April 25, 2007



Securities and Exchange Commission
100 F Street, N.E.
Washington  DC  50549

RE:  Midland National Life Separate Account A
     File Number 333-14081 - Premier Variable Universal Life 1.1 -
     Variable Executive Universal Life 2 - Variable Executive Universal Life

Commissioners:

Enclosed for filing is a copy of Post-Effective Amendment Number 14 to the above referenced Form N-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) of Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill & Brennan, LLP at 202-383-0126.



/s/

Terri Silvius
Director - Compliance
Variable Operations


cc:       Frederick R. Bellamy
          Sutherland Asbill & Brennan LLP

                                               As filed with the Securities and Exchange Commission on April 26, 2007

=====================================================================================================================

                                                                                      Registration File No. 333-14081
                                                                                                            811-05271

                                                 SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, DC 20549

                                                           ---------------

                                                              FORM N-6

                                        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [     ]

                                           PRE-EFFECTIVE AMENDMENT NO.  ___                                   [     ]
                                                                       -----------------

                                           POST-EFFECTIVE AMENDMENT NO.  _14__                                [  X  ]
                                                                         ---

                                                               and/or

                                         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                                            ACT OF 1940                                       [     ]

                                           AMENDMENT NO.  ___   94                                            [  X  ]
                                                          ------------------

                                                  (Check appropriate box or boxes.)

                                              Midland National Life Separate Account A
                                                     (Exact name of registrant)

                                               MIDLAND NATIONAL LIFE INSURANCE COMPANY
                                                         (Name of depositor)
                                                          One Midland Plaza
                                                Sioux Falls, South Dakota 57193-9991
                                        (Address of depositor's principal executive offices)
                                  Depositor's Telephone Number, including Area Code: (605) 335-5700

                      Steve Horvat, Senior Vice President - Legal                          Copy to:
                        Midland National Life Insurance Company                   Frederick R. Bellamy, Esq.
                                   One Midland Plaza                           Sutherland Asbill & Brennan LLP
                         Sioux Falls, South Dakota 57193-9991                   1275 Pennsylvania Avenue, N.W.
                        (Name and address of agent for service)                   Washington, DC 20004-2415

                                            Approximate Date of Proposed Public Offering:
                           As soon as practicable after the effective date of this registration statement.

                   It is proposed that this filing will become effective (check appropriate box):

                   [ ]      immediately upon filing pursuant to paragraph (b)

                   |X|      on  May 1, 2007 pursuant to paragraph (b)

                   [ ]      60 days after filing pursuant to paragraph (a)(i)

                   [ ]      on ________pursuant to paragraph (a)(i) of Rule 485

                   If appropriate check the following box:

                   |_|      This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment _______________

                                                Title of Securities Being Registered:
                              Interests in Individual Flexible Premium Variable Life Insurance Policies


                       PREMIER VARIABLE UNIVERSAL LIFE 1.1
                 Flexible Premium Variable Life Insurance Policy
                                   Issued By:
                     Midland National Life Insurance Company
                    One Midland Plaza o Sioux Falls, SD 57193
            (605) 335-5700 (telephone) o (800) 272 - 1642 (toll free
                                telephone number)
              (605) 373-8557 (facsimile for transaction requests) o
                  (605) 335-3621 (facsimile for administrative
                   requests) Through the Midland National Life
                               Separate Account A


Premier Variable Universal Life 1.1 ("the policy") is a life insurance policy issued by Midland National Life Insurance Company. The policy:

      o provides insurance coverage with flexibility in death benefits and premiums;
      o pays a death benefit if the Insured person dies while the policy is still inforce;
      o can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.
      o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. There may be tax consequences to these transactions. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund.

You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

     1.  AIM Variable Insurance Funds,
     2.  Alger American Fund,
     3.  American Century Variable Portfolios, Inc.,
     4.  Fidelity(R)Variable Insurance Products,
     5.  Goldman Sachs Variable Insurance Trust,
     6.  Lord Abbett Series Fund, Inc.,
     7.  MFS(R)Variable Insurance Trusts,
     8.  Neuberger Berman AMT Portfolios,
     9.  PIMCO Variable Insurance Trust,

     10. Premier VIT,
     11. ProFunds VP, and

     12. Van Eck Worldwide Insurance Trust


You can choose among the forty-one investment divisions listed on the following page. However, after June 15th, 2007 there will be fifty investment divisions available.


Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.





                                   May 1, 2007


                                        SEPARATE ACCOUNT INVESTMENT PORTFOLIOS
--------------------------------------------------------------- -------------------------------------------------------------

AIM V.I. Financial Services Fund                                Fidelity VIP Overseas Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

AIM V.I. Global Health Care Fund                                Goldman Sachs VIT Growth and Income Fund*

--------------------------------------------------------------- -------------------------------------------------------------

AIM V.I. International Growth Fund*                             Goldman Sachs VIT Structured Small Cap Equity Fund

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Growth Portfolio                                 Lord Abbett Series Fund, Inc. America's Value Portfolio*

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                       Lord Abbett Series Fund, Inc. Growth and Income Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Mid-Cap Growth Portfolio                         Lord Abbett Series Fund, Inc. International Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Small Capitalization Portfolio                   Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Balanced Fund                               MFS(R)VIT Emerging Growth Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Capital Appreciation Fund                   MFS(R)VIT Investors Trust Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Income and Growth Fund                      MFS(R)VIT New Discovery Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP International Fund                          MFS(R)VIT Research Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Value Fund                                  MFS(R)VIT Total Return Series*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Asset ManagerSM Portfolio                          MFS(R)VIT Utilities Series*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Asset Manager: Growth(R)Portfolio                   Neuberger Berman AMT Regency Portfolio

--------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Balanced Portfolio                                 PIMCO VIT High Yield Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Contrafund(R)Portfolio                              PIMCO VIT Low Duration Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio                            PIMCO VIT Real Return Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Growth & Income Portfolio                          PIMCO VIT Total Return Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio                     Premier VIT OpCap Small Cap Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Growth Portfolio                                   ProFund VP Japan*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP High Income Portfolio                              ProFund VP Oil & Gas*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Index 500 Portfolio                                ProFund VP Small-Cap Value*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Investment Grade Bond Portfolio                    ProFund VP Ultra Mid-Cap*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP MidCap Portfolio                                   Van Eck Worldwide Hard Assets Fund

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Money Market Portfolio                             Van Eck Worldwide Real Estate Fund

--------------------------------------------------------------- -------------------------------------------------------------


*Available beginning June 15, 2007.

This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy. You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                                   Table of Contents

      POLICY BENEFITS/RISKS SUMMARY........................................................................................6
      POLICY BENEFITS......................................................................................................6
           Death Benefit...................................................................................................6
           Flexible Premium Payments.......................................................................................6
           No Lapse Guarantee Premium......................................................................................6
           Benefits of the Policy Fund.....................................................................................6
           Tax Benefits....................................................................................................7
           Policy Illustrations............................................................................................7
           Additional Benefits.............................................................................................8
           Your Right to Examine This Policy...............................................................................8
      POLICY RISKS.........................................................................................................8
           Investment Risk.................................................................................................8
           Surrender Charge Risk...........................................................................................8
           Withdrawing Money...............................................................................................8
           Risk of Lapse...................................................................................................8
           Tax Risks.......................................................................................................9
           Risk of Increases in Charges....................................................................................9
           Portfolio Risks................................................................................................10
      FEE TABLE...........................................................................................................11
      SUMMARY OF PREMIER VARIABLE UNIVERSAL LIFE 1.1......................................................................15
      DEATH BENEFIT OPTIONS...............................................................................................15
      FLEXIBLE PREMIUM PAYMENTS...........................................................................................15
      INVESTMENT CHOICES..................................................................................................16
      YOUR POLICY FUND....................................................................................................16
           Transfers......................................................................................................16
           Policy Loans...................................................................................................18
           Withdrawing Money..............................................................................................18
           Surrendering Your Policy.......................................................................................18
      DEDUCTIONS AND CHARGES..............................................................................................18
           Deductions From Your Premiums..................................................................................18
           Deductions From Your Policy Fund...............................................................................19
           Surrender Charge...............................................................................................19
      ADDITIONAL INFORMATION ABOUT THE POLICIES...........................................................................20
           Your Policy Can Lapse..........................................................................................20
           Correspondence and Inquiries...................................................................................20
           State Variations...............................................................................................21
           Tax-Free "Section 1035" Exchanges..............................................................................21
      DETAILED INFORMATION ABOUT PREMIER VARIABLE UNIVERSAL LIFE 1.1......................................................21
      INSURANCE FEATURES..................................................................................................21
           How the Policies Differ From Whole Life Insurance..............................................................21
           Application for Insurance......................................................................................22
           Death Benefit..................................................................................................22
           Notice and Proof of Death......................................................................................23
           Payment of Death Benefits......................................................................................23
           Maturity Benefit...............................................................................................23
           Changes In Premier Variable Universal Life 1.1.................................................................23
           Changing The Face Amount of Insurance..........................................................................24
           Changing Your Death Benefit Option.............................................................................25
           When Policy Changes Go Into Effect.............................................................................25
           Flexible Premium Payments......................................................................................25
           Allocation of Premiums.........................................................................................27
           Additional Benefits............................................................................................27
      SEPARATE ACCOUNT INVESTMENT CHOICES.................................................................................32
           Our Separate Account And Its Investment Divisions..............................................................32
           The Funds......................................................................................................32
           Investment Policies Of The Portfolios..........................................................................33
           Effects of Market Timing.......................................................................................37
           Charges In The Funds...........................................................................................38
      USING YOUR POLICY FUND..............................................................................................38
           The Policy Fund................................................................................................38
           Amounts In Our Separate Account................................................................................39
           How We Determine The Accumulation Unit Value...................................................................39
           Policy Fund Transactions.......................................................................................40
           Transfers Of Policy Fund.......................................................................................40
           Transfer Limitations...........................................................................................41
           Dollar Cost Averaging..........................................................................................43
           Portfolio Rebalancing..........................................................................................44
           Automatic Distribution Option..................................................................................44
           Policy Loans...................................................................................................45
           Withdrawing Money From Your Policy Fund........................................................................46
           Surrendering Your Policy.......................................................................................47
      THE GENERAL ACCOUNT.................................................................................................48
      DEDUCTIONS AND CHARGES..............................................................................................49
           Deductions From Your Premiums..................................................................................49
           Charges Against The Separate Account...........................................................................49
           Monthly Deductions From Your Policy Fund.......................................................................50
           Transaction Charges............................................................................................51
           How Policy Fund Charges Are Allocated..........................................................................52
           Loan Charge....................................................................................................52
           Surrender Charge...............................................................................................52
           Portfolio Expenses.............................................................................................54
      TAX EFFECTS.........................................................................................................54
      INTRODUCTION........................................................................................................54
      TAX STATUS OF THE POLICY............................................................................................54
      TAX TREATMENT OF POLICY BENEFITS....................................................................................55
           In General.....................................................................................................55
           Modified Endowment Contracts (MEC).............................................................................55
           Distributions Other Than Death Benefits from Modified Endowment Contracts......................................55
           Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts................56
           Investment in the Policy.......................................................................................56
           Policy Loans...................................................................................................56
           Treatment of the Benefit Extension Rider.......................................................................57
           Withholding....................................................................................................57
           Life Insurance Purchases by Residents of Puerto Rico...........................................................57
           Life Insurance Purchases by Nonresident Aliens and Foreign Corporations........................................57
           Multiple Policies..............................................................................................57
           Continuation of Policy Beyond Age 100..........................................................................58
           Living Needs Rider.............................................................................................58
           Business Uses of Policy........................................................................................58
           Non-Individual Owners and Business Beneficiaries of Policies...................................................58
           Split-Dollar Arrangements......................................................................................59
           Alternative Minimum Tax........................................................................................59
           Estate, Gift, and Generation-Skipping Transfer Tax Considerations..............................................59
           Possible Tax Law Changes.......................................................................................60
           Our Income Taxes...............................................................................................60
      ADDITIONAL INFORMATION ABOUT THE POLICIES...........................................................................60
      YOUR RIGHT TO EXAMINE THIS POLICY...................................................................................60
      YOUR POLICY CAN LAPSE...............................................................................................62
      YOU MAY REINSTATE YOUR POLICY.......................................................................................62
      POLICY PERIODS AND ANNIVERSARIES....................................................................................62
      MATURITY DATE.......................................................................................................63
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT...........................................................................63
      CHANGING THE SEPARATE ACCOUNT.......................................................................................63
      LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY.........................................................................64
      YOUR PAYMENT OPTIONS................................................................................................66
           Lump Sum Payments..............................................................................................66
           Optional Payment Methods.......................................................................................66
      YOUR BENEFICIARY....................................................................................................67
      ASSIGNING YOUR POLICY...............................................................................................67
      WHEN WE PAY PROCEEDS FROM THIS POLICY...............................................................................67
      YOUR VOTING RIGHTS AS AN OWNER......................................................................................69
      DISTRIBUTION OF THE POLICIES........................................................................................70
      LEGAL PROCEEDINGS...................................................................................................71
      FINANCIAL STATEMENTS................................................................................................72
      Illustrations.......................................................................................................72
      Definitions.........................................................................................................81
      APPENDIX A..........................................................................................................83
      APPENDIX B..........................................................................................................84


                          POLICY BENEFITS/RISKS SUMMARY

In this prospectus "We", "Our", "Us", "Midland National", and "Company" mean Midland National Life Insurance Company. "You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured person", because the Insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy. In this prospectus, these words and phrases are generally in bold face type.

This summary describes the policy's important risks and benefits. The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is inforce and that there is no outstanding policy loan.

This prospectus generally describes policies issued after May 1, 2003 with respect to certain features (including the premium charge and cost of insurance deduction and no lapse guarantee period). For information on how policies issued before May 1, 2003 are different, see Appendix A.

POLICY BENEFITS

Death Benefit

Premier Variable Universal Life 1.1 is life insurance on the Insured person. If the policy is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:


      o Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a "level" death benefit.
      o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 22 We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.


You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within certain limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no lapse guarantee premium is based on the policy's face amount and the Insured person's age, sex and underwriting class. We are not obligated to accept any premium or a premium payment of less than $50.00; however, under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 25.


No Lapse Guarantee Premium

During the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements. See "Premium Provisions During the No Lapse Guarantee Period" on page 26.


Benefits of the Policy Fund

      o Withdrawing Money from Your Policy Fund. You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make is 50% of Your net cash surrender value (that is Your policy fund minus policy debt minus surrender charge) in the first policy year; thereafter, it is 90% of Your net cash surrender value. There may be tax consequences for making a partial withdrawal. See "Withdrawing Money From Your Policy Fund" on page 46.
      o Surrendering Your Policy. You can surrender Your policy for cash and then We will pay You the net cash surrender value (the policy fund minus the surrender charge and minus any policy debt). See "Surrendering Your Policy" on page 18. There may be tax consequences for surrendering Your policy.
      o Policy Loans. You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. See "Policy Loans" on page 45. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "Tax Effects" on page 54.
      o Transfers of Policy Fund. You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th transfer in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. There are additional limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 40.
      o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 43.
      o Portfolio Rebalancing. The Portfolio Rebalancing Option allows policy owners, who are not participating in a DCA program, to have the Company automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. At each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 44.
      o Automatic Distribution Option. You can elect to receive automatic distributions of your net cash surrender value on a monthly, quarterly, semi-annual or annual basis by filling out one form, and we will automatically process the necessary withdrawals and loans. See "Automatic Distribution Option" on page 44.


Tax Benefits
We intend for the policy to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit. In addition, transfers of policy funds (among investment divisions and between the General Account and the various investment divisions) are not taxable transactions.


See "Tax Risks" on page 9 and "Tax Effects" on page 54. You should consult with and rely on a qualified tax advisor for assistance in all policy related tax matters.


Policy Illustrations
There are sample illustrations at the end of this prospectus showing policy fund values, cash surrender values, and death benefits for a hypothetical Insured based on certain assumptions. You should receive a personalized illustration that reflects Your particular circumstances. These hypothetical illustrations should help You to:

      o understand the long-term effects of different levels of investment performance,
      o     understand the charges and deductions under the policy, and
      o     compare the policy to other life insurance policies.

The hypothetical illustrations also show the value of the monthly premium accumulated at interest and demonstrate that the cash surrender values may be very low (compared to the premiums accumulated at interest) if You surrender the policy in the early policy years. Therefore, You should not purchase the policy as a short-term investment or if You do not need the insurance protection. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy fund values. Your actual policy fund, cash surrender value, and death benefit amount will be different than the amounts shown in the hypothetical illustrations.

Additional Benefits
Your policy may have one or more supplemental benefits that are options or attached by rider to the policy. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:


     o Waiver of Charges Rider                 o Additional Insured Rider
     o Flexible Disability Benefit Rider       o Guaranteed Insurability Rider
     o Accidental Death Benefit Rider          o Living Needs Rider
     o Children's Insurance Rider*             o Benefit Extension Rider
     o Family Insurance Rider*                 o Extended Maturity Option
                                               o Children's Insurance Rider 2

       *No longer available for issue on new or inforce policies.


Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Policy

For a limited period of time, as specified in Your policy, You have a right to examine and cancel the policy for any reason. See "Your Right To Examine This Policy" on page 60.


POLICY RISKS

Investment Risk
Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. During times of declining investment performance, the deduction of charges based on the net amount at risk could accelerate and further reduce Your policy fund in the investment divisions and the General Account. If You allocate net premium to the General Account, then We credit Your policy fund in the General Account with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although, it will never be lower than a guaranteed minimum annual effective rate of 3.5%. No one insures or guarantees the policy fund allocated to the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if You intend to surrender all or part of the policy value in the near future.

This policy is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period, We will deduct a surrender charge. The surrender charge period lasts for the first 10 policy years after the date of issue or increase in face amount. It is possible that You will receive no net cash surrender value if You surrender Your policy, especially in the first few policy years. See "Surrender Charge" on page 52. Taxes and a tax penalty may apply. See "Tax Effects" on page 54.


Withdrawing Money

If You make a partial withdrawal, We will deduct a withdrawal charge if You make more than one withdrawal in any given policy year. The maximum partial withdrawal You can make during the first policy year is 50% of the net cash surrender value; in any policy year thereafter it is 90% of the net cash surrender value. Taxes and a tax penalty may apply. See "Tax Effects" on page 54.


Risk of Lapse
Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly deductions.

      o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the accumulated no lapse guarantee premium requirements described in "Premium Provisions During The No Lapse Guarantee Period" on page 26. .Nevertheless, the policy can lapse
            (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirements and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Policy Can Lapse" on page
            62. Taxes a tax penalty may apply.
      o Policy Loans. Your loan may affect whether Your policy remains inforce. If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy's net cash surrender value, then the policy's lapse provision may apply. Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken. For more details see "Policy Loans" on page 56. Taxes and a tax penalty may apply.

      o Surrender Charge Period. If You allow Your policy to lapse during the surrender charge period, We will deduct a surrender charge.
Tax Risks
In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under the policy.

Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract under federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse. The aim of this strategy is to continue borrowing from the policy until its contract value (i.e. the policy fund) is just enough to pay off the policy loans that have been taken out and then relying on the Benefit Extension Rider to keep the policy in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the Benefit Extension Rider is lower than the policy's original death benefit, then the policy might become a MEC which could result in a significant tax liability attributable to the balance of any policy debt. Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy. In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the policy as a source of tax-free income by taking out policy loans should, before purchasing the policy, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.


See "Tax Effects" on page 54. You should consult a qualified tax advisor for assistance in all policy-related tax matters.


Risk of Increases in Charges

Certain fees and charges assessed against the policy are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum level. If fees and charges are increased, the risk that the policy will lapse increases and You may have to increase the premiums to keep the policy inforce.

Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

                                                       Fee Table

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy.  The first table describes the fees and expenses that You will pay at the time You buy the policy, make premium payments, take cash withdrawals, surrender the policy, exercise certain riders or transfer policy funds between investment divisions.

---------------------------------------------------------------------------------------------------------------------------------
                                                        Transaction Fees
---------------------------------------------------------------------------------------------------------------------------------
                Charge                   When Charge Is Deducted                          Amount Deductedi
                                                                    -------------------------------------------------------------
                                                                          Maximum Guaranteed              Current Charge
                                                                                Charge
---------------------------------------------------------------------------------------------------------------------------------
Premium Charge                        Upon receipt of a premium     5.0% of each premium          If the initial face amount of
                                      payment.                      payment in all policy years.  insurance is less than
The current charge is lower (as                                                                   $1,000,000, the charge  is
shown) if the initial  face amount of                                                             5.0% of each premium
insurance is $1,000,000 or greater.ii                                                             payment received in policy
                                                                                                  years 1 through 15.
                                                                                                  Otherwise, it is 4.5% of each
                                                                                                  premium payment received
                                                                                                  in policy years 1-15.
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Civil Service Allotment Service       Upon receipt of a premium     $0.46 from each bi-weekly     $0.46 from each bi-weekly
Charge                                payment where Civil Service   premium payment.              premium payment.
                                      Allotment is chosen.
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Surrender Chargeiii                   At the time of surrender or   $9.00 up to $52.50 in the     $9.00 up to $52.50 in the
(Deferred Sales Charge)               lapse that occurs (a) during  first policy year per $1,000  first policy year per $1,000
                                      the first 10 policy years, or of face amount.iv             of face amount.iv
Minimum and Maximum                   (b) during the first 10
                                      policy years following any
                                      increase in face amount.
Charge for a male Insured issue age   At the time of surrender or   $22.00 per $1,000 of face     $22.00 per $1,000 of face
40 in the nonsmoker premium class     lapse that occurs (a) during  amount.                       amount.
in the first policy year              the first 10 policy years, or
                                      (b) during the first 10
                                      policy years following any
                                      increase in face amount.
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Partial Withdrawal Charge             Upon partial withdrawal.      Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                    amount withdrawn on any       amount withdrawn on any
                                                                    withdrawal after the first    withdrawal after the first
                                                                    one in any policy year.       one in any policy year.
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Transfer Fees                         Upon transfer of any money    $25 on each transfer after    $0 on all transfers.
                                      from the investment           the 12th transfer in any one
                                      divisions or the General      policy year.
                                      Account.
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Optional Rider Charges
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Living Needs Rider                    At the time a benefit is paid $500.00                                  $200.00v
                                      out.
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The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

---------------------------------------------------------------------------------------------------------------------------------
                       Periodic Fees Related to Owning the Policy Other than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------
                Charge                   When Charge Is Deducted                          Amount Deductedi
                                                                    -------------------------------------------------------------
                                                                       Maximum Guaranteed              Current Charge
                                                                             Charge
---------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Deductionvi         On the policy date and on     $0.06 up to $83.33 per   If the Initial specified face
                                      every monthly anniversary.    $1,000 of net amount at  amount is less than or equal to
                                                                    riskviiper month.        $249,999 -the charges vary from
Minimum and Maximum - The                                                                    $0.05 up to $25.91 per $1,000 of
current charge (as shown) varies                                                             net amount at risk per month.
depending on Your initial face
amount of insurance.                                                                         If the Initial face amount is
                                                                                             greater than or equal to $250,000
                                                                                             but less than or equal to $999,999
                                                                                             the charges vary from  $0.05 up
                                                                                             to $24.09 per $1,000 of net
                                                                                             amount at risk per month.

                                                                                             If the initial face amount is
                                                                                             greater than or equal to
                                                                                             $1,000,000 the charges vary from
                                                                                             $0.05 up to $22.95 per $1,000 of
                                                                                             net amount at risk per month.

Charges for a male Insured issue      On the policy date and on     $0.20 per $1,000 of net  $0.13 per $1,000 of net amount at
age 40 in the nonsmoker premium class every monthly anniversary.    amount at risk per       risk per month.
in the first policy year with an                                    month.
initial specified face amount of
$375,000.
---------------------------------------------------------------------------------------------------------------------------------
Expense Charge                        On the policy date and on     $7 per month in all      $7 per month in policy years 1
                                      every monthly anniversary.    policy years.            through 15 and $4 per month
                                                                                             thereafter.
---------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk            On each day the policy        Annual rate of 0.90% of  Annual rate of 0.90%  of the
Charge                                remains inforce.              the policy Separate      policy Separate Account assets
                                                                    Account assets in        in policy years 1 - 10 and 0.10%
                                                                    policy years 1-10 and    thereafter.
                                                                    0.10% thereafter.
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Loan Interest Spreadviii              On policy anniversary or      4.50% (annually) in      2.00% (annually) in policy years
                                      earlier, as applicableix      policy years 1-5;        1-5; 0.00% (annually) thereafter.
                                                                    0.00% (annually)
                                                                    thereafter.
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Optional Rider Chargesx
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Accidental Death Benefit Rider        On rider policy date and      $0.03 up to $0.09 per    $0.03 up to $0.09 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of accidental death
Minimum and Maximum                   thereafter.                   accidental death         benefit selected.
                                                                    benefit selected.
Charge for a male Insured attained    On rider policy date and      $0.08 per month per      $0.08 per month per $1,000 of
age 40 in the nonsmoker premium       each monthly anniversary      $1,000 of accidental     accidental death benefit.
class in the first policy year        thereafter.                   death benefit.
following the rider policy date.

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Additional Insured Rider              On rider policy date and      $0.16 up to $83.33 per   $0.09 up to $19.23 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of Additional Insured Rider
                                      thereafter.                   Additional Insured Rider death benefit.
Minimum and Maximum                                                 death benefit.

Charge for a female Insured           On rider policy date and      $0.42 per month per      $0.22 per month per $1,000 of
attained age 40 in the nonsmoker      each monthly anniversary      $1,000 of Additional     Additional Insured Rider death
premium class in the first policy     thereafter.                   Insured Rider death      benefit.
year following the rider policy date.                               benefit.
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Children's Insurance Rider            On rider policy date and      $0.52 per month per      $0.52 per month per $1,000 of
                                      each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.
                                      thereafter.                   Insurance benefit. xi
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Children's Insurance Rider 2          On rider policy date and      $0.50 per month per      $0.50 per month per $1,000 of
                                      each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.
                                      thereafter.                   Insurance benefit. xii

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Family Insurance Rider                On rider policy date and      $1.72 per month per      $1.72 per month per unit of
                                      each monthly anniversary      unit of Family Insurance Family Insurance Rider.

                                      thereafter.                   Rider.xiii

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Flexible Disability Benefit Rider     On rider policy date and      $0.27 up to $0.80 per    $0.27 up to $0.80 per month per
                                      each monthly anniversary      month per $10 of         $10 of monthly benefit.
                                      thereafter until the policy   monthly benefit.
Minimum and Maximum                   anniversary on which the
                                      Insured reaches attained
                                      age 60.

Charge for a male Insured issue age   On rider policy date and      $0.50 per month per      $0.50 per month per $10 of
40 in the nonsmoker premium class.    each monthly anniversary      $10 of monthly benefit.  monthly benefit.
                                      thereafter until the policy
                                      anniversary on which the
                                      Insured reaches attained
                                      age 60.
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Guaranteed Insurability Rider         On rider policy date and      $0.05 up to $0.17 per    $0.05 up to $0.17 per $1,000 of
                                      each monthly anniversary      month per $1,000 of      Guaranteed Insurability benefit
                                      thereafter.                   Guaranteed Insurability  elected.
Minimum and Maximum                                                 benefit elected.

Charge for a male Insured issue age   On rider policy date and      $0.13 per month per      $0.13 per month per $1,000 of
30 in the nonsmoker premium class     each monthly anniversary      $1,000 of Guaranteed     Guaranteed Insurability benefit
                                      thereafter.                   Insurability benefit     elected.
                                                                    elected.
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Waiver of Charges Rider               On rider policy date and      $0.01 up to $0.12 per    $0.01 up to $0.12 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of face amount.
                                      thereafter.                   face amount.
Minimum and Maximum
Charge for a male Insured issue age   On rider policy date and      $0.02 per month per      $0.02 per month per $1,000 of
40 in the nonsmoker premium class     each monthly anniversary      $1,000 of face amount.   face amount.
in the first policy year              thereafter.
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i Some of these charges are rounded off in accordance with regulations of the U.S. Securities and Exchange Commission. Actual charges may be somewhat higher or lower.
ii The premium charge percentage is based on the initial face amount at the time of issue and does not increase or decrease if there is a subsequent change in the face amount of the policy.
iii The surrender charge varies based upon the sex, issue age, and rating class of the Insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the surrender charge applicable to Your policy. For more detailed information concerning Your surrender charges, please contact Our Executive Office.
iv These charges decrease gradually in policy years 2 through 10 to $0.00 for policy years 11 and thereafter. An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the attained age and rating class at the time the face amount increase becomes effective.
v Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.
vi The cost of insurance rate varies based upon the sex, attained age, and rating class of the Insured person at the time of the charge. The cost of insurance deductions shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the cost of insurance deduction applicable to Your policy. For more detailed information concerning Your cost of insurance deductions, please contact Our Executive Office.
vii As of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).
viii The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.50% annually).
ix While a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured's death.
x Charges for these riders may vary based on the policy duration, Insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your policy's specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

xi Regardless of the number of children or their age, up to age 21.
xii Regardless of the number of children or their age, up through age 18 xiii Regardless of the number of children or their age, up to age 21, or the age of the spouse. A unit of coverage provides for a decreasing term insurance benefit for the spouse that is shown in the rider form You receive with Your policy as well as $1,000 of term insurance for each of the Insured's children. The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2006. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

------------------------------------------------------------------------ --------------------- ----- --------------------
                                                                                Lowest                     Highest
------------------------------------------------------------------------ --------------------- ----- --------------------
Total Annual Portfolio Operating Expenses 1 (total of all expenses that are deducted from portfolio assets, including management fees,

distribution or service fees (12b-1 fees), and other expenses)                  0.10%                       1.65%

------------------------------------------------------------------------ --------------------- ----- --------------------
Net Annual Portfolio Operating Expenses After Contractual
Waivers and Reimbursements 2 (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other
expenses)                                                                       0.10%                       1.36%
------------------------------------------------------------------------ --------------------- ----- --------------------

1 The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers. Midland National has not independently verified such information. The expenses reflect those incurred as of December 31, 2006. Current or future expenses may be greater or less than those shown.
2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International portfolio that require a portfolio's investment advisor to reimburse or waive certain portfolio expenses through the fiscal year ending December 31, 2007.


These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the portfolio company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621


For information concerning compensation paid for the sale of the policies, see "Distribution of the Policies" on page 70.


                 SUMMARY OF PREMIER VARIABLE UNIVERSAL LIFE 1.1

DEATH BENEFIT OPTIONS

Premier Variable Universal Life 1.1 provides life insurance on the Insured person. If the policy is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

      o Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a "level" death benefit.
      o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 22.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

The minimum face amount is $150,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no-lapse guarantee premium is based on the policy's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.


You may choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the accumulated no lapse guarantee premium requirements described in "Premium Provisions During The No Lapse Guarantee Period" on page 26.


INVESTMENT CHOICES

You may allocate Your policy fund to up to ten of the 41 available investment divisions.


You bear the complete investment risk for all amounts allocated to any of these investment divisions. For more information, see "The Funds" on page 32. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 48.


YOUR POLICY FUND


Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge, any per premium expenses, as described in the "Deductions From Your Premiums" section on page 49 and the first monthly deduction as described in the "Monthly Deductions From Your Policy Fund" section on page 50. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

      o     the amount and frequency of premium payments,
      o deductions for the cost of insurance, additional benefits, and other charges,
      o     the investment performance of Your chosen investment divisions,
      o     interest earned on amounts allocated to the General Account,
      o     the impact of loans, and
      o     the impact of partial withdrawals.

There is no guaranteed policy fund for amounts allocated to the investment divisions. See "The Policy Fund" on page 38.


Transfers

You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Transfers take effect when We receive Your request. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th in a policy year. There are other limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 40. Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.


Policy Loans

You may borrow up to 92% of Your net cash surrender value (the policy fund less the surrender charge minus any policy debt). Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annually adjusted rate. See "Policy Loans" on page 45. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "Tax Effects" on page 54.


Withdrawing Money

You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in the first policy year is 50% of the net cash surrender value; thereafter it is 90% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25) for each subsequent withdrawal. See "Withdrawing Money From Your Policy Fund" on page 46. Withdrawals and surrenders may have negative tax effects. See "Tax Effects" on page 54. Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. Withdrawals are affected at unit values determined at the close of business on the day the withdrawal takes effect.


Surrendering Your Policy

You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge will be deducted if You surrender Your policy or allow it to lapse during the surrender charge period. It is possible that You will receive no net cash surrender value if You surrender Your policy, especially in the first few policy years. See "Surrendering Your Policy" on page 47.Taxes and a tax penalty may apply. See "Tax Effects" on page 54.


Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

For most policies, We deduct a 5.0% premium charge from each premium payment. (The charge is 4.5% for policies issued after May 1, 2003 with an initial face amount of insurance of $1,000,000 or more). The premium charge is based on the initial face amount at the time of issue and does not increase or decrease if there is a subsequent change in the face amount of the policy. We currently intend to eliminate this charge after the 15th policy year. (This is not guaranteed.) This charge partially reimburses Us for the selling and distribution costs of this policy and for premium taxes We pay. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cents) service charge from each premium payment. See "Deductions From Your Premiums" on page 49.


Deductions From Your Policy Fund
Certain amounts are deducted from Your policy fund monthly. These are:

      o an expense charge of $7.00. We currently intend to reduce this charge to $4.00 after the 15th policy year. (This reduction is not guaranteed.)
      o a cost of insurance deduction. The amount of this charge is based on the Insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and
      o     charges for additional benefits.

In addition, We deduct fees when You make:

      o a partial withdrawal of net cash surrender value more than once in a policy year or
      o more than twelve transfers a year between investment divisions. (We currently waive this charge). See

          "Monthly Deductions From Your Policy Fund" on page 50.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division in the first 10 policy years and 0.10% after the 10th policy year.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the first 10 policy years. If You keep this policy inforce for longer than 10 years, then You will not incur a surrender charge on the original face amount of insurance. As explained in the sections entitled "Surrender Charge" on page 52 a face amount increase will result in a new 10 year surrender charge period on the amount of the increase.


The surrender charge varies by the issue age, sex and class of the Insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of 10 policy years. For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $18.05 per $1,000 of the face amount, but a male with an issue age of 65 and a class of preferred nonsmoker will have a first year surrender charge of $47.50 per $1,000 of the face amount. The maximum first year surrender charge for all issue ages, sexes and classes is $52.50 per $1,000 of the face amount. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older.


The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000. If You decrease Your face amount after Your policy is issued, the surrender charge will not change. If You increase Your face amount after Your policy is issued, We will send You an endorsement, which specifies the surrender charges for the amount of the increase. See "Surrender Charge" on page 52 for a full description of how the new surrender charges are determined for a face amount increase and for examples of the surrender charges for various issue ages, sexes and classes.


ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse

Your policy remains inforce if the net cash surrender value can pay the monthly deductions. In addition, during the no lapse guarantee period (including the period of time provided by an inforce no lapse guarantee option), Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements (including the period of time provided by an inforce no lapse guarantee option). However, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirement and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Policy Can Lapse" on page 62.


Correspondence and Inquiries
You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in face amount, regarding Your policy. Our Executive Office is located at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                 (800) 272-1642


You may send correspondence and transaction requests to Us at Our Executive Office. If You are submitting an administrative request, please fax it to (605) 335-3621. Any administrative requests sent to another number or address may not be considered received in Our Executive Office and will not receive that day's price. Some examples of administrative requests would be:


     o Partial withdrawals
     o Ownership changes
     o Beneficiary changes
     o Collateral Assignments
     o Address changes'
     o Loan/Surrender Requests
     o Request for general policy information.


If You are submitting a transaction request, please fax it to (605) 373-8557. Any transaction requests sent to another number or address may not be considered received in Our Executive Office and will not receive that day's price. Some examples of transaction requests would be:


     o Transfers among funds
     o Fund or General Account additions/deletions
     o Premium allocation changes
     o Monthly deduction changes

     o Dollar Cost Averaging set-up
     o Portfolio rebalancing set-up


The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the Insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear these risks.

State Variations
Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise). You should consult with and rely upon a tax advisor if You are considering a policy exchange. See "Tax Effects" on page 54.


DETAILED INFORMATION ABOUT PREMIER VARIABLE UNIVERSAL LIFE 1.1

INSURANCE FEATURES

This prospectus describes Our Premier Variable Universal Life 1.1 policy. There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance
Premier Variable Universal Life 1.1 provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. The policy differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Premier Variable Universal Life 1.1 has two types of death benefit options. You may switch back and forth between these options. Premier Variable Universal Life 1.1 also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Premier Variable Universal Life 1.1 is "variable" life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance
To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80. However, after June 15, 2007, the maximum issue age will be 75.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact Our Executive Office.

Death Benefit
As long as Your policy remains inforce, We will pay the death benefit to the beneficiary when the Insured dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

      o Option 1 provides a benefit that equals the face amount of the policy. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.
      o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the Insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your policy fund. The percentage declines as the Insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the Insured dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the Insured's death. A table of corridor percentages and some examples of how they work, are in the Statement of Additional Information which is available free upon request (see back cover).


Under either option, the length of time Your policy remains inforce depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the no lapse guarantee period (including any period of time provided by an inforce no lapse guarantee option), Your policy remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly no lapse guarantee premiums (including any period of time provided by an inforce no lapse guarantee option) for all of the policy months since the policy was issued.


The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains inforce.

The minimum initial face amount is $150,000.

Notice and Proof of Death
We require satisfactory proof of the Insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits
In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit

If the Insured person is still living on the maturity date, We will pay You the Policy Fund minus any outstanding loans. The policy will then end. The maturity date is the policy anniversary after the Insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 63.


Changes In Premier Variable Universal Life 1.1
Premier Variable Universal Life 1.1 gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the policy fund decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance
You may change the face amount of Your policy by submitting a fully completed policy change application to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions.

For increases:

      o     Increases in the face amount must be at least $25,000.
      o To increase the face amount, You must provide a fully completed policy change application and satisfactory evidence of insurability. If the Insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We reserve the right to change this procedure in the future).
      o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.
      o The right to examine this policy does not apply to face amount increases. (It only applies when You first purchase the policy).
      o There will be an increase in the no lapse guarantee premium requirements.
      o     A new surrender charge period will apply to the face amount increase

For decreases:

      o     The surrender charge remains unchanged at the time of decrease.
      o You cannot reduce the face amount below the minimum issue amounts as noted on the schedule of policy benefits page of Your policy.
      o Monthly cost of insurance deductions from Your policy fund will decrease.
      o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the Insured's age at the time of the change.
      o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard cost of insurance deductions, then We will first decrease the face amount that is at substandard higher cost of insurance deductions. We reserve the right to change this procedure.
      o There will be no decrease in the no lapse guarantee premium requirement.

Changing the face amount may have tax consequences. See "Tax Effects" on page
54. You should consult a tax advisor before making any change.


Changing Your Death Benefit Option
You may change Your death benefit option from option 1 to option 2 by submitting a fully completed policy change application to Our Executive Office. We require satisfactory evidence of insurability to make this change. If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and net amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum issue amounts, as noted on the schedule of policy benefits page of Your policy.

You may change Your death benefit option from option 2 to option 1 by sending a written request to Our Executive Office. If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect
Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approved Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You in writing if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.


Policy changes may have negative tax consequences. See "Tax Effects" on page 54. You should consult a tax advisor before making any change.


Flexible Premium Payments
You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your policy's Schedule of Policy Benefits page will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium. The planned premiums may not be enough to keep Your policy inforce.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

     1) the age, sex and premium class of the Insured,
     2) the initial face amount of the policy, and
     3) any additional benefits selected.

All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under current Company practice, amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that Your policy will stay inforce. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. If Your policy contains the Automatic Benefit Increase Provision Rider, this includes increases resulting from this rider. Generally, if Your policy was issued After May 1, 1998 and prior to July 15, 2004, You will have this rider.

(For more information on the Automatic Benefit Increase Provision, see "APPENDIX B" on page 84 for details on how and when the increases are applied.)


If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The No Lapse Guarantee Period
During the no lapse guarantee period, You can keep Your policy inforce by meeting a no lapse premium requirement. The no lapse guarantee period lasts until the 5th policy anniversary for policies issued before April 30, 2003 and for issue ages of 61 or more; for policies issued after April 30, 2003 with issue ages of 60 or less, it is 10 policy years. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits page. (This is not the same as the planned premiums). The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans or withdrawals, is equal to or greater than the sum of the monthly no lapse guarantee premiums required on each monthly anniversary. The no lapse guarantee premium increases when the face amount increases.

During the no lapse guarantee period, Your policy will enter a grace period and lapse if:


      o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and
      o the total premiums You have paid, less Your loans or withdrawals, are less than the total monthly no lapse guarantee premiums required to that date.

Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding policy debt.

This policy lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The No Lapse Guarantee Period. After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy inforce.

Allocation of Premiums
Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive Your premium payment at Our Executive Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time)) or the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends, Your instructions will dictate how We allocate the net premium.


The net premium is the premium minus a premium charge and any expense charges (the first monthly deduction is also taken from the initial premium). Each net premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. You may also change Your allocation instructions by calling Us at (800) 272-1642 or faxing Us at (605) 373-8557. Changing Your allocation instructions will not change the way Your existing policy fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 48.


Additional Benefits
You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:


(1) Waiver of Charges Rider: This benefit can be selected at the time of application or added to an inforce policy with proof of insurability. With this benefit, We waive monthly deductions from the policy fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the Insured person's 60th birthday, then We will waive monthly deductions for as long as the disability continues.


(2) Flexible Disability Benefit Rider: This benefit must be selected at the time of application. With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your Schedule of Policy Benefits page). The benefit is payable when the Insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the Insured person's 60th birthday. The benefit will continue for as long as the disability lasts or until the Insured person reaches age 65, whichever is earlier. If the amount of the benefit paid into the policy fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the Insured.

(3) Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce policy. We will pay an additional benefit if the Insured person dies from a physical injury that results from an accident, provided the Insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.


(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the Insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered until the Insured person reaches age 65 or the child reaches age 25, whichever is earlier. The Children's Insurance Rider is no longer available for issue on new or inforce policies.

(5) Family Insurance Rider: This benefit provides term life insurance on the Insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the Insured's spouse. The Family Insurance Rider is no longer available for issue on new or inforce policies.


(6) Additional Insured Rider: This rider can be selected at the time of application or added to an inforce policy. You may provide term insurance for another person, such as the Insured person's spouse, under Your policy. A separate charge will be deducted for each additional Insured.

(7) Guaranteed Insurability Rider: This rider must be selected at the time of application. This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the Insured person is expected to die within 12 months or as otherwise required by law.

     Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the Insured person under the policy (except in certain business contexts. You should consult a tax advisor if such an exception should apply). The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

     There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.

     On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

        a.  the death benefit of the policy and of each eligible rider
        b.  the face amount
        c.  any policy fund
        d.  any outstanding loan

     When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund.

     You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the Insured person provided by any eligible riders). Currently, We have a maximum advanced sum of $250,000 and a minimum advanced sum of $5,000.

(9) Extended Maturity Option: The ability to request an extension of the maturity date is part of Your policy. This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the Insured is alive on the maturity date and this policy is still inforce and not in the grace period, this option may be elected. In order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market Investment Division and the death benefit option must be elected as Option 1, unless Your state requires otherwise. Once Your policy is extended beyond the maturity date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market Investment Division. Furthermore, We will not allow any of the following to occur:

        o Increase in the face amount of insurance
        o Changes in the death benefit options
        o Premium payments

     The Extended Maturity Option may have tax consequences. Consult Your tax advisor before taking this election.

(10) Benefit Extension Rider: An Optional Benefit Extension Rider can prevent the policy from lapsing due to high amounts of policy debt, provided certain conditions are met, although the death benefit may be substantially reduced. There is no additional charge for this benefit.

     You may elect this benefit while You meet the conditions listed below by sending Us written notice. When the benefit availability conditions listed below are satisfied and the policy debt is equal to or greater than 87% of the policy fund, We will send a written notice to Your last known address, at least once each policy year, that the benefit election is available to You. If You decide to elect this benefit at that time, You must send Us written notice within 30 days of the date We mail this notice.

     This benefit is available only if all of the following conditions are met.

        1. The policy has been in force for at least 15 policy years;
        2. the Insured's policy age or attained age must be at least age 65;
        3. You have made withdrawals of all Your premium; and
        4. policy debt does not exceed the benefit election amount as defined below.

        The benefit election amount is as follows:

      o 89% of the policy fund for policy ages or attained ages that are greater than or equal to age 65 but less than or equal to age 74;

      o 93% of the policy fund for policy ages or attained ages that are greater than or equal to age 75.

     However, if You choose to take a loan or withdrawal that causes the policy debt to exceed the benefit election amount during the 30 days after the written notice has been sent, this benefit election will not be available.

     The effective date of this benefit will be the monthly anniversary date that follows the date We receive Your written notice. The entire amount of Your policy fund must be allocated to the General Account on and after the effective date. If You have any portion of the policy fund in the Separate Account on the effective date, We will transfer it to Our General Account on that date. No transfer charge will apply to this transaction and it will not count toward the maximum number of transfers allowed in a policy year.

     The benefit extension period begins as of the effective date of the rider and ends on the earlier of:

     a) the insured's death; or
     b) surrender of the policy; or
     c) the date any loans or withdrawals are taken.

     During the benefit extension period:

      1. We guarantee Your policy will remain in force until the insured's death provided the policy is not terminated due to surrender, and You do not take loans or withdrawals after the effective date.
      2.    The excess policy debt provision in the policy will be suspended.
      3.    All monthly deductions will be taken from the General Account.
      4.    We will not allow any:
            (a)   premium payments; or
            (b)   transfers to the Separate Account; or
            (c)   face amount changes; or
            (d)   death benefit option changes.
      5. The death benefit option will be death benefit option 1, and the death benefit will be subject to the minimum death benefit provisions below.
      6. If the policy debt does not exceed the face amount as of the rider's effective date, the face amount will be decreased to equal the policy fund as of the effective date. We will send You an endorsement to reflect the new face amount.
      7. Any riders and supplemental benefits attached to the policy will terminate.

     During the benefit extension period, the amount of the death benefit will be determined exclusively by death benefit option 1 and will be equal to the greater of the following amounts for the then current policy year:

      a. 100% of the policy fund as of the date We receive due proof of the insured's death;
      b. The minimum amount of death benefit necessary for the policy to continue its qualification as a life insurance contract for federal tax purposes.

     In some circumstances, electing the benefit can cause Your policy to become a modified endowment contract. You should consult with and rely on a tax advisor when making policy changes, taking loans or withdrawals to help You avoid situations that may result in Your policy becoming a modified endowment contract.

     You may make loan repayments at anytime. Loan repayments will be allocated to the General Account. Interest charged on policy debt will continue to accrue during the benefit extension period. Making loan repayments does not terminate the rider.

     This Rider will terminate upon the earliest of:

        1. The date of the insured's death; or
        2. The date You surrender the policy; or
        3. The date any loans or withdrawals are taken during the benefit extension period.

     Anyone contemplating the purchase of the policy with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the policy to be converted into a fixed policy. You should consult with and rely on a tax advisor as to the tax risk associated with the Benefit Extension Rider. See "Tax Effects" on page 54.


(11) Automatic Benefit Increase Provision Rider: Generally, only policies issued after May 1, 1998, and prior to July 15, 2004 contain this rider. The only exception to this would be if Your application was in the underwriting process prior to July 15, 2004. If this is the case, You may have an issue date later than July 15, 2004 and still have the Automatic Benefit Increase Provision. For more detailed information see "APPENDIX B" on page 84.


(12) Children's Insurance Rider 2: This rider can be selected at the time of application or added to an inforce policy. This benefit provides term life insurance on the lives of the Insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 18 years. They are covered until the Insured person reaches age 65 or the child reaches age 23, whichever is earlier.


SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. Midland National is obligated to pay all amounts guaranteed under the policy.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the forty-one investment divisions currently available in Our Separate Account at any one time. After June 15th, 2007 You may allocate part or all of Your net premiums in up to ten of the fifty investment divisions available in Our Separate Account at any one time.


The Funds

Each of the portfolios available under the policy is a "series" of its investment company. Currently there are forty-one investment divisions, however after June 15th, 2007 there will be fifty investment divisions available.


The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations appear in their prospectuses, which accompany this prospectus.


The funds, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets and/or from "Rule 12b-1" fees deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between funds and portfolios, and generally are based on a percentage of the assets in the funds that are attributable to the Policies and other variable insurance products issued by Midland National. These percentages currently range up to 0.25% annually. Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, marketing, and administering the Policies, and, in its role as an intermediary, the funds. Midland National and its affiliates may profit from these payments.


Investment Policies Of The Portfolios
Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- -------------------------------------------------------------------
Portfolio                                                 Investment Objective
--------------------------------------------------------- -------------------------------------------------------------------
AIM Variable Insurance Funds
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund - Series I Shares        Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related
                                                          instruments of companies involved in the financial services sector.
--------------------------------------------------------- -------------------------------------------------------------------

AIM V.I. Global Health Care Fund - Series I Shares        Seeks capital growth.  The fund seeks to meet
                                                          its objectives by investing normally at least 80% of its assets in securities of health care industry companies.

--------------------------------------------------------- -------------------------------------------------------------------

AIM V.I. International Growth Fund - Series I Shares**    The fund's investment objective is to provide long-term growth of capital.

--------------------------------------------------------- -------------------------------------------------------------------
Alger American Fund
-----------------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                           Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
American Century Variable Portfolios, Inc.
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Balanced Fund                         Seeks capital growth and current income.  Invests approximately
                                                          60 percent of its assets in common stocks that management
                                                          considers to have better than average potential for appreciation and the rest in fixed income securities.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Capital Appreciation Fund             Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average
                                                          prospects for appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Income & Growth Fund                  Seeks dividend growth, current income and capital appreciation.
                                                          Seeks capital growth by investing in common stocks. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in common stocks.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP International Fund                    Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation. International investing involves special risks, including currency fluctuations and political instability.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Value Fund                            Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued at the time of purchase.
--------------------------------------------------------- -------------------------------------------------------------------
Fidelity(R) Variable Insurance Products
-----------------------------------------------------------------------------------------------------------------------------

VIP Asset ManagerSM Portfolio                              Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

--------------------------------------------------------- -------------------------------------------------------------------

VIP Asset Manager: Growth(R) Portfolio                      Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

--------------------------------------------------------- -------------------------------------------------------------------
VIP Balanced Portfolio                                    Seeks income and capital growth consistent with reasonable risk
--------------------------------------------------------- -------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Equity-Income Portfolio                               Seeks reasonable income. Will also consider the potential for capital appreciation.  The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500sm Index of 500 (S&P 500(R)).
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth & Income Portfolio                             Seeks high total return through a combination of current income and capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        Seeks to provide capital growth.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth Portfolio                                      Seeks capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP High Income Portfolio                                 Seeks a high level of current income, while also considering growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States represented by the S&P 500.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Mid Capital Portfolio                                 Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Money Market Portfolio*                               Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Overseas Portfolio                                    Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
Goldman Sachs Variable Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Growth and Income**                     Seeks long-term growth of capital and growth of income.

--------------------------------------------------------- -------------------------------------------------------------------
Goldman Sachs Structured Small Cap Equity Fund            Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Series Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------

Lord Abbett America's Value Portfolio**                   Seeks current income and capital appreciation.

--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                   Seeks long-term growth of capital and income without excessive fluctuation in market value.
--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett International Portfolio                       Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.
--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                       Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.
--------------------------------------------------------- -------------------------------------------------------------------
MFS Variable Insurance Trusts
-----------------------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                            Seeks capital appreciation. The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------
MFS VIT Investors Trust Series                            Seeks mainly to provide long-term growth of capital and
                                                          secondarily to provide reasonable current income.
--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT New Discovery Series                              Seeks capital appreciation.  The fund's objective may be
                                                          changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT Research Series                                   Seeks capital appreciation. The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT Total Return Series**                             Seeks total return.  The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT Utilities Series**                                Seeks total return.  The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------
Neuberger Berman
-----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency Portfolio                    Seeks growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO Variable Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT High Yield Portfolio                            Seeks maximum total return, consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
Premier VIT
-----------------------------------------------------------------------------------------------------------------------------

Premier VIT OpCap Small Cap Portfolio                     The Portfolio seeks capital appreciation. The portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2.2 billion at the time of purchase that the investment sub-adviser (Oppenheimer Capital LLC)
                                                          believes are undervalued in the marketplace.

--------------------------------------------------------- -------------------------------------------------------------------

ProFunds VP

-----------------------------------------------------------------------------------------------------------------------------

ProFund VP Japan**                                        Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock
                                                          Average.

--------------------------------------------------------- -------------------------------------------------------------------

ProFund VP Oil & Gas**                                    Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil &
                                                          Gas Index.

--------------------------------------------------------- -------------------------------------------------------------------

ProFund VP Small-Cap Value**                              Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap
                                                          600/Citigroup Value Index.

--------------------------------------------------------- -------------------------------------------------------------------

ProFund VP Ultra Mid-Cap**                                Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P
                                                          MidCap 400 Index.

--------------------------------------------------------- -------------------------------------------------------------------
Van Eck Worldwide Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset" securities. Income is a secondary consideration.
                                                          Hard assets consist of precious metals, natural resources, real estate and commodities.

--------------------------------------------------------- -------------------------------------------------------------------
Van Eck Worldwide Real Estate Fund                        Seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate
                                                          industry.
--------------------------------------------------------- -------------------------------------------------------------------


*During extended periods of low interest rates, the yields of the money market investment division may become extremely low and possibly negative. **Available beginning June 15, 2007.

A I M Advisors, Inc. manages the AIM Variable Insurance Funds. Fred Alger Management, Inc. manages the Alger American Fund. American Century Investment Management, Inc. manages the American Century VP Portfolios. Fidelity Management & Research Company manages the VIP Portfolios. Goldman Sachs Asset Management, L.P. serves as an investment adviser to the Goldman Sachs Variable Insurance Trust Funds. Lord, Abbett & Co. manages the Lord Abbett Series Fund, Inc. MFS(R)Investment Management manages the MFS(R)Variable Insurance TrustSM. Neuberger Berman Management Inc. manages the AMT Portfolios. OpCap Advisors LLC serves as the advisor to Premier VIT. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust. ProFund Advisors, LLC manages the ProFunds VP. Van Eck Associates Corporation manages the Van Eck Worldwide Insurance Trust.


The fund portfolios available under these policies are not available for purchase directly by the general public. In addition, the fund portfolios and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.


The fund portfolios offered though the policy are selected by Midland National based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment advisor) will make payments to Us, and the amount of any such payments. We may use such payments for any corporate purpose, including payment of expenses that We incur in promoting, marketing, and administering the policies, and, in Our role as an intermediary, the funds. We may profit from these payments.

You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by You, decisions regarding investment allocations should be carefully considered.


In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the fund portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the policy fund of your policy resulting from the performance of the portfolios you have chosen.

Midland National does not provide investment advice and does not recommend or endorse any particular fund or portfolio.


You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

Effects of Market Timing
Frequent, large, programmed, or short-term transfer among the investment divisions or between the investment divisions and the General Account ("harmful trading") can cause risks with adverse effects for other policy owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are prices below the true value of transfers out of the investment division are made at unit values priced higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.


The ProFunds portfolios are designed for, and affirmatively permit, frequent and short term trading. Therefore, they may be more susceptible to these harmful effects than other portfolios. These portfolios might not be appropriate for long-term investors.


In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Charges In The Funds
The funds charge for managing investments and providing services. Each portfolio's charges vary.


The Fidelity VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity VIP Portfolios are based on the Initial Class. See the Fidelity VIP portfolio prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The funds, with the exception of Fidelity VIP, have annual management fees that are based on the monthly average of the net assets in each of the portfolios.

The funds may also impose redemption fees, which We would deduct from Your policy fund. See each portfolio company's prospectus for details.


USING YOUR POLICY FUND

The Policy Fund

Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "DEDUCTIONS AND CHARGES" on page 49. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page
49. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

      o     the amount and frequency of premium payments,
      o deductions for the cost of insurance, additional benefits and other charges,
      o     the investment performance of Your chosen investment divisions,
      o     interest earned on amounts allocated to the General Account,
      o     the impact of loans, and
      o     the impact of partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your policy fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account
Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day if it is a business day, otherwise the next business day's value is used. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value
We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

      o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.
      o We add any dividends or capital gains distributions paid by the portfolio that day.
      o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).
      o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547% during the first 10 policy years, which is an effective annual rate of 0.90%. After the 10th policy year, this charge is at an effective annual rate of 0.10%.
      o We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions
The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance deductions. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.

Transfers Of Policy Fund

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office at the address shown on the page one of this prospectus. You may also call-in Your requests to Our Executive Office toll-free at (800) 272-1642 or fax Your requests to our Executive Office at (605) 373-8557. Any requests sent to another number may not be considered received in Our Executive Office. Currently, You may make an unlimited number of free transfers of policy fund in each policy year (subject to the "Transfer Limitations" below). However, We reserve the right to assess a $25 charge for each transfer after the 12th in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges "How Policy Fund Charges Are Allocated" on page 52. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

      1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or
      2.    $25,000 (We reserve the right to decrease this to $1,000.)

These limits do not apply to transfers made in a Dollar Cost Averaging program or Portfolio Rebalancing program that extends over a time period of 12 or more months.

Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the minimum transfer amount.


Transfer Limitations
Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by policy owners. In particular, such transfers may dilute the value of the portfolios' shares, interfere with the efficient management of the portfolios' investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect Our policy owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the "market timing procedures"). Our market timing procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other policy owners or portfolio shareholders.

More specifically, currently Our market timing procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a policy within a five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS VIT New Discovery Series to Fidelity VIP Money Market Portfolio, followed by a transfer from Money Market back to New Discovery within five business days).


We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. When We identify a second trade within five days of the first, We will review those transfers (and other transfers in the same policy) to determine if, in Our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that policy's transfer privileges and We will not accept another transfer request for 14 business days. We will attempt to inform the policy owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 days. If We do not succeed in reaching the policy owner or registered representative by phone, We will send a letter by first class mail to the policy owner's address of record.

We apply Our market timing procedures to all of the investment divisions available under the policy, including those investment divisions that invest in portfolios that affirmatively permit frequent and short-term trading (such as the ProFunds portfolios). However, We offer other variable products that do not apply market-timing procedures with respect to those portfolios (that is, frequent or short-term trading is permitted). In addition, other insurance company's offer variable life insurance and annuity contracts that may permit short-term and frequent trading in those portfolios. Therefore, if You allocate premiums or your policy fund to investment divisions that invest in the ProFunds portfolios, You may indirectly bear the effects of marketing timing or other frequent trading. These portfolios might not be appropriate for long-term investors.

In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, We will take appropriate action to protect others. In particular, We may, and We reserve the right to, reverse a potentially harmful transfer. If so, We will inform the policy owner and/or registered representative. The policy owner will bear any investment loss involved in a reversal.

To the extent permitted by applicable law, We reserve the right to delay or reject a transfer request at any time that We are unable to purchase or redeem shares of any of the portfolios available through Separate Account C, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. If this occurs, We will attempt to contact You by telephone for further instructions. If We are unable to contact You within 5 business days after We have been advised that Your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment division. You should be aware that We are contractually obligated to prohibit purchases and transfers by policy owners identified by a portfolio and to provide policy owner transaction data to the portfolios. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or transfers of their shares.


In Our sole discretion, We may revise Our market timing procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other policy owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change our parameters to monitor for a different number of transfers with different time periods, and We may include other factors, such as the size of transfers made by policy owners within given periods of time, as well as the number of "round trip" transfers into and out of particular investment divisions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more policies that We believe are connected (for example, two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the dollar cost averaging program and portfolio rebalancing program in these limitations. We may vary Our market timing procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others. We may not always apply these detections methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for all policy owners that We believe might otherwise engage in trading activity that is harmful to others. For example, We might only accept transfers by original "wet" policy owner signature conveyed through the U.S. mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Policy owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the policy may also limit Our ability to restrict or deter harmful transfers. Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect other policy owners or portfolios' shareholders involves judgments that are inherently subjective. Accordingly, despite Our best efforts, We cannot guarantee that Our market timing procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in unit value to others. We apply Our market timing procedures consistently to all policy owners without special arrangement, waiver, or exception. We may vary Our market timing procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Dollar Cost Averaging
The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and send it to Us at Our Executive Office, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating net premiums, or transferring amounts to the DCA source account. The DCA election will specify:

      a.    The DCA source account from which DCA transfers will be made,
      b. That any money received with the form is to be placed into the DCA source account,
      c. The total monthly amount to be transferred to the other investment divisions, and
      d. How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any net premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing

The Portfolio Rebalancing Option allows policy owners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the Fidelity VIP Growth investment division, 40% in the Fidelity VIP High Income investment division and 30% in the Fidelity VIP Overseas investment division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "re-balance" the policy fund to the specified percentages selected by You. Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.


Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

Midland National does not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

Automatic Distribution Option
You may choose to receive automatic distributions of Your net cash surrender value on a monthly, quarterly, semi-annual, or annual basis at any time by completing the Request for Automatic Distributions form and sending it to Us. This option allows You to receive periodic income from Your policy's net cash surrender value by simply filling out one form and allowing us to process the necessary loans and partial withdrawals. While this option is available at any time during the life of Your policy, it is best to delay distributions from your life insurance policy for as long as possible. Any distributions that You take from Your policy result in reductions to the policy proceeds payable at the time of the insured's death and cash value of the policy. This automatic distribution option is mainly intended for distributions after Your surrender charge period has expired and is often used during retirement years.

When We receive the completed Automatic Distribution form, We will begin processing partial withdrawals on the following monthly anniversary. Such partial withdrawals will be taken from the net cash surrender value in the amount and frequency You selected until We have distributed an amount equal to all premiums paid. Partial withdrawals processed under the automatic distribution option will not be subject to the $25 dollar fee that We normally charge when there is more than one partial withdrawal in a policy year. When the amount distributed equals the amount of all premiums paid, We will begin processing loans in the amount and frequency You selected for as long as the policy's net cash surrender value will support these loans.

The automatic distributions will continue until You send us a written request to discontinue the distributions or until the policy's net cash surrender value is insufficient to support additional withdrawals or loans. There is not a separate charge for the automatic distribution option. Any policy loans or partial withdrawals will result in a reduction to the policy proceeds from what would otherwise be payable to Your beneficiary at the insured's death and the policy's policy fund. There may be tax consequences in taking distributions from Your policy if it is or becomes a modified endowment contract. Please consult a tax advisor prior to beginning an automatic distribution program so that You are knowledgeable about the tax impact of any partial withdrawals and policy loans.

Policy Loans
Using only Your policy as security, You may borrow up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.

A loan taken from, or secured by, a policy may have federal income tax consequences. See "Tax Effects" on page 54.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are Allocated" on page 52. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).


Interest Credited on Policy Loans: The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.


Policy Loan Interest Charged: After the 5th policy year, We guarantee that We will offer zero cost loans on the full loan value. The annual interest rate charged on zero cost loans is guaranteed to be 3.5% (which is the same rate We guarantee to credit on zero cost loans). We guarantee this rate unless a higher interest rate is required by the Internal Revenue Service. If the Internal Revenue Service requires a higher policy loan interest rate, We will charge the minimum interest rate allowed. A zero cost loan may have tax consequences. See "Tax Effects" on page 54.


Currently, the annual interest rate We charge on standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year.

Interest is due on each policy anniversary or if earlier, on the date of surrender, the date of loan repayment or the date of the Insured's death. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying The Loan. You may repay all or part of a policy loan while Your policy is inforce. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan. A policy loan will reduce the policy's ultimate death benefit and cash value.

Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains inforce. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provisions may apply. Since the policy permits loans up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt, loan repayments or additional premium payments may be required to keep the policy inforce, especially if You borrow the maximum.

Withdrawing Money From Your Policy Fund
You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. You may also request a partial withdrawal by calling Us at Our Executive Office toll-free at (800) 272-1642 or faxing Us at Our Executive Office at (605) 335-3621. Any requests sent to another number will not be considered received in Our Executive Office. If You make more than one partial withdrawal in a policy year, We will impose a partial withdrawal charge as explained in the paragraph entitled "Withdrawal Charges" listed below. Partial withdrawals are subject to certain conditions. They must:

      o     be at least $200,
      o in the first policy year, total no more than 50% of the net cash surrender value (the limit is 90% of the net cash surrender value in subsequent policy years).
      o allow the death benefit to remain above the minimum for which We would issue the policy at that time, and
      o allow the policy to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division and Our General Account. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 52.


Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.

Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 52. This charge does not apply to withdrawals under the Automatic Distribution Option.


The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. However if, the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have elected death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send You a new Schedule of Policy Benefits to reflect this change. Both the withdrawal and any reductions will be effective as of the business day We receive Your request at Our Executive Office if it is received before 3:00 p.m. Central Time. Otherwise it will be effective on the following business day.


Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have income tax consequences. See "Tax Effects" on page 54.


Surrendering Your Policy

You may surrender Your policy for its net cash surrender value while the Insured person is living. You do this by sending both a written request and the policy to Our Executive Office. If You surrender Your policy or allow it to lapse during the surrender charge period, We will assess a surrender charge. The net cash surrender value equals the cash surrender value (Your policy fund minus any surrender charge) minus any policy debt. The net cash surrender value may be very low, especially during the early policy years. During the first 10 policy years after the date of issue or an increase in face amount, the cash surrender value is the policy fund minus the surrender charge. After 10 years, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the business day We receive Your request and policy at Our Executive Office. All of Your insurance coverage will end on that date.


Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


A surrender may have income tax consequences. See "Tax Effects" on page 54.


                               THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

      o     allocating net premium and loan payments,
      o     transferring amounts from the investment divisions,
      o     obtaining any policy loans, or
      o     earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers Of Policy Fund" on page 40.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums
We deduct a premium charge, and in some cases a service charge from each premium upon receipt. The rest of each premium (called the net premium) is placed in Your policy fund.

Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of premium.

Premium Charge. We deduct a 5.0% premium charge from each premium payment (for policies issued after April 30, 2003, with a face amount of insurance of $1,000,000 or more, this charge currently is 4.5%). We currently intend to eliminate this charge after the 15th policy year this is not guaranteed. This charge partially reimburses Us for premium taxes We incur, and for the selling and distribution costs of this policy. The percentage We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state. This is a tax to Midland National so You cannot deduct it on Your income tax return.


Our selling and distribution costs include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse in the first 10 years. See "Surrender Charge" on page 52.)


Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account
Fees and charges allocated to the investment divisions reduce the amount in Your policy fund.


Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your policy will never be greater than the maximum amounts shown in Your policy. The mortality risk We assume is that Insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of assets in the Separate Account attributable to the policy for the first ten policy years, and 0.10% thereafter. The investment divisions' accumulation unit values reflect this charge. See "Using Your Policy Fund - How We Determine The Accumulation Unit Value" on page 39. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the premium load and surrender charge, Our General Account assets, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Policy Fund
At the beginning of each policy month (including the policy date), the following three deductions are taken from Your policy fund.

      1. Expense Charge: This charge is $7.00 per month. This charge covers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items. We currently intend to reduce this charge to $4.00 after the 15th policy year. (This reduction is not guaranteed.)
      2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. With the exception of the Living Needs Rider, the charges for any additional benefits You select will be deducted on the policy rider date and each monthly anniversary thereafter. See the "Fee Table" on page 11. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.
      3. Cost of Insurance Deduction: The cost of insurance deduction is Our current monthly cost of insurance rate times the amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date. The amount of the cost of insurance deduction will vary from month to month with changes in the net amount at risk. We may profit from this charge.

The cost of insurance rate is based on the sex, attained age, face amount of insurance, and rating class of the Insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the Insured person that is a standard risk in the following rate classes: preferred plus non-smoker, preferred non-smoker, non-smoker, preferred smoker and smoker. The Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, non-smoker, standard risk at various ages, with an initial face amount of insurance of $350,000, for the first policy year.

              Illustrative Table of Monthly Cost of Insurance Rates
                     (Rounded) per $1,000 of Amount at Risk
     Male               Guaranteed                     Current
   Attained              Maximum             (Male Preferred Non-Smoker)
      Age                  Rate                         Rate
      25                   .13                           .07
      35                   .14                           .07
      45                   .29                           .14
      55                   .69                           .29
      65                   1.87                          .68

For example, for a male preferred non-smoker, age 35 with a $350,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $31.43. This example assumes the current monthly expense charge of $7.00 and the current cost of insurance deduction of $24.43. The $24.43 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.07) times the amount at risk ($350,000 face less the initial Cash Value of $943 which is $1,000 of premium less the $50 for the premium charge less the $7.00 expense charge). This example assumes that there are no charges for riders or other additional benefits.


The non-smoker cost of insurance rates are lower than the preferred smoker cost of insurance rates and the preferred smoker are less than the smoker rates. To qualify, an Insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the Insured.

The preferred plus non-smoker cost of insurance rates are lower than the preferred non-smoker cost of insurance rates, and the preferred non-smoker rates are lower than the non-smoker rates. To qualify for the preferred plus and preferred non-smoker class, the Insured person must be age 20 or over and meet certain underwriting requirements.

Current cost of insurance rates also depend on the initial face amount of insurance. The charge is generally lower for policies with an initial face amount of insurance of $250,000 or more than for policies with lower face amounts, and lower still for face amounts of $1,000,000 or more (this is known as banding).

If the policy is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly deductions. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.


Automatic Benefit Increase Charges. Please see "APPENDIX B" on page 84 for information on this rider.


Transaction Charges
In addition to the deductions described above, We charge fees for certain policy transactions:

      o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year. This charge does not apply to withdrawals under the Automatic Distribution Option.
      o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge for each transfer after the twelfth in a policy year.

How Policy Fund Charges Are Allocated
Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole number (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in the General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund.
Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Loan Charge
Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each policy anniversary (or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured's death) and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 5.5% on loans.

After offsetting the 3.5% annual interest rate that We guarantee We will credit to the portion of Our General Account securing the loan against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 4.5% annually in policy years 1-5. However, the current net cost of the loans is 2.0% annually in policy years 1-5. The current net cost of 2.0% for policy years 1-5 is derived by taking the 5.5% annual interest rate that We currently charge on loans and reducing it by the 3.5% annual interest rate We credit to the portion of the General Account securing the standard loan. If you take a loan after the 5th policy year, we guarantee that the cost of the loan will be 0%.

Surrender Charge

The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the first 10 policy years after the date of issue or increase in face amount. It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender in their early years (the premium charge is also designed to partially reimburse Us for these expenses). It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the first 10 policy years. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the premium charge and surrender charge, We will cover them with other assets. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. The cash surrender value is the policy fund minus the surrender charge. See "Surrendering Your Policy" on page 47.


The first year surrender charge varies by the issue age, sex and class of the Insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the 10 year surrender charge period and is $0.00 after the 10th policy year.

The following table provides some examples of the first year surrender charge. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000. The $52.50 per $1,000 of face amount surrender charge occurs for males issued at a smoker class with issue ages at 58 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the 10 year surrender charge period. The table below is only intended to give You an idea of the level of first year surrender charge for a few sample issue ages, sexes and classes.

           Table of First Year Surrender Charges
              Per $1,000 of Face Amount
                                                 Surrender Charge Per $1,000
 Issue Age      Sex               Class                 of Face Amount
 ---------      ---               -----                 --------------
     35         Male            Non-Smoker                  $19.00
     35         Male              Smoker                    $23.00

     55        Female           Non-Smoker                  $32.50
     55        Female             Smoker                    $31.00

     65         Male      Preferred Non- Smoker             $47.50
     65        Female             Smoker                    $43.00


A face amount decrease will not reduce the surrender charge. If the face amount is increased, the surrender charge will increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

      a)    The initial face amount set equal to the face amount increase
      b) The Insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and
      c)    The premium class for the face amount increase

Suppose You bought Your policy at issue age 35 under a male preferred nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

      a)    face amount of $100,000
      b) a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age
            45).
      c)    a premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

Portfolio Expenses
The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. Some portfolios may also impose redemption fees, which We would deduct directly from Your policy fund. For further information, consult the portfolios' prospectuses.

                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements, particularly if You pay the full amount of premiums under the policy. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

 In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Separate Account, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General
We believe that the death benefit under a policy should be generally excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "modified endowment contract."

Modified Endowment Contracts (MEC)
Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent Your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts Policies classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.
      (2) Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.
      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the fifth policy year, are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy
Your investment in the policy is generally Your aggregate premiums. When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans
In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, You should consult a tax advisor as to the tax consequences. There is uncertainty regarding the tax treatment of loans where the policy has not lapsed due to operation of a lapse protection feature, including the Benefit Extension Rider. Anyone contemplating the purchase of the policy with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the policy to be converted into a fixed policy. You should consult with and rely on a tax advisor as to the tax risks associated with the Benefit Extension Rider.

Treatment of the Benefit Extension Rider
This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse. The aim of this strategy is to continue borrowing from the policy until its policy fund is just enough to pay off the policy loans that have been taken out and then relying on the Benefit Extension Rider to keep the policy in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the benefit extension rider provided is lower than the policy's original death benefit the policy might fail to qualify as a life insurance contract under the Internal Revenue Code or might become a MEC either of which could result in a significant tax liability attributable to the balance of any outstanding loan. Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy. In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the policy as a source of tax-free income by taking out policy loans should consult with and rely on a competent tax advisor before purchasing the policy about the tax risks inherent in such a strategy.

Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Multiple Policies
All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Continuation of Policy Beyond Age 100
The tax consequences of continuing the policy beyond the Insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the policy inforce beyond the Insured's 100th year.

Section 1035 Exchanges
Generally, there are no tax consequences when You exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any "grandfathering" privilege, where You would be exempt from certain legislative or regulatory changes made after Your original policy was issued, if You exchange your policy. You should consult with a tax advisor if You are considering exchanging any life insurance policy.

Living Needs Rider
We believe that payments received under the Living Needs rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the Insured under the policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Business Uses of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.


Employer-Owned Life Insurance Policies
Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance policies issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance policy.


Non-Individual Owners and Business Beneficiaries of Policies
If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax
There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax..

Estate, Gift, and Generation-Skipping Transfer Tax Considerations
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of federal estate tax if the insured owned the policy. If the owner was not the insured, the fair market value of the policy would be included in the owner's estate upon the owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Us to deduct the tax from Your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisors should be consulted concerning the estate and gift tax consequences of policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


Foreign tax credits
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.


Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes
Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

ADDITIONAL INFORMATION ABOUT THE POLICIES

YOUR RIGHT TO EXAMINE THIS POLICY

For a limited period of time, as specified in Your policy, You have the right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You cancel the policy by sending it to Our Executive Office along with a written cancellation request. Generally, Your cancellation request must be postmarked by the latest of the following dates:

      o     10 days after You receive Your policy,
      o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or
      o     45 days after You sign Part 1 of the policy application.

If state law requires a longer right to examine period, it will be noted on the cover page of Your policy.

In all cases, We allocate Your premiums according to Your instructions on the policy's record date. Generally, if You cancel Your policy during the right to examine period, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application. Where required by state law, We will refund the sum of all premiums paid.

Insurance coverage ends when You send Your request.

YOUR POLICY CAN LAPSE


Your Premier Variable Universal Life 1.1 insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the no lapse guarantee period (including the period of time provided by an inforce no lapse guarantee option), coverage continues if Your paid premiums exceed the schedule of required no lapse guarantee premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun and the amount of current premium due.


If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value.

If the Insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

YOU MAY REINSTATE YOUR POLICY

You may reinstate the policy within 5 years after lapse. To reinstate the policy, You must:

      o     fully complete an application for reinstatement,
      o provide satisfactory evidence of insurability for the person or persons to be Insured,
      o pay enough premium to cover all overdue monthly deductions or minimum premium depending on the duration of the policy and the no lapse guaranteed period,
      o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charges, and
      o     pay or restore any policy debt.

The policy date of the reinstated policy will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will be reinstated.


You may not reinstate a policy once it is surrendered.


POLICY PERIODS AND ANNIVERSARIES


We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Benefits page. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See "Limits On Our Right To Challenge The Policy" on page 64.


MATURITY DATE

The maturity date is the first policy anniversary after the Insured's 100th birthday. The policy ends on that date if the Insured is still alive and the maturity benefit is paid.

If the Insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

      (a)   The policy cannot be in the grace period;
      (b) All of the policy fund must be transferred to either the General Account or the Money Market investment division; and
      (c)   Death Benefit option 1 must be elected.

(See "Extended Maturity Option" in the "Additional Benefits" section on page 27 for further details about this option).

If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date. See "Tax Effects" on page 54. In order to continue the policy beyond the original maturity date, We require that the death benefit not exceed the policy fund on the original maturity date.


WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:

      o add investment divisions to, or remove investment divisions from, Our Separate Account;
      o     combine two or more investment divisions within Our Separate
            Account;
      o withdraw assets relating to the policy from one investment division and put them into another;
      o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of the Separate Account A;
      o register or end the registration of Our Separate Account under the Investment Company Act of 1940;
      o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);
      o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

      o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own judgment or that of an outside advisor for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

If automatic allocations (such as premiums automatically deducted from your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the money market investment division.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the Insured person is not actually covered by the policy under Our rules. There are limits on how and when We can challenge the policy:

      o We cannot challenge the policy after it has been in effect, during the Insured person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)
      o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the Insured's lifetime.
      o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.
      o If the Insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.
      o If the Insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured person's correct age and sex.
      o If the Insured person commits suicide within two years after the date on which the policy was issued, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding policy loan and loan interest minus any partial withdrawals of net cash surrender value. If the Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments
In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods
Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $5,000 and periodic payments are at least $50.
You have the following options:

      1) Interest Payments: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.
      2)    Installment Options: There are two ways that We pay installments:
            a) Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.
            b) Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.
      3) Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive this income. We will guarantee payments for:
            (1)   at least 5 years (called "5 Years Certain");
            (2)   at least 10 years (called "10 Years Certain");
            (3)   at least 15 years (called "15 Years Certain");
            (4)   at least 20 years (called "20 Years Certain"); or
            (5) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.
      4) Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit and installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.
We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

      o     rules on the minimum amount We will pay under an option,
      o     minimum amounts for installment payments,
      o     withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),
      o     the naming of people who are entitled to receive payment and their successors, and
      o     the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "YOUR BENEFICIARY" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.


Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.

YOUR BENEFICIARY

You name Your beneficiary in Your policy application. The beneficiary is entitled to the death benefits of the policy. You may change the beneficiary during the Insured's lifetime by writing to Our Executive Office. If no beneficiary is living when the Insured dies, We will pay the death benefit to the owner or the owner's estate.

ASSIGNING YOUR POLICY

You may assign Your rights in this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change in ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the Insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

      (1) We are investigating the claim, contesting the policy, determining that the beneficiary is qualified to receive the proceeds (e.g., is not a minor or responsible for causing the death), or resolving other issues that must be determined before payment (e.g., conflicting claims to the proceeds).
      (2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.
      (3)   The SEC permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premiums on policies with Us.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, requires Us to reject a premium payment and/or "freeze" or block Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, loans, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your policy to government agencies and departments.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We may verify any changes in address You request by sending a confirmation of the change of address to Your old address.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

     o  to elect the funds' Boards of Directors,
     o  to ratify the selection of independent auditors for the funds, and
     o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.


If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. The effect of this proportional voting is that a small number of policy owners may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.


You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one of the corresponding fund portfolio. This is determined as of the record date set by the funds' Boards for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Our affiliate, Sammons Securities Company, LLC ("Sammons Securities Company") for the distribution and sale of the policies. Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company may enter into written sales agreements with other broker-dealers ("selling firms") for the sale of the policies. We pay commissions to Sammons Securities Company for sales of the Policies by its registered representatives as well as by selling firms.


Sales commissions may vary, but the maximum commission payable for policy sales is 100% of premiums during policy year 1, 4.5% during policy years 2-15, and 0% following policy year 15. We may also pay additional commissions calculated as a percentage of Your policy fund value at specified times (e.g. at the end of the fifth policy year). Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year. The commission for the increase in face amount will be calculated using the commission rates for the corresponding policy year. We pay commissions for policies sold to policy owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment. We may also pay additional amounts and reimburse additional expenses of Sammons Securities Company based on various factors.


We also pay for some of Sammons Securities Company's expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for the Sammons Securities Company's management team; advertising expenses; and all other expenses of distributing the policies. Sammons Securities Company pays its registered representatives all or a portion of the commissions received for their sales of policies. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Securities Company.

Non-cash items that We and Sammons Securities Company may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, Sammons Securities Company's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the policies may help registered representatives and/or their managers qualify for such benefits. Sammons Securities Company's registered representatives and managers may receive other payments from Us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a policy.


We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the policy: (a) the premium load; (b) the surrender charge; (c) the mortality and expense charge; (d) the cost of insurance deduction; (e) payments, if any, received from the funds or their managers; and (f) investment earnings on amounts allocated under policies to the General Account. Commissions and other incentives or payments described above are not charged directly to You or the Separate Account but they are reflected in the fees and charges that you do pay directly or indirectly.


The Statement of Additional Information (SAI) can provide You with more detailed information about distribution expenses, commissions, and compensation than is contained in this prospectus. A free copy of the SAI can be obtained by calling
(800) 272-1642 or by contacting Your registered representative.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them, the Separate Account, or Sammons Securities Company, LLC.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                  ILLUSTRATIONS


Following are a series of tables that illustrate how the policy funds, cash surrender values, and death benefits of a hypothetical policy change with the investment performance of the funds. The tables show how the policy funds, cash surrender values, and death benefits of the hypothetical policy issued to a representative Insured of a given age and given premium would vary over time if the return on the assets held in each portfolio of the funds were a constant gross, after tax annual rate of 0%, 6%, or 12%. All values labeled as current reflect the current level of product charges that are being assessed at the date of this prospectus, and the values labeled as guaranteed reflect the maximum level of product charges that can ever be assessed for the sample policy shown. Both current and guaranteed values use the arithmetic average of the fund manager expenses.

The tables on pages 75 through 79 illustrate a hypothetical policy issued to a male, age 40, under a standard non-smoker underwriting risk classification. The payment amount used in the table represents the typical premium payment We expect a representative policy owner to make. We expect that the hypothetical policy owner will buy a policy with an initial face amount of $375,000 and make monthly payments of $328.13 on each monthly anniversary. The policy funds, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years.


The amount of the policy fund that exceeds the cash surrender value during the surrender charge period is due to the surrender charge. For policy years eleven and after, the policy fund and cash surrender value are equal, since the surrender charge has reduced to zero.

Zero values in the death benefit column of the illustration indicate the policy would lapse under the stated assumptions unless additional premium payments are made.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the policy funds and the fourth and seventh column illustrate the cash surrender values of the policy over the designated period. The policy funds shown in the third column and the policy funds shown in the fourth column assume the monthly deduction for the cost of insurance is based upon the current cost of insurance rates. The policy funds shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly deduction for cost of insurance is based upon the cost of insurance rates that We guarantee. The maximum monthly deduction for cost of insurance rates allowable under the policy is based on the Commissioner's 1980 Standard ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of the policy over the designated period. The illustrations of the death benefits reflect the same assumptions as the policy fund and cash surrender values. The amounts shown for the death benefit, policy funds, and cash surrender values reflect the fact that the net investment return of the divisions of our Separate Account is lower than the gross, after-tax return on the assets in the funds, as a result of expenses paid by the funds and charges levied against the divisions of our Separate Account. The illustrations also reflect the 5.0% premium load for band 2 (for the first 15 years on a current basis) deducted from each premium, and the $7.00 per month expense charge (reduced to $4.00 per month on a current basis) as well as current and guaranteed cost of insurance deductions.


The policy funds shown assume the deductions of the portfolios' daily investment advisory fees and operating expenses equivalent to an annual rate of 0.83% of the aggregate average daily net assets of the Portfolios of the funds (the average rate of the Portfolios for the period ending December 31, 2006) for each investment division. We have assumed that the values are allocated across all investment divisions equally. Voluntary waivers and reimbursements of portfolio expenses are not reflected in the illustrated tables. The actual fees and expenses associated with the policy may be more or less than 0.83% and will depend on how allocations are made to each investment division. The policy funds also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks and administrative charges which is equivalent to a charge at an annual rate of 0.90% of the average net assets of the divisions of Separate Account A. We guarantee to reduce this charge to 0.10% after the 10th policy year. After reductions for the mortality and expense risk charge and average portfolio expenses, the assumed gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates -1.73%, 4.27% and 10.27% respectively and to -0.93%, 5.07% and 11.07%, respectively after year 10.


The approximate net annual rates do not include premium charges, cost of insurance deductions, surrender charges, expense charges nor any charges for additional benefits.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland National is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the policy funds, cash surrenders values, and death benefits illustrated.

The tables illustrate the policy funds that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policy owner varied the amount or frequency of premium payments. The tables also assume that the policy owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no policy loans have been taken, and that no transfers have been made and no transfer charges imposed.

The hypothetical investment rates of return are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical rates of return. The actual return on Your policy fund will depend on many factors some of which are the amounts You allocate to particular investment divisions, the amounts deducted for the policy's monthly deductions, the portfolio's fees and expenses, and Your loan and withdrawal history in addition to the actual investment performance of the portfolios.

Depending on the timing and degree of fluctuation in actual investment returns, the actual investment returns, the actual policy fund could be substantially less than those shown, and may, under circumstances, result in the lapse of the policy unless You make more than the stated premium payment.

Personalized illustrations of death benefits, cash surrender values, and policy funds are available upon request, since the cost of insurance and other charges also differ significantly from the values in the hypothetical shown in the tables below. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                        Phone: (800) 272-1642 (toll-free)
                               Fax: (605) 335-3621

                               MIDLAND NATIONAL LIFE INSURANCE COMPANY - PREMIER VUL 1.1
                                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION 1                                                                                ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                                                                 MONTHLY RATE OF RETURN: 0%
$375,000 INITIAL FACE AMOUNT                                                                ASSUMED MONTHLY PREMIUM(1): $328.13


                                Assuming Current Costs                                        Assuming Guaranteed Costs
                        Premiums
                  Accumulated at                        Cash                                        Cash
   End of        5% Interest Per       Policy      Surrender         Death          Policy     Surrender          Death
    Year                    Year         Fund          Value       Benefit            Fund         Value        Benefit

            1              4,043         3,045            0        375,000            2,735            0        375,000
            2              8,289         5,999            0        375,000            5,384            0        375,000
            3             12,747         8,819        1,394        375,000            7,907          482        375,000
            4             17,428        11,552        4,539        375,000           10,305        3,293        375,000
            5             22,342        14,200        7,806        375,000           12,583        6,190        375,000
            6             27,503        16,765       10,990        375,000           14,743        8,968        375,000
            7             32,921        19,249       14,299        375,000           16,787       11,837        375,000
            8             38,611        21,611       17,486        375,000           18,676       14,551        375,000
            9             44,585        23,814       20,720        375,000           20,455       17,362        375,000
           10             50,858        25,901       24,251        375,000           22,085       20,435        375,000
           15             87,251        35,601       35,601        375,000           28,284       28,284        375,000
           20            133,699        44,300       44,300        375,000           27,745       27,745        375,000
           25            192,980        48,148       48,148        375,000           15,721       15,721        375,000
           30            268,639        45,743       45,743        375,000                0            0              0
           35            365,202        33,814       33,814        375,000                0            0              0
           40            488,443         5,862        5,862        375,000                0            0              0
           45            645,733             0            0              0                0            0              0
           50            846,479             0            0              0                0            0              0
           55          1,102,688             0            0              0                0            0              0
           60          1,429,683             0            0              0                0            0              0

1.    ASSUMES A $328.13 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY
      ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
      DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.
2.    ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES
      INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.
ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND
DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH
SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN
BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT
RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                               MIDLAND NATIONAL LIFE INSURANCE COMPANY - PREMIER VUL 1.1
                                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION 1                                                                                ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                                                                  ANNUAL RATE OF RETURN: 6%
$375,000 INITIAL FACE AMOUNT                                                                 ASSUMED MONTHLY PREMIUM(1): $328.13

                                Assuming Current Costs                                         Assuming Guaranteed Costs
                        Premiums
                   Accumulated at                       Cash                                         Cash
         End of   5% Interest Per       Policy     Surrender          Death          Policy     Surrender          Death
          Year               Year         Fund         Value        Benefit            Fund         Value        Benefit

            1              4,043         3,145             0        375,000           2,824             0        375,000
            2              8,289         6,384             0        375,000           5,730             0        375,000
            3             12,747         9,677         2,252        375,000           8,677         1,252        375,000
            4             17,428        13,072         6,060        375,000          11,669         4,657        375,000
            5             22,342        16,576        10,182        375,000          14,710         8,316        375,000
            6             27,503        20,193        14,418        375,000          17,802        12,027        375,000
            7             32,921        23,929        18,979        375,000          20,950        16,000        375,000
            8             38,611        27,749        23,624        375,000          24,115        19,990        375,000
            9             44,585        31,615        28,522        375,000          27,342        24,249        375,000
           10             50,858        35,575        33,925        375,000          30,595        28,945        375,000
           15             87,251        58,642        58,642        375,000          48,182        48,182        375,000
           20            133,699        88,140        88,140        375,000          64,389        64,389        375,000
           25            192,980       122,546       122,546        375,000          74,820        74,820        375,000
           30            268,639       163,304       163,304        375,000          69,638        69,638        375,000
           35            365,202       212,548       212,548        375,000          25,499        25,499        375,000
           40            488,443       274,747       274,747        375,000               0             0              0
           45            645,733       359,682       359,682        377,666               0             0              0
           50            846,479       473,971       473,971        497,669               0             0              0
           55          1,102,688       617,357       617,357        623,530               0             0              0
           60          1,429,683       812,660       812,660        812,660               0             0              0

1.    ASSUMES A $328.13PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY
      ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
      DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.
2.    ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES
      INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.
ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND
DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH
SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN
BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT
RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MIDLAND NATIONAL LIFE INSURANCE COMPANY - PREMIER VUL 1.1
                                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION 1                                                                                ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                                                                 ANNUAL RATE OF RETURN: 12%
$375,000 INITIAL FACE AMOUNT                                                                ASSUMED MONTHLY PREMIUM (1): $328.13

                                Assuming Current Costs                             Assuming Guaranteed Costs
                        Premiums
                   Accumulated at                       Cash                                       Cash
         End of   5% Interest Per       Policy     Surrender         Death        Policy      Surrender          Death
          Year               Year         Fund         Value       Benefit          Fund          Value        Benefit

            1              4,043         3,243            0        375,000         2,912             0        375,000
            2              8,289         6,778            0        375,000         6,083             0        375,000
            3             12,747        10,589        3,164        375,000         9,496         2,071        375,000
            4             17,428        14,754        7,741        375,000        13,178         6,166        375,000
            5             22,342        19,311       12,917        375,000        17,159        10,766        375,000
            6             27,503        24,302       18,527        375,000        21,473        15,698        375,000
            7             32,921        29,774       24,824        375,000        26,158        21,208        375,000
            8             38,611        35,735       31,610        375,000        31,211        27,086        375,000
            9             44,585        42,199       39,105        375,000        36,719        33,625        375,000
           10             50,858        49,264       47,614        375,000        42,692        41,042        375,000
           15             87,251        99,191       99,191        375,000        83,637        83,637        375,000
           20            133,699       185,070      185,070        375,000       148,379       148,379        375,000
           25            192,980       331,791      331,791        404,785       255,819       255,819        375,000
           30            268,639       580,419      580,419        673,286       443,254       443,254        514,175
           35            365,202       997,484      997,484      1,067,307       754,986       754,986        807,835
           40            488,443     1,700,718    1,700,718      1,785,754     1,275,586     1,275,586      1,339,365
           45            645,733     2,869,735    2,869,735      3,013,222     2,113,736     2,113,736      2,219,422
           50            846,479     4,786,901    4,786,901      5,026,247     3,424,135     3,424,135      3,595,341
           55          1,102,688     7,963,632    7,963,632      8,043,268     5,574,498     5,574,498      5,630,243
           60          1,429,683    13,487,237   13,487,237     13,487,237     9,447,159     9,447,159      9,447,159

1.    ASSUMES A $328.13 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY
      ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
      DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2.    ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES
      INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.
ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND
DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH
SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN
BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT
RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the Insured person on his/her last birthday preceding the policy date.

Attained Age means the age of the Insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy's death benefit is paid when the Insured dies.

Business Day means any day the New York Stock Exchange is open for regular trading. Our business day ends when the New York Stock Exchange closes for regular trading (generally 3:00 p.m. Central Time).

Cash Surrender Value means the policy fund on the date of surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the Insured dies.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured person is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in face amount, or other such action regarding Your policy. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

You may also reach Us at Our Executive Office by calling Us toll-free at (800) 272-1642 or faxing Us at (605) 373-8557

Face Amount means the amount stated on the face of Your policy that will be paid either upon the death of the Insured or the policy maturity, whichever is earliest.

Funds means the investment companies, commonly called mutual funds, available for investment by Separate Account A on the policy date or as later changed by Us.

Inforce means the Insured's life remains Insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Modified Endowment Contract (MEC) is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less a deduction for the premium load and less any per premium expenses.

No Lapse Guarantee Period means the amount of time this policy is guaranteed to remain inforce if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse guarantee premium requirement.

Policy Anniversary means the same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your inforce policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an inforce policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Specified Amount means the face amount of the policy. The term "specified amount" used in Your policy has the same meaning as the term "face amount" used in this prospectus.

Surrender Charge means a charge made only upon surrender of the policy.

                                   APPENDIX A

                       Policies Issued Before May 1, 2003


Premier Variable Universal Life insurance policies issued before May 1, 2003, generally are different than the policies described in this prospectus in the following manners:

      o The premium charge remains at 5.0% even for policies with an Initial face amount of insurance of $1,000,000 or more.

      o The cost of insurance deductions are not "banded" (they do not vary depending on the initial face amount of insurance).

      o The minimum "No Lapse Guarantee Premium" and No Lapse Guarantee Period may be different.

See Your policy itself for specific information applicable to You.

                                   APPENDIX B

Generally, only policies issued after May 1, 1998, and prior to July 15, 2004 contain the Automatic Benefit Increase Provision Rider. The only exception to this would be if Your application was in the underwriting process prior to July 15, 2004. If this is the case, You may have an issue date later than July 15, 2004 and still have the Automatic Benefit Increase Provision.

If Your policy contains this rider, the following details apply:

                                                       Fee Table
---------------------------------------------------------------------------------------------------------------------------------
                       Periodic Fees Related to Owning the Policy Other than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------
               Charge                    When Charge Is Deducted                          Amount Deductedi
                                                                    -------------------------------------------------------------
                                                                          Maximum Guaranteed              Current Charge
                                                                                Charge
---------------------------------------------------------------------------------------------------------------------------------
                                                     Optional Rider Charges
---------------------------------------------------------------------------------------------------------------------------------
Automatic Benefit Increase           Not Applicable                 None                          Nonei
---------------------------------------------------------------------------------------------------------------------------------

iThe ABI Provision does not require separate monthly deductions, but it does affect the amount of Your monthly cost of insurance deduction by increasing Your face amount.

Automatic Benefit Increase Provision: The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd policy anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase by sending Us a written notice before it takes effect. If You reject an increase, then the ABI provision terminates. (See Your ABI rider for exact details.)

       We calculate each face amount increase under the ABI provision as follows:

            (a)   The eligible face amount, multiplied by
            (b) The Consumer Price Index 5 months before the increase date, divided by
            (c) The Consumer Price Index 29 months before the increase date, minus
            (d)   The eligible face amount from part (a).

The eligible face amount is the sum of the portions of the face amount of insurance that are in the standard premium class.

The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban customers as published by the U.S. Department of Labor. (See Your policy form for more details on this index.)


The ABI provision does not require separate monthly deductions, but it does affect the amount of Your monthly cost of insurance deduction by increasing Your face amount. (See "Monthly Deductions From Your Policy Fund" on page 50).


ABI increases also increase the planned and no lapse guarantee premiums. (See Your ABI Rider and Your Base Policy Form for exact details.)

The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. You will be notified 30 days prior to the increase taking effect. As the automatic increases are applied the face amount of insurance will increase causing an increase in the amount at risk. The monthly cost of insurance deduction will increase to cover the additional amount at risk. You have the right to reject any increase by sending Us a written notice, at Our Executive Office before it takes effect. If You reject an increase, then the ABI provision terminates.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution expenses, commissions and compensation than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally a part of this prospectus. A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative. We will send You a copy of the SAI within 3 business days of Your request.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                 (800) 272-1642

Information about Midland National Life Insurance Company can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.


SEC File No.   811-05271

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                       PREMIER VARIABLE UNIVERSAL LIFE 1.1
                 Flexible Premium Variable Universal Life Policy
                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
             (through the Midland National Life Separate Account A)





This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Premier Variable Universal Life Insurance Policy ("policy") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2007, by contacting Us at Our Executive Office:




                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                           (605) 335-5700 (telephone)
                      (800) 272-1642 (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
             (605) 335-3621 (facsimile for administrative requests)



Terms used in the current prospectus for the policy are incorporated in this statement.











This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this policy and the prospectuses for the 41 Portfolios currently available in the policy (50 portfolios will be available after June 15th, 2007).






                                Dated May 1, 2007

                                TABLE OF CONTENTS
TABLE OF CONTENTS.....................................................................................................2
THE POLICY............................................................................................................3
      POLICYOWNER.....................................................................................................3
      DEATH BENEFIT...................................................................................................3
      PAYMENT OPTIONS.................................................................................................4
      PREMIUM LIMITATIONS.............................................................................................4
ABOUT US..............................................................................................................5
      MIDLAND NATIONAL LIFE INSURANCE COMPANY.........................................................................5
      OUR SEPARATE ACCOUNT A..........................................................................................5
      OUR REPORTS TO POLICYOWNERS.....................................................................................5
      DIVIDENDS.......................................................................................................6
      DISTRIBUTION OF THE POLICIES....................................................................................6
      REGULATION......................................................................................................7
      DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC..............................................................7
      LEGAL MATTERS...................................................................................................7
      FINANCIAL MATTERS...............................................................................................7
      ADDITIONAL INFORMATION..........................................................................................7
PERFORMANCE...........................................................................................................7
      HISTORICAL ANNUALIZED RETURNS...................................................................................8
      HISTORICAL CUMULATIVE RETURNS...................................................................................9
ILLUSTRATIONS.........................................................................................................9
FINANCIAL STATEMENTS..................................................................................................9


                                   THE POLICY

The entire contract is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

POLICYOWNER
The policyowner is the insured unless another individual has been named in the application. As policyowner, You are entitled to exercise all rights under Your policy while the insured is alive. Without any beneficiary consent You can:

      1.    Transfer ownership of Your policy by absolute assignment;
      2.    Designate, change or revoke a contingent owner; or
      3.    Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

      1.    Change the irrevocable beneficiary during the insured's lifetime;
      2. Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or
      3.    Agree with Us to any change or amendment of Your policy.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

DEATH BENEFIT
As long as the policy is still inforce, We will pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your policy. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                          Table of Corridor Percentages
                              Based on Policy Fund

  If the Insured       The Death Benefit Will Be At       If the Insured     The Death Benefit Will Be At Least
   Person's Age       Least Equal To This Percent Of       Person's Age         Equal To This Percent Of The
     Is This                  The Policy Fund                Is This                     Policy Fund
     -------                  ---------------                -------                     -----------
       0-40                        250%                         60                          130%
        41                         243%                         61                          128%
        42                         236%                         62                          126%
        43                         229%                         63                          124%
        44                         222%                         64                          122%
        45                         215%                         65                          120%
        46                         209%                         66                          119%
        47                         203%                         67                          118%
        48                         197%                         68                          117%
        49                         191%                         69                          116%
        50                         185%                         70                          115%
        51                         178%                         71                          113%
        52                         171%                         72                          111%
        53                         164%                         73                          109%
        54                         157%                         74                          107%
        55                         150%                       75-90                         105%
        56                         146%                         91                          104%
        57                         142%                         92                          103%
        58                         138%                         93                          102%
        59                         134%                         94                          101%
                                                              95-99                         100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

PAYMENT OPTIONS
You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

PREMIUM LIMITATIONS
Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.

                                    ABOUT US

MIDLAND NATIONAL LIFE INSURANCE COMPANY
We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name, Midland National Life Insurance Company, was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

OUR SEPARATE ACCOUNT A
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any of Our other liabilities We are obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the forty-one investment divisions of Our Separate Account at any one time.

OUR REPORTS TO POLICYOWNERS
We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth policy months of each policy year that show:

      o     the current death benefit for Your policy,
      o     Your policy fund,
      o     information about investment divisions,
      o     the cash surrender value of Your policy,
      o     the amount of Your outstanding policy loans,
      o     the amount of any interest that You owe on the loan, and
      o     information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the policy year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds.

DIVIDENDS
We do not pay any dividends on these policies.

DISTRIBUTION OF THE POLICIES
The policies are offered to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Sammons Securities Company, LLC ("Sammons Securities Company") serves as principal underwriter for the policies. Sammons Securities Company is a Delaware limited liability company and is its home office is located at 4261 Park Road, Ann Arbor, Michigan 48103. Sammons Securities Company is an indirect, wholly-owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas which in turn is the ultimate parent company Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company is a member of the Securities Investor Protection Corporation. Sammons Securities Company also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives are appointed as our insurance agents.

Sammons Securities Company received sales compensation with respect to the contracts under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ---------------------------------------------- -----------------------------------------------------
                       Aggregate Amount of Commissions Paid to        Aggregate Amount of Commissions retained by
Fiscal year            Sammons Securities Company *                   Sammons Securities Company*
---------------------- ---------------------------------------------- -----------------------------------------------------
2004                   $11,280,611                                    $84,005
---------------------- ---------------------------------------------- -----------------------------------------------------
2005                   $10,657,189                                    $208,742
---------------------- ---------------------------------------------- -----------------------------------------------------

2006                   $8,802,816                                     $88,356

---------------------- ---------------------------------------------- -----------------------------------------------------

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland National's variable universal life insurance policies under Separate Account A.

Sammons Securities Company passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, under the distribution agreement with Sammons Securities Company, We pay the following sales expenses:

      o     sales representative training allowances,
      o     deferred compensation and insurance benefits,
      o     advertising expenses, and
      o     all other expenses of distributing the policies.

We and/or Sammons Securities Company may pay certain selling firms additional amounts for

      o "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;
      o     sales promotions relating to the policies;
      o costs associated with sales conferences and educational seminars for their sales representatives; and
      o     other sales expenses incurred by them.

We and/or Sammons Securities Company may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain United States possessions and territories.


REGULATION
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations with respect to the Separate Account and the policies.

DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.
Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee's policy during the first year. All other policy provisions will apply.

LEGAL MATTERS
The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws.

FINANCIAL MATTERS

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI and the registration statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is Bank of America Plaza, 800 Market Street, St. Louis, MO 63101-2695. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.


ADDITIONAL INFORMATION
We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this SAI with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance. Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect policy benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

HISTORICAL ANNUALIZED RETURNS


As of December 31, 2006

---------------------------------------------------------------------------------------------------------------
           Investment Division               Date of           1-Year           5-Year           Life of
                                            Inception                                              Fund
---------------------------------------------------------------------------------------------------------------

AIM V.I. Financial Services Fund            9/21/1999          14.21%            7.21%            7.83%

---------------------------------------------------------------------------------------------------------------

AIM V.I. - Global Health Care Fund          5/22/1997          3.22%             2.41%            7.68%

---------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio              1/9/1989          1.70%             1.42%            11.41%

---------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap             1/25/1995

Portfolio                                                      15.52%            4.60%            14.19%

---------------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio       5/3/1993          6.69%             6.20%            13.36%

---------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization         9/21/1988

Portfolio                                                      16.81%           10.31%            10.51%

---------------------------------------------------------------------------------------------------------------

American Century VP Balanced Fund            5/1/1991          7.47%             5.41%            6.88%

---------------------------------------------------------------------------------------------------------------
American Century VP Capital                 11/20/1987

Appreciation Fund                                              13.28%            6.86%            7.24%

---------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth         10/30/1997

Fund                                                           13.52%            6.54%            6.25%

---------------------------------------------------------------------------------------------------------------

American Century VP International Fund       5/1/1994          21.03%            9.23%            7.17%

---------------------------------------------------------------------------------------------------------------

American Century VP Value Fund               5/1/1996          16.57%            8.98%            10.35%

---------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager: Growth           1/3/1995

Portfolio                                                      5.29%             3.89%            7.41%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Assett Manager Portfolio        9/6/1989          4.64%             3.20%            6.90%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio              1/3/1995          9.15%             5.02%            6.47%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio            1/3/1995          8.60%            10.94%            13.11%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio        10/9/1986          17.04%            7.95%            10.28%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income                12/31/1996         10.00%            4.88%            6.85%

---------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities            1/3/1995

Portfolio                                                      1.85%             3.52%            6.35%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio               10/9/1986          4.41%             0.76%            9.64%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio          9/19/1985          10.22%            9.54%            6.80%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio            8/27/1992          12.69%            5.03%            9.76%

---------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond          12/5/1988

Portfolio                                                      3.56%             4.38%            6.14%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio              12/28/1998         8.52%            14.58%            18.20%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Money Market Portfolio          4/1/1982          3.93%             1.42%            4.73%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio             1/28/1987          14.75%           11.89%            6.80%

---------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Structured Small           5/1/2006
Cap Equity Fund                                                11.48%           10.49%            6.84%

---------------------------------------------------------------------------------------------------------------

Lord Abbett Growth & Income                 12/11/1989         14.26%            6.91%            11.21%

---------------------------------------------------------------------------------------------------------------

Lord Abbett International                   9/15/1999          24.85%           17.11%            6.00%

---------------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                   9/15/1999          10.26%           10.20%            13.89%

---------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series              7/24/1995          5.25%             1.89%            7.11%

---------------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series              10/9/1995          9.82%             4.45%            7.33%

---------------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series                 5/1/1998          10.91%            2.07%            6.78%

---------------------------------------------------------------------------------------------------------------

MFS VIT Research Series                     7/26/1995          7.39%             4.38%            7.04%

---------------------------------------------------------------------------------------------------------------

Neuberger Berman AMT Regency                 5/1/2006
Portfolio                                                      6.19%            11.72%            10.74%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio              4/30/1998          8.11%             7.65%            4.67%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio            2/16/1999          2.92%             2.30%            3.32%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio             9/30/1999          -0.10%            6.61%            7.46%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio            12/31/1997         2.91%             4.14%            4.77%

---------------------------------------------------------------------------------------------------------------

Premier VIT OpCap Small Cap Portfolio        5/1/2006          23.17%            9.00%            11.44%

---------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund

                                             9/1/1989          26.80%           21.40%            13.29%

---------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Real Estate Fund           5/1/2006          14.32%           24.95%            8.30%

---------------------------------------------------------------------------------------------------------------

HISTORICAL CUMULATIVE RETURNS

As of December 31, 2006


---------------------------------------------------------------------------------------------------------------

              Investment Division                   Date of         1-Year         5-Year         Life of
                                                   Inception                                       Fund

---------------------------------------------------------------------------------------------------------------

AIM V.I. Financial Services Fund                   9/21/1999        14.21%         41.64%         73.15%

---------------------------------------------------------------------------------------------------------------

AIM V.I. - Global Health Care Fund                 5/22/1997         3.22%         12.64%         103.72%

---------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio                    1/9/1989          1.70%         7.30%          598.22%

---------------------------------------------------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio          1/25/1995        15.52%         25.22%         387.60%

---------------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio             5/3/1993          6.69%         35.09%         455.31%

---------------------------------------------------------------------------------------------------------------

Alger American Small Capitalization Portfolio      9/21/1988        16.81%         63.33%         521.89%

---------------------------------------------------------------------------------------------------------------

American Century VP Balanced Fund                  5/1/1991          7.47%         30.14%         183.84%

---------------------------------------------------------------------------------------------------------------

American Century VP Capital Appreciation          11/20/1987
Fund                                                                13.28%         39.34%         280.72%

---------------------------------------------------------------------------------------------------------------

American Century VP Income & Growth Fund          10/30/1997        13.52%         37.27%         74.41%

---------------------------------------------------------------------------------------------------------------

American Century VP International Fund             5/1/1994         21.03%         55.49%         140.56%

---------------------------------------------------------------------------------------------------------------

American Century VP Value Fund                     5/1/1996         16.57%         53.72%         186.12%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager: Growth Portfolio       1/3/1995          5.29%         21.02%         245.12%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Assett Manager Portfolio              9/6/1989          4.64%         17.06%         122.71%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio                    1/3/1995          9.15%         27.75%         112.19%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio                  1/3/1995          8.60%         68.05%         338.54%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio               10/9/1986        17.04%         46.59%         624.74%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income                      12/31/1996        10.00%         26.90%         94.05%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio        1/3/1995          1.85%         18.88%         109.34%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio                      10/9/1986         4.41%         3.86%          544.19%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio                 9/19/1985        10.22%         57.71%         305.93%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio                   8/27/1992        12.69%         27.81%         280.64%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Investment Grade Bond Portfolio       12/5/1988         3.56%         23.90%         193.73%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio                    12/28/1998         8.52%         97.49%         281.89%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Money Market Portfolio                4/1/1982          3.93%         7.30%          214.13%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio                    1/28/1987        14.75%         75.37%         271.21%

---------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Structured Small Cap             5/1/2006
Equity Fund                                                         11.48%         64.67%         80.01%

---------------------------------------------------------------------------------------------------------------

Lord Abbett Growth & Income                       12/11/1989        14.26%         39.67%         513.03%

---------------------------------------------------------------------------------------------------------------

Lord Abbett International                          9/15/1999        24.85%        120.28%         53.00%

---------------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                          9/15/1999        10.26%         62.52%         158.39%

---------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                     7/24/1995         5.25%         9.81%          119.51%

---------------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series                     10/9/1995         9.82%         24.32%         121.40%

---------------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series                       5/1/1998         10.91%         10.79%         76.65%

---------------------------------------------------------------------------------------------------------------

MFS VIT Research Series                            7/26/1995         7.39%         23.90%         117.79%

---------------------------------------------------------------------------------------------------------------

Neuberger Berman AMT Regency Portfolio             5/1/2006          6.19%         74.04%         72.80%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                     4/30/1998         8.11%         44.57%         48.59%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                   2/16/1999         2.92%         12.04%         29.34%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio                    9/30/1999        -0.10%         37.72%         68.57%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio                  12/31/1997         2.91%         22.49%         52.14%

---------------------------------------------------------------------------------------------------------------

Premier VIT OpCap Small Cap Portfolio              5/1/2006         23.17%         53.86%         635.94%

---------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund
                                                   9/1/1989         26.80%        163.69%         228.38%

---------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Real Estate Fund                 5/1/2006         14.32%        204.57%         298.61%

---------------------------------------------------------------------------------------------------------------

                                  ILLUSTRATIONS


Midland National may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the surrender charge. The hypothetical illustrations are designed to show the performance that could have resulted if the policy had been in existence during the period illustrated and do not indicate what contract benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this SAI should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.) Consolidated Financial Statements
December 31, 2006, 2005 and 2004

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Index
December 31, 2006, 2005 and 2004
------------------------------------------------------------------------------


                                                                       Page(s)


Report of Independent Registered Public Accounting Firm......................1


Consolidated Financial Statements


Balance Sheets...............................................................2


Statements of Income.........................................................3


Statements of Stockholder's Equity...........................................4


Statements of Cash Flows...................................................5-6


Notes to Consolidated Financial Statements................................7-37

PricewaterhouseCoopers LLP
800 Market St.
St Louis MO 63101-2695
Telephone (314) 206 8500
Facsimile (314) 206 8514
www.pwc.com








             Report of Independent Registered Public Accounting Firm



The Board of Directors and Shareholder of
Midland National Life Insurance Company and Subsidiary



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of consolidated stockholder's equity, and of consolidated cash flows present fairly, in all material respects, the consolidated financial position of Midland National Life Insurance Company and Subsidiary (an indirect, wholly owned subsidiary of Sammons Enterprises, Inc.) (the "Company") at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 1 to the consolidated financial statements the Company changed its method of accounting in 2004 for certain contracts issued by adopting American Institute of Certified Public Accountants Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, and for modified coinsurance reinsurance by adopting Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments.


\s\

March 13, 2007


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Balance Sheets
-----------------------------------------------------------------------------------------------------------------------
December 31, 2006 and 2005

(Amounts in Thousands, except par value and shares)                                     2006                2005

Assets
Investments
    Fixed maturities, available for sale, at fair value                                 $18,275,097         $16,375,214
    Equity securities, at fair value                                                        552,734             328,639
    Mortgage loans                                                                          311,305             361,863
    Policy loans                                                                            285,764             275,764
    Short-term investments                                                                  382,545             161,971
    Other invested assets and derivatives                                                   531,238             373,208
                                                                                  ------------------  ------------------
              Total investments                                                          20,338,683          17,876,659
Cash                                                                                         37,297              11,097
Accrued investment income                                                                   169,236             168,913
Deferred policy acquisition costs                                                         1,341,489           1,198,367
Deferred sales inducements                                                                  414,545             354,330
Present value of future profits of acquired businesses                                       34,129              39,017
Federal income tax asset                                                                    145,584             150,887
Other receivables and other assets                                                           96,506              85,963
Reinsurance receivables                                                                   1,592,144           1,522,460
Separate account assets                                                                     903,349             722,300
                                                                                  ------------------  ------------------
              Total assets                                                              $25,072,962         $22,129,993
                                                                                  ------------------  ------------------
Liabilities
    Policyholder account balances                                                       $19,272,874         $17,078,063
    Policy benefit reserves                                                                 824,405             835,581
    Policy claims and benefits payable                                                      101,050             101,674
    Repurchase agreements and collateral on derivatives                                   2,223,497           1,719,278
    Other liabilities                                                                       368,815             377,624
    Separate account liabilities                                                            903,349             722,300
                                                                                  ------------------  ------------------
              Total liabilities                                                          23,693,990          20,834,520
                                                                                  ------------------  ------------------
Stockholder's equity
Common stock, $1 par value, 2,549,439 shares authorized,
 2,548,878 shares outstanding                                                                 2,549               2,549
Additional paid-in capital                                                                  268,707             268,707
Accumulated other comprehensive income                                                       12,823              38,441
Retained earnings                                                                         1,094,893             985,776
                                                                                  ------------------  ------------------
              Total stockholder's equity                                                  1,378,972           1,295,473
                                                                                  ------------------  ------------------
              Total liabilities and stockholder's equity                                $25,072,962         $22,129,993
                                                                                  ------------------  ------------------


The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Income
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004

(Amounts in Thousands)                                                      2006                2005               2004

Revenues
Premiums                                                                  $ 114,767           $ 113,264          $ 109,095
Interest sensitive life and investment product charges                      260,975             254,309            231,404
Net investment income                                                       953,440             811,652            827,653
Net realized investment losses                                              (26,166)            (26,244)            (3,914)
Net gains (losses) on derivatives                                            42,266              78,591             (8,063)
Other income                                                                 11,710               8,870              6,300
                                                                    ----------------   -----------------  -----------------
              Total revenue                                               1,356,992           1,240,442          1,162,475
                                                                    ----------------   -----------------  -----------------
Benefits and expenses
Benefits incurred                                                           202,877             201,024            206,798
Amortization of deferred sales inducements                                   49,897              42,761             21,076
Interest credited to policyholder account balances                          596,330             514,013            575,534
                                                                    ----------------   -----------------  -----------------
              Total benefits                                                849,104             757,798            803,408
                                                                    ----------------   -----------------  -----------------
Operating expenses (net of commissions and other
 expenses deferred)                                                          98,895              88,726             74,462
Amortization of deferred policy acquisition costs and
 present value of future profits of acquired businesses                     171,773             175,954            116,504
                                                                    ----------------   -----------------  -----------------
              Total benefits and expenses                                 1,119,772           1,022,478            994,374
                                                                    ----------------   -----------------  -----------------
              Income before income taxes and cumulative
               effect of a change in accounting principle                   237,220             217,964            168,101
Income tax expense                                                           80,903              69,007             58,318
                                                                    ----------------   -----------------  -----------------
              Income before cumulative effect of a
               change in accounting principle                               156,317             148,957            109,783
Cumulative effect on prior years of change in
 accounting principle                                                             -                   -             (7,549)
                                                                    ----------------   -----------------  -----------------
              Net income                                                  $ 156,317           $ 148,957          $ 102,234
                                                                    ----------------   -----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004

                                                                                                                       Accumulated
                                                                                 Additional                               Other
                                                                     Common        Paid-in          Comprehensive     Comprehensive
(Amounts in Thousands)                                               Stock         Capital          Income                Income

Balances at December 31, 2003                                         $ 2,549        $268,707                            $ 65,252
Comprehensive income
    Net income                                                                                        $102,234
    Other comprehensive income
      Minimum pension liability (net of tax ($1,572))                                                   (2,920)            (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)                                             34,911             34,911
                                                                                                 --------------
              Total comprehensive income                                                              $134,225
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------                       -------------
Balances at December 31, 2004                                           2,549         268,707                              97,243
Comprehensive income
    Net income                                                                                        $148,957
    Other comprehensive income
      Minimum pension liability (net of tax ($882))                                                     (1,638)            (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))                                          (57,164)           (57,164)
                                                                                                 --------------
              Total comprehensive income                                                              $ 90,155
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------                       -------------
Balances at December 31, 2005                                           2,549         268,707                              38,441

Comprehensive income
    Net income                                                                                        $156,317
    Other comprehensive income
      Minimum pension liability (net of tax $351)                                                          652                652
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($14,145))                                          (26,270)           (26,270)
                                                                                                 --------------
              Total comprehensive income                                                              $130,699
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------                       -------------
Balances at December 31, 2006                                         $ 2,549        $268,707                            $ 12,823
                                                                   ===========  ==============                       =============

The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity   (Continued)
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004


                                                                                            Total
                                                                           Retained      Stockholder's
(Amounts in Thousands)                                                      Earnings        Equity

Balances at December 31, 2003                                             $ 820,585      $ 1,157,093
Comprehensive income
    Net income                                                              102,234          102,234
    Other comprehensive income
      Minimum pension liability (net of tax ($1,572))                                         (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)                                   34,911

              Total comprehensive income

Dividends paid on common stock                                              (41,000)         (41,000)
                                                                     ---------------  ---------------
Balances at December 31, 2004                                               881,819        1,250,318
Comprehensive income
    Net income                                                              148,957          148,957
    Other comprehensive income
      Minimum pension liability (net of tax ($882))                                           (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))                                (57,164)

              Total comprehensive income

Dividends paid on common stock                                              (45,000)         (45,000)
                                                                     ---------------  ---------------
Balances at December 31, 2005                                               985,776        1,295,473

Comprehensive income
    Net income                                                              156,317          156,317
    Other comprehensive income
      Minimum pension liability (net of tax $351)                                                652
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($14,145))                                (26,270)

              Total comprehensive income

Dividends paid on common stock                                              (47,200)         (47,200)
                                                                     ---------------  ---------------
Balances at December 31, 2006                                           $ 1,094,893      $ 1,378,972
                                                                     ===============  ===============

The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Cash Flows
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004

(Amounts in Thousands)                                                       2006               2005               2004

Cash flows from operating activities
Net income                                                                 $ 156,317          $ 148,957          $ 102,234
Adjustments to reconcile net income to net cash
 (used in) provided by operating activities
    Amortization of deferred policy acquisition costs,
     deferred sales inducements and
     present value of future profits of
     acquired businesses                                                     221,670            218,715            137,580
    Net amortization of premiums and discounts on
     investments                                                             183,444            139,364            102,659
    Policy acquisition costs deferred                                       (255,300)          (229,790)          (222,276)
    Sales inducements costs deferred                                        (103,769)           (97,997)           (99,767)
    Net realized investment losses                                            26,166             26,244              3,914
    Net (gains) losses on derivatives                                        (42,266)           (78,591)             8,063
    Cumulative effect of accounting change                                         -                  -              7,549
    Federal income taxes                                                      12,326               (486)           (49,696)
    Net interest credited and product charges on
     universal life and investment policies                                  585,336            494,161            559,296
    Changes in other assets and liabilities
      Net receivables                                                        (22,492)           (49,209)           (17,263)
      Net payables                                                            (7,892)           (36,706)           (53,059)
      Policy benefits                                                        (55,345)          (123,675)          (102,707)
      Other                                                                    3,190             11,480             29,558
                                                                    -----------------  -----------------  -----------------

              Net cash provided by operating activities                      701,385            422,467            406,085
                                                                    -----------------  -----------------  -----------------
Cash flows from investing activities
Proceeds from investments sold, matured or repaid
    Fixed maturities                                                      12,872,572         10,024,829          5,590,085
    Equity securities                                                        875,994            220,249            222,225
    Mortgage loans                                                            56,092             69,065             41,368
    Other invested assets and derivatives                                     50,742             27,188             59,716
Cost of investments acquired
    Fixed maturities                                                     (14,860,614)       (12,451,732)        (8,163,700)
    Equity securities                                                     (1,096,830)          (252,405)          (197,675)
    Mortgage loans                                                            (7,638)                 -                  -
    Other invested assets and derivatives                                   (338,549)          (333,544)          (176,351)
Net change in policy loans                                                   (10,000)            (3,449)            (2,874)
Net change in short-term investments                                        (220,574)           (26,369)            73,360
Net change in repurchase agreements and
 collateral on derivatives                                                   504,219            474,402            204,448
Net change in amounts due to/from brokers                                     (4,244)             1,611               (599)
                                                                    -----------------  -----------------  -----------------
              Net cash used in investing activities                       (2,178,830)        (2,250,155)        (2,349,997)
                                                                    -----------------  -----------------  -----------------

Cash flows from financing activities
Receipts from universal life and investment products                       3,075,026          2,962,492          2,849,016
Benefits paid on universal life and investment
 products                                                                 (1,524,181)        (1,106,202)          (869,877)
Dividends paid on common stock                                               (47,200)           (45,000)           (41,000)
                                                                    -----------------  -----------------  -----------------
              Net cash provided by financing activities                    1,503,645          1,811,290          1,938,139
                                                                    -----------------  -----------------  -----------------
Increase (decrease) in cash                                                   26,200            (16,398)            (5,773)
Cash
Cash at beginning of year                                                     11,097             27,495             33,268
                                                                    -----------------  -----------------  -----------------
Cash at end of year                                                        $  37,297          $  11,097          $  27,495
                                                                    -----------------  -----------------  -----------------
Supplemental disclosures of cash flow information
Cash paid during the year for
    Income taxes, paid to parent                                           $  61,806          $  83,480          $ 107,788



The accompanying notes are an integral part of these consolidated financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Notes to Consolidated Financial Statements
Years Ended December 31, 2006, 2005 and 2004
--------------------------------------------------------------------------------

(Amounts in Thousands)

1.      Summary of Significant Accounting Policies


        Organization
        Midland National Life Insurance Company and Subsidiary ("Midland National") is an indirect wholly owned subsidiary of Sammons Enterprises, Inc. ("SEI"). In 2003, Midland National acquired through a purchase agreement, 100% of the outstanding shares of CHC Holding Inc. ("CHC"). Effective April 2004, all of the assets and liabilities of CHC were merged into Midland National and the respective shares of CHC (and its subsidiaries) were retired. Effective November 30, 2005, SFG Reinsurance Company ("SFG Re") was incorporated as a wholly owned insurance subsidiary of Midland National. SFG Re is a captive reinsurance company domiciled in South Carolina. The accompanying financial statements for 2006 and 2005 include the consolidated accounts of the Company, including the results of operations and cash flows of SFG Re with 2005 reflecting the time period from November 30, 2005 through December 31, 2005. Together, these companies (collectively the "Company") operate predominantly in the individual life and annuity business of the life insurance industry and are licensed to operate in 49 states and the District of Columbia.


        The Company is affiliated through common ownership with North American Company for Life and Health Insurance ("North American") and North American Company for Life and Health Insurance of New York ("NANY") through April, 2006 at which date NANY was sold to an unrelated third party.


        Basis of Presentation
        The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United State of America ("GAAP") and reflect the consolidation of the Company with its wholly owned subsidiary. All intercompany transactions have been eliminated in consolidation.


        Use of Estimates
        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.


        The most significant areas which require the use of management's estimates relate to the determination of the fair values of financial instruments and derivatives, deferred policy acquisition costs, deferred sales inducements, present value of future profits of acquired businesses, and future policy benefits for traditional life insurance policies.


        Interest Rate Risk
        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and changes in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.


        Change in Accounting Policy
        The Company has certain universal life insurance policies in force that have amounts assessed against policyholder account values each period to provide for benefit features under the contracts. The assessments are structured in a manner resulting in profits in earlier years and subsequent losses from the insurance benefits. In accordance with SOP 03-1, in 2004, the Company established an additional liability for benefits to be provided during the subsequent loss periods. The Company calculated this additional liability using a prescribed benefit ratio that accrues a portion of the earlier year profits to offset subsequent year losses. As a result of implementing this accounting procedure, the Company has recognized a cumulative loss in 2004 of $7,104, which amount is reported net of applicable taxes as a cumulative change in accounting principle in the Statement of Income.


        The SFAS No. 133 Derivative Implementation Group Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments" ("DIG B36") provides guidance for determining when certain reinsurance arrangements and debt instruments contain embedded derivatives requiring bifurcation due to the incorporation of credit risk exposures that are not clearly and closely related to the creditworthiness of the obligor. The provisions of DIG B36, which became effective for the Company on January 1, 2004, impact two large coinsurance with funds withheld agreements with an outside reinsurance company applicable to specified annuity policies issued by the Company. At January 1, 2004, the reported value of the embedded derivative was ($445) net of taxes and related deferred acquisition costs and deferred sales inducements, which loss was reported as a component of cumulative effect of change in accounting principle in the accompanying consolidated statements of income.


        Fair Value of Financial Instruments
        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


        Investment Securities
        Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.


        Mortgage Loans
        Fair values for mortgage loans are estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the initial valuation mortgage portfolio that was conducted by an independent broker/dealer upon acquisition of the majority of the loans at which time each mortgage was modeled and assigned a spread corresponding to its risk profile for valuation purposes.


        Cash and Short-Term Investments
        The carrying amounts reported in the balance sheets for these instruments approximate their fair values.


        Other Invested Assets and Derivatives
        For private equity investments and limited partnerships, the carrying amounts, which represent the Company's share of the entity's underlying equity reported in the balance sheets, approximates their fair values. For derivative instruments, the reported values are equal to exchange or broker quoted market prices for interest rate and credit default swaps and internal financial models or counterparty fair value quotes for options.


        Investment-Type Insurance Contracts
        Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair values are estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair values are estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.


        These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.


        Investments and Investment Income
        The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.


        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred sales inducements, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses). Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.


        For collateralized mortgage obligations ("CMO's") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income. Additionally, the Company has approximately $43 million of asset and mortgage-backed securities which are collateralized by sub-prime mortgages. At December 31, 2006, all such investments are rated as investment grade. The Company is exposed to credit risk associated with the sub-prime lending market and continues to monitor these investments in connection with the Company's other-than-temporary impairment policy.


        Mortgage loans are carried at the adjusted unpaid balances. The majority of the mortgage loans were acquired as part of the CHC acquisition in 2003 and were recorded at fair value as of the purchase date. Any premium or discount is amortized to adjust the yield over the remaining term of the loan. Approximately 34% of the Company's mortgage loan portfolio is located in the East North Central geographic region, which includes Michigan, Wisconsin, Ohio, Indiana and Illinois. The composition of the mortgage loan portfolio by property characteristic category as of December 31, 2006, was as follows: Office 41%, Retail 11%, Industrial 30%, Apartment 3%, and Other 15%. At December 31, 2006, no investments in mortgage loans were considered by management to be impaired. There was one new mortgage loan placed in 2006 for $7,934. The mortgage originated during 2006 was consolidated with a previous mortgage with the same borrower whose property was expanded during 2006. The maximum percentage of any one loan to the value of the underlying security at the time of the loan was 80%. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. There is no investment in restructured loans at December 31, 2006. Interest income on non-performing loans is generally recognized on a cash basis.


        Short-term investments are carried at amortized cost. Policy loans are carried at unpaid principal balances.


        Other invested assets and derivatives are primarily comprised of interest rate and credit default swaps, options, private equity investments and limited partnerships. The interest rate swaps are reported at exchange or broker quoted prices. Options are reported at fair value, which are determined from internal financial models and compared to fair values provided by counterparties. Investments in private equity investments and limited partnerships are recorded under the equity method of accounting in accordance with American Institute of Certified Public Accountants ("AICPA") Statement of Position 78-9, Accounting for Investments in Real Estate Ventures where the Company owns 5% or more of the entity's equity (reported at cost where the Company owns less than 5%). These investments are reviewed for impairment on a periodic basis.


        Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments. Dividends are recorded on ex-dividend rate.


        The Company reviews its investments to determine if declines in value are other than temporary. Factors considered in evaluating whether a decline in value is other than temporary are the length of time and magnitude by which the fair value is less than amortized cost, the financial condition, enterprise value and prospects of the investment combined with the ability and intent of the Company to hold the investment for a period of time sufficient to recover the decline in value. Other considerations are also taken into account such as, but not limited to, financial ratios and the overall assessment of the value of the enterprise. For fixed income securities, the Company also considers whether it will be able to collect the amounts due according to the contractual terms of the investment. The Company recorded $1,347, $8,016 and $6,348 during 2006, 2005 and 2004, respectively, of realized losses as a result of this analysis. These losses are included in net realized investment losses.


        Recognition of Traditional Life Revenue and Policy Benefits
        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.


        The liabilities for future policy benefits for traditional policies of $824,405 and $835,581 at December 31, 2006 and 2005, respectively, generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions ranged primarily from 6.00% to 11.25% in 2006 and 6.25% to 11.25 % in 2005.


        Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts ("Interest Sensitive Policies")
        Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments that support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and fixed index amounts credited to the account balances.


        Policyholder reserves for universal life and other interest sensitive life insurance and investment contracts, reported in the balance sheets as policyholder account balances of $19,272,875 and $17,078,063 at December 31, 2006 and 2005, respectively, are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.25% to 7.50% during 2006 and 2005. For certain contracts, these crediting rates extend for periods in excess of one year.


        Accounting for Derivative Instruments
        Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS Nos. 137, 138 and 149, requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income in the statement of stockholder's equity (for those derivatives designated as effective "cash flow hedges") while other changes in derivative fair value are reflected as net gains (losses) on derivatives in the statement of income. The changes in fair value of derivatives designated as effective fair value hedges of specified available-for-sale fixed income securities are reported as a component of net gains (losses) on derivatives. The changes in fair value of the hedged fixed income security are also reported as a component of net gains (losses) on derivatives. For derivatives not designated as effective hedges, the change in fair value is recognized as a component of net gains (losses) on derivatives in the period of change.


        The Company uses derivatives to manage its fixed indexed and policy obligation interest guarantees and interest rate risks applicable to its investments. To mitigate these risks, the Company enters interest rate swap agreements and purchases equity indexed options. The interest rate swaps are accounted for as either effective cash flow hedges, effective fair value hedges or as non-hedge derivatives. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed. To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item. Effectiveness is evaluated on a retrospective and prospective basis.


        The Company has fixed indexed annuity products that have a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases over-the-counter index ("call") options that compensate the Company for any appreciation over the strike price and substantively offsets the corresponding increase in the policyholder obligation. The Company amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to fair value with any change reflected as a component of net gain (loss) on derivatives in the statements of income. When the option matures, any value received by the Company is reflected as investment income offset by the amount credited to the policyholder.


        Repurchase Agreements and Related Collateral
        As part of its investment strategy, the Company may enter into reverse repurchase agreements and dollar-roll transactions to increase the Company's investment return. The Company accounts for these transactions as secured borrowings, where the amount borrowed is tied to the market value of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar-rolls are similar to reverse repurchase agreements except that, with dollar-rolls, the repurchase involves securities that are only substantially the same as the securities sold. As of December 31, 2006 and 2005, there were $1,955,956 and $1,589,922, respectively, of such agreements outstanding. The collateral for these agreements is held in fixed maturities and short-term investments in the balance sheets.


        Deferred Policy Acquisition Costs ("DAC")
        Policy acquisition costs that vary with, and are primarily related to the production of new business, are deferred into the DAC asset to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, marketing, underwriting, and certain variable agency expenses. For traditional insurance policies, such costs are amortized over the estimated premium payment period of the related policies in proportion to the ratio of annual premium revenues to the total anticipated premium revenues. For interest sensitive policies, these costs are amortized over the lives of the policies in relation to the present value of actual and emerging gross profits, subject to regular evaluation and retroactive revision to reflect emerging experience. Recoverability of DAC is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.


        To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment to the amortization pattern of DAC or present value of future profits of acquired businesses had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized investment gains or losses on the available-for-sale securities.


        Deferred Sales Inducements ("DSI")
        The Company defers certain sales inducement costs into a DSI asset. Sales inducements are primarily premium bonuses and bonus interest on the Company's annuity products. AICPA Statement of Position 03-1 ("SOP 03-1"), provides guidance on accounting and reporting for certain sales inducements whereby capitalized costs are reported separately in the balance sheet and the amortization of the capitalized sales inducements is reported as a separate component of insurance benefits in the statements of income.


        Present Value of Future Profits of Acquired Businesses ("PVFP")
        The PVFP represents the portion of the purchase price of blocks of businesses that was allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits.


        Based on current conditions and assumptions as to future events, the Company expects to amortize $3,816, $3,708, $3,589, $3,441 and $2,212 of the existing PVFP over the next five years.


        Retrospective adjustments of these amounts are made periodically upon the revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.


        Policy Claims and Benefits Payable
        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future charges in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.


        Variable Life and Annuity Products
        A portion of the separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports this portion of its separate account assets at market value; the underlying investment risks are assumed by the contractholders. The Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the balance sheets. The Company records the fees earned for administrative and contractholder services performed for the separate accounts in other income of the statements of income.


        Bank Owned Life Insurance Products
        A portion of the separate accounts held by the Company relates to bank owned life insurance policies that are nonindexed with fixed guarantees. These amounts are subject to limited discretionary withdrawal at book value without a market value adjustment. The Company reports this portion of its separate account assets at book value; the underlying investment risks are assumed by the Company. The Company combines the assets and liabilities associated with this business into the respective assets and liabilities lines of the balance sheets in accordance with SOP 03-1.


        Dividends and Distributions
        Payment of dividends or other distributions are limited by statute, which is generally limited to the greater of the insurance companies' statutory net income or 10% of the insurance companies' statutory surplus, applied on an individual company basis.


        Federal Income Taxes

        The Company is a member of SEI's consolidated United States federal income tax group which includes Briggs Construction Equipment ,Inc., Briggs Equipment Mexico, Inc., Briggs Equipment Trust, Biggs ITD Corp., Cathedral Hill Hotel, Inc., CH Holdings, Inc., Consolidated Investment Services, Inc., Crestpark Holdings, Inc., Crestpark LP, Inc., GBH Venture Co, Inc., H2O Distributions, Inc., Herakles Investments, Inc., MH Flagship, Inc., MH Imports, Inc., Midland National Life Insurance Company, Mylon C Jacobs Supply CO., North American For Life & Health Insurance, North American Company For Life & Heath Insurance NY, Otter, Inc., Parkway Holdings, Inc., Parkway Mortgage , Inc., Sammons BW, Inc., Sammons Communications, Inc., Sammons Corporation , Sammons CTP, Inc., Sammons Distributions Holdings, Inc., Sammons Enterprises Inc., Sammons Financial Group, Inc., Sammons Income Properties, Inc., Sammons Power Development, Inc., Sammons Realty Corporation, Sammons Securities, Inc., Sammons Tours , Inc., Sammons Venture Properties ,Inc., Sammons VPC , Inc., SFG Reinsurance Company, The Grove Park Inn Resort, Inc., and TMIS Inc.. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.


        Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.


        Comprehensive Income
        Comprehensive income for the Company includes net income and other comprehensive income, which includes unrealized gains and losses on available-for-sale securities and the minimum pension liability. In addition, certain interest rate swaps are accounted for as cash flow hedges with the change in the fair value of the swap reflected in other comprehensive income.


2.      Recently Issued Accounting Standards

        Internal Replacement and Exchanges
        In September 2005, the Accounting Standards Executive Committee of the AICPA issued Statement of Position 05-1 ("SOP 05-1"), Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on the accounting for internal replacements of one insurance contract with another insurance contract. Under this guidance, the replacement of a contract with another that is substantially different from the original contract is deemed an extinguishment of the original contract. As such, all remaining unamortized deferred costs would be written off at the time of the exchange. An internal replacement that is deemed substantially the same as the original contract will be accounted for as a continuation of the original contract, that is all remaining unamortized deferred costs will remain. SOP 05-1 is effective for internal replacements occurring in periods beginning after December 15, 2006, with earlier application encouraged. The Company will implement SOP 05-1 in 2007 and is currently quantifiying the impact of adopting the new standard.


        Hybrid Financial Instruments
        In February 2006, FASB issued Statement No. 155, Accounting for Certain Hybrid Financial Instruments ("SFAS 155"), which is an amendment to SFAS 133 and SFAS 140. SFAS 155 modifies the accounting for certain derivatives embedded in other financial instruments by allowing them to be accounted for as a whole if the Company elects to account for the whole instrument on a fair value basis. SFAS 155 is effective for all financial instruments acquired, issued or subject to a remeasurement event occurring in fiscal years beginning after September 30, 2006. The Company is currently evaluating SFAS 155 but does not expect that it will have a material impact on the financial statements.


        Uncertain Tax Positions
        In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 creates a comprehensive model to address uncertainty in tax positions and clarifies the accounting for income taxes by prescribing the minimum recognition threshold an uncertain tax position is required to meet before being recognized in the financial statements. FIN 48 is effective beginning in 2007. The Company is evaluating FIN 48 but does not expect it to have a material impact on the consolidated financial statements.

        Fair Value Measurements
        In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value and establishes a framework for measuring fair value. SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the effect of SFAS 157.


        Defined Benefit and Other Retirement Plans
        In September 2006, the FASB issued SFAS No. 158, Employers Accounting for Defined Benefit and Other Retirement Plans-an amendment of FASB Statements Nos. 87, 88, 106 and 132 (R" ("SFAS 158"). SFAS 158 requires employers to recognize the overfunded or underfunded status of defined benefit pension and other postretirement benefit plans as an asset or liability in its financial statements. SFAS 158 is effective for fiscal years ending after December 15, 2006. An employer without publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The Company is still evaluating the impact of SFAS No. 158 on its financial condition and results of operations; however, preliminary calculations indicate that the Company may incur a decrease in its stockholder's equity of approximately $2.3 million in 2007 as a result of SFAS No. 158 adoption.


        Reclassification
        Certain items in the 2005 financial statements have been reclassified to conform to the 2006 presentation.


3.      Fair Value of Financial Instruments


        The carrying value and estimated fair value of the Company's financial instruments are as follows:


                                                December 31, 2006                        December 31, 2005
                                      ---------------------------------------  --------------------------------------
                                          Carrying             Estimated           Carrying            Estimated
                                            Value             Fair Value             Value            Fair Value
Financial assets
    Fixed maturities,
     available-for-sale                     $18,275,097          $18,275,097         $16,375,214         $16,375,214
    Equity securities,
     available-for-sale                         552,734              552,734             328,639             328,639
    Mortgage loans                              311,305              307,515             361,863             360,423
    Short-term investments                      382,545              382,545             161,971             161,971
    Derivatives                                 286,141              286,141             198,718             198,718
Financial liabilities
    Investment-type
     insurance contracts                     10,932,552            9,340,001           9,671,579           8,214,838





4.      Investments and Investment Income


        Fixed Maturity and Equity Security Investments
        The amortized cost, estimated fair value, gross unrealized gains, and gross unrealized losses of fixed maturities and equity securities classified as available-for-sale at December 31, 2006 and 2005, respectively, are as follows:



                                                                    December 31, 2006
                                        -------------------------------------------------------------------------
                                                                Gross             Gross            Estimated
                                            Amortized         Unrealized        Unrealized           Fair
                                              Cost              Gains             Losses             Value
Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 5,103,446         $ 52,277          $ 36,393         $ 5,119,330
    Corporate securities                        6,828,683           93,332            84,757           6,837,258
    Mortgage-backed securities                  6,153,421           71,169            39,100           6,185,490
    Other debt securities                         130,492            5,234             2,707             133,019
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities           18,216,042          222,012           162,957          18,275,097
Equity securities                                 537,194           17,772             2,232             552,734
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $18,753,236        $ 239,784         $ 165,189         $18,827,831
                                        ------------------  ---------------   ---------------  ------------------






                                                                    December 31, 2005
                                        -------------------------------------------------------------------------
                                                                Gross             Gross            Estimated
                                            Amortized         Unrealized        Unrealized           Fair
                                              Cost              Gains             Losses             Value
Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 3,693,359        $ 101,104          $ 26,083         $ 3,768,380
    Corporate securities                        7,202,829          117,826            96,137           7,224,518
    Mortgage-backed securities                  5,155,717           79,802            25,441           5,210,078
    Other debt securities                         164,807            7,681               250             172,238
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities           16,216,712          306,413           147,911          16,375,214
Equity securities                                 317,835           12,690             1,886             328,639
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $16,534,547        $ 319,103         $ 149,797         $16,703,853
                                        ------------------  ---------------   ---------------  ------------------



        The following table shows the Company's gross unrealized losses and fair value on its available-for-sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2006 and 2005, respectively, as follows:



                                                               December 31, 2006
                           --------------------------------------------------------------------------------------------
                               Less than 12 months              12 months or more            Total
                           -----------------------------   ----------------------------   -----------------------------
                               Fair         Unrealized         Fair        Unrealized         Fair         Unrealized
                               Value          Losses          Value          Losses          Value           Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,929,128      $  12,871       $ 814,373      $  23,522      $2,743,501       $  36,393
   Corporate securities        1,356,387         17,273       2,323,009         67,484       3,679,396          84,757
   Mortgage-backed
    securities                 1,075,399          7,606       1,221,709         31,494       2,297,108          39,100
   Other debt securities          53,452          2,059          12,882            648          66,334           2,707
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total fixed
            maturities         4,414,366         39,809       4,371,973        123,148       8,786,339         162,957
Equity securities                 47,554            834          67,726          1,398         115,280           2,232
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total available-
            for-sale          $4,461,920      $  40,643      $4,439,699      $ 124,546      $8,901,619       $ 165,189
                           --------------  -------------   -------------  -------------   -------------   -------------




                                                               December 31, 2005
                           --------------------------------------------------------------------------------------------
                               Less than 12 months              12 months or more            Total
                           -----------------------------   ----------------------------   -----------------------------
                               Fair         Unrealized         Fair        Unrealized         Fair         Unrealized
                               Value          Losses          Value          Losses          Value           Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,188,836      $  22,026       $ 171,676       $  4,057      $1,360,512       $  26,083
   Corporate securities        3,582,054         71,401         602,684         24,736       4,184,738          96,137
   Mortgage-backed
    securities                 1,385,768         16,562         364,330          8,879       1,750,098          25,441
   Other debt securities             896             12          12,701            238          13,597             250
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total fixed
            maturities         6,157,554        110,001       1,151,391         37,910       7,308,945         147,911
Equity securities                 59,269            754          28,832          1,132          88,101           1,886
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total available-
            for-sale          $6,216,823      $ 110,755      $1,180,223      $  39,042      $7,397,046       $ 149,797
                           --------------  -------------   -------------  -------------   -------------   -------------



        At December 31, 2006, the Company held approximately 3,114 positions in fixed income and equity securities. The above table includes 1,397 securities of 450 issuers at December 31, 2006. Approximately 98% of the unrealized losses on fixed maturities at December 31, 2006 were securities rated investment grade. Investment grade securities are defined as those securities rated AAA through BBB- by Standard & Poors. Approximately 2% of the unrealized losses on fixed maturities at December 31, 2006 were on securities rated below investment grade. The Company monitors the financial position and operations of the issuers rated below investment grade and certain investment grade securities in cases where the Company has concerns about credit quality. In determining whether an unrealized loss is other than temporary, the Company will consider factors such as business prospects, status of issuer industry, security ratings, size and length of time the security has been in an unrealized loss position and the Company's intent and ability to hold the security until it recovers its value. At December 31, 2006, fixed income and equity securities in an unrealized loss position had fair value equal to 99.9% of amortized cost. In a majority of the unrealized loss positions, the unrealized loss is due to increases in market interest rates or changes in credit spreads since the securities were acquired. At December 31, 2006, the Company has the ability and intent to hold the securities that are in an unrealized loss position until the fair value increases to amortized cost, which may be maturity. Therefore, the Company does not consider these securities to be other-than-temporarily impaired at December 31, 2006.


        As a result of the Company's review of other than temporary impairments of investment securities, the Company took write-downs of $1,347, $8,016, and $6,348 during 2006, 2005 and 2004, respectively. The 2006 write-downs were applicable to one issuer in the printing business. The Company believes the long-term prospects for the issuer are positive but recorded the write-down primarily due to the sales of securities of the same issuer at realized losses during 2006. In 2005 the Company took a write-down of $4,977 applicable to a Kamp Re catastrophe bond that became impaired as a result of Hurricane Katrina. The Company also took write-downs in 2005 for other than temporary impairments on two securities related to Northwest Airlines for $3,211. The Company considered these securities to be other than temporarily impaired due to the Chapter 11 bankruptcy filing by Northwest Airlines. The Company also recognized write-downs in 2004 on securities issued by various airlines of $5,941.


        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2006, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                      Amortized      Estimated
                                                         Cost        Fair Value

Due in one year or less                                $  47,291      $  52,894
Due after one year through five years                  1,527,474      1,535,538
Due after five years through ten years                 2,552,627      2,553,535
Due after ten years                                    7,935,229      7,947,640
Securities not due at a single maturity date
  (primarily mortgage-backed securities)               6,153,421      6,185,490
                                                   --------------  -------------
              Total fixed maturities                 $18,216,042    $18,275,097
                                                   --------------  -------------


        Midland National is a member of the Federal Home Loan Bank of Des Moines ("FHLB"). In order to maintain its membership, the Company was required to purchase FHLB equity securities that total $10,000 as of December 31, 2006. These securities are included in equity securities and are carried at cost. Resale of these securities is restricted only to FHLB. As a member of FHLB, the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount the Company can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. The Company has not utilized this facility since its inception.


        Investment Income and Investment Gains (Losses) Major categories of investment income are summarized as follows:



                                                                     2006               2005               2004

Gross investment income
    Fixed maturities                                             $ 904,843          $ 796,652          $ 668,442
    Equity securities                                               37,361             20,836             19,064
    Mortgage loans                                                  22,362             25,836             31,102
    Policy loans                                                    20,640             20,028             19,852
    Short-term investments                                          20,836              8,037              5,483
    Other invested assets                                           41,681             29,273             17,624
                                                           ----------------   ----------------   ----------------
              Total gross investment income                      1,047,723            900,662            761,567
Value received on option maturities                                203,712            125,330            215,244
Less:  Amortization of options                                     168,727            134,582            108,179
Less:  Investment expenses                                         129,268             79,758             40,979
                                                           ----------------   ----------------   ----------------
              Net investment income                              $ 953,440          $ 811,652          $ 827,653
                                                           ----------------   ----------------   ----------------


        Included in gross investment income from equity securities in 2004 is $867 of income related to a common stock trading program the Company initiated in 2003. Under this program, the Company purchased a common equity security and simultaneously wrote a covered call option on the security. The Company received any common equity dividend and subsequently disposed of the common equity by terminating or expiring the written call option and selling the equity security or the covered call option was exercised. In addition, the Company purchased S&P 500 and other equity specific put options to hedge against a significant drop in the equity securities market. There were no outstanding equity or option positions related to this trading program at December 31, 2004 and the trading program was not utilized during 2005 or 2006. For the year ended December 31, 2004, gross investment income from these activities consisted of the following:


Dividends                                                       $  2,278
Covered call option premiums                                      29,142
Loss on disposal of equity securities                            (35,983)
Put option income                                                  5,430
                                                         ----------------
              Net impact on gross investment income              $   867
                                                         ----------------



        The major categories of realized investment gains (losses) reflected in the statements of income are summarized as follows:


                                                                2006                 2005                 2004

Fixed maturities                                                 $ (28,021)           $   (31,550)         $ (26,492)
Equity securities                                                   (1,478)                 3,786              2,577
Mortgage loans                                                       2,300                    515               (835)
Gain on termination of swaps                                           481                    299              4,537
Other                                                                  552                    706             16,299
                                                           ----------------   --------------------   ----------------
              Net investment losses                              $ (26,166)           $   (26,244)         $  (3,914)
                                                           ----------------   --------------------   ----------------

        Included in realized investment gains (losses) on the fixed maturities in 2006 are gains of $9,147 related to preliminary recoveries in 2006 from WorldCom, Inc. The Company sold its investments in WorldCom, Inc. in 2002 and recorded a pre-tax loss of $18,119. The preliminary recovery is the result of a federal securities law class action brought on behalf of WorldCom, Inc. securities purchasers against various parties involved with WorldCom, Inc. The Company anticipates a further recovery in 2007, but does not have an estimate of the amount.


        During 2004, the Company received liquidation proceeds from a limited partnership resulting in a realized gain of $14,975. The primary partnership asset was a commercial office complex. The realized gain from this partnership distribution is included in the other category in the above table.


        During 2006, 2005 and 2004 the Company terminated interest rate swaps in situations where the underlying hedged assets were either called or sold. These swaps were previously accounted for as effective cash flow hedges and the proceeds from termination are reflected as realized gains or losses. In 2006, 2005 and 2004, the Company terminated effective cash flow interest rate swaps with notional amounts of $116,500, $72,389 and $130,535 and realized net gains on the terminations of $481, $299 and $4,537, respectively.


        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (prior to gains (losses) ceded and excluding maturities, calls and prepayments) during 2006, 2005 and 2004 were as follows:



                                      2006                            2005                           2004
                         -------------------------------  ----------------------------   ----------------------------
                               Fixed           Equity          Fixed          Equity          Fixed          Equity
                             Maturities      Securities      Maturities     Securities      Maturities     Securities

Proceeds from sales        $ 11,022,004       $ 855,462     $8,635,952      $ 130,345      $4,320,894    $ 1,256,949
Gross realized gains             27,994           3,591         33,449          2,449          19,764         12,856
Gross realized (losses)         (78,699)         (4,724)       (56,323)          (604)        (44,761)       (49,127)




        Credit Risk Concentration
        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investment in one entity which exceeded 10% of the Company's stockholder's equity at December 31, 2006.


        Variable Interest Entities
        In January 2003, the FASB issued Financial Interpretation No. 46 (revised December 2003) ("FIN 46(R)"), "Consolidation of Variable Interest Entities." Under FIN 46(R), a company is required to consolidate a variable interest entity ("VIE") if the company is the primary beneficiary of the VIE. A VIE is defined as an entity whose equity investors do not have a controlling financial interest or do not have sufficient capital at risk for the entity to finance its activities without additional financial support from other parties. A company is deemed to be the primary beneficiary of a VIE if it expects to absorb a majority of the entities losses or receive a majority of the VIE's residual returns, or both.


        As of December 31, 2006, the Company has investments in limited partnerships and private equity investments that are reviewed to determine if any are variable interest entities. Some of these investments are VIE's, but in each case the Company has determined it is not the primary beneficiary. In accordance with FIN 46(R) guidance, the Company will continue to evaluate its position in the future as circumstances may change and the entity could be determined to be a VIE and the Company could become a primary beneficiary, in which case the Company would consolidate the variable interest entity into its financial statements.


        Other
        At December 31, 2006 and 2005, securities amounting to $3,136 and $3,370, respectively, were on deposit with regulatory authorities as required by law. The securities are primarily fixed maturity securities carried at market value. These consist of fixed maturity securities reported in the balance sheets at fair value and have an amortized cost of $3,133 and $3,319, respectively.


5.      Derivative Instruments and Hedging Activities


        Index Options
        The Company uses various derivative instruments to manage its exposure to interest rate risk and to meet its policy guarantee obligations. The Company has approximately $4,954,536 of annuity and universal life policy account value as of December 31, 2006 (net of $1,959,989 annuities ceded to an unrelated reinsurer) that provide for a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases over-the-counter index options that compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as other invested assets and derivatives and amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as a gain (loss) on derivatives in the statements of income. When the option matures, any value received by the Company is reflected as investment income ($203,712, $125,330 and $215,244 in 2006, 2005 and 2004, respectively)
        offset by the amount credited to the policyholder ($190,534, $121,710 and $201,572 in 2006, 2005 and 2004, respectively).


        The following relates to the options owned as of December 31:


                                            2006                2005

Notional amount                          $4,993,814          $4,088,922
Amortized cost                              131,373             105,001
Estimated fair value                        285,016             181,418


        The Company has two coinsurance with funds withheld reinsurance agreements with an unaffiliated reinsurer that fall under the guidance of SFAS No. 133 Implementation Issue No. B36. Under this pronouncement, the Company's reinsurance agreements contain embedded derivatives that require bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the credit worthiness of the Company. The embedded derivatives contained in the funds withheld liability are similar to a total return swap since the Company cedes the total return on a designated investment portfolio to the outside reinsurer. This liability is netted in the consolidated balance sheets in reinsurance receivables. The reinsurer assumes the interest credited to the policyholders on the policies covered by the treaties, which interest is relatively fixed. The Company has developed models based on the expected cash flows of the ceded annuity business to estimate the fair value of the policy liabilities. The value of the derivatives embedded in the funds withheld coinsurance agreements is equal to the difference between the fair value of the assets in the portfolio designated under the coinsurance agreements and the fair value of the policy liabilities estimated from the cash flow models. The net change in the reported value of the embedded derivatives during 2006 and 2005 was ($18,703) and $1,777, respectively, and is reported in net gains (losses) on derivatives in the statements of income.


        SFAS No. 133 requires that the fair value changes of the derivatives embedded in equity indexed products and the coinsurance with funds withheld reinsurance agreements be reflected in the statements of income. This impact is reported as net gains (losses) on derivatives. The following summarizes the impact of these derivatives as reflected in the statements of income:



                                                             2006                2005               2004

Change in investment values                                 $  77,227          $  (29,602)        $  (30,942)
Change in liability values                                    (38,485)            102,648             22,879
                                                    ------------------  ------------------ ------------------
Change in derivative/option
 values                                                        38,742              73,046             (8,063)
Offset to DAC                                                 (19,546)            (36,924)             4,299
Offset to DSI                                                 (11,127)            (13,856)             1,625
Offset to federal income taxes                                 (7,333)             (7,447)               568
                                                    ------------------  ------------------ ------------------
Net impact                                                   $    736           $  14,819         $   (1,571)
                                                    ------------------  ------------------ ------------------



        The fair value of the investment in over-the-counter index options is based upon internal financial models or counterparty quoted market prices. The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using the current risk free rate consistent with the duration of the liability. This value is then compared to the carrying value of the liability to calculate any gain or loss that is reflected in the statements of income as gains (losses) on derivatives. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the DAC and DSI, an adjustment to the amortization of DAC and DSI is made.


        Cash Flow Hedges
        The Company has a number of investments which pay interest on a variable rate tied to a major interest rate index. The Company has entered into interest rate swaps that effectively convert the variable cash flows to fixed over the life of the swaps. These swaps pay the Company fixed rates while the Company is obligated to pay variable rates. The swaps are part of the Company's overall risk and asset-liability management strategy to reduce the volatility of cash flows and provide a better match to the characteristics of the Company's liabilities. These swaps are accounted for as cash-flow hedges and are reported at fair value in the balance sheets with changes in fair value reported as a component of other comprehensive income for the effective portion of the hedge. The cash-flow hedge swaps have stated maturities of 2025 to 2026. Periodic cash flow interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.


        The following table summarizes the cash flow hedge interest rate swaps:



                                                            2006                  2005

Notional amounts                                          $ 125,810             $ 280,960
Fixed rates to receive (range)                         5.49% to 5.74%      4.85% to 6.04%
Current variable rates to pay (range)                  5.36% to 5.55%      4.24% to 4.65%




                                                           2006                   2005                  2004

Change in swaps values                                  $  (6,782)             $  (5,446)              $   394
Offset to DAC                                               4,299                  2,914                  (228)
Offset to DSI                                                 331                    901                   (41)
Offset to federal income taxes                                753                    571                   (44)
                                                 -----------------      -----------------     -----------------
              Impact to other
               comprehensive
               income (loss)                            $  (1,399)             $  (1,060)              $    81
                                                 -----------------      -----------------     -----------------

        Fair Value Hedges
        The Company has entered into interest rate swap agreements that pay a variable rate of interest to the Company and the Company pays a fixed rate of interest to the counterparty. These swaps hedge the fair value of specific available-for-sale fixed income securities and are important components of the Company's asset-liability management. It is anticipated that changes in the fair values of the fixed income securities due to changes in interest rates will be offset by a corresponding opposite change in the fair values of the interest rate swaps. These swaps are considered effective hedges and are reported in the balance sheets at fair value with the changes in fair value of the swaps and hedged available-for-sale fixed income investments reported as components of gains (losses) on derivatives in the statements of income. The fair value hedge swaps have stated maturities ranging from 2008 to 2011. Periodic fair value interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals. The following table summarizes the fair value interest rate swaps and hedged available-for-sale fixed income securities:


                                                    2006            2005

Notional amounts                                    $   68,232     $   185,468
Fixed rates to pay (range)                       3.20% to 4.45%  3.06% to 4.45%
Current variable rates to receive (range)        5.36% to 5.61%  3.82% to 4.58%


Change in fair value of swaps                       $    1,350      $    6,130
Change in fair value of hedged bonds                      (615)         (6,102)
                                                 --------------  --------------
   Net change in fair value hedges                         735              28
Offset to DAC                                             (485)            163
Offset to DSI                                              (10)           (176)
Offset to federal income taxes                             167              (5)
                                                 --------------  --------------

Impact to net gains (losses)
  on derivatives                                     $     407        $     10
                                                 --------------  --------------



        The Company had no fair value hedges during 2004.


        Other Derivatives
        The Company has also entered into interest rate and credit default swap agreements to help manage its overall exposure to interest rate changes and credit events. These swaps do not hedge specific assets or liabilities and as such are not accounted for as effective hedges. Included in the non-hedge swaps are credit default swaps where the Company is a protection provider (notional of $40,000 and fair value of $443 at December 31, 2006) and a protection buyer (notional of $25,000 and fair value of ($346) at December 31, 2006). In accordance with SFAS 133, these swaps are reported at fair value in the balance sheets and changes in the fair value are reported as a component of net gains (losses) on derivatives in the statements of income. The non-hedge swaps have stated maturities ranging from 2007 to 2014. Periodic interest swap settlements and current period changes in the swap accruals for these non-hedge swaps are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals. The following table summarizes the interest rate and credit default swaps not accounted for as effective hedges:



                                                                                        2006                   2005

Notional amounts                                                                        $   84,081            $   284,710
Fixed rates to pay interest rate swaps (range)                                       4.20% to 5.25%         3.06% to 4.46%
Current variable rates to receive interest rate swaps (range)                        5.35% to 5.66%         4.03% to 4.37%
Credit default swaps, receive                                                            0.75%                   N/A
Credit default swaps, pay                                                            0.22% to 0.25%              N/A

Change in fair value of swaps not accounted for
   as hedges                                                                            $    2,703             $    5,604
Ineffective portion of cash flow swaps                                                          86                    (86)
Offset to DAC                                                                                 (855)                  (222)
Offset to DSI                                                                                 (437)                  (186)
Offset to federal income taxes                                                                (775)                (1,788)
                                                                              ---------------------  ---------------------

Impact to net gains (losses)
  on derivatives                                                                         $     722             $    3,322
                                                                              ---------------------  ---------------------




        The Company had no other derivatives during 2004.


        The Company generally limits its selection of counterparties that are obligated under its derivative contracts to those within the "A" credit rating or above. Entering into such agreements from financial institutions with long-standing performance records minimizes the risk. The amounts of such exposure are essentially the net replacement cost or market value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution. Collateral posted by counterparties at December 31, 2006 and 2005, applicable to all derivative investments was $267,542 and $129,356, respectively, and is reflected in the balance sheets in short-term investments. The obligation to repay the collateral is reflected in the balance sheets in repurchase agreements and collateral on derivatives.


6.      DAC, DSI and PVFP


        Policy acquisition costs of new and acquired business deferred and amortized for the years ended December 31 are as follows:



                                                                   2006               2005               2004


DAC, beginning of year                                          $1,198,367         $1,019,716         $1,013,898
Commissions deferred                                               218,882            200,252            198,959
Underwriting and acquisition expenses deferred                      36,418             29,538             23,317
Effect of change in accounting - DIG B36                                 -                  -              3,662
Change in offset to unrealized losses (gains)                       54,707            128,199           (108,864)
Reclassification to deferred sales inducements                           -             (3,939)                 -
Reclassification to policy benefit reserves                              -             (3,682)                 -
Amortization related to operations                                (142,048)          (129,341)          (114,747)
Amortization related to SFAS No. 133                               (24,837)           (42,376)             3,491
                                                           ----------------   ----------------   ----------------
DAC, end of year                                                $1,341,489         $1,198,367         $1,019,716
                                                           ----------------   ----------------   ----------------



        The composition of DSI for the years ended December 31 is summarized below:



                                                                     2006               2005               2004

DSI, beginning of year                                             $ 354,330          $ 275,863          $ 219,470
Sales inducements costs deferred                                     103,768             97,997             99,767
Change in offset to unrealized losses (gains)                          6,344             19,292            (22,298)
Reclassification from deferred acquisition costs                           -              3,939                  -
Amortization related to operations                                   (31,086)           (26,764)           (23,510)
Amortization related to SFAS No. 133                                 (18,811)           (15,997)             2,434
                                                            -----------------  -----------------  -----------------
DSI, end of year                                                   $ 414,545          $ 354,330          $ 275,863
                                                            -----------------  -----------------  -----------------



        The composition of the PVFP for the years ended December 31 is summarized below:



                                                                   2006               2005               2004

PVFP, beginning of year                                          $  39,017          $  43,254          $  48,502
Amortization                                                        (4,888)            (4,237)            (5,248)
                                                           ----------------   ----------------   ----------------
PVFP, end of year                                                $  34,129          $  39,017          $  43,254
                                                           ----------------   ----------------   ----------------



7.      Reinsurance


        The Company is involved in both the cession and assumption of life and annuity reinsurance with other companies. Reinsurance premiums and deposits on investment contracts and claims and investment contract withdrawals ceded and assumed for the years ended December 31 are as follows:


                                                   2006                           2005                           2004
                                       ----------------------------   ----------------------------   ----------------------------
                                          Ceded          Assumed         Ceded         Assumed          Ceded         Assumed

Premiums and deposits
   on investment contracts              $830,945         $  738        $915,666         $  508        $812,718        $ 3,115
Claims and investment
   contract withdrawals                  142,039          4,493         107,737         (3,018)        111,320          2,699



        The Company generally reinsures the excess of each individual risk over $1,000 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally only reinsures with companies rated "A" or better by A.M. Best.


        In addition to the risk reinsurance described above, the Company is also party to two funds withheld coinsurance agreements with a third-party reinsurer. These are indemnity agreements that cover 50% of substantially all policies issued from January 1, 2002 through March 31, 2005 and 60% of substantially all policies issued since April 1, 2005 of specific annuity plans. In these agreements, the Company agrees to withhold, on behalf of the assuming company, assets equal to the Statutory reserve associated with these policies. The Company has netted the funds withheld liability of $2,798,108 and $2,173,195 against the reserve credits of $3,353,334 and $2,647,413 in the reinsurance receivables line in the December 31, 2006 and 2005 balance sheets, respectively. These agreements increased (decreased) the following financial statement lines as follows:



                                                                           2006             2005             2004

Assets
    Other invested assets and derivatives                                  $    -           $    -         $ 14,172
    DAC                                                                  (329,633)        (271,855)        (188,875)
    DSI                                                                  (253,859)        (200,230)        (131,579)
    Reinsurance receivables                                               614,434          504,019          337,715
Liabilities
    Other liabilities                                                         868            2,385            2,250
Revenues
    Interest sensitive life and investment product charges                 (7,846)          (4,662)          (2,564)
    Net investment income                                                (149,870)         (98,968)         (77,389)
Benefits and expenses
    Benefits incurred                                                        (246)            (197)            (157)
    Interest credited to policyholder account balances                    (99,357)         (66,791)         (57,275)
    Operating expenses                                                     (2,235)          (2,255)            (898)
    Amortization of DAC                                                   (25,482)         (15,596)         (11,003)
    Amortization of DSI                                                   (18,642)         (11,254)          (6,532)





        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported gross of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.


8.      Accumulated Other Comprehensive Income


        The components of accumulated other comprehensive income (loss) are as follows:



                                                                                                 2006               2005

Net unrealized gain - available-for-sale securities                                           $  80,103          $ 174,787
Net unrealized (loss) gain - other invested assets and derivatives                               (1,129)             5,653
DAC                                                                                             (44,492)           (99,199)
DSI                                                                                              (7,583)           (13,927)
Deferred income taxes                                                                            (9,415)           (23,560)
                                                                                        ----------------   ----------------
                                                                                                 17,484             43,754
Minimum pension liability (net of tax $2,510 and $2,861)                                         (4,661)            (5,313)
                                                                                        ----------------   ----------------
              Accumulated other comprehensive income                                          $  12,823          $  38,441
                                                                                        ----------------   ----------------




        The following table sets forth the changes in each component of accumulated other comprehensive income (loss).



                                                                         2006               2005               2004

Unrealized holding (losses) gains arising in the
 current period
     Fixed maturities                                                 $ (127,441)        $ (255,330)         $ 157,153
     Equity securities                                                     3,258             (2,424)             3,409
     Other invested assets - interest rate swaps                          (6,782)            (5,446)               394
     Less:  Reclassification adjustment for
      losses released into income                                         29,499             27,764             23,915
     Less:  Impact of DAC                                                 54,707            128,199           (108,864)
     Less:  Impact of DSI                                                  6,344             19,292            (22,298)
     Less:  Impact of deferred income taxes                               14,145             30,781            (18,798)
                                                                -----------------  -----------------  -----------------
                                                                         (26,270)           (57,164)            34,911
     Less:  Minimum pension liability impact                                 652             (1,638)            (2,920)
                                                                -----------------  -----------------  -----------------
         Net other comprehensive (loss) income                         $ (25,618)         $ (58,802)         $  31,991
                                                                -----------------  -----------------  -----------------



        The unrealized investment gain (loss) on available-for-sale securities and other invested assets and derivatives is adjusted by DAC, DSI and deferred income taxes and is included in the statement of stockholder's equity.


9.        Income Taxes


        The significant components of the provision for income taxes are as follows:


                                                                 2006               2005               2004

Current                                                          $  68,577          $  69,493          $ 108,015
Deferred                                                            12,326               (486)           (49,697)
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  80,903          $  69,007          $  58,318
                                                           ----------------   ----------------   ----------------



        The components of the federal income tax asset as of December 31 are as follows:



                                                                  2006               2005

Net deferred income tax asset                                   $  144,253        $  142,785
Income taxes currently receivable                                    1,331             8,102
                                                           ----------------   ----------------
              Federal income tax asset                          $  145,584        $  150,887
                                                           ----------------   ----------------



        Significant temporary differences include depreciation, investments, present value of future profits of acquired businesses, deferred acquisition costs, deferred sales inducements and future policy benefits and policy claims.


        The difference between the provision for income taxes attributable to income before income taxes and the amounts that would be expected using the U.S. Federal statutory income tax rate of 35% are as follows:



                                                                    2006               2005               2004

At statutory federal income tax rate                             $  83,027          $  76,287          $  58,836
Dividends received deductions                                         (835)              (721)              (575)
Other, net                                                          (1,289)            (6,559)                57
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  80,903          $  69,007          $  58,318
                                                           ----------------   ----------------   ----------------



        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:



                                                                                        2006               2005

Deferred income tax assets
    Policy liabilities and reserves                                                      $ 667,470          $ 625,386
    Other, net                                                                               6,778             22,860
                                                                                  -----------------  -----------------
              Total deferred income tax assets                                             674,248            648,246
                                                                                  -----------------  -----------------
Deferred income tax liabilities
    Investments                                                                            (10,364)           (54,287)
    Present value of future profits of acquired business                                   (11,945)           (13,656)
    Deferred policy acquisition costs and deferred sales inducements                      (507,686)          (437,518)
                                                                                  -----------------  -----------------
              Total deferred income tax liabilities                                       (529,995)          (505,461)
                                                                                  -----------------  -----------------
              Net deferred income tax asset                                              $ 144,253          $ 142,785
                                                                                  -----------------  -----------------



        In assessing the realizability of deferred tax assets, management considers whether it is more likely than not, that some portion or all of the deferred tax assets will not be realized. Based on management's analysis of the realization of deferred tax assets, it is management's opinion that the Company will have sufficient future taxable income to realize all of the deferred tax assets at December 31, 2006 and 2005, and no valuation allowance is necessary.


        Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in special "policyholders' surplus" memorandum account. The "American Jobs Creation Act of 2004" was signed into law in 2004 and provided distributions during 2006 and 2005 would be made from the policyholders' surplus memorandum account and repeals the incremental federal income taxes applicable to such distributions during those years. The Company made dividend distributions during 2006 and 2005 sufficient to exhaust the memorandum account and accordingly, the Company no longer has a special "policyholders' surplus" memorandum account.


10.     Statutory Financial Data and Dividend Restrictions


        Midland National is domiciled in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


        Generally, the net assets of an Iowa domiciled insurance company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by the Company during any 12-month period, without prior approval of the Iowa insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The Company paid dividends of $47,200, $45,000 and $41,000 in 2006, 2005 and 2004, respectively.
        Dividends payable in 2007 up to approximately $155,000 will not require prior approval of regulatory authorities.


        The statutory net income of the Company for the years ended December 31, 2006, 2005 and 2004, is approximately $155,000, $187,000 and $95,000, respectively, and reported capital and surplus at December 31, 2006, 2005 and 2004, is approximately $1,020,000, $965,000 and $811,000, respectively, in accordance with statutory accounting principles.


11.     Employee Benefits


        The Company participates in a noncontributory defined benefit pension plan sponsored by SEI that covers certain full-time employees. Effective in December 31, 2004, the plan sponsor approved a plan amendment to freeze the participants' accounts of the noncontributory defined benefit pension plan, which had the effect of establishing each participant's earned accrued benefit as of December 31, 2004. In addition, the participants' benefits shall be payable pursuant to the terms of the Plan to the extent each participant is or becomes 100% vested in such accrued benefits.


        In addition, the Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through health and welfare benefit plans.


        The following table summarizes the benefit obligations, the funded status of and other additional information related to these plans as of December 31, 2006 and 2005. The pension benefits amounts reflect an allocation of the Company's portion of the SEI plans. The Company's postretirement benefit plan is not funded; therefore, it has no plan assets.



                                                                   Pension Benefits            Other Benefits
                                                                  --------------------    ---------------------
                                                                     2006       2005         2006        2005
Obligation and funded status
Accumulated benefit obligation at December 31                     $ 31,733    $ 30,931    $ 12,983    $ 11,131
Fair value of plan assets at December 31                            27,563      22,924           -           -
                                                                  ---------   --------    ---------    --------
Funded status at December 31 $                                      (4,170)   $ (8,007)   $ (12,983)  $ (11,131)
                                                                  ---------   --------    ---------    --------
Accrued benefit liability recognized
in financial statements                                           $ (4,170)   $ (8,007)   $ (9,370)   $ (8,136)
                                                                  ---------   --------    ---------    --------
Pension Benefits Other Benefits
Additional minimum pension liability
Additional minimum liability
Decrease (increase) in minimum liability                          $ 5 ,313    $ 4 ,661    $       -   $       -
included in other comprehensive income,
net of taxes $851 and ($882)                                           652      (1,638)           -           -


Actuarial assumptions
Weighted-average assumptions, used to
determine benefit obligations as of
December 31
    Discount rate                                            5.75%           5.50%             5.75%           5.50%
    Rate of compensation increase                             N/A             N/A               N/A             N/A

Weighted-average assumptions used
 to determine net costs
 as of December 31
    Discount rate                                             5.50%           5.50%            5.50%           5.50%
    Expected return on plan assets                            7.50%           8.25%            N/A                 -
    Rate of compensation increase                             N/A             N/A              N/A                 -



                                         Pension Benefits                        Other Benefits
                                    --------------------------------    ---------------------------------
                                    2006         2005         2004        2006        2005        2004
Additional information
Net periodic benefit costs          $  243       $ 508      $ 3,031     $ 1,543     $ 1,188     $ 1,205
Employer contributions               2,591           -        4,544         300         295         373
Employee contributions                   -           -            -         107         114          55
Benefit payments                       322         311          300         407         409         429




        For measurement purposes, a 10% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2006. The rate was assumed to decrease gradually each year to 4.50% in 2012 and remain at that level thereafter.


        The measurement date for the plan was January 1, 2006.


        The defined benefit pension plan asset allocation as of the measurement date and target asset allocation, presented as a percentage of total plan assets, were as follows:



                            2006       Target

  Debt securities            61%         55%
  Equity securities          26%         45%
  Other, including cash      13%          0%
                          -------      -------
  Total                     100%        100%
                          -------      -------

        It is the plan sponsor's policy to invest pension plan assets in a diversified portfolio consisting of an array of assets matching the target asset allocations above. The investment risk of the assets is limited by appropriate diversification both within and between asset classes. The assets are managed with a view to ensuring that sufficient liquidity will be available to meet the expected cash flow requirements of the plan.


        The Company expects to contribute $2,462 to the pension plan in 2007.


        The following estimated future benefit payments, which reflect expected future service, as appropriate, are expected to be paid in the years indicated:


                                  Pension             Other
                                  Benefits           Benefits

    Year ending December 31,
    2007                         $   408           $   581
    2008                             521               612
    2009                             610               627
    2010                             718               672
    2011                             883               713
    2012-2016                      7,221             4,484


        The Company also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") sponsored by SEI, which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 2006, 2005 and 2004 were $6,634, $4,690 and $2,576, respectively. The expense for 2006, 2005 and 2004 was $6,026, $7,039 and $3,120, respectively. All contributions to the ESOP are held in trust.


        Impact of Medicare Modernization Act on Postretirement Benefits
        The FASB issued FASB Staff Position ("FSP") FAS 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP FAS 106-2") in 2004. FSP FAS 106-2 provides guidance on accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Modernization Act"). The Modernization Act provides, among other things, a federal subsidy to plan sponsors who maintain postretirement health care plans that provide prescription drug benefits and meet certain equivalency criteria.


        The Company has determined that, for the majority of the plan participants, the drug benefits provided by its existing postretirement health plan are actuarially equivalent to the new Medicare benefit, and as a result the Company is eligible for the government subsidy. Accordingly, the plan's accumulated postretirement benefit obligation was reduced by approximately $699 upon the adoption of this new guidance in 2005. This reduction was treated as a deferred experience gain, which will be amortized as a reduction of net periodic postretirement cost (approximately $82 in 2006 and $49 in 2005) over a period of approximately 15.5 years, the average remaining service period of participating employees expected to receive benefits under the plan. For the year ended December 31, 2006 and 2005, the gains produced by recognition of the Modernization Act reduced net periodic postretirement cost by approximately $227 and $153, respectively.


12.     Commitments and Contingencies


        Lease Commitments
        The Company leases certain equipment and office space. Rental expense on operating leases amounted to $4,741, $4,016 and $4,035 for the years ended December 31, 2006, 2005 and 2004, respectively. The approximate future minimum lease payments under non-cancellable leases at December 31, 2006, are $2,592 in 2007; $2,500 in 2008; $2,563 in 2009; $2,158 in
        2010; $2,228 in 2011 and $8,815 thereafter.


        Other Contingencies
        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


        In the ordinary course of their business operations, life insurance and financial services companies are increasingly involved in individual consumer and class action litigation in connection with the sale of their products which has resulted in the award of judgments, including punitive and non-economic compensatory damages.


        The Company, like other financial service companies, is involved in various legal actions and in arbitration related to the normal course of its business, in which claims for compensatory and punitive damages are asserted. Although the outcome of any such litigation cannot be predicted, the Company believes that at the present time there are no pending or threatened legal actions that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of the Company.


        Limited Partnership Commitments
        At December 31, 2006 and 2005, the Company had outstanding capital commitments to limited partnerships of $145,219 and $109,140, respectively


        Private Placement Bond Funding Commitments
        The Company makes funding commitments to various private placement bond issuers. As of December 31, 2006 and 2005, the Company had $113,998 and $61,725, respectively, of outstanding private placement bond funding commitments.


13.     Other Related Party Transactions


        The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefits and management services. The Company was charged $11,040, $9,600 and $9,336 in 2006, 2005 and 2004, respectively, related to these contracts.


        The Company pays investment management fees to an affiliate, The Guggenheim Group, L.L.C. The Company was charged $21,247, $23,195 and $19,113 in 2006, 2005 and 2004, respectively. The fee is calculated based on the average fair value of invested assets under management times a contractual rate. The contractual rate was reduced by approximately 20% effective April 1, 2006.


        Midland National provided certain insurance and noninsurance services to North American and NANY for which it was reimbursed $5,683, $10,408 and $9,516 in 2006, 2005 and 2004, respectively, for the costs incurred to render such services.


        The Company pays sales commissions to Sammons Securities, Inc. ("SSI"), a broker-dealer company, associated with the variable life and annuity premiums placed with the Company's separate account funds and other fixed annuity product sales. The Company incurred commissions of approximately $1,035, $651 and $481 in 2006, 2005 and 2004, respectively, related to SSI sales.


        The Company holds a mortgage loan on the property of an indirect affiliate, The Grove Park Inn. The balance of the loan was $30,787 and $31,972 as December 31, 2006 and 2005, respectively. The Company earned interest income on the loan of $2,050, $2,124, $2,193 in 2006, 2005, and 2004, respectively.

Midland National Life
Insurance Company
Separate Account A
Financial Statements
December 31, 2006 and 2005

Midland National Life Insurance Company
Separate Account A
Index
-----------------------------------------------------------------------------------------------------------------


                                                                                                          Page(s)


Report of Independent Registered Public Accounting Firm.........................................................1


Financial Statements


Statements of Assets and Liabilities, Operations and Changes in Net Assets...................................2-44


Notes to Financial Statements...............................................................................45-57


PricewaterhouseCoopers LLP
800 Market St.
St Louis MO 63101-2695
Telephone (314) 206 8500
Facsimile (314) 206 8514
www.pwc.com



                   Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholder of
Midland National Life Insurance Company and
Policyholders of the Midland National Life
Insurance Company Separate Account A



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations, changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the Midland National Life Insurance Company Separate Account A (which includes the Fidelity Variable Insurance Products Fund I, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the MFS Variable Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger American Fund, the AIM Variable Insurance Funds, the LEVCO Series Trust, the Van Eck Worldwide Insurance Trust, the PIMCO Variable Insurance Trust, the Goldman Sachs Variable Insurance Trust, Neuberger Berman Advisors Management Trust, and the Premier VIT subaccount thereof) at December 31, 2006, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2006, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. Those financial statements are the responsibility of Midland National Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of securities owned as of December 31, 2006 with the custodian, provide a reasonable basis for our opinion.


\s\

April 19, 2007


Midland National Life Insurance Company
Separate Account A
Accumulated Total for All Portfolios
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                        $   6,375,469
     (cost $422,146,776)              $ 484,679,464       Capital gains distributions               17,114,476
                                                                                                 --------------

LIABILITIES                                       -                                                 23,489,945
                                      --------------
                                                        Expenses
NET ASSETS                            $ 484,679,464       Administrative expense                       113,955
                                      --------------
                                                          Mortality and expense risk                 3,941,787
                                                                                                 --------------

                                                      Net investment income                         19,434,203

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments           31,038,054
                                                        Net unrealized appreciation on
                                                         investments                                 1,474,427
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                 $ 51,946,684
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                   $ 417,373,810  $ 361,492,484

Net increase in net assets resulting from operations                                 51,946,684     30,732,245

Capital shares transactions
   Net premiums                                                                      80,027,542     78,166,106
   Transfers of policy loans                                                         (5,741,336)    (5,334,804)
   Transfers of cost of insurance                                                   (29,092,487)   (27,826,858)
   Transfers of surrenders                                                          (20,363,349)   (16,526,195)
   Transfers of death benefits                                                       (1,122,625)      (669,776)
   Transfers of other terminations                                                   (7,000,170)    (1,434,696)
   Interfund and net transfers to general account                                    (1,348,605)    (1,224,696)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                      15,358,970     25,149,081
                                                                                  -------------- --------------

Total increase in net assets                                                         67,305,654     55,881,326
                                                                                  -------------- --------------

Net assets at end of year                                                         $ 484,679,464  $ 417,373,810
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           2

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Money Market Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    347,642
     8,478,456 shares (cost $8,578,456) $ 8,578,456       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                    347,642
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,578,456       Administrative expense                         2,096
                                      --------------
                                                          Mortality and expense risk                    64,593
                                                                                                 --------------

                                                      Net investment income                            280,953

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments                    -
                                                        Net unrealized appreciation on
                                                         investments                                         -
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 280,953
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 6,105,579  $   5,561,712

Net increase in net assets resulting from operations                                    280,953        122,918

Capital shares transactions
   Net premiums                                                                       1,839,249      2,951,132
   Transfers of policy loans                                                            (72,775)      (272,207)
   Transfers of cost of insurance                                                      (635,737)      (624,300)
   Transfers of surrenders                                                             (217,121)      (439,090)
   Transfers of death benefits                                                           (8,673)        (1,588)
   Transfers of other terminations                                                   (3,053,254)        (5,808)
   Interfund and net transfers to general account                                     4,340,235     (1,187,190)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       2,191,924        420,949
                                                                                  -------------- --------------

Total increase in net assets                                                          2,472,877        543,867
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,578,456  $   6,105,579
                                                                                  -------------- --------------




       The accompanying notes are an integral part of these financial statements.

                                           3

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I High Income Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    486,310
     1,028,217 shares (cost $6,652,141) $ 6,529,175       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                    486,310
                                      --------------
                                                        Expenses
NET ASSETS                              $ 6,529,175       Administrative expense                         4,087
                                      --------------
                                                          Mortality and expense risk                    55,146
                                                                                                 --------------

                                                      Net investment income                            427,077

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               29,151
                                                        Net unrealized appreciation on
                                                         investments                                   146,723
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 602,951
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 5,811,792  $   5,080,151

Net increase in net assets resulting from operations                                    602,951        104,064

Capital shares transactions
   Net premiums                                                                       1,048,237      1,076,108
   Transfers of policy loans                                                            (60,275)       (86,082)
   Transfers of cost of insurance                                                      (453,774)      (441,564)
   Transfers of surrenders                                                             (214,021)      (169,259)
   Transfers of death benefits                                                          (42,181)       (11,319)
   Transfers of other terminations                                                      (19,854)       (11,763)
   Interfund and net transfers to general account                                      (143,700)       271,456
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         114,432        627,577
                                                                                  -------------- --------------

Total increase in net assets                                                            717,383        731,641
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 6,529,175  $   5,811,792
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           4

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Equity-Income Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                        $   1,051,606
     1,320,219 shares (cost $30,973,167)$ 34,589,744       Capital gains distributions                3,823,550
                                                                                                 ---------------

LIABILITIES                                        -                                                  4,875,156
                                       --------------
                                                         Expenses
NET ASSETS                              $ 34,589,744       Administrative expense                        20,773
                                       --------------
                                                           Mortality and expense risk                   280,666
                                                                                                 ---------------

                                                       Net investment income                          4,573,717

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,787,747
                                                         Net unrealized depreciation on
                                                          investments                                  (766,379)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 5,595,085
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 29,885,303  $  30,789,773

Net increase in net assets resulting from operations                                   5,595,085      1,400,711

Capital shares transactions
   Net premiums                                                                        3,157,184      3,675,017
   Transfers of policy loans                                                            (178,550)      (461,256)
   Transfers of cost of insurance                                                     (1,859,486)    (1,963,683)
   Transfers of surrenders                                                            (1,829,093)    (1,305,129)
   Transfers of death benefits                                                          (200,847)       (74,223)
   Transfers of other terminations                                                      (133,016)       (82,824)
   Interfund and net transfers to general account                                        153,164     (2,093,083)
                                                                                  ------------------------------

     Net decrease in net assets from capital share transactions                         (890,644)    (2,305,181)
                                                                                  ------------------------------

Total increase (decrease) in net assets                                                4,704,441       (904,470)
                                                                                  ------------------------------

Net assets at end of year                                                           $ 34,589,744  $  29,885,303
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           5

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Growth Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    184,176
     1,313,772 shares (cost $40,663,670)$ 47,125,015       Capital gains distributions                        -
                                                                                                 ---------------

LIABILITIES                                        -                                                    184,176
                                       --------------
                                                         Expenses
NET ASSETS                              $ 47,125,015       Administrative expense                        28,575
                                       --------------
                                                           Mortality and expense risk                   417,682
                                                                                                 ---------------

                                                       Net investment loss                             (262,081)

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            2,731,008
                                                         Net unrealized appreciation on
                                                          investments                                   216,710
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,685,637
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 47,945,094  $  49,884,375

Net increase in net assets resulting from operations                                   2,685,637      2,147,781

Capital shares transactions
   Net premiums                                                                        6,301,064      7,223,656
   Transfers of policy loans                                                            (444,532)      (798,916)
   Transfers of cost of insurance                                                     (3,655,505)    (3,865,720)
   Transfers of surrenders                                                            (3,078,521)    (2,255,726)
   Transfers of death benefits                                                          (228,321)       (92,855)
   Transfers of other terminations                                                      (289,739)      (179,459)
   Interfund and net transfers to general account                                     (2,110,162)    (4,118,042)
                                                                                  ------------------------------

     Net decrease in net assets from capital share transactions                       (3,505,716)    (4,087,062)
                                                                                  ------------------------------

Total decrease in net assets                                                            (820,079)    (1,939,281)
                                                                                  ------------------------------

Net assets at end of year                                                           $ 47,125,015  $  47,945,094
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           6

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Overseas Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    125,845
     731,242 shares (cost $13,084,157)  $ 17,527,874       Capital gains distributions                   87,486
                                                                                                 ---------------

LIABILITIES                                        -                                                    213,331
                                       --------------
                                                         Expenses
NET ASSETS                              $ 17,527,874       Administrative expense                         7,727
                                       --------------
                                                           Mortality and expense risk                   134,843
                                                                                                 ---------------

                                                       Net investment income                             70,761

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,167,765
                                                         Net unrealized appreciation on
                                                          investments                                 1,198,645
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,437,171
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 13,703,972  $   9,536,720

Net increase in net assets resulting from operations                                   2,437,171      2,076,932

Capital shares transactions
   Net premiums                                                                        2,817,543      2,114,346
   Transfers of policy loans                                                            (168,650)      (162,520)
   Transfers of cost of insurance                                                       (831,981)      (710,456)
   Transfers of surrenders                                                              (790,128)      (492,750)
   Transfers of death benefits                                                           (29,515)       (21,180)
   Transfers of other terminations                                                       (62,683)       (43,091)
   Interfund and net transfers to general account                                        452,145      1,405,971
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                        1,386,731      2,090,320
                                                                                  ------------------------------

Total increase in net assets                                                           3,823,902      4,167,252
                                                                                  ------------------------------

Net assets at end of year                                                           $ 17,527,874  $  13,703,972
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           7

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Mid Cap Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                          $    72,121
     625,442 shares (cost $19,296,900)  $ 21,746,629       Capital gains distributions                2,441,968
                                                                                                 ---------------

LIABILITIES                                        -                                                  2,514,089
                                       --------------
                                                         Expenses
NET ASSETS                              $ 21,746,629       Administrative expense                         1,235
                                       --------------
                                                           Mortality and expense risk                   188,489
                                                                                                 ---------------

                                                       Net investment income                          2,324,365

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            2,214,805
                                                         Net unrealized depreciation on
                                                          investments                                (2,222,930)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,316,240
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 19,713,470  $  14,830,730

Net increase in net assets resulting from operations                                   2,316,240      2,786,538

Capital shares transactions
   Net premiums                                                                        3,729,649      3,529,668
   Transfers of policy loans                                                            (306,582)      (148,402)
   Transfers of cost of insurance                                                     (1,025,853)      (972,069)
   Transfers of surrenders                                                              (704,408)      (488,078)
   Transfers of death benefits                                                           (47,951)       (24,230)
   Transfers of other terminations                                                      (373,767)       (77,513)
   Interfund and net transfers to general account                                     (1,554,169)       276,826
                                                                                  ------------------------------

     Net (decrease) increase in net assets from capital share transactions              (283,081)     2,096,202
                                                                                  ------------------------------

Total increase in net assets                                                           2,033,159      4,882,740
                                                                                  ------------------------------

Net assets at end of year                                                           $ 21,746,629  $  19,713,470
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           8

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    215,163
     509,161 shares (cost $7,150,867)   $ 7,998,925       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                    215,163
                                      --------------
                                                        Expenses
NET ASSETS                              $ 7,998,925       Administrative expense                         8,465
                                      --------------
                                                          Mortality and expense risk                    70,960
                                                                                                 --------------

                                                      Net investment income                            135,738

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              201,180
                                                        Net unrealized appreciation on
                                                         investments                                   142,689
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 479,607
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,036,130  $   8,682,432

Net increase in net assets resulting from operations                                    479,607        235,394

Capital shares transactions
   Net premiums                                                                         836,301        968,494
   Transfers of policy loans                                                            (99,156)       (99,889)
   Transfers of cost of insurance                                                      (582,994)      (607,905)
   Transfers of surrenders                                                             (389,926)      (605,535)
   Transfers of death benefits                                                          (33,720)       (31,155)
   Transfers of other terminations                                                      (37,786)       (17,929)
   Interfund and net transfers to general account                                      (209,531)      (487,777)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (516,812)      (881,696)
                                                                                  -------------- --------------

Total decrease in net assets                                                            (37,205)      (646,302)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 7,998,925  $   8,036,130
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           9

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    391,766
     768,135 shares (cost $9,780,416)    $ 9,801,407       Capital gains distributions                   23,459
                                                                                                 ---------------

LIABILITIES                                        -                                                    415,225
                                       --------------
                                                         Expenses
NET ASSETS                               $ 9,801,407       Administrative expense                         2,093
                                       --------------
                                                           Mortality and expense risk                    85,265
                                                                                                 ---------------

                                                       Net investment income                            327,867

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized losses on investments            (154,729)
                                                         Net unrealized appreciation on
                                                          investments                                   173,936
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                    $ 347,074
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                      $ 9,999,369  $  10,515,913

Net increase in net assets resulting from operations                                     347,074        116,236

Capital shares transactions
   Net premiums                                                                        1,880,636      1,877,117
   Transfers of policy loans                                                             (60,567)      (115,809)
   Transfers of cost of insurance                                                       (696,108)      (712,818)
   Transfers of surrenders                                                              (217,621)      (641,874)
   Transfers of death benefits                                                            (4,968)       (15,899)
   Transfers of other terminations                                                      (175,763)       (23,067)
   Interfund and net transfers to general account                                     (1,270,645)    (1,000,430)
                                                                                  ------------------------------

     Net decrease in net assets from capital share transactions                         (545,036)      (632,780)
                                                                                  ------------------------------

Total decrease in net assets                                                            (197,962)      (516,544)
                                                                                  ------------------------------

Net assets at end of year                                                            $ 9,801,407  $   9,999,369
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           10

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Index 500 Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    943,946
     383,764 shares (cost $51,894,458)  $ 61,924,179       Capital gains distributions                        -
                                                                                                 ---------------

LIABILITIES                                        -                                                    943,946
                                       --------------
                                                         Expenses
NET ASSETS                              $ 61,924,179       Administrative expense                        10,430
                                       --------------
                                                           Mortality and expense risk                   497,275
                                                                                                 ---------------

                                                       Net investment income                            436,241

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            4,542,250
                                                         Net unrealized appreciation on
                                                          investments                                 2,913,815
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 7,892,306
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 53,675,538  $  48,254,425

Net increase in net assets resulting from operations                                   7,892,306      2,025,528

Capital shares transactions
   Net premiums                                                                       10,096,395      9,701,960
   Transfers of policy loans                                                          (1,084,947)      (869,780)
   Transfers of cost of insurance                                                     (3,983,819)    (3,847,214)
   Transfers of surrenders                                                            (2,608,548)    (2,181,443)
   Transfers of death benefits                                                          (104,033)       (59,048)
   Transfers of other terminations                                                      (245,226)      (185,699)
   Interfund and net transfers to general account                                     (1,713,487)       836,809
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                          356,335      3,395,585
                                                                                  ------------------------------

Total increase in net assets                                                           8,248,641      5,421,113
                                                                                  ------------------------------

Net assets at end of year                                                           $ 61,924,179  $  53,675,538
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           11

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Contrafund Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    647,142
     1,671,269 shares (cost $44,267,830)$ 52,594,822       Capital gains distributions                4,180,377
                                                                                                 ---------------

LIABILITIES                                        -                                                  4,827,519
                                       --------------
                                                         Expenses
NET ASSETS                              $ 52,594,822       Administrative expense                        14,374
                                       --------------
                                                           Mortality and expense risk                   438,797
                                                                                                 ---------------

                                                       Net investment income                          4,374,348

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            5,219,462
                                                         Net unrealized depreciation on
                                                          investments                                (4,434,819)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 5,158,991
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 47,391,065  $  41,520,720

Net increase in net assets resulting from operations                                   5,158,991      6,457,345

Capital shares transactions
   Net premiums                                                                        7,038,064      6,915,580
   Transfers of policy loans                                                            (528,184)      (585,093)
   Transfers of cost of insurance                                                     (2,741,188)    (2,780,950)
   Transfers of surrenders                                                            (2,671,524)    (1,970,336)
   Transfers of death benefits                                                           (93,878)       (91,496)
   Transfers of other terminations                                                      (486,832)      (156,156)
   Interfund and net transfers to general account                                       (471,692)    (1,918,549)
                                                                                  ------------------------------

     Net increase (decrease) in net assets from capital share transactions                44,766       (587,000)
                                                                                  ------------------------------

Total increase in net assets                                                           5,203,757      5,870,345
                                                                                  ------------------------------

Net assets at end of year                                                           $ 52,594,822  $  47,391,065
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           12

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    98,271
     354,279 shares (cost $4,240,970)   $ 4,818,192       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     98,271
                                      --------------
                                                        Expenses
NET ASSETS                              $ 4,818,192       Administrative expense                         2,375
                                      --------------
                                                          Mortality and expense risk                    43,213
                                                                                                 --------------

                                                      Net investment income                             52,683

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              219,804
                                                        Net unrealized appreciation on
                                                         investments                                     9,271
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 281,758
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,914,827  $   5,033,531

Net increase in net assets resulting from operations                                    281,758        137,044

Capital shares transactions
   Net premiums                                                                         637,799        707,819
   Transfers of policy loans                                                            (70,676)      (105,318)
   Transfers of cost of insurance                                                      (372,253)      (392,275)
   Transfers of surrenders                                                             (382,078)      (214,925)
   Transfers of death benefits                                                          (23,854)       (19,010)
   Transfers of other terminations                                                      (31,067)       (21,767)
   Interfund and net transfers to general account                                      (136,264)      (210,272)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (378,393)      (255,748)
                                                                                  -------------- --------------

Total decrease in net assets                                                            (96,635)      (118,704)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 4,818,192  $   4,914,827
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           13

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Balanced Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    87,200
     304,034 shares (cost $4,260,585)   $ 4,752,048       Capital gains distributions                  142,485
                                                                                                 --------------

LIABILITIES                                       -                                                    229,685
                                      --------------
                                                        Expenses
NET ASSETS                              $ 4,752,048       Administrative expense                           171
                                      --------------
                                                          Mortality and expense risk                    39,383
                                                                                                 --------------

                                                      Net investment income                            190,131

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              157,745
                                                        Net unrealized appreciation on
                                                         investments                                   106,419
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 454,295
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,183,466  $   3,819,590

Net increase in net assets resulting from operations                                    454,295        200,341

Capital shares transactions
   Net premiums                                                                         731,602        842,099
   Transfers of policy loans                                                            (51,002)       (34,595)
   Transfers of cost of insurance                                                      (358,635)      (358,186)
   Transfers of surrenders                                                             (194,915)      (135,601)
   Transfers of death benefits                                                           (6,840)        (6,109)
   Transfers of other terminations                                                      (14,466)        (6,825)
   Interfund and net transfers to general account                                         8,543       (137,248)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         114,287        163,535
                                                                                  -------------- --------------

Total increase in net assets                                                            568,582        363,876
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 4,752,048  $   4,183,466
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           14

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth & Income Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    75,673
     631,769 shares (cost $8,601,257)  $ 10,184,116       Capital gains distributions                  211,440
                                                                                                 --------------

LIABILITIES                                       -                                                    287,113
                                      --------------
                                                        Expenses
NET ASSETS                             $ 10,184,116       Administrative expense                           663
                                      --------------
                                                          Mortality and expense risk                    79,291
                                                                                                 --------------

                                                      Net investment income                            207,159

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              522,164
                                                        Net unrealized appreciation on
                                                         investments                                   336,526
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,065,849
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,188,594  $   7,706,179

Net increase in net assets resulting from operations                                  1,065,849        516,907

Capital shares transactions
   Net premiums                                                                       1,696,325      1,398,682
   Transfers of policy loans                                                            (99,163)       (51,263)
   Transfers of cost of insurance                                                      (665,544)      (669,744)
   Transfers of surrenders                                                             (468,898)      (326,376)
   Transfers of death benefits                                                          (23,515)       (24,545)
   Transfers of other terminations                                                      (51,283)       (27,735)
   Interfund and net transfers to general account                                       541,751       (333,511)
                                                                                  -------------- --------------

     Net increase (decrease) in net assets from capital share transactions              929,673        (34,492)
                                                                                  -------------- --------------

Total increase in net assets                                                          1,995,522        482,415
                                                                                  -------------- --------------

Net assets at end of year                                                          $ 10,184,116  $   8,188,594
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           15

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    63,863
     514,527 shares (cost $7,775,525)   $ 9,343,810       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     63,863
                                      --------------
                                                        Expenses
NET ASSETS                              $ 9,343,810       Administrative expense                           758
                                      --------------
                                                          Mortality and expense risk                    80,581
                                                                                                 --------------

                                                      Net investment loss                              (17,476)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              701,186
                                                        Net unrealized depreciation on
                                                         investments                                  (289,638)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 394,072
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 9,422,551  $   9,022,058

Net increase in net assets resulting from operations                                    394,072        690,090

Capital shares transactions
   Net premiums                                                                       1,358,947      1,540,940
   Transfers of policy loans                                                           (155,454)      (139,430)
   Transfers of cost of insurance                                                      (742,183)      (780,274)
   Transfers of surrenders                                                             (577,597)      (476,464)
   Transfers of death benefits                                                          (18,379)        (6,496)
   Transfers of other terminations                                                      (91,524)       (34,134)
   Interfund and net transfers to general account                                      (246,623)      (393,739)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (472,813)      (289,597)
                                                                                  -------------- --------------

Total (decrease) increase in net assets                                                 (78,741)       400,493
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 9,343,810  $   9,422,551
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           16

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Balanced Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    52,877
     437,969 shares (cost $3,149,348)   $ 3,297,904       Capital gains distributions                  177,234
                                                                                                 --------------

LIABILITIES                                       -                                                    230,111
                                      --------------
                                                        Expenses
NET ASSETS                              $ 3,297,904       Administrative expense                            97
                                      --------------
                                                          Mortality and expense risk                    27,187
                                                                                                 --------------

                                                      Net investment income                            202,827

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              206,710
                                                        Net unrealized depreciation on
                                                         investments                                  (122,831)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 286,706
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 2,721,054  $   2,444,829

Net increase in net assets resulting from operations                                    286,706        104,728

Capital shares transactions
   Net premiums                                                                         627,045        551,914
   Transfers of policy loans                                                            (22,162)       (22,601)
   Transfers of cost of insurance                                                      (221,594)      (213,696)
   Transfers of surrenders                                                              (97,609)       (91,739)
   Transfers of death benefits                                                             (946)       (20,923)
   Transfers of other terminations                                                     (244,927)        (5,801)
   Interfund and net transfers to general account                                       250,337        (25,657)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         290,144        171,497
                                                                                  -------------- --------------

Total increase in net assets                                                            576,850        276,225
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 3,297,904  $   2,721,054
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           17

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Capital Appreciation Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     503,337 shares (cost $4,076,190)   $ 5,516,568       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 5,516,568       Administrative expense                           304
                                      --------------
                                                          Mortality and expense risk                    45,626
                                                                                                 --------------

                                                      Net investment loss                              (45,930)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              542,489
                                                        Net unrealized appreciation on
                                                         investments                                   267,743
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 764,302
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,745,135  $   3,939,398

Net increase in net assets resulting from operations                                    764,302        824,008

Capital shares transactions
   Net premiums                                                                         731,349        695,976
   Transfers of policy loans                                                            (66,742)       (36,380)
   Transfers of cost of insurance                                                      (298,119)      (337,239)
   Transfers of surrenders                                                             (307,362)      (143,704)
   Transfers of death benefits                                                           (5,660)        (7,857)
   Transfers of other terminations                                                      (24,990)       (18,515)
   Interfund and net transfers to general account                                       (21,345)      (170,552)
                                                                                  -------------- --------------

     Net increase (decrease) in net assets from capital share transactions                7,131        (18,271)
                                                                                  -------------- --------------

Total increase in net assets                                                            771,433        805,737
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 5,516,568  $   4,745,135
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           18

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. International Fund
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    254,402
     2,091,306 shares (cost $16,373,600)$ 21,164,022       Capital gains distributions                        -
                                                                                                 ---------------

LIABILITIES                                        -                                                    254,402
                                       --------------
                                                         Expenses
NET ASSETS                              $ 21,164,022       Administrative expense                         1,389
                                       --------------
                                                           Mortality and expense risk                   154,905
                                                                                                 ---------------

                                                       Net investment income                             98,108

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,797,556
                                                         Net unrealized appreciation on
                                                          investments                                 1,923,426
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 3,819,090
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 14,404,355  $   9,706,395

Net increase in net assets resulting from operations                                   3,819,090      1,530,466

Capital shares transactions
   Net premiums                                                                        4,377,812      3,370,566
   Transfers of policy loans                                                            (197,182)      (144,218)
   Transfers of cost of insurance                                                     (1,127,712)      (834,323)
   Transfers of surrenders                                                              (784,362)      (592,720)
   Transfers of death benefits                                                           (29,838)       (22,699)
   Transfers of other terminations                                                      (250,351)       (71,659)
   Interfund and net transfers to general account                                        952,210      1,462,547
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                        2,940,577      3,167,494
                                                                                  ------------------------------

Total increase in net assets                                                           6,759,667      4,697,960
                                                                                  ------------------------------

Net assets at end of year                                                           $ 21,164,022  $  14,404,355
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           19

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Value Fund
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    226,205
     2,358,202 shares (cost $18,810,940)$ 20,610,685       Capital gains distributions                1,426,937
                                                                                                 ---------------

LIABILITIES                                        -                                                  1,653,142
                                       --------------
                                                         Expenses
NET ASSETS                              $ 20,610,685       Administrative expense                         1,614
                                       --------------
                                                           Mortality and expense risk                   157,968
                                                                                                 ---------------

                                                       Net investment income                          1,493,560

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments              441,762
                                                         Net unrealized appreciation on
                                                          investments                                 1,059,673
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,994,995
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 15,382,309  $  11,215,585

Net increase in net assets resulting from operations                                   2,994,995        602,501

Capital shares transactions
   Net premiums                                                                        4,233,420      3,408,874
   Transfers of policy loans                                                            (198,513)      (118,909)
   Transfers of cost of insurance                                                     (1,139,394)      (879,503)
   Transfers of surrenders                                                              (536,931)      (645,216)
   Transfers of death benefits                                                           (20,162)       (12,536)
   Transfers of other terminations                                                      (214,641)       (88,272)
   Interfund and net transfers to general account                                        109,602      1,899,785
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                        2,233,381      3,564,223
                                                                                  ------------------------------

Total increase in net assets                                                           5,228,376      4,166,724
                                                                                  ------------------------------

Net assets at end of year                                                           $ 20,610,685  $  15,382,309
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           20

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Income & Growth Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    51,119
     384,245 shares (cost $2,728,332)   $ 3,316,030       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     51,119
                                      --------------
                                                        Expenses
NET ASSETS                              $ 3,316,030       Administrative expense                           113
                                      --------------
                                                          Mortality and expense risk                    25,183
                                                                                                 --------------

                                                      Net investment income                             25,823

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              218,042
                                                        Net unrealized appreciation on
                                                         investments                                   190,322
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 434,187
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 2,770,134  $   2,584,309

Net increase in net assets resulting from operations                                    434,187        100,560

Capital shares transactions
   Net premiums                                                                         448,743        486,225
   Transfers of policy loans                                                            (55,090)       (52,087)
   Transfers of cost of insurance                                                      (188,076)      (191,049)
   Transfers of surrenders                                                             (199,233)      (100,354)
   Transfers of death benefits                                                                -         (4,040)
   Transfers of other terminations                                                      (11,099)        (6,707)
   Interfund and net transfers to general account                                       116,464        (46,723)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         111,709         85,265
                                                                                  -------------- --------------

Total increase in net assets                                                            545,896        185,825
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 3,316,030  $   2,770,134
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           21

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Emerging Growth Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     562,040 shares (cost $9,542,685)  $ 11,600,497       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                             $ 11,600,497       Administrative expense                           617
                                      --------------
                                                          Mortality and expense risk                    99,711
                                                                                                 --------------

                                                      Net investment loss                             (100,328)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments            1,062,951
                                                        Net unrealized depreciation on
                                                         investments                                  (195,896)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 766,727
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                    $ 11,576,518  $  11,330,395

Net increase in net assets resulting from operations                                    766,727        868,660

Capital shares transactions
   Net premiums                                                                       1,912,803      2,152,254
   Transfers of policy loans                                                           (202,749)      (150,440)
   Transfers of cost of insurance                                                      (884,873)      (939,880)
   Transfers of surrenders                                                             (947,530)      (508,907)
   Transfers of death benefits                                                          (18,586)       (11,348)
   Transfers of other terminations                                                     (107,964)       (43,882)
   Interfund and net transfers to general account                                      (493,849)    (1,120,334)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (742,748)      (622,537)
                                                                                  -------------- --------------

Total increase in net assets                                                             23,979        246,123
                                                                                  -------------- --------------

Net assets at end of year                                                          $ 11,600,497  $  11,576,518
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           22

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Investors Trust Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     8,830
     89,063 shares (cost $1,538,460)    $ 1,931,782       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                      8,830
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,931,782       Administrative expense                            12
                                      --------------
                                                          Mortality and expense risk                    16,047
                                                                                                 --------------

                                                      Net investment loss                               (7,229)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              132,940
                                                        Net unrealized appreciation on
                                                         investments                                    80,670
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 206,381
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,741,627  $   1,783,500

Net increase in net assets resulting from operations                                    206,381        101,157

Capital shares transactions
   Net premiums                                                                         303,321        321,776
   Transfers of policy loans                                                            (13,088)       (34,227)
   Transfers of cost of insurance                                                      (136,442)      (140,736)
   Transfers of surrenders                                                             (128,944)      (155,482)
   Transfers of death benefits                                                           (3,925)       (17,774)
   Transfers of other terminations                                                      (11,827)        (8,573)
   Interfund and net transfers to general account                                       (25,321)      (108,014)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                         (16,226)      (143,030)
                                                                                  -------------- --------------

Total increase (decrease) in net assets                                                 190,155        (41,873)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,931,782  $   1,741,627
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           23

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust New Discovery Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     408,291 shares (cost $5,961,821)   $ 7,112,418       Capital gains distributions                  119,815
                                                                                                 --------------

LIABILITIES                                       -                                                    119,815
                                      --------------
                                                        Expenses
NET ASSETS                              $ 7,112,418       Administrative expense                           503
                                      --------------
                                                          Mortality and expense risk                    59,895
                                                                                                 --------------

                                                      Net investment income                             59,417

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              300,247
                                                        Net unrealized appreciation on
                                                         investments                                   422,905
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 782,569
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 6,696,977  $   7,337,919

Net increase in net assets resulting from operations                                    782,569        230,756

Capital shares transactions
   Net premiums                                                                       1,097,571      1,369,958
   Transfers of policy loans                                                           (141,241)       (91,109)
   Transfers of cost of insurance                                                      (442,044)      (519,004)
   Transfers of surrenders                                                             (396,415)      (324,712)
   Transfers of death benefits                                                          (10,694)        (1,748)
   Transfers of other terminations                                                      (25,915)       (21,332)
   Interfund and net transfers to general account                                      (448,390)    (1,283,751)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (367,128)      (871,698)
                                                                                  -------------- --------------

Total increase (decrease) in net assets                                                 415,441       (640,942)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 7,112,418  $   6,696,977
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           24

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Research Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    25,595
     300,463 shares (cost $4,403,027)   $ 5,420,357       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     25,595
                                      --------------
                                                        Expenses
NET ASSETS                              $ 5,420,357       Administrative expense                           148
                                      --------------
                                                          Mortality and expense risk                    46,429
                                                                                                 --------------

                                                      Net investment loss                              (20,982)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              401,062
                                                        Net unrealized appreciation on
                                                         investments                                    94,682
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 474,762
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 5,018,980  $   4,894,475

Net increase in net assets resulting from operations                                    474,762        316,954

Capital shares transactions
   Net premiums                                                                         856,595        995,235
   Transfers of policy loans                                                            (62,146)       (69,846)
   Transfers of cost of insurance                                                      (367,850)      (407,830)
   Transfers of surrenders                                                             (288,899)      (167,809)
   Transfers of death benefits                                                          (10,616)        (8,831)
   Transfers of other terminations                                                      (19,382)       (16,255)
   Interfund and net transfers to general account                                      (181,087)      (517,113)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                         (73,385)      (192,449)
                                                                                  -------------- --------------

Total increase in net assets                                                            401,377        124,505
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 5,420,357  $   5,018,980
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           25

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. Growth and Income Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    169,092
     485,583 shares (cost $12,871,262)  $ 14,247,013       Capital gains distributions                  453,115
                                                                                                 ---------------

LIABILITIES                                        -                                                    622,207
                                       --------------
                                                         Expenses
NET ASSETS                              $ 14,247,013       Administrative expense                           458
                                       --------------
                                                           Mortality and expense risk                   109,262
                                                                                                 ---------------

                                                       Net investment income                            512,487

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments              719,487
                                                         Net unrealized appreciation on
                                                          investments                                   675,905
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 1,907,879
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 11,373,221  $   9,826,097

Net increase in net assets resulting from operations                                   1,907,879        283,025

Capital shares transactions
   Net premiums                                                                        2,451,348      2,628,620
   Transfers of policy loans                                                            (151,075)      (127,833)
   Transfers of cost of insurance                                                       (807,339)      (786,878)
   Transfers of surrenders                                                              (417,356)      (312,682)
   Transfers of death benefits                                                           (19,812)       (10,472)
   Transfers of other terminations                                                       (57,788)       (24,436)
   Interfund and net transfers to general account                                        (32,065)      (102,220)
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                          965,913      1,264,099
                                                                                  ------------------------------

Total increase in net assets                                                           2,873,792      1,547,124
                                                                                  ------------------------------

Net assets at end of year                                                           $ 14,247,013  $  11,373,221
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           26

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                          $    89,791
     850,854 shares (cost $17,675,715)  $ 18,531,601       Capital gains distributions                1,399,059
                                                                                                 ---------------

LIABILITIES                                        -                                                  1,488,850
                                       --------------
                                                         Expenses
NET ASSETS                              $ 18,531,601       Administrative expense                         1,589
                                       --------------
                                                           Mortality and expense risk                   154,909
                                                                                                 ---------------

                                                       Net investment income                          1,332,352

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,437,095
                                                         Net unrealized depreciation on
                                                          investments                                  (903,410)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 1,866,037
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 16,637,131  $  12,416,192

Net increase in net assets resulting from operations                                   1,866,037      1,108,328

Capital shares transactions
   Net premiums                                                                        3,598,272      3,613,914
   Transfers of policy loans                                                            (197,165)      (151,493)
   Transfers of cost of insurance                                                     (1,017,863)      (892,586)
   Transfers of surrenders                                                              (526,525)      (452,181)
   Transfers of death benefits                                                           (34,309)       (46,891)
   Transfers of other terminations                                                      (120,049)       (73,056)
   Interfund and net transfers to general account                                     (1,673,928)     1,114,904
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                           28,433      3,112,611
                                                                                  ------------------------------

Total increase in net assets                                                           1,894,470      4,220,939
                                                                                  ------------------------------

Net assets at end of year                                                           $ 18,531,601  $  16,637,131
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           27

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. International Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    28,517
     643,349 shares (cost $6,758,998)   $ 7,649,418       Capital gains distributions                  835,820
                                                                                                 --------------

LIABILITIES                                       -                                                    864,337
                                      --------------
                                                        Expenses
NET ASSETS                              $ 7,649,418       Administrative expense                           633
                                      --------------
                                                          Mortality and expense risk                    54,602
                                                                                                 --------------

                                                      Net investment income                            809,102

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              577,958
                                                        Net unrealized appreciation on
                                                         investments                                   104,098
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,491,158
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,732,183  $   1,779,463

Net increase in net assets resulting from operations                                  1,491,158        838,768

Capital shares transactions
   Net premiums                                                                         941,252        929,033
   Transfers of policy loans                                                            (22,294)       (14,882)
   Transfers of cost of insurance                                                      (204,329)      (154,447)
   Transfers of surrenders                                                             (101,888)       (61,345)
   Transfers of death benefits                                                             (225)             -
   Transfers of other terminations                                                      (12,141)        (5,918)
   Interfund and net transfers to general account                                       825,702      1,421,511
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       1,426,077      2,113,952
                                                                                  -------------- --------------

Total increase in net assets                                                          2,917,235      2,952,720
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 7,649,418  $   4,732,183
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           28

Midland National Life Insurance Company
Separate Account A
Alger American Fund Growth Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    10,698
     253,801 shares (cost $9,435,081)  $ 10,461,666       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     10,698
                                      --------------
                                                        Expenses
NET ASSETS                             $ 10,461,666       Administrative expense                           467
                                      --------------
                                                          Mortality and expense risk                    80,107
                                                                                                 --------------

                                                      Net investment loss                              (69,876)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              343,269
                                                        Net unrealized appreciation on
                                                         investments                                   162,971
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 436,364
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 7,928,119  $   4,216,027

Net increase in net assets resulting from operations                                    436,364        727,105

Capital shares transactions
   Net premiums                                                                       2,795,922      2,249,769
   Transfers of policy loans                                                           (126,336)       (73,516)
   Transfers of cost of insurance                                                      (617,161)      (432,087)
   Transfers of surrenders                                                             (176,146)      (232,411)
   Transfers of death benefits                                                          (12,604)        (3,387)
   Transfers of other terminations                                                      (81,140)       (32,093)
   Interfund and net transfers to general account                                       314,648      1,508,712
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       2,097,183      2,984,987
                                                                                  -------------- --------------

Total increase in net assets                                                          2,533,547      3,712,092
                                                                                  -------------- --------------

Net assets at end of year                                                          $ 10,461,666  $   7,928,119
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           29

Midland National Life Insurance Company
Separate Account A
Alger American Fund MidCap Growth Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     415,221 shares (cost $8,305,243)   $ 8,615,830       Capital gains distributions                1,192,460
                                                                                                 --------------

LIABILITIES                                       -                                                  1,192,460
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,615,830       Administrative expense                           376
                                      --------------
                                                          Mortality and expense risk                    73,332
                                                                                                 --------------

                                                      Net investment income                          1,118,752

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              221,714
                                                        Net unrealized depreciation on
                                                         investments                                  (640,654)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 699,812
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,153,666  $   6,715,021

Net increase in net assets resulting from operations                                    699,812        642,957

Capital shares transactions
   Net premiums                                                                       1,606,134      1,689,873
   Transfers of policy loans                                                           (120,999)       (67,391)
   Transfers of cost of insurance                                                      (524,988)      (462,594)
   Transfers of surrenders                                                             (233,733)      (187,073)
   Transfers of death benefits                                                          (28,485)        (3,469)
   Transfers of other terminations                                                      (35,732)       (24,885)
   Interfund and net transfers to general account                                      (899,845)      (148,773)
                                                                                  -------------- --------------

     Net (decrease) increase in net assets from capital share transactions             (237,648)       795,688
                                                                                  -------------- --------------

Total increase in net assets                                                            462,164      1,438,645
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,615,830  $   8,153,666
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           30

Midland National Life Insurance Company
Separate Account A
Alger American Fund Leveraged AllCap Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     203,767 shares (cost $6,633,482)   $ 8,452,271       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,452,271       Administrative expense                           120
                                      --------------
                                                          Mortality and expense risk                    68,264
                                                                                                 --------------

                                                      Net investment loss                              (68,384)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              640,213
                                                        Net unrealized appreciation on
                                                         investments                                   721,325
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,293,154
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 7,075,574  $   5,964,934

Net increase in net assets resulting from operations                                  1,293,154        808,415

Capital shares transactions
   Net premiums                                                                       1,539,485      1,526,084
   Transfers of policy loans                                                           (131,803)       (81,427)
   Transfers of cost of insurance                                                      (451,675)      (464,619)
   Transfers of surrenders                                                             (342,573)      (182,475)
   Transfers of death benefits                                                          (29,554)        (2,761)
   Transfers of other terminations                                                      (29,136)       (25,031)
   Interfund and net transfers to general account                                      (471,201)      (467,546)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                          83,543        302,225
                                                                                  -------------- --------------

Total increase in net assets                                                          1,376,697      1,110,640
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,452,271  $   7,075,574
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           31

Midland National Life Insurance Company
Separate Account A
Alger American Fund Small Capitalization Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     297,033 shares (cost $7,132,104)   $ 8,441,665       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,441,665       Administrative expense                           331
                                      --------------
                                                          Mortality and expense risk                    77,258
                                                                                                 --------------

                                                      Net investment loss                              (77,589)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments            1,471,676
                                                        Net unrealized depreciation on
                                                         investments                                   (25,596)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,368,491
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,206,483  $   6,058,125

Net increase in net assets resulting from operations                                  1,368,491      1,036,592

Capital shares transactions
   Net premiums                                                                       1,826,945      1,551,349
   Transfers of policy loans                                                            (96,823)       (36,705)
   Transfers of cost of insurance                                                      (505,566)      (460,019)
   Transfers of surrenders                                                             (173,750)      (124,138)
   Transfers of death benefits                                                           (3,965)        (1,640)
   Transfers of other terminations                                                      (61,927)       (21,526)
   Interfund and net transfers to general account                                    (2,118,223)       204,445
                                                                                  -------------- --------------

     Net (decrease) increase in net assets from capital share transactions           (1,133,309)     1,111,766
                                                                                  -------------- --------------

Total increase in net assets                                                            235,182      2,148,358
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,441,665  $   8,206,483
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           32

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Financial Services Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    22,438
     96,318 shares (cost $1,449,088)    $ 1,676,905       Capital gains distributions                    8,666
                                                                                                 --------------

LIABILITIES                                       -                                                     31,104
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,676,905       Administrative expense                            26
                                      --------------
                                                          Mortality and expense risk                    11,850
                                                                                                 --------------

                                                      Net investment income                             19,228

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               57,714
                                                        Net unrealized appreciation on
                                                         investments                                   124,952
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 201,894
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,245,177  $   1,069,179

Net increase in net assets resulting from operations                                    201,894         61,327

Capital shares transactions
   Net premiums                                                                         236,450        288,602
   Transfers of policy loans                                                            (21,569)       (22,370)
   Transfers of cost of insurance                                                       (92,410)       (88,395)
   Transfers of surrenders                                                              (25,517)       (29,224)
   Transfers of death benefits                                                                -         (1,406)
   Transfers of other terminations                                                      (28,247)       (10,100)
   Interfund and net transfers to general account                                       161,127        (22,436)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         229,834        114,671
                                                                                  -------------- --------------

Total increase in net assets                                                            431,728        175,998
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,676,905  $   1,245,177
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           33

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Global Health Care Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     78,705 shares (cost $1,543,581)    $ 1,692,934       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,692,934       Administrative expense                            48
                                      --------------
                                                          Mortality and expense risk                    13,698
                                                                                                 --------------

                                                      Net investment in loss                           (13,746)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               61,470
                                                        Net unrealized appreciation on
                                                         investments                                    20,878
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 68,602
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,376,465  $   1,109,323

Net increase in net assets resulting from operations                                     68,602         92,853

Capital shares transactions
   Net premiums                                                                         437,010        324,173
   Transfers of policy loans                                                            (38,075)       (20,027)
   Transfers of cost of insurance                                                      (103,967)       (95,410)
   Transfers of surrenders                                                              (32,500)       (22,226)
   Transfers of death benefits                                                                -         (1,064)
   Transfers of other terminations                                                      (25,750)       (13,060)
   Interfund and net transfers to general account                                        11,149          1,903
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         247,867        174,289
                                                                                  -------------- --------------

Total increase in net assets                                                            316,469        267,142
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,692,934  $   1,376,465
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           34

Midland National Life Insurance Company
Separate Account A
LEVCO Series Trust Equity Value Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     0 shares (cost $0)                         $ -       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                                      $ -       Administrative expense                             -
                                      --------------
                                                          Mortality and expense risk                        13
                                                                                                 --------------

                                                      Net investment loss                                  (13)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments                5,184
                                                        Net unrealized depreciation on
                                                         investments                                    (4,525)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                        $ 646
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                        $ 14,305    $    14,085

Net increase in net assets resulting from operations                                        646          1,043

Capital shares transactions
   Net premiums                                                                             (16)           (37)
   Transfers of policy loans                                                                  -            (29)
   Transfers of cost of insurance                                                           (48)          (237)
   Transfers of surrenders                                                                    -              -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                            -              -
   Interfund and net transfers to general account                                       (14,887)          (520)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                         (14,951)          (823)
                                                                                  -------------- --------------

Total (decrease) increase in net assets                                                 (14,305)           220
                                                                                  -------------- --------------

Net assets at end of year                                                                   $ -    $    14,305
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           35

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     3,957
     248,759 shares (cost $7,070,175)   $ 8,136,910       Capital gains distributions                  336,757
                                                                                                 --------------

LIABILITIES                                       -                                                    340,714
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,136,910       Administrative expense                           381
                                      --------------
                                                          Mortality and expense risk                    62,478
                                                                                                 --------------

                                                      Net investment income                            277,855

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments            1,148,394
                                                        Net unrealized depreciation on
                                                         investments                                   (73,195)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,353,054
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 5,176,284  $   1,703,910

Net increase in net assets resulting from operations                                  1,353,054      1,315,080

Capital shares transactions
   Net premiums                                                                       1,661,873      1,076,810
   Transfers of policy loans                                                           (420,725)       (35,404)
   Transfers of cost of insurance                                                      (331,711)      (192,343)
   Transfers of surrenders                                                             (129,058)       (83,816)
   Transfers of death benefits                                                             (261)        (1,049)
   Transfers of other terminations                                                     (129,798)        (9,255)
   Interfund and net transfers to general account                                       957,252      1,402,351
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       1,607,572      2,157,294
                                                                                  -------------- --------------

Total increase in net assets                                                          2,960,626      3,472,374
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,136,910  $   5,176,284
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           36

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     87,206 shares (cost $1,497,695)    $ 1,642,088       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,642,088       Administrative expense                            31
                                      --------------
                                                          Mortality and expense risk                     4,339
                                                                                                 --------------

                                                      Net investment loss                               (4,370)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               32,861
                                                        Net unrealized appreciation on
                                                         investments                                   144,393
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 172,884
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                    172,884              -

Capital shares transactions
   Net premiums                                                                         176,126              -
   Transfers of policy loans                                                             (8,261)             -
   Transfers of cost of insurance                                                       (22,556)             -
   Transfers of surrenders                                                               (1,972)             -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                            -              -
   Interfund and net transfers to general account                                     1,325,867              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       1,469,204              -
                                                                                  -------------- --------------

Total increase in net assets                                                          1,642,088              -
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,642,088      $       -
                                                                                  -------------- --------------



      The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Total Return Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    368,072
     963,021 shares (cost $9,916,131)   $ 9,745,775       Capital gains distributions                   51,111
                                                                                                 --------------

LIABILITIES                                       -                                                    419,183
                                      --------------
                                                        Expenses
NET ASSETS                              $ 9,745,775       Administrative expense                           643
                                      --------------
                                                          Mortality and expense risk                    75,286
                                                                                                 --------------

                                                      Net investment income                            343,254

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments             (80,222)
                                                        Net unrealized depreciation on
                                                         investments                                    (3,451)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 259,581
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 6,676,613  $   2,070,736

Net increase in net assets resulting from operations                                    259,581         63,532

Capital shares transactions
   Net premiums                                                                       3,045,254      2,628,127
   Transfers of policy loans                                                            (51,631)       (39,830)
   Transfers of cost of insurance                                                      (616,184)      (298,163)
   Transfers of surrenders                                                             (145,350)      (236,762)
   Transfers of death benefits                                                          (20,204)        (3,255)
   Transfers of other terminations                                                      (45,539)       (26,483)
   Interfund and net transfers to general account                                       643,235      2,518,711
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       2,809,581      4,542,345
                                                                                  -------------- --------------

Total increase in net assets                                                          3,069,162      4,605,877
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 9,745,775  $   6,676,613
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           38

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Low Duration Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    51,385
     148,148 shares (cost $1,507,267)   $ 1,490,374       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     51,385
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,490,374       Administrative expense                            58
                                      --------------
                                                          Mortality and expense risk                     7,947
                                                                                                 --------------

                                                      Net investment income                             43,380

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments              (3,717)
                                                        Net unrealized appreciation on
                                                         investments                                       295
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 39,958
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,100,561   $    673,026

Net increase in net assets resulting from operations                                     39,958          2,198

Capital shares transactions
   Net premiums                                                                         472,302        507,056
   Transfers of policy loans                                                                 68           (659)
   Transfers of cost of insurance                                                       (74,210)       (66,396)
   Transfers of surrenders                                                               (3,229)        (3,668)
   Transfers of death benefits                                                                -           (848)
   Transfers of other terminations                                                       (1,316)             -
   Interfund and net transfers to general account                                       (43,760)       (10,148)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         349,855        425,337
                                                                                  -------------- --------------

Total increase in net assets                                                            389,813        427,535
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,490,374  $   1,100,561
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           39


Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust High Yield Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    87,161
     189,806 shares (cost $1,561,804)   $ 1,582,985       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     87,161
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,582,985       Administrative expense                            44
                                      --------------
                                                          Mortality and expense risk                    11,074
                                                                                                 --------------

                                                      Net investment income                             76,043

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments              (2,264)
                                                        Net unrealized appreciation on
                                                         investments                                    29,275
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 103,054
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,126,787   $    806,118

Net increase in net assets resulting from operations                                    103,054         33,318

Capital shares transactions
   Net premiums                                                                         326,164        305,401
   Transfers of policy loans                                                             (8,145)        (2,244)
   Transfers of cost of insurance                                                       (79,811)       (60,990)
   Transfers of surrenders                                                              (10,474)       (10,502)
   Transfers of death benefits                                                           (1,508)        (1,415)
   Transfers of other terminations                                                       (1,251)             -
   Interfund and net transfers to general account                                       128,169         57,101
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         353,144        287,351
                                                                                  -------------- --------------

Total increase in net assets                                                            456,198        320,669
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,582,985  $   1,126,787
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           40

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Real Return Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    125,317
     270,495 shares (cost $3,404,266)   $ 3,227,004       Capital gains distributions                   90,906
                                                                                                 --------------

LIABILITIES                                       -                                                    216,223
                                      --------------
                                                        Expenses
NET ASSETS                              $ 3,227,004       Administrative expense                           111
                                      --------------
                                                          Mortality and expense risk                    21,998
                                                                                                 --------------

                                                      Net investment income                            194,114

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments             (63,881)
                                                        Net unrealized depreciation on
                                                         investments                                  (130,783)
                                                                                                 --------------

                                                      Net decrease in net assets resulting from
                                                       operations                                       $ (550)
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 2,517,402  $   1,595,134

Net (decrease) increase in net assets resulting from operations                            (550)        20,085

Capital shares transactions
   Net premiums                                                                         886,305        971,936
   Transfers of policy loans                                                             (2,618)       (10,617)
   Transfers of cost of insurance                                                      (203,311)      (181,276)
   Transfers of surrenders                                                              (10,783)      (154,463)
   Transfers of death benefits                                                           (4,596)        (5,210)
   Transfers of other terminations                                                     (206,139)       (14,087)
   Interfund and net transfers to general account                                       251,294        295,900
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         710,152        902,183
                                                                                  -------------- --------------

Total increase in net assets                                                            709,602        922,268
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 3,227,004  $   2,517,402
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           41

Midland National Life Insurance Company
Separate Account A
Goldman Sachs Variable Insurance Trust Structured Small Cap Equity Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     5,745
     64,074 shares (cost $945,760)        $ 925,229       Capital gains distributions                   62,705
                                                                                                 --------------

LIABILITIES                                       -                                                     68,450
                                      --------------
                                                        Expenses
NET ASSETS                                $ 925,229       Administrative expense                            17
                                      --------------
                                                          Mortality and expense risk                     3,185
                                                                                                 --------------

                                                      Net investment income                             65,248

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               22,093
                                                        Net unrealized depreciation on
                                                         investments                                   (20,531)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 66,810
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                     66,810              -

Capital shares transactions
   Net premiums                                                                         228,109              -
   Transfers of policy loans                                                               (792)             -
   Transfers of cost of insurance                                                       (18,579)             -
   Transfers of surrenders                                                                 (699)             -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                       (1,701)             -
   Interfund and net transfers to general account                                       652,081              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         858,419              -
                                                                                  -------------- --------------

Total increase in net assets                                                            925,229              -
                                                                                  -------------- --------------

Net assets at end of year                                                             $ 925,229      $       -
                                                                                  -------------- --------------


       The accompanying notes are an integral part of these financial statements.

                                           42

Midland National Life Insurance Company
Separate Account A
Nueberger Berman Advisors Management Trust Regency Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     3,544
     14,691 shares (cost $230,002)        $ 238,137       Capital gains distributions                   49,126
                                                                                                 --------------

LIABILITIES                                       -                                                     52,670
                                      --------------
                                                        Expenses
NET ASSETS                                $ 238,137       Administrative expense                             -
                                      --------------
                                                          Mortality and expense risk                     1,686
                                                                                                 --------------

                                                      Net investment income                             50,984

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments                6,579
                                                        Net unrealized appreciation on
                                                         investments                                     8,134
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 65,697
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                     65,697              -

Capital shares transactions
   Net premiums                                                                           9,439              -
   Transfers of policy loans                                                                 84              -
   Transfers of cost of insurance                                                        (3,633)             -
   Transfers of surrenders                                                                    -              -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                     (185,160)             -
   Interfund and net transfers to general account                                       351,710              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         172,440              -
                                                                                  -------------- --------------

Total increase in net assets                                                            238,137              -
                                                                                  -------------- --------------

Net assets at end of year                                                             $ 238,137      $       -
                                                                                  -------------- --------------


       The accompanying notes are an integral part of these financial statements.

                                           43

Midland National Life Insurance Company
Separate Account A
Premier VIT Op Cap Small Cap Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     11,895 shares (cost $404,320)        $ 437,004       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                                $ 437,004       Administrative expense                             3
                                      --------------
                                                          Mortality and expense risk                     1,364
                                                                                                 --------------

                                                      Net investment loss                               (1,367)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments                (866)
                                                        Net unrealized appreciation on
                                                         investments                                    32,684
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 30,451
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                     30,451              -

Capital shares transactions
   Net premiums                                                                          31,514              -
   Transfers of policy loans                                                             (3,751)             -
   Transfers of cost of insurance                                                        (5,982)             -
   Transfers of surrenders                                                                 (112)             -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                            -              -
   Interfund and net transfers to general account                                       384,884              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         406,553              -
                                                                                  -------------- --------------

Total increase in net assets                                                            437,004              -
                                                                                  -------------- --------------

Net assets at end of year                                                             $ 437,004      $       -
                                                                                  -------------- --------------

       The accompanying notes are an integral part of these financial statements.

                                           44


Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
--------------------------------------------------------------------------------
1.      Organization and Significant Accounting Policies


        Organization
        Midland National Life Separate Account A ("Separate Account"), a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 as amended, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The Separate Account consists of eleven insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation, an affiliate, serves as the underwriter of the variable products.


        Investments
        The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), MFS Variable Insurance Trust ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger American Fund ("FAM"), AIM Variable Insurance Funds ("AIM"), LEVCO Series Trust ("LEVCO"), Van Eck Worldwide Insurance Trust ("VANECK"), PIMCO Variable Insurance Trust ("PIMCO"), Goldman Sachs Variable Insurance Trust ("Goldman"), Neuberger Berman Advisors Management Trust ("Neuberger"), and Premier VIT ("Premier"), (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.


        The Van Eck Worldwide Real Estate Fund, Goldman Structured Small Cap Equity Fund, Neuberger Regency Portfolio, and Premier OpCap Small Cap Portfolio were introduced effective May 1, 2006. All other portfolios have been in existence for more than three years.


        Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividends are automatically reinvested in shares of the Funds.


        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.


        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.


        Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.      Expenses and Related Party Transactions


        The Company is compensated for certain expenses as described below. The rates of each applicable charge are described in the Separate Account's prospectus.


        o A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.


        o A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.


        o A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.


        o A sales and premium tax charge is deducted from each premium payment made prior to deposit into the Separate Account. Total deductions from gross contract premiums received by the Company were $4,779,346 and $4,797,392 in 2006 and 2005, respectively.


3.      Purchases and Sales of Investment Securities


        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2006 and 2005, were as follows:


                                                              2006                                2005
                                                ----------------------------------  ----------------------------------
Portfolio                                            Purchases           Sales           Purchases           Sales

Fidelity Variable Insurance Products
 Fund I
    Money Market Portfolio                         $  9,623,006      $  7,150,129      $  5,807,536      $  5,263,669
    High Income Portfolio                             2,174,804         1,633,295         3,046,682         1,652,371
    Equity-Income Portfolio                          10,840,408         7,157,336         6,822,155         7,842,873
    Growth Portfolio                                  9,004,996        12,772,791         9,601,298        13,897,042
    Overseas Portfolio                                5,077,136         3,619,642         4,545,340         2,447,095
    Mid Cap Portfolio                                 8,853,008         6,811,725         5,962,863         3,762,494
Fidelity Variable Insurance Products
 Fund II
    Asset Manager Portfolio                           1,281,529         1,662,601         1,478,537         2,218,714
    Investment Grade Bond Portfolio                   2,809,783         3,026,952         3,161,835         3,268,234
    Index 500 Portfolio                              17,160,158        16,367,582        16,366,660        12,572,701
    Contrafund Portfolio                             16,578,254        12,159,139        10,109,165        10,955,811
    Asset Manager: Growth Portfolio                     890,023         1,215,732           959,282         1,145,959
Fidelity Variable Insurance Products
 Fund III
    Balanced Portfolio                                1,230,924           926,504         1,104,908           876,068
    Growth & Income Portfolio                         3,010,246         1,873,413         1,942,555         1,932,306
    Growth Opportunities Portfolio                    1,789,866         2,280,153         1,910,167         2,198,724
American Century Variable
 Portfolios, Inc.
    Balanced Fund                                     2,849,837         2,356,866           793,895           599,511
    Capital Appreciation Fund                         1,315,093         1,353,892           996,971         1,052,073
    International Fund                                7,440,748         4,402,063         5,798,448         2,615,112
    Value Fund                                        7,919,134         4,192,193         7,812,841         3,062,443
    Income & Growth Fund                                854,912           717,379           697,928           584,778
MFS Variable Insurance Trust
    Emerging Growth Series                            2,385,644         3,228,719         2,676,263         3,395,122
    Investors Trust Series                              385,216           408,672           382,687           531,218
    New Discovery Series                              1,620,644         1,928,343         1,917,137         2,848,259
    Research Series                                   1,076,934         1,171,301         1,221,247         1,434,051
Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio                       4,037,564         2,559,164         4,218,538         2,273,260
    Mid-Cap Value Portfolio                           6,923,787         5,563,003         7,237,684         3,217,010
    International Portfolio                           3,856,171         1,620,991         2,927,077           668,502
Alger American Fund
    Growth Portfolio                                  4,305,052         2,277,746         4,304,997         1,360,580
    MidCap Growth Portfolio                           4,177,446         3,296,341         3,116,123         2,121,199
    Leveraged AllCap Portfolio                        2,805,893         2,790,733         2,128,007         1,879,917
    Small Capitalization Portfolio                    4,015,755         5,226,652         3,415,845         2,361,765
AIM Variable Insurance Funds
    Financial Services Fund                             657,306           408,245           418,436           297,400
    Global Health Care Fund                             781,589           547,467           478,132           314,767
LEVCO Series Trust
    Equity Value Fund                                        37            14,987             1,037             1,832
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                        5,277,800         3,392,374         3,951,498         1,817,568
    Worldwide Real Estate Fund                        1,932,973           468,139                 -                 -
PIMCO Variable Insurance Trust
    Total Return Portfolio                            5,060,024         1,907,189         5,775,141         1,005,439
    Low Duration Portfolio                              539,800           146,564           772,011           325,453
    High Yield Portfolio                                734,824           305,636           655,654           313,362
    Real Return Portfolio                             2,756,666         1,852,412         1,567,791           596,242
Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund                  1,449,183           525,516                 -                 -
Nueberger Berman Advisors Management Trust
    Regency Portfolio                                   973,781           750,359                 -                 -
Premier VIT
    OpCap Small Cap Portfolio                           637,580           232,394                 -                 -
                                                ----------------  ----------------  ----------------  ----------------
                                                   $167,095,534      $132,302,334      $136,084,371      $104,710,924
                                                ----------------  ----------------  ----------------  ----------------





4.      Summary of Changes from Unit Transactions


        Transactions in units for the years ended December 31, 2006 and 2005, were as follows:


                                                         2006                                  2005
                                         ------------------------------------  ------------------------------------
                                                                 Net Increase/                         Net Increase/
Portfolio                                Purchases     Sales     (Decrease)    Purchases     Sales     (Decrease)

Fidelity Variable Insurance Products
 Fund I
   Money Market Portfolio                  713,486     539,770       173,716     417,226      381,971       35,255
   High Income Portfolio                   133,973     116,439        17,534     189,055      123,938       65,117
   Equity-Income Portfolio                 282,832     294,625       (11,793)    278,435      378,533     (100,098)
   Growth Portfolio                        495,250     673,750      (178,500)    566,222      793,383     (227,161)
   Overseas Portfolio                      298,038     203,037        95,001     320,686      146,622      174,064
   Mid Cap Portfolio                       352,138     366,903       (14,765)    369,134      231,620      137,514
Fidelity Variable Insurance Products
 Fund II
   Asset Manager Portfolio                  55,025      79,534       (24,509)     68,992      105,422      (36,430)
   Investment Grade Bond Portfolio         149,480     177,144       (27,664)    145,229      178,322      (33,093)
   Index 500 Portfolio                   1,069,800   1,021,901        47,899   1,043,647      763,664      279,983
   Contrafund Portfolio                    511,138     481,513        29,625     495,392      512,965      (17,573)
   Asset Manager: Growth Portfolio          54,787      78,397       (23,610)     61,385       77,420      (16,035)
Fidelity Variable Insurance Products
 Fund III
   Balanced Portfolio                       67,343      59,526         7,817      73,493       61,431       12,062
   Growth & Income Portfolio               164,624     106,466        58,158     119,283      120,863       (1,580)
   Growth Opportunities Portfolio          147,988     188,210       (40,222)    163,850      190,598      (26,748)
American Century Variable
 Portfolios, Inc.
   Balanced Fund                           163,897     143,323        20,574      51,029       38,936       12,093
   Capital Appreciation Fund                79,416      79,732          (316)     71,090       72,033         (943)
   International Fund                      470,897     278,062       192,835     444,123      195,153      248,970
   Value Fund                              302,118     188,474       113,644     343,080      152,645      190,435
   Income & Growth Fund                     56,244      49,889         6,355      48,906       42,303        6,603
MFS Variable Insurance Trust
   Emerging Growth Series                  210,783     289,606       (78,823)    255,473      314,073      (58,600)
   Investors Trust Series                   32,351      33,804        (1,453)     34,219       47,949      (13,730)
   New Discovery Series                     73,254      91,163       (17,909)    105,455      153,659      (48,204)
   Research Series                          85,434      91,673        (6,239)    102,637      120,140      (17,503)
Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio             194,665     138,098        56,567     216,830      133,930       82,900
   Mid-Cap Value Portfolio                 235,479     232,302         3,177     279,719      133,488      146,231
   International Portfolio                 235,077     124,446       110,631     287,255       63,573      223,682
Alger American Fund
   Growth Portfolio                        575,946     296,648       279,298     615,781      183,639      432,142
   MidCap Growth Portfolio                 286,383     313,092       (26,709)    298,479      216,455       82,024
   Leveraged AllCap Portfolio              387,240     388,141          (901)    344,305      295,623       48,682
   Small Capitalization Portfolio          465,332     623,040      (157,708)    476,741      325,399      151,342
AIM Variable Insurance Funds
   Financial Services Fund                  48,100      30,934        17,166      35,247       25,135       10,112
   Global Health Care Fund                  65,736      49,877        15,859      41,713       25,731       15,982
LEVCO Series Trust
   Equity Value Fund                             -       1,255        (1,255)         82          156          (74)
Van Eck Worldwide Insurance Trust
   Worldwide Hard Assets Fund              194,777     133,715        61,062     220,251      104,277      115,974
   Worldwide Real Estate Fund              186,341      44,059       142,282           -            -            -
PIMCO Variable Insurance Trust
   Total Return Portfolio                  432,137     170,350       261,787     517,740       89,498      428,242
   Low Duration Portfolio                   47,049      13,496        33,553      56,044       14,258       41,786
   High Yield Portfolio                     51,213      23,581        27,632      49,867       25,715       24,152
   Real Return Portfolio                   220,063     158,462        61,601     128,959       50,843       78,116
Goldman Sachs Variable Insurance Trust
   Structured Small Cap Equity Fund        146,306      53,181        93,125           -            -            -
Nueberger Berman Advisors Management Trust
   Regency Portfolio                        99,624      76,309        23,315           -            -            -
Premier VIT
   OpCap Small Cap Portfolio                66,688      24,833        41,855           -            -            -
                                         ----------  ----------  ------------  ----------  ----------- ------------
                                         9,908,452   8,528,760     1,379,692   9,337,054    6,891,363    2,445,691
                                         ----------  ----------  ------------  ----------  ----------- ------------



5.      Financial Highlights


        The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.


        The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.



                                                       December 31                            Year Ended December 31
                                          ------------------------------------------  ----------------------------------------------
                                                      Unit Fair Value                 Investment Expense Ratio      Total Return
                                                        Lowest to                      Income      Lowest to          Lowest to
                                           Units         Highest       Net Assets      Ratio*      Highest**         Highest***
                                          ----------  --------------  --------------  ---------  ---------------  ------------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Money Market Portfolio
          2006                              638,379   $10.51 to $19.49   $8,578,456      4.73%   0.50% to 1.40%    3.45% to 4.34%
          2005                              464,663   10.15 to 18.79      6,105,579      3.05%   0.50% to 1.10%     1.5% to 2.49%
          2004                              429,408   10.00 to 18.44      5,561,712      1.29%   0.50% to 1.10%    0.00% to 0.72%
          2003                              571,109   11.15 to 18.41      7,214,462      1.11%   0.50% to 1.10%    -0.11% to 0.54%
          2002                              408,938   11.09 to 18.44      5,430,733      1.65%   0.50% to 1.10%    0.60% to 1.19%

    High Income Portfolio
          2006                              441,747   10.89 to 29.98      6,529,175      7.88%   0.50% to 1.40%    9.72% to 10.67%
          2005                              424,213   9.84 to 27.25       5,811,792     15.05%   0.50% to 1.10%    1.21% to 2.18%
          2004                              359,096   9.63 to 26.83       5,080,151      7.47%   0.50% to 1.10%    7.70% to 9.06%
          2003                              310,281   8.83 to 24.75       4,229,716      6.73%   0.50% to 1.10%   25.88% to 26.69%
          2002                              251,743   6.97 to 19.67       2,879,583      9.93%   0.50% to 1.10%    2.29% to 2.95%

    Equity-Income Portfolio
          2006                            1,360,907   13.53 to 65.29     34,589,744      3.26%   0.50% to 1.40%   18.52% to 19.57%
          2005                            1,372,700   11.41 to 54.92     29,885,303      1.62%   0.50% to 1.10%    4.36% to 5.35%
          2004                            1,472,798   10.93 to 52.45     30,789,773      1.45%   0.50% to 1.10%    9.30% to 10.98%
          2003                            1,372,172   10.93 to 47.58     26,739,888      1.64%   0.50% to 1.10%   28.90% to 29.66%
          2002                            1,243,283   9.43 to 36.89      19,627,178      1.57%   0.50% to 1.10%   -17.88% to -17.35%

    Growth Portfolio
          2006                            2,400,612   7.68 to 55.70      47,125,015      0.39%   0.50% to 1.40%    5.41% to 6.31%
          2005                            2,579,112   7.22 to 52.71      47,945,094      0.49%   0.50% to 1.10%    4.36% to 5.31%
          2004                            2,806,273   6.86 to 50.37      49,884,375      0.25%   0.50% to 1.10%    2.23% to 4.00%
          2003                            2,635,062   6.67 to 49.21      47,604,009      0.25%   0.50% to 1.10%   31.39% to 32.08%
          2002                            2,363,555   5.05 to 37.50      33,825,399      0.24%   0.50% to 1.10%   -30.88% to -30.44%

    Overseas Portfolio
          2006                              904,979   11.24 to 36.79     17,527,874      0.81%   0.50% to 1.40%   16.41% to 17.45%
          2005                              809,978   9.56 to 31.50      13,703,972      0.54%   0.50% to 1.10%   17.36% to 18.44%
          2004                              635,914   8.08 to 26.76       9,536,720      1.03%   0.50% to 1.10%   10.60% to 13.17%
          2003                              520,207   7.14 to 23.75       7,381,149      0.72%   0.50% to 1.10%   41.81% to 42.51%
          2002                              455,603   5.01 to 16.79       4,692,450      0.78%   0.50% to 1.10%   -21.17% to -20.60%

   Fidelity Variable Insurance Products
    Fund I (continued)
    Mid Cap Portfolio
          2006                            1,136,423   15.77 to 20.34     21,746,629      0.35%   0.50% to 1.40%   11.13% to 12.19%
          2005                            1,151,188   14.18 to 18.24     19,713,470      0.00%   0.50% to 1.10%   16.69% to 17.64%
          2004                            1,013,674   12.16 to 15.59     14,830,730      0.00%   0.50% to 1.10%   21.60% to 24.37%
          2003                              680,066   11.79 to 12.62      8,044,599      0.31%   0.50% to 1.10%   37.02% to 37.88%
          2002                              498,371   8.58 to 9.21        4,291,869      0.67%   0.50% to 1.10%   -10.76% to -10.26%

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
          2006                              373,211   11.22 to 33.19      7,998,925      2.68%   0.50% to 1.40%    5.85% to 6.82%
          2005                              397,720   10.56 to 31.27      8,036,130      2.65%   0.50% to 1.10%    2.61% to 3.43%
          2004                              434,150   10.21 to 30.38      8,682,432      2.64%   0.50% to 1.10%    3.30% to 5.04%
          2003                              417,255   9.73 to 29.12       8,263,923      3.44%   0.50% to 1.10%   16.66% to 17.39%
          2002                              398,605   8.28 to 24.97       6,960,372      3.71%   0.50% to 1.10%   -9.73% to -9.21%

    Investment Grade Bond Portfolio
          2006                              582,393   10.73 to 24.57      9,801,407      3.96%   0.50% to 1.40%    2.98% to 3.79%
          2005                              610,057   10.42 to 23.80      9,999,369      3.73%   0.50% to 1.10%    0.77% to 1.68%
          2004                              643,150   10.34 to 23.55     10,515,913      3.54%   0.50% to 1.10%    3.29% to 3.93%
          2003                              482,884   13.73 to 22.81      7,809,536      4.47%   0.50% to 1.10%    4.06% to 4.73%
          2002                              359,523   13.11 to 21.91      5,620,482      2.47%   0.50% to 1.10%    9.11% to 9.80%

    Index 500 Portfolio
          2006                            3,535,542   10.31 to 34.58     61,924,179      1.63%   0.50% to 1.40%   14.17% to 15.13%
          2005                            3,487,643   8.96 to 30.21      53,675,538      1.66%   0.50% to 1.10%    3.31 % to 4.25%
          2004                            3,207,660   8.59 to 29.14      48,254,425      1.20%   0.50% to 1.10%    8.60% to 10.13%
          2003                            2,800,764   7.80 to 26.67      38,919,926      1.34%   0.50% to 1.10%   26.98% to 27.66%
          2002                            2,401,648   6.11 to 20.98      26,800,947      1.23%   0.50% to 1.10%   -23.09% to -22.56%

    Contrafund Portfolio
          2006                            2,105,016   13.90 to 36.80     52,594,822      1.29%   0.50% to 1.40%   10.17% to 11.17%
          2005                            2,075,391   12.50 to 33.30     47,391,065      0.28%   0.50% to 1.10%   15.30% to 16.31%
          2004                            2,092,964   10.75 to 28.80     41,520,720      0.31%   0.50% to 1.10%   11.00% to 14.97%
          2003                            1,875,688   9.35 to 25.23      33,004,372      0.42%   0.50% to 1.10%   27.00% to 27.73%
          2002                            1,706,397   7.32 to 19.85      23,636,282      0.82%   0.50% to 1.10%   -10.34% to -9.74%

    Asset Manager: Growth Portfolio
          2006                              318,104   9.61 to 20.57       4,818,192      2.02%   0.50% to 1.40%    5.86% to 6.64%
          2005                              341,714   9.02 to 19.44       4,914,827      2.31%   0.50% to 1.10%    2.39% to 3.36%
          2004                              357,749   8.73 to 18.92       5,033,531      2.20%   0.50% to 1.10%    3.40% to 5.43%
          2003                              349,203   8.28 to 18.06       4,703,890      2.73%   0.50% to 1.10%   21.96% to 22.67%
          2002                              329,833   6.75 to 14.80       3,667,172      2.81%   0.50% to 1.10%   -16.48% to -15.94%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
          2006                              302,179   12.04 to 16.12      4,752,048      1.95%   0.50% to 1.40%   10.02% to 11.17%
          2005                              294,362   10.93 to 14.59      4,183,466      2.44%   0.50% to 1.10%    1.35% to 4.85%
          2004                              282,300   10.41 to 13.95      3,819,590      1.82%   0.50% to 1.10%    4.34% to 7.80%
          2003                              234,029   9.92 to 13.32       3,061,281      2.46%   0.50% to 1.10%   16.46% to 17.12%
          2002                              185,724   8.47 to 11.48       2,084,265      2.60%   0.50% to 1.10%   -9.75% to -9.22%

    Growth & Income Portfolio
          2006                              569,906   11.30 to 18.56     10,184,116      0.82%   0.50% to 1.40%   11.62% to 12.66%
          2005                              511,748   10.03 to 16.58      8,188,594      1.44%   0.50% to 1.10%    6.08% to 7.05%
          2004                              513,328   9.37 to 15.58       7,706,179      0.83%   0.50% to 1.10%    4.63% to 5.40%
          2003                              490,263   8.90 to 14.87       7,033,299      1.12%   0.50% to 1.10%   22.45% to 23.27%
          2002                              439,896   7.22 to 12.16       5,130,153      1.28%   0.50% to 1.10%   -17.56% to -17.11%

    Growth Opportunities Portfolio
          2006                              751,812   8.56 to 12.83       9,343,810      0.68%   0.50% to 1.40%    4.30% to 4.91%
          2005                              792,034   8.15 to 12.30       9,422,551      0.88%   0.50% to 1.10%    7.33% to 8.35%
          2004                              818,782   7.53 to 11.42       9,022,058      0.51%   0.50% to 1.10%    6.04% to 7.10%
          2003                              781,715   7.06 to 10.77       8,129,627      0.73%   0.50% to 1.10%   28.37% to 29.30%
          2002                              758,228   5.46 to 8.39        6,129,407      1.00%   0.50% to 1.10%   -22.67% to -22.33%

   American Century Variable
    Portfolios, Inc.
    Balanced Fund
          2006                              199,428   12.06 to 16.88      3,297,904      1.76%   0.50% to 1.40%    8.12% to 9.08%
          2005                              178,854   11.15 to 15.57      2,721,054      1.74%   0.50% to 1.10%    3.47% to 4.42%
          2004                              166,761   10.78 to 15.00      2,444,829      1.46%   0.50% to 1.10%    7.80% to 9.26%
          2003                              133,308   9.94 to 13.82       1,802,179      2.22%   0.50% to 1.10%   16.46% to 17.12%
          2002                               98,914   8.36 to 11.70       1,135,668      2.35%   0.50% to 1.10%   -10.55% to -10.35%

    Capital Appreciation Fund
          2006                              316,756   11.07 to 18.99      5,516,568      0.00%   0.50% to 1.40%   15.68% to 16.67%
          2005                              317,072   9.48 to 16.38       4,745,135      0.00%   0.50% to 1.10%   20.39% to 21.49%
          2004                              318,015   7.81 to 13.57       3,939,398      0.00%   0.50% to 1.10%    6.43% to 6.99%
          2003                              282,852   7.30 to 12.75       3,313,869      0.00%   0.50% to 1.10%   19.05% to 19.87%
          2002                              245,529   6.09 to 10.71       2,405,459      0.00%   0.50% to 1.10%   -22.05% to -21.52%

    International Fund
          2006                            1,227,537   9.18 to 18.36      21,164,022      1.43%   0.50% to 1.40%   23.33% to 24.46%
          2005                            1,034,702   7.37 to 14.84      14,404,355      0.99%   0.50% to 1.10%   11.72% to 12.61%
          2004                              785,732   6.55 to 13.25       9,706,395      0.50%   0.50% to 1.10%   12.50% to 14.51%
          2003                              694,272   5.72 to 11.66       7,551,029      0.66%   0.50% to 1.10%   23.13% to 23.81%
          2002                              599,832   4.62 to 9.47        5,308,390      0.74%   0.50% to 1.10%   -21.21% to -20.75%

   American Century Variable
    Portfolios, Inc. (continued)
    Value Fund
          2006                              880,295   13.18 to 24.73     20,610,685      1.26%   0.50% to 1.40%   17.00% to 18.05%
          2005                              766,651   11.26 to 21.07     15,382,309      0.78%   0.50% to 1.10%    3.54% to 4.48%
          2004                              576,216   10.88 to 20.29     11,215,585      1.51%   0.50% to 1.10%    8.80% to 13.79%
          2003                              405,178   14.72 to 17.93      7,007,967      0.90%   0.50% to 1.10%   27.51% to 28.33%
          2002                              303,774   11.47 to 14.07      4,118,748      0.83%   0.50% to 1.10%   -13.57% to -13.11%

    Income & Growth Fund
          2006                              216,685   11.42 to 15.52      3,316,030      1.68%   0.50% to 1.40%   15.48% to 16.53%
          2005                              210,330   9.80 to 13.37       2,770,134      1.92%   0.50% to 1.10%    3.21% to 4.14%
          2004                              203,727   9.41 to 12.90       2,584,309      1.31%   0.50% to 1.10%   10.00% to 12.43%
          2003                              184,915   8.37 to 11.52       2,073,156      1.17%   0.50% to 1.10%   27.98% to 28.57%
          2002                              161,239   6.51 to 8.90        1,412,025      1.02%   0.50% to 1.10%   -20.25% to -19.73%

   MFS Variable Insurance Trust
    Emerging Growth Series
          2006                              958,839   5.93 to 12.70      11,600,497      0.00%   0.50% to 1.40%    6.43% to 7.43%
          2005                            1,037,662   5.52 to 11.88      11,576,518      0.00%   0.50% to 1.10%    7.70% to 8.66%
          2004                            1,096,262   5.08 to 10.98      11,330,395      0.00%   0.50% to 1.10%    9.40% to 12.39%
          2003                            1,018,780   4.52 to 9.81        9,426,673      0.00%   0.50% to 1.10%   28.82% to 29.51%
          2002                              885,042   3.49 to 7.60        6,373,101      0.00%   0.50% to 1.10%   -34.46% to -34.03%

    Investors Trust Series
          2006                              154,359   10.56 to 13.08      1,931,782      0.48%   0.50% to 1.40%   11.46% to 12.46%
          2005                              155,812   9.39 to 11.74       1,741,627      0.55%   0.50% to 1.10%     5.2% to 6.70%
          2004                              169,542   8.80 to 11.09       1,783,500      0.60%   0.50% to 1.10%   10.16% to 10.90%
          2003                              157,644   7.94 to 9.56        1,503,147      0.63%   0.50% to 1.10%   20.84% to 21.59%
          2002                              145,439   6.53 to 7.89        1,145,465      0.51%   0.50% to 1.10%   -21.88% to -21.42%

    New Discovery Series
          2006                              325,086   10.43 to 22.52      7,112,418      0.00%   0.50% to 1.40%   11.68% to 12.67%
          2005                              342,995   9.26 to 20.07       6,696,977      0.00%   0.50% to 1.10%    3.80% to 4.72%
          2004                              391,199   8.84 to 19.24       7,337,919      0.00%   0.50% to 1.10%    5.32% to 6.00%
          2003                              355,305   8.34 to 18.24       6,311,978      0.00%   0.50% to 1.10%   32.28% to 33.01%
          2002                              267,770   6.27 to 13.76       3,607,321      0.00%   0.50% to 1.10%   -32.39% to -32.00%

    Research Series
          2006                              413,983   9.39 to 13.26       5,420,357      0.49%   0.50% to 1.40%    9.00% to 9.89%
          2005                              420,222   8.55 to 12.11       5,018,980      0.45%   0.50% to 1.10%    6.31% to 7.21%
          2004                              437,725   7.97 to 11.33       4,894,475      1.03%   0.50% to 1.10%   12.10% to 15.34%
          2003                              414,237   6.91 to 9.87        4,014,175      0.62%   0.50% to 1.10%   23.39% to 24.06%
          2002                              356,124   5.57 to 7.99        2,793,015      0.26%   0.50% to 1.10%   -25.38% to -24.93%

   Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio
          2006                              744,797   13.03 to 19.70     14,247,013      1.32%   0.50% to 1.40%   15.72% to 16.66%
          2005                              688,230   11.26 to 16.95     11,373,221      1.02%   0.50% to 1.10%    1.81% to 2.74%
          2004                              605,330   11.06 to 16.56      9,826,097      0.93%   0.50% to 1.10%   10.60% to 12.05%
          2003                              466,586   11.37 to 14.84      6,826,851      0.74%   0.50% to 1.10%   29.59% to 30.39%
          2002                              355,079   8.72 to 11.43       4,003,870      0.66%   0.50% to 1.10%   -18.97% to -18.43%

    Mid-Cap Value Portfolio
          2006                              699,339   13.70 to 27.07     18,531,601      0.51%   0.50% to 1.40%   10.67% to 11.69%
          2005                              696,162   12.38 to 24.34     16,637,131      0.49%   0.50% to 1.10%    6.72% to 7.66%
          2004                              549,931   11.60 to 22.69     12,416,192      0.32%   0.50% to 1.10%   16.00% to 23.45%
          2003                              408,357   18.17 to 18.47      7,531,058      0.55%   0.50% to 1.10%   23.39% to 24.11%
          2002                              334,830   14.64 to 14.93      4,984,990      0.65%   0.50% to 1.10%   -10.74% to -10.24%

    International Portfolio
          2006                              531,323   11.58 to 17.37      7,649,418      0.46%   0.50% to 1.40%   27.32% to 28.52%
          2005                              420,692   9.01 to 13.64       4,732,183      0.00%   0.50% to 1.10%   24.82% to 26.01%
          2004                              197,010   7.15 to 10.93       1,779,463      0.15%   0.50% to 1.10%    9.30% to 19.97%
          2003                              116,619   5.96 to 7.68          875,416      2.06%   0.50% to 1.10%   39.74% to 40.57%
          2002                               52,845   4.24 to 5.40          282,105      1.17%   0.50% to 1.10%   -18.66% to -18.15%

   Alger American Fund
    Growth Portfolio
          2006                            1,346,039   7.64 to 12.22      10,461,666      0.12%   0.50% to 1.40%    3.69% to 4.61%
          2005                            1,066,741   7.33 to 11.78       7,928,119      0.00%   0.50% to 1.10%   10.46% to 11.55%
          2004                              634,599   6.60 to 10.66       4,216,027      0.00%   0.50% to 1.10%    4.39% to 6.60%
          2003                              359,201   6.31 to 7.74        2,277,259      0.00%   0.50% to 1.10%   33.68% to 34.45%
          2002                              224,909   4.71 to 5.79        1,061,218      0.04%   0.50% to 1.10%   -33.75% to -33.24%

    MidCap Growth Portfolio
          2006                              778,361   10.97 to 13.14      8,615,830      0.00%   0.50% to 1.40%    8.62% to 9.66%
          2005                              805,070   10.05 to 12.09      8,153,666      0.00%   0.50% to 1.10%    8.32% to 9.23%
          2004                              723,046   9.24 to 11.16       6,715,021      0.00%   0.50% to 1.10%   11.60% to 12.57%
          2003                              584,966   8.25 to 9.79        4,841,496      0.00%   0.50% to 1.10%   46.12% to 47.01%
          2002                              282,007   5.63 to 6.70        1,590,097      0.00%   0.50% to 1.10%   -30.28% to -29.88%

    Leveraged AllCap Portfolio
          2006                            1,054,775   7.87 to 14.28       8,452,271      0.00%   0.50% to 1.40%   17.65% to 19.35%
          2005                            1,055,676   6.66 to 12.14       7,075,574      0.00%   0.50% to 1.10%   12.81% to 13.94%
          2004                            1,006,994   5.87 to 10.76       5,964,934      0.00%   0.50% to 1.10%    6.95% to 7.57%
          2003                              906,481   5.48 to 7.91        4,995,171      0.00%   0.50% to 1.10%   33.16% to 34.06%
          2002                              686,579   4.10 to 5.94        2,830,287      0.01%   0.50% to 1.10%   -34.58% to -34.29%

    Small Capitalization Portfolio
          2006                              899,227   9.13 to 15.12       8,441,665      0.00%   0.50% to 1.40%   18.40% to 20.24%
          2005                            1,056,935   7.67 to 12.77       8,206,483      0.00%   0.50% to 1.10%   15.25% to 16.31%
          2004                              905,593   6.63 to 11.08       6,058,125      0.00%   0.50% to 1.10%   10.80% to 16.01%
          2003                              513,117   5.74 to 8.90        2,972,490      0.00%   0.50% to 1.10%   40.60% to 41.71%
          2002                              201,854   4.07 to 6.33          827,703      0.00%   0.50% to 1.10%   -26.99% to -26.65%

   AIM Variable Insurance Funds
    Financial Services Fund
          2006                              119,437   12.90 to 14.32      1,676,905      1.54%   0.50% to 1.40%   14.91% to 15.86%
          2005                              102,271   11.22 to 12.36      1,245,177      1.41%   0.50% to 1.10%    4.43% to 5.37%
          2004                               92,159   10.75 to 11.73      1,069,179      0.83%   0.50% to 1.10%    7.45% to 8.11%
          2003                               60,189   10.74 to 10.85        648,768      0.26%   0.50% to 1.10%   28.16% to 29.01%
          2002                               34,167   8.38 to 8.41          286,647      1.31%   0.50% to 1.10%   -16.20% to -15.90%

    Global Health Care Fund
          2006                              132,604   11.29 to 12.54      1,692,934      0.00%   0.50% to 1.40%    3.77% to 8.97%
          2005                              116,745   10.88 to 11.97      1,376,465      0.00%   0.50% to 1.10%    6.67% to 7.55%
          2004                              100,763   10.20 to 11.13      1,109,323      0.00%   0.50% to 1.10%    2.00% to 7.02%
          2003                               68,501   10.29 to 10.40        707,641      0.00%   0.50% to 1.10%   26.41% to 27.14%
          2002                               28,372   8.14 to 8.18          182,544      0.00%   0.50% to 1.10%   -18.60% to -18.20%

   LEVCO Series Trust
    Equity Value Fund
          2005                                1,255   11.41 to 11.58         14,305      0.07%   0.50% to 1.40%    7.00% to 7.99%
          2004                                1,329   10.55 to 11.14         14,085      1.64%   0.50% to 1.10%    5.50% to 13.20%
          2003                                1,380   9.40 to 10.31          12,694      2.24%   0.50% to 1.10%   27.51% to 27.97%
          2002                                4,581   7.37 to 7.40           33,802      0.00%   0.50% to 1.10%   -26.30% to -26.00%

   Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund
          2006                              289,879   22.90 to 28.55      8,136,910      0.06%   0.50% to 1.40%   22.77% to 24.72%
          2005                              228,817   18.64 to 23.05      5,176,284      0.20%   0.50% to 1.10%   49.51% to 50.92%
          2004                              112,843   12.47 to 15.27      1,703,910      0.21%   0.50% to 1.10%   22.59% to 24.70%
          2003                               56,437   12.30 to 12.43        694,771      0.36%   0.50% to 1.10%   43.56% to 44.29%
          2002                               26,804   8.54 to 8.58          229,300      0.00%   0.50% to 1.10%   -14.60% to -14.20%

    Worldwide Real Estate Fund
          2006                              142,282   11.50 to 11.57      1,642,088      0.00%   0.50% to 1.40%   15.00% to 15.70%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
          2006                              886,475   10.72 to 11.17      9,745,775      4.48%   0.50% to 1.40%    2.74% to 3.31%
          2005                              624,688   10.47 to 10.81      6,676,613      3.80%   0.50% to 1.10%    0.97% to 1.90%
          2004                              196,446   10.36 to 10.60      2,070,736      1.73%   0.50% to 1.10%    3.75% to 4.43%
          2003                               51,475   10.12 to 10.16        521,769      1.10%   0.50% to 1.10%    5.00% to 5.40%

    Low Duration Portfolio
          2006                              141,883   10.28 to 10.57      1,490,374      3.97%   0.50% to 1.40%    2.62% to 3.40%
          2005                              108,330   10.05 to 10.21      1,100,561      2.71%   0.50% to 1.10%    -0.42% to 0.52%
          2004                               66,544   10.06 to 10.16        673,026      0.98%   0.50% to 1.10%    0.60% to 1.40%
          2003                               29,340   9.99 to 10.03         293,568      0.25%   0.50% to 1.10%    -0.10% to 0.20%

    High Yield Portfolio
          2006                              119,742   11.98 to 13.41      1,582,985      6.43%   0.50% to 1.40%    7.55% to 10.20%
          2005                               92,110   11.13 to 12.35      1,126,787      6.56%   0.50% to 1.10%    2.68% to 3.61%
          2004                               67,958   10.84 to 11.92        806,118      5.89%   0.50% to 1.10%    8.36% to 8.96%
          2003                               25,570   10.90 to 14.21        280,287      6.71%   0.50% to 1.10%    1.20% to 1.60%

    Real Return Portfolio
          2006                              281,314   10.71 to 11.63      3,227,004      4.36%   0.50% to 1.40%   -0.70% to -0.26%
          2005                              219,713   10.79 to 11.61      2,517,402      2.81%   0.50% to 1.10%    0.70% to 1.15%
          2004                              141,597   10.71 to 11.43      1,595,134      0.79%   0.50% to 1.10%    7.10% to 8.35%
          2003                               30,621   10.50 to 10.54        321,957      0.37%   0.50% to 1.10%    8.90% to 9.40%

   Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund
          2006                               93,125   9.90 to 9.96          925,229      0.00%   0.50% to 1.40%   -1.00% to -0.37%

   Nueberger Berman Advisors
   Management Trust
    Regency Portfolio
          2006                               23,315   10.06 to 10.24        238,137      0.00%   0.50% to 1.40%    1.70% to 2.40%

   Premier VIT
    OpCap Small Cap Portfolio
          2006                               41,855   10.41 to 10.47        437,004      0.00%   0.50% to 1.40%    4.10% to 4.70%



       * The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.


       ** The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


         *** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

                       VARIABLE EXECUTIVE UNIVERSAL LIFE 2
            Flexible Premium Variable Universal Life Insurance Policy
                                    Issued By
                     Midland National Life Insurance Company
                    One Midland Plaza o Sioux Falls, SD 57193
             (605) 335-5700 o (telephone) (800) 272-1642 (toll free
                                telephone number)
              (605) 373-8557 (facsimile for transaction requests) o
                  (605) 335-3621 (facsimile for administrative
                   requests) through the Midland National Life
                               Separate Account A


Variable Executive Universal Life 2 (the "policy") is a life insurance policy issued by Midland National Life Insurance Company. Variable Executive Universal Life 2:


      o provides insurance coverage with flexibility in death benefits and premiums;
      o pays a death benefit if the Insured person dies while the policy is still inforce;
      o can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.
      o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. There may be tax consequences to these transactions. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.


Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract (MEC). If it is a MEC, then loans and withdrawals may have more adverse tax consequences than otherwise.


You have a limited right to examine Your policy and return it to Us for a refund.
You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

     1. AIM Variable Insurance Funds,
     2. Alger American Fund,
     3. American Century Variable Portfolios, Inc.,
     4. Fidelity(R)Variable Insurance Products,
     5. Goldman Sachs Variable Insurance Trust,
     6. Lord Abbett Series Fund, Inc.,
     7. Neuberger Berman AMT Portfolios,
     8. MFS(R)Variable Insurance Trusts,
     9. PIMCO Variable Insurance Trust,

    10. Premier VIT,
    11. ProFunds VP, and

    12. Van Eck Worldwide Insurance Trust


You can choose among the forty-one investment divisions listed on the next page. However, after June 15th, 2007 there will be fifty investment divisions available.


Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                   May 1, 2007

                                        SEPARATE ACCOUNT INVESTMENT PORTFOLIOS
--------------------------------------------------------------- -------------------------------------------------------------

AIM V.I. Financial Services Fund                                Fidelity VIP Overseas Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

AIM V.I. Global Health Care Fund                                Goldman Sachs VIT Growth and Income Fund*

--------------------------------------------------------------- -------------------------------------------------------------

AIM V.I. International Growth Fund*                             Goldman Sachs VIT Structured Small Cap Equity Fund

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Growth Portfolio                                 Lord Abbett Series Fund, Inc. America's Value Portfolio*

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                       Lord Abbett Series Fund, Inc. Growth and Income Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Mid-Cap Growth Portfolio                         Lord Abbett Series Fund, Inc. International Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Small Capitalization Portfolio                   Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Balanced Fund                               MFS(R)VIT Emerging Growth Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Capital Appreciation Fund                   MFS(R)VIT Investors Trust Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Income and Growth Fund                      MFS(R)VIT New Discovery Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP International Fund                          MFS(R)VIT Research Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Value Fund                                  MFS(R)VIT Total Return Series*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Asset ManagerSM Portfolio                          MFS(R)VIT Utilities Series*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Asset Manager: Growth(R)Portfolio                   Neuberger Berman AMT Regency Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Balanced Portfolio                                 PIMCO VIT High Yield Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Contrafund(R)Portfolio                              PIMCO VIT Low Duration Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio                            PIMCO VIT Real Return Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Growth & Income Portfolio                          PIMCO VIT Total Return Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio                     Premier VIT OpCap Small Cap Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Growth Portfolio                                   ProFund VP Japan*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP High Income Portfolio                              ProFund VP Oil & Gas*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Index 500 Portfolio                                ProFund VP Small-Cap Value*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Investment Grade Bond Portfolio                    ProFund VP Ultra Mid-Cap*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP MidCap Portfolio                                   Van Eck Worldwide Hard Assets Fund

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Money Market Portfolio                             Van Eck Worldwide Real Estate Fund

--------------------------------------------------------------- -------------------------------------------------------------

*Available beginning June 15, 2007.

This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                                   TABLE OF CONTENTS

POLICY BENEFITS / RISKS SUMMARY.......................................................................................7
      POLICY BENEFITS.................................................................................................7
           Death Benefits.............................................................................................7
           Flexible Premium Payments..................................................................................7
           Minimum Premium Benefit....................................................................................7
           Benefits of the Policy Fund................................................................................7
           Tax Benefits...............................................................................................8
           Additional Benefits........................................................................................8
           Your Right to Examine This Policy..........................................................................9
      POLICY RISKS....................................................................................................9
           Investment Risk............................................................................................9
           Surrender Charge Risk......................................................................................9
           Withdrawing Money..........................................................................................9
           Risk of Lapse..............................................................................................9
           Tax Risks..................................................................................................9
           Risk of Increases in Charges..............................................................................10
           Portfolio Risks...........................................................................................10
FEE TABLE............................................................................................................10
SUMMARY OF VARIABLE EXECUTIVE UNIVERSAL LIFE 2.......................................................................15
      DEATH BENEFIT OPTIONS..........................................................................................15
      FLEXIBLE PREMIUM PAYMENTS......................................................................................15
      INVESTMENT CHOICES.............................................................................................16
      YOUR POLICY FUND...............................................................................................16
           Transfers.................................................................................................16
           Policy Loans..............................................................................................16
           Withdrawing Money.........................................................................................17
           Surrendering Your Policy..................................................................................17
      DEDUCTIONS AND CHARGES.........................................................................................17
           Deductions From Your Premiums.............................................................................17
           Deductions From Your Policy Fund..........................................................................17
           Surrender Charge..........................................................................................18
      ADDITIONAL INFORMATION ABOUT THE POLICIES......................................................................18
           Your Policy Can Lapse.....................................................................................18
           Correspondence and Inquiries..............................................................................19
           State Variations..........................................................................................20
           Tax-Free "Section 1035" Exchanges.........................................................................20
DETAILED INFORMATION ABOUT VARIABLE EXECUTIVE UNIVERSAL LIFE 2.......................................................20
      INSURANCE FEATURES.............................................................................................20
           How the Policies Differ From Whole Life Insurance.........................................................20
           Application for Insurance.................................................................................21
           Death Benefit.............................................................................................21
           Notice and Proof of Death.................................................................................22
           Payment of Death Benefits.................................................................................22
           Maturity Benefit..........................................................................................22
           Changes In Variable Executive Universal Life 2............................................................22
           Changing The Face Amount of Insurance.....................................................................23
           Changing Your Death Benefit Option........................................................................23
           When Policy Changes Go Into Effect........................................................................24
           Flexible Premium Payments.................................................................................24
           Allocation of Premiums....................................................................................26
           Additional Benefits.......................................................................................26
      SEPARATE ACCOUNT INVESTMENT CHOICES............................................................................30
           Our Separate Account And Its Investment Divisions.........................................................30
           The Funds.................................................................................................31
           Investment Policies Of The Portfolios.....................................................................31
           Effects of Market Timing..................................................................................36
           Charges In The Funds......................................................................................36
      USING YOUR POLICY FUND.........................................................................................37
           The Policy Fund...........................................................................................37
           Amounts In Our Separate Account...........................................................................37
           How We Determine The Accumulation Unit Value..............................................................38
           Policy Fund Transactions..................................................................................38
           Transfers Of Policy Fund..................................................................................38
           Transfer Limitations......................................................................................39
           Dollar Cost Averaging.....................................................................................41
           Portfolio Rebalancing.....................................................................................42
           Policy Loans..............................................................................................43
           Withdrawing Money From Your Policy Fund...................................................................44
           Surrendering Your Policy..................................................................................45
      THE GENERAL ACCOUNT............................................................................................46
      DEDUCTIONS AND CHARGES.........................................................................................46
           Deductions From Your Premiums.............................................................................46
           Charges Against The Separate Account......................................................................47
           Monthly Deductions From Your Policy Fund..................................................................47
           Transaction Charges.......................................................................................49
           How Policy Fund Charges Are Allocated.....................................................................49
           Loan Charge...............................................................................................49
           Surrender Charge..........................................................................................50
           Portfolio Expenses........................................................................................51
TAX EFFECTS..........................................................................................................51
      INTRODUCTION...................................................................................................51
      TAX STAUS OF THE POLICY........................................................................................52
      TAX TREATMENT OF POLICY BENEFITS...............................................................................52
           In General................................................................................................52
           Modified Endowment Contracts (MEC)........................................................................52
           Distributions Other Than Death Benefits from Modified Endowment Contracts.................................53
           Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts...........53
           Investment in the Policy..................................................................................54
           Policy Loans..............................................................................................54
           Treatment of the Benefit Extension Rider..................................................................54
           Withholding...............................................................................................54
           Multiple Policies.........................................................................................55
           Continuation of Policy Beyond Age 100.....................................................................55
           Section 1035 Exchanges....................................................................................55
           Living Needs Rider........................................................................................55
           Business Uses of Policy...................................................................................55
           Split-Dollar Arrangements.................................................................................56
           Alternative Minimum Tax...................................................................................56
           Estate, Gift and Generation-Skipping Transfer Tax Considerations..........................................56
           Economic Growth and Tax Relief Reconciliation Act of 2001.................................................57
           Possible Tax Law Changes..................................................................................57
           Our Income Taxes..........................................................................................57
ADDITIONAL INFORMATION ABOUT THE POLICIES............................................................................58
      YOUR RIGHT TO EXAMINE THIS POLICY..............................................................................58
      YOUR POLICY CAN LAPSE..........................................................................................58
      POLICY PERIODS AND ANNIVERSARIES...............................................................................59
      MATURITY DATE..................................................................................................59
      YOU MAY REINSTATE YOUR POLICY..................................................................................59
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT......................................................................60
      CHANGING THE SEPARATE ACCOUNT..................................................................................60
      LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY....................................................................61
      YOUR PAYMENT OPTIONS...........................................................................................61
           Lump Sum Payments.........................................................................................61
           Optional Payment Methods..................................................................................62
      YOUR BENEFICIARY...............................................................................................63
      Assigning YOUR POLICY..........................................................................................63
      WHEN WE PAY PROCEEDS FORM THIS POLICY..........................................................................63
      CHANGE OF ADDRESS NOTIFICATION.................................................................................64
      YOUR VOTING RIGHTS AS AN OWNER.................................................................................64
      DISTRIBUTION OF THE POLICIES...................................................................................65
      LEGAL PROCEEDINGS..............................................................................................66
      FINANCIAL STATEMENTS...........................................................................................66
DEFINITIONS..........................................................................................................67
APPENDIX A...........................................................................................................69


                         POLICY BENEFITS / RISKS SUMMARY

In this prospectus "We", "Our", "Us", "Midland National", and "Company" mean Midland National Life Insurance Company. "You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured Person", because the Insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy. In this prospectus, these words and phrases are generally in bold-face type.

The summary describes the policy's risks and benefits. The detailed information appearing later in this prospectus further explains the following Policy Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is inforce and that there is no outstanding policy loan.

POLICY BENEFITS

Death Benefits
Variable Executive Universal Life 2 provides life insurance on the Insured person. If the policy is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

      o Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a "level" death benefit.
      o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 21.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within certain limits.

The minimum face amount is $150,000.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial minimum premium at issue, which is at least equal to one month's minimum premium. The minimum premium is based on the policy's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 24.


Minimum Premium Benefit

During the minimum premium period (including the period of time provided by an inforce No Lapse Guarantee Option), Your policy will remain inforce as long as You meet the applicable minimum premium requirements (including the period of time provided by an inforce No Lapse Guarantee Option). See "Premium Provisions During The Minimum Premium Period" on page 25.


Benefits of the Policy Fund

      o Withdrawing Money from Your Policy Fund. You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. See "Withdrawing Money From Your Policy Fund" on page 44. The maximum partial withdrawal You can make is 50% of Your net cash surrender value (that is Your policy fund minus any surrender charge minus Your policy debt) in any policy year. There may be tax consequences for making a partial withdrawal. See "TAX EFFECTS" on page 51.
      o Surrendering Your Policy. You can surrender Your policy for cash and then We will pay You the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge and minus any policy debt. There may be tax consequences for surrendering Your policy. See "Surrendering Your Policy" on page 45. See "TAX EFFECTS" on page 51.
      o Policy Loans. You may borrow up to 92% of Your net cash surrender value (the policy fund less the surrender charge minus any policy debt). Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. See "Policy Loans" on page 43. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 51.
      o Transfers of Policy Fund. You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. There are additional limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 38.
      o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 41.
      o Portfolio Rebalancing. The Portfolio Rebalancing Option allows policy owners, who are not participating in a DCA program, to have Us automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. At each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 42.


Tax Benefits
We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit. In addition, transfers of policy fund (among investment divisions and between the General Account and the various investment divisions) are not taxable transactions.


See "Tax Risks" on page 9 and "TAX EFFECTS" on page 51. You should consult with and rely upon a qualified tax advisor for assistance in all policy related tax matters.


Additional Benefits
Your policy may have one or more supplemental benefits that are options or attached by rider to the policy. Each benefit is subject to its own requirements as to eligibility and additional cost.

The additional benefits that may be available to You are:


   o  Waiver of Charges Rider                o   Family Life Insurance Rider*
   o  Flexible Disability Benefit Rider      o   Additional Insured Rider
   o  Accidental Death Benefit Rider         o   Living Needs Rider
   o  Children's Insurance Rider*            o   Extended Maturity Option
   o  Guaranteed Insurability Rider          o   Benefit Extension Rider
                                             o   Children's Insurance Rider 2

     *No longer available for issue on new or inforce contracts


Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Policy

For a limited period of time, as specified in Your policy, You have a right to examine and cancel the policy for any reason. See "YOUR RIGHT TO EXAMINE THIS POLICY" on page 58.


POLICY RISKS

Investment Risk
Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. During times of declining investment performance, the deduction of charges based on the net amount at risk could accelerate and further reduce Your policy fund in the investment divisions and the General Account. If You allocate net premium to the General Account, then We credit Your policy fund in the General Account with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although, it will never be lower than a guaranteed minimum annual effective rate of 3.5%. No one insures or guarantees any of the policy value in the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it inforce for a substantial period of time. You should not purchase the policy if You intend to surrender all or part of the policy value in the near future.

This policy is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period, We will deduct a surrender charge. The surrender charge period lasts for the first 10 policy years after the date of issue or increase in face amount. It is possible that You will receive no net cash surrender value if You surrender Your policy, especially in the first few policy years. See "Surrender Charge" on page 18 Taxes and a tax penalty may apply. See "TAX EFFECTS" on page 51.


Withdrawing Money

If You make a partial withdrawal, We will deduct a withdrawal charge if You make more than one withdrawal in any given policy year. The maximum partial withdrawal You can make in any policy year is 50% of the net cash surrender value. Taxes and a tax penalty may apply. See "TAX EFFECTS" on page 51.


Risk of Lapse
Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly deductions.


      o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the minimum premium period by paying premiums equal to those required to meet the accumulated minimum premium requirements described in "Premium Provisions During The Minimum Premium Period" on page 25. Nevertheless, the policy can lapse (1) during the minimum premium period if You do not meet the minimum premium requirements and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "YOUR POLICY CAN LAPSE" on page 58. Taxes and a tax penalty may apply.
      o Policy Loans. Your loan may affect whether Your policy remains inforce. If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy's net cash surrender value, then the policy's lapse provision may apply. Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken. For more details see "Policy Loans" on page 54. Taxes and a tax penalty may apply.

      o Surrender Charge Period. If You allow Your policy to lapse during the surrender charge period, We will deduct a surrender charge.

Tax Risks
In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under the policy.

Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract under federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse. The aim of this strategy is to continue borrowing from the policy until its policy fund is just enough to pay off the policy loans that have been taken out and then relying on the Benefit Extension Rider to keep the policy in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the Benefit Extension Rider is lower than the policy's original death benefit, then the policy might become a MEC which could result in a significant tax liability attributable to the balance of any policy debt. Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy. In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the policy as a source of tax-free income by taking out policy loans should, before purchasing the policy, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.


See "TAX EFFECTS" on page 51. You should consult a qualified tax advisor for assistance in all policy-related tax matters.


Risk of Increases in Charges

Certain fees and charges assessed against the policy are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum level. If fees and charges are increased, the risk that the policy will lapse increases and You may have to increase the premiums to keep the policy inforce.

Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

                                                       FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy.  The first table describes the fees and expenses that You will pay at the time You make premium payments, take cash withdrawals, surrender the policy, exercise certain riders or transfer policy funds between investment divisions.

---------------------------------------------------------------------------------------------------------------------------------
                                                        Transaction Fees
---------------------------------------------------------------------------------------------------------------------------------
Charge                                When Charge Is Deducted       Amount Deductedi
                                                                    -------------------------------------------------------------
                                                                    Maximum Guaranteed            Current Charge
                                                                    Charge
---------------------------------------------------------------------------------------------------------------------------------
Premium Charge                        Upon receipt of a premium     5.0% of each premium          5.0% of each premium
                                      payment.                      payment in all policy years.  payment received in policy
                                                                                                  years 1 through 15; zero
                                                                                                  thereafter.
---------------------------------------------------------------------------------------------------------------------------------
Civil Service Allotment Service       Upon receipt of a premium     $0.46 from each bi-weekly     $0.46 from each bi-weekly
Charge                                payment where Civil Service   premium payment.              premium payment.
                                      Allotment is chosen.
---------------------------------------------------------------------------------------------------------------------------------
Surrender chargeii                    At the time of surrender or   $8.00 up to $52.50 in the     $8.00 up to $52.50 in the
(Deferred Sales Charge)               lapse that occurs (a) during  first policy year per $1,000  first policy year per $1,000
                                      the first 10 policy years, or of face amountiii             of face amount.iii
Minimum and Maximum                   (b) during the first 10
                                      policy years following any
                                      increase in face amount.

Charge for a male Insured issue age   At the time of surrender,     $22.00 per $1,000 of face     $22.00 per $1,000 of face
40 in the nonsmoker premium class     lapse that occurs (a) during  amount.                       amount.
in the first policy year              the first 10 policy years, or
                                      (b) during the first 10
                                      policy years following any
                                      increase in face amount.
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Partial Withdrawal Charge             Upon partial withdrawal.      Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                    amount withdrawn on any       amount withdrawn on any
                                                                    withdrawal after the first    withdrawal after the first
                                                                    one in any policy year.       one in any policy year.
---------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                         Upon transfer of any money    $25 on each transfer after    $0 on all transfers.
                                      from the investment           the 12th transfer in any one
                                      divisions or the General      policy year.
                                      Account.
---------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges
---------------------------------------------------------------------------------------------------------------------------------
Living Needs Rider                    At the time a benefit is paid            $500.00                      $200.00iv
                                      out.
---------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

---------------------------------------------------------------------------------------------------------------------------------
                       Periodic Fees Related to Owning the Policy Other than portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------
Charge                                When Charge Is Deducted                             Amount Deductedi
                                                                    -------------------------------------------------------------
                                                                    Maximum Guaranteed       Current Charge
                                                                    Charge
---------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Deductionv          On the policy date and on     $0.06 up to $83.33 per   $0.05 up to $27.94 per $1,000 of
                                      every monthly anniversary.    $1,000 of net amount at  net amount at risk per month.
Minimum and Maximum                                                 riskvi  per month.

Charges for a male Insured issue      On the policy date and on     $0.20 per $1,000 of net  $0.13 per $1,000 of net amount at
age 40 in the nonsmoker premium class every monthly anniversary.    amount at risk per       risk per month.
in the first policy year.                                           month.
---------------------------------------------------------------------------------------------------------------------------------
Expense Charge                        On the policy date and on     $6 per month in all      $6 per month in all policy years.
                                      every monthly anniversary.    policy years.
---------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk            On each day the policy        Annual rate of 0.90% of  Annual rate of 0.90% of the policy
Charge                                remains inforce.              the policy Separate      Separate Account assets in
                                                                    Account assets in all    policy years 1 - 10 and 0.25%
                                                                    policy years.            thereafter.
---------------------------------------------------------------------------------------------------------------------------------
Loan Interest Spreadvii               On policy anniversary or      4.50% (annually) in      2.00% (annually) in policy years
                                      earlier, as applicable.viii   policy years 1-10; in    1-10; in policy years thereafter,
                                                                    policy years thereafter, it is 0.00% (annually) on loans of
                                                                    it is 0.00% (annually)   earnings and 2.00% on
                                                                    on loans of earnings     everything else. vii
                                                                    and 4.50% on
                                                                    everything else. vii

---------------------------------------------------------------------------------------------------------------------------------
Optional Rider Chargesix
---------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider        On rider policy date and      $0.03 up to $0.09 per    $0.03 up to $0.09 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of accidental death
Minimum and Maximum                   thereafter.                   accidental death         benefit selected.
                                                                    benefit selected.

Charge for a male Insured attained    On rider policy date and      $0.08 per month per      $0.08 per month per $1,000 of
age 40 in the nonsmoker premium       each monthly anniversary      $1,000 of accidental     accidental death benefit.
class in the first policy year        thereafter.                   death benefit.
following the rider policy date
---------------------------------------------------------------------------------------------------------------------------------
Additional Insured Rider              On rider policy date and      $0.06 up to $83.33 per   $0.05 up to $27.94 per $1,000 per
                                      each monthly anniversary      month per $1,000 of      month of Additional Insured Rider
Minimum and Maximum                   thereafter.                   Additional Insured Rider death benefit selected.
                                                                    death benefit selected.

Charge for a female Insured           On rider policy date and      $0.18 per month per      $0.10 per month per $1,000 of
attained age 40 in the nonsmoker      each monthly anniversary      $1,000 of Additional     Additional Insured Rider death
premium class in the first policy     thereafter.                   Insured Rider death      benefit.
year following the rider policy date.                               benefit.
---------------------------------------------------------------------------------------------------------------------------------
Children's Insurance Rider            On rider policy date and      $0.52 per month per      $0.52 per month per $1,000 of
                                      each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.
                                      thereafter.                   Insurance benefit. x
---------------------------------------------------------------------------------------------------------------------------------

Children's Insurance Rider 2          On rider policy date and      $0.50 per month per      $0.50 per month per $1,000 of
                                      each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.
                                      thereafter.                   Insurance benefit. xi

---------------------------------------------------------------------------------------------------------------------------------
Family Insurance Rider                On rider policy date and      $1.72 per month per      $1.72 per month per unit of
                                      each monthly anniversary      unit of Family Insurance Family Insurance Rider.

                                      thereafter.                   Rider.xii


---------------------------------------------------------------------------------------------------------------------------------
Flexible Disability Benefit Rider     On rider policy date and      $0.27 up to $0.80 per    $0.27 up to $0.80 per month per
                                      each monthly anniversary      month per $10 of         $10 of monthly benefit.
Minimum and Maximum                   thereafter until the policy   monthly benefit.
                                      anniversary on which the
                                      Insured reaches attained
                                      age 60.

Charge for a male Insured issue age   On rider policy date and      $0.50 per month per      $0.50 per month per $10 of
40 in the nonsmoker premium class.    each monthly anniversary      $10 of monthly benefit.  monthly benefit.
                                      thereafter until the policy
                                      anniversary on which the
                                      Insured reaches attained
                                      age 60.
---------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability Rider         On rider policy date and      $0.05 up to $0.17 per    $0.05 up to $0.17 per $1,000 of
                                      each monthly anniversary      month per $1,000 of      Guaranteed Insurability benefit
Minimum and Maximum                   thereafter.                   Guaranteed Insurability  elected.
                                                                    benefit elected.

Charge for a male Insured issue age   On rider policy date and      $0.13 per month per      $0.13 per month per $1,000 of
30 in the nonsmoker premium class     each monthly anniversary      $1,000 of Guaranteed     Guaranteed Insurability benefit
                                      thereafter.                   Insurability benefit     elected.
                                                                    elected.
---------------------------------------------------------------------------------------------------------------------------------
Waiver of Charges Rider               On rider policy date and      $0.01 up to $0.12 per    $0.01 up to $0.12 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of face amount.
Minimum and Maximum                   thereafter.                   face amount.

Charge for a male Insured issue age   On rider policy date and      $0.02 per month per      $0.02 per month per $1,000 of
40 in the nonsmoker premium class     each monthly anniversary      $1,000 of face amount.   face amount.
in the first policy year              thereafter.
---------------------------------------------------------------------------------------------------------------------------------

i Some of these charges are rounded off in accordance with regulations of the U.S. Securities and Exchange Commission. Actual charges may be somewhat higher or lower.
iiThe surrender charge varies based upon the sex, issue age, and rating class of the Insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the surrender charge applicable to Your policy. For more detailed information concerning Your surrender charges, please contact Our Executive Office.
iii These charges decrease gradually in policy years 2 through 10 to $0.00 for policy years 11 and thereafter. An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the attained age and rating class at the time the face amount increase becomes effective.
iv Currently, We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this fee v The cost of insurance rate varies based upon the sex, attained age, and rating class of the Insured person at the time of the charge. The cost of insurance deductions shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the cost of insurance deduction applicable to Your policy. For more detailed information concerning Your cost of insurance deductions, please contact Our Executive Office.
vi As of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).
viiThe Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.50% annually).
viii While a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured's death. The "earnings" are equal to the policy fund less the premiums paid.
ixCharges for these riders may vary based on the policy duration, Insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your policy's specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

xRegardless of the number of children or their age, up to age 21.
xiRegardless of the number of children or their age, up through age 18.
xii Regardless of the number of children or their age, up to age 21, or the age of the spouse. A unit of coverage provides for a decreasing term insurance benefit for the spouse that is shown in the rider form You receive with Your policy as well as $1,000 of term insurance for each of the Insured's children.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2006. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

------------------------------------------------------------------------ --------------------- ----- --------------------
                                                                         Lowest                      Highest
------------------------------------------------------------------------ --------------------- ----- --------------------

Total Annual Portfolio Operating Expenses 1 (total of all expenses              0.10%                       1.65%

that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)
------------------------------------------------------------------------ --------------------- ----- --------------------
Net Annual Portfolio Operating Expenses After Contractual                       0.10%                       1.36%
Waivers and Reimbursements 2 (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other expenses)
------------------------------------------------------------------------ --------------------- ----- --------------------

1 The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers. Midland National has not independently verified such information. The expenses reflect those incurred as of December 31, 2006. Current or future expenses may be greater or less than those shown.
2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International portfolio that requires a portfolio investment advisor to reimburse or waive certain portfolio expenses through the fiscal year ending December 31, 2007.


These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio may be found in the portfolio Company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                                Fax: 605-335-3621


For information concerning compensation paid for the sale of the policies, see "DISTRIBUTION OF THE POLICIES" on page 65.


                 SUMMARY OF VARIABLE EXECUTIVE UNIVERSAL LIFE 2

DEATH BENEFIT OPTIONS

Variable Executive Universal Life 2 provides life insurance on the Insured person. If the policy is inforce, We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

      o Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a "level" death benefit.
      o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 21. We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.


      o     The minimum face amount is $150,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We are not required to accept any premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.


You may choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the minimum premium period by paying premiums equal to those required to meet the accumulated minimum premium requirements described in "Premium Provisions During The Minimum Premium Period" on page 25.


INVESTMENT CHOICES

You may allocate Your policy fund to up to ten of the forty-one available investment divisions.


You bear the complete investment risk for all amounts allocated to any of these investment divisions. For more information, see "The Funds" on page 31. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 46.


YOUR POLICY FUND


Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge, any per premium expenses, and the first monthly deduction as described in the "Deductions From Your Premiums" section on page 17 and "Monthly Deductions From Your Policy Fund" on page 47. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

      o     the amount and frequency of premium payments,

      o deductions for the cost of insurance, additional benefits and other charges,
      o     the investment performance of Your chosen investment divisions,
      o     interest earned on amounts allocated to the General Account,
      o     impact of loans, and
      o     impact of partial withdrawals.

There is no guaranteed policy fund for amounts allocated to the investment divisions. See "The Policy Fund" on page 37.


Transfers

You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 38. Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.


Policy Loans

You may borrow up to 92% of Your net cash surrender value (the policy fund less the surrender charge minus any policy debt). Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annual adjusted rate. See "Policy Loans" on page 43. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "See "TAX EFFECTS" on page 51..


Withdrawing Money

You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in any policy year is 50% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25 for each subsequent withdrawal). See "Withdrawing Money From Your Policy Fund" on page
44. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 51. Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Surrendering Your Policy

You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge will be deducted if You surrender Your policy or allow it to lapse during the surrender charge period. It is possible that You will receive no net cash surrender value if You surrender Your policy, especially in the first few policy years. Taxes and a tax penalty may apply. See "Surrendering Your Policy" on page 45.


Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

For most policies We deduct a 5.00% premium charge from each premium payment. We currently intend to eliminate this charge after the 15th policy year. (This elimination is not guaranteed) This charge partially reimburses Us for the selling and distribution costs of this policy and for premium taxes We pay. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cent) service charge from each premium payment. See "Deductions From Your Premiums" on page 46.


Deductions From Your Policy Fund
Certain amounts are deducted from Your policy fund each month. These are:

      o     an expense charge of $6.00
      o a cost of insurance deduction. The amount of this charge is based on the Insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and
      o     charges for additional benefits.

In addition, We deduct fees when You make:

      o a partial withdrawal of net cash surrender value more than once in a policy year or

      o more than twelve transfers a year between investment divisions. (We currently waive this charge). See "Monthly Deductions From Your Policy Fund" on page 47.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. We currently intend to reduce this charge to 0.25% after the 10th policy year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the first 10 policy years. If You keep this policy inforce for longer than 10 policy years, then You will not incur a surrender charge on the original face amount of insurance. As explained in the section entitled "Surrender Charge" on page 50, a face amount increase will result in a new 10 year surrender charge period on the amount of the increase.


The surrender charge varies by the issue age, sex and class of the Insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 the surrender charge period (this period is 10 policy years after date of issue or an increase in face amount). For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $19.00 per $1,000 of face amount, but a male issue age 65 and a class of preferred nonsmoker will have a first year surrender charge of $50.00 per $1,000 of face amount. The maximum first year surrender charge for all issue ages, sexes and classes is $52.50 per $1,000 of face amount. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older.


The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1000. If You change Your face amount of insurance after Your policy is issued, the face amount used in the surrender charge calculation is the highest face amount which exists during the time from the issue to the time of surrender of Your policy. See "Surrender Charge" on page 18 for examples of the per $1,000 charge for various issue ages, sexes and classes.


ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse

Your policy remains inforce if the net cash surrender value can pay the monthly deductions. In addition, during the minimum premium period (including the period of time provided by an in-force no lapse guarantee option), Your policy will remain inforce as long as You meet the applicable minimum premium requirements (including the period of time provided by an in-force no lapse guarantee option). However, the policy can lapse (1) during the minimum premium period if You do not meet the minimum premium requirement and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "YOUR POLICY CAN LAPSE" on page 58.


Correspondence and Inquiries
You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in face amount, regarding Your policy. Our Executive Office is located at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                 (800) 272-1642


You may send correspondence and transaction requests to Us at Our Executive Office. If You are submitting an administrative request, please fax it to (605) 335-3621. Any administrative requests sent to another number or address may not be considered received in Our Executive Office and will not receive that day's price. Some examples of administrative requests would be:


     o   Partial withdrawals
     o   Ownership changes
     o   Beneficiary changes
     o   Collateral Assignments
     o   Address changes
     o   Loan/Surrender Requests
     o   Request for general policy information.


If You are submitting a transaction request, please fax it to (605) 373-8557. Any transaction requests sent to another number or address may not be considered received in Our Executive Office and will not receive that day's price. Some examples of transaction requests would be:


     o   Transfers among funds
     o   Fund or General Account additions/deletions
     o   Premium allocation changes
     o   Monthly deduction changes

     o   Dollar Cost Averaging set-up
     o   Portfolio rebalancing set-up


The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone transactions. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the Insured person, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear those risks.

State Variations
Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise). You should consult with and rely upon a tax advisor if You are considering a policy exchange. See "TAX EFFECTS" on page 51.


         DETAILED INFORMATION ABOUT VARIABLE EXECUTIVE UNIVERSAL LIFE 2

INSURANCE FEATURES

This prospectus describes Our Variable Executive Universal Life 2 policy. There may be contractual variances because of requirements of the state when Your policy is delivered.

How the Policies Differ From Whole Life Insurance
Variable Executive Universal Life 2 provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. Variable Executive Universal Life 2 differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Variable Executive Universal Life 2 has two types of death benefit options. You may switch back and forth between these options. Variable Executive Universal Life 2 also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.


Variable Executive Universal Life 2 is "variable" life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.


Application for Insurance
To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact Our Executive Office.

Death Benefit
As long as Your policy remains inforce, We will pay the death benefit to the beneficiary when the Insured person dies (outstanding indebtedness will be deducted from the proceeds).

As the owner, You may choose between two death benefit options:

      o Option 1 provides a benefit that equals the face amount of the policy. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.
      o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the Insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your policy fund. The percentage declines as the Insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the Insured dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the Insured person's death. A table of corridor percentages and some examples of how they work, are in the statement of additional information which is available free upon request (see back cover).


Under either option, the length of time Your policy remains inforce depends on the net cash surrender value of Your policy and whether You meet the minimum premium period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the minimum premium period (including any period of time provided by an in-force no lapse guarantee option), Your policy remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum including any period of time provided by an in-force no lapse guarantee option), for all of the policy months since the policy was issued.


The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains inforce.

The minimum initial face amount is $150,000.

Notice and Proof of Death
We require satisfactory proof of the Insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits
In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit

If the Insured person is still living on the maturity date, We will pay You the policy fund minus any outstanding loans. The policy will then end. The maturity date is the policy anniversary after the Insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "MATURITY DATE" on page 59. See "TAX EFFECTS" on page 51.


Changes In Variable Executive Universal Life 2
Variable Executive Universal Life 2 gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the policy fund decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance
You may change the face amount of Your policy by submitting a fully completed policy change application to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions:

For increases:

      o     Increases in the face amount must be at least $25,000.
      o To increase the face amount, You must provide a fully completed policy change application and satisfactory evidence of insurability. If the Insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We reserve the right to change this procedure in the future).
      o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.
      o The right to examine this policy does not apply to face amount increases. (It only applies when You first purchase the policy).
      o     There will be an increase in the minimum premium requirements.
      o     A new surrender charge period will apply to the face amount increase

For decreases:

      o     The surrender charge remains unchanged at the time of decrease.
      o     You cannot reduce the face amount below the minimum issue amounts as noted on the schedule of policy benefits page of Your policy.
      o     The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the Insured's age at the time of the change.
      o If You request a face amount decrease after You have already increased for the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard cost of insurance deductions, then We will first decrease the face amount that is at substandard higher cost of insurance deductions. We reserve the right to change this procedure.
      o There will be no decrease in the minimum premium period premium requirement.

Changing the face amount may have tax consequences. See "TAX EFFECTS" on page
51.


Changing Your Death Benefit Option
You may change Your death benefit option from option 1 to option 2 by submitting a fully completed policy change application to Our Executive Office. We require satisfactory evidence of insurability to make this change. If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and net amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum issue amounts, as noted on the schedule of policy benefits page of Your policy.

You may change Your death benefit option from option 2 to option 1 by sending a written request to Our Executive Office. If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect
Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You in writing if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.


Policy changes may have negative tax consequences. See "TAX EFFECTS" on page 51. You should consult a tax advisor before making any change.


Flexible Premium Payments
You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your schedule of policy information page will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium. The planned premiums may not be enough to keep Your policy inforce.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

      1)    the age, sex and premium class of the Insured,
      2)    the initial face amount of the policy, and
      3)    any additional benefits selected.

All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under Midland National's current Company practice, amounts made by a pre-authorized check can be as low as $30.


Payment of the planned premiums does not guarantee that Your policy will stay inforce. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. If Your policy contains the Automatic Benefit Increase Provision Rider, this includes increases resulting from this rider. Generally, if Your policy was issued after May 1, 1998 and prior to July 14, 2004, You will have this rider. (For more information on the Automatic Benefit Increase Provision see "APPENDIX A" on page 69 for details on how and when the increases are applied.)


If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium Period
During the minimum premium period, You can keep Your policy inforce by meeting a minimum premium requirement. The minimum premium period lasts until the 5th policy anniversary. A monthly minimum premium is shown on Your policy information page. (This is not the same as the planned premium). The minimum premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and withdrawals, equal to or greater than the sum of the monthly premiums required on each monthly anniversary. The minimum premium increases when the face amount increases.

During the minimum premium period, Your policy will enter a grace period and lapse if:

      o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and
      o the premiums You have paid, less Your loans and withdrawals, are less than the total monthly minimum premiums required to that date.

Remember that the net cash surrender value is the policy fund minus the surrender charge and minus any outstanding policy debt.

This policy lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The Minimum Premium Period. After the minimum premium period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy inforce.

Allocation of Premiums
Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive it Your premium payment at Our Executive Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time)) or the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends Your instructions will dictate how We allocate the net premium.


The net premium is the premium minus a premium charge and a service charge which is deducted only if You are on a Civil Service Allotment premium mode (the first monthly deduction is also taken from the initial premium). Each net premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. You may also change Your allocation instructions by calling Us at (800) 272-1642 or faxing Us at 605-373-8557. Changing Your allocation instructions will not change the way Your existing policy fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 46.


Additional Benefits
You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. There is generally an extra charge for these benefits. The following briefly summarizes the additional benefits that are currently available:


(1) Waiver of Charges Rider: This benefit can be selected at the time of application or added to an inforce policy with proof of insurability. With this benefit, We waive monthly deductions from the policy fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the Insured person's 60th birthday, then We will waive monthly deductions for as long as the disability continues.


(2) Flexible Disability Benefit Rider: This benefit must be selected at the time of application. With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your policy information page). The benefit is payable when the Insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the Insured person's 60th birthday. The benefit will continue for as long as the disability lasts or until the Insured person reaches age 65, whichever is earlier. If the amount of the benefit paid into the policy fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the Insured.

(3) Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce policy. We will pay an additional benefit if the Insured person dies from a physical injury that results from an accident, provided the Insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.


(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the Insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 18 years. They are covered until the Insured person reaches age 65 or the child reaches age 25, whichever is earlier. The Children's Insurance Rider is no longer available for issue on new or inforce policies.

(5) Family Insurance Rider: This benefit provides term life insurance on the Insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the Insured's spouse. The Family Insurance Rider is no longer available for issue on new or inforce policies.


(6) Additional Insurance Rider: This rider can be selected at the time of application or added to an inforce policy. You may provide term insurance for another person, such as the Insured person's spouse, under Your policy. A separate charge will be deducted for each additional Insured.

(7) Guaranteed Insurability Rider: This rider must be selected at the time of application. This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the Insured person is expected to die within 12 months (or longer period if required by state law).

Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the Insured person under the policy (except in certain business contexts. You should consult a tax advisor if such an exception should apply). The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

There is no charge for this benefit prior to the time of a payment. This amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.

On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

     a)   the death benefit of the policy and of each eligible rider
     b)   the face amount
     c)   any policy fund
     d)   any outstanding loan

When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund.

You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the Insured person provided by any eligible riders). Currently, We have a maximum advanced sum of $250,000 and a minimum advanced sum of $5,000.

(9) Extended Maturity Option: The ability to request an extension of the maturity date is part of Your policy. This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the Insured is alive on the maturity date and this policy is still inforce and not in the grace period, this option may be elected. Generally, in order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market investment division and the death benefit option must be elected as option 1, unless Your state requires otherwise. Once Your policy is extended beyond the maturity date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division.

Furthermore, We will not allow any of the following to occur:

     o  Increase in the face amount of insurance
     o  Changes in the death benefit options
     o  Premium payments

The Extended Maturity Option election may have tax consequences. Consult Your tax advisor before taking this election.

(10)Benefit Extension Rider: An Optional Benefit Extension Rider can prevent the policy from lapsing due to high amounts of policy debt, provided certain conditions are met, although the death benefit may be substantially reduced. There is no additional charge for this benefit.

You may elect this benefit while You meet the conditions listed below by sending Us written notice. When the benefit availability conditions listed below are satisfied and the policy debt is equal to or greater than 87% of the policy fund, We will send a written notice to Your last known address, at least once each policy year, that the benefit election is available to You. If You decide to elect this benefit at that time, You must send Us written notice within 30 days of the date We mail this notice.

This benefit is not available unless all of the following conditions are met.

      1.    The Policy has been in force for at least 15 policy years;
      2.    the Insured's policy age or attained age must be at least age 65;
      3.    You have made withdrawals of all Your premium; and
      4. policy debt does not exceed the benefit election amount as defined below.

 The benefit election amount is as follows:

      o 89% of the policy fund for policy ages or attained ages that are greater than or equal to age 65 but less than or equal to age 74;
      o 93% of the policy fund for policy ages or attained ages that are greater than or equal to age 75.

However, if You choose to take a loan or withdrawal that causes the policy debt to exceed the benefit election amount during the 30 days after the written notice has been sent, this benefit election will not be available.

The effective date of this benefit will be the monthly anniversary date that follows the date We receive Your written notice. The entire amount of Your policy fund must be allocated to the General Account on and after the effective date. If You have any portion of the policy fund in the Separate Account on the effective date, We will transfer it to Our General Account on that date. No transfer charge will apply to this transaction and it will not count toward the maximum number of transfers allowed in a policy year.

The benefit extension period begins as of the effective date of the rider and ends (and the rider terminates) on the earlier of:

     a)  the insured's death; or
     b)  surrender of the policy; or
     c)  the date any loans or withdrawals are taken.

During the benefit extension period:

      1. We guarantee Your policy will remain in force until the insured's death provided the policy is not terminated due to surrender, and You do not take loans or withdrawals after the effective date.
      2.    The excess policy debt provision in the policy will be suspended.
      3.    All monthly deductions will be taken from the General Account.
      4.    We will not allow any:
            (a)   premium payments; or
            (b)   transfers to the Separate Account; or
            (c)   face amount changes; or
            (d)   death benefit option changes.
      5. The death benefit option will be death benefit option 1, and the death benefit will be subject to the minimum death benefit provisions below.
      6. If the policy debt does not exceed the face amount as of the rider's effective date, the face amount will be decreased to equal the policy fund as of the effective date. We will send You an endorsement to reflect the new face amount.
      7. Any riders and supplemental benefits attached to the policy will terminate.

During the benefit extension period, the death benefit will be determined exclusively by death benefit option 1 and will be equal to the greatest of the following amounts for the then current policy year:

      a. 100% of the policy fund as of the date We receive due proof of the insured's death;
      b. The minimum amount of death benefit necessary for the policy to continue its qualification as a life insurance contract for federal tax purposes.
      c.    The face amount (the option 1 death benefit).

In some circumstances, electing the benefit can cause Your policy to become a modified endowment contract. You should consult with and rely on a tax advisor when making policy changes, taking loans or withdrawals to help You avoid situations that may result in Your policy becoming a modified endowment contract.

You may make loan repayments at anytime. Loan repayments will be allocated to the General Account. Interest charged on policy debt will continue to accrue during the benefit extension period. Making loan repayments does not terminate the rider.

This Rider will terminate upon the earliest of:

      1.    The date of the insured's death; or
      2.    The date You surrender the policy; or
      3. The date any loans or withdrawals are taken during the benefit extension period.

Anyone contemplating the purchase of the policy with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the policy to be converted into a fixed policy. You should consult with and rely on a tax advisor as to the tax risk associated with the Benefit Extension Rider. See "TAX EFFECTS" on page 51.

(11)Automatic Benefit Increase Provision Rider: Generally, only policies issued after May 1, 1998, and prior to July 15, 2004 contain this rider. The only exception to this would be if Your application was in the underwriting process prior to July 15, 2004. If this is the case, You may have an issue date later than July 15, 2004 and still have the Automatic Benefit Increase Provision. For more detailed information see "APPENDIX A" on page 69.

(12)Children's Insurance Rider 2: This rider can be selected at the time of application or added to an inforce policy. This benefit provides term life insurance on the lives of the Insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 18 years. They are covered until the Insured person reaches age 65 or the child reaches age 23, whichever is earlier.


SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. Midland National is obligated to pay all amounts guaranteed under the policy.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums to ten of the forty-one investment divisions currently available in Our Separate Account at any one time. After June 15th, 2007 You may allocate part or all of Your net premiums in up to ten of the fifty investment divisions available in Our Separate Account at any one time.


The Funds

Each of the portfolios available under the policy is a "series" of its investment company. Currently there are forty-one investment divisions, however after June 15th, 2007 there will be fifty investment divisions available.


The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.


The funds, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets and/or from "Rule 12b-1" fees deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between funds and portfolios, and generally are based on a percentage of the assets in the funds that are attributable to the Policies and other variable insurance products issued by Midland National. These percentages currently range up to 0.25% annually. Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, marketing, and administering the Policies, and, in its role as an intermediary, the funds. Midland National and its affiliates may profit from these payments.


Investment Policies Of The Portfolios
Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- -------------------------------------------------------------------
Portfolio                                                 Investment Objective
--------------------------------------------------------- -------------------------------------------------------------------
AIM Variable Insurance Funds
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund - Series I Shares        Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related
                                                          instruments of companies involved in the financial services sector.
--------------------------------------------------------- -------------------------------------------------------------------

AIM V.I. Global Health Care Fund - Series I Shares        Seeks capital growth.  The fund seeks to meet
                                                          its objectives by investing normally at least 80% of its assets in securities of health care industry companies.

--------------------------------------------------------- -------------------------------------------------------------------

AIM V.I. International Growth Fund - Series I Shares**    The fund's investment objective is to provide long-term growth of capital.

--------------------------------------------------------- -------------------------------------------------------------------
Alger American Fund
-----------------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                           Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
American Century Variable Portfolios, Inc.
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Balanced Fund                         Seeks capital growth and current income.  Invests approximately
                                                          60 percent of its assets in common stocks that management
                                                          considers to have better than average potential for appreciation and the rest in fixed income securities.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Capital Appreciation Fund             Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average
                                                          prospects for appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Income & Growth Fund                  Seeks dividend growth, current income and capital appreciation.
                                                          Seeks capital growth by investing in common stocks. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in common stocks.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP International Fund                    Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation. International investing involves special risks, including currency fluctuations and political instability.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Value Fund                            Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued at the time of purchase.
--------------------------------------------------------- -------------------------------------------------------------------
Fidelity(R) Variable Insurance Products
-----------------------------------------------------------------------------------------------------------------------------

VIP Asset ManagerSM Portfolio                             Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and
                                                          short-term instruments.

--------------------------------------------------------- -------------------------------------------------------------------

VIP Asset Manager: Growth(R) Portfolio                    Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

--------------------------------------------------------- -------------------------------------------------------------------
VIP Balanced Portfolio                                    Seeks income and capital growth consistent with reasonable risk.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Equity-Income Portfolio                               Seeks reasonable income. The fund will also consider the
                                                          potential for capital appreciation.  The fund's goal is to achieve a yield which exceeds the composite yield on the
                                                          securities comprising the Standard & Poor's 500sm Index of 500 stocks (S&P 500(R)).
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth & Income Portfolio                             Seeks high total return through a combination of current income and capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        Seeks to provide capital growth.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth Portfolio                                      Seeks to achieve capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP High Income Portfolio                                 Seeks a high level of current income, while also considering growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States represented by the S&P 500..
--------------------------------------------------------- -------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Mid Capital Portfolio                                 Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Money Market Portfolio*                               Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Overseas Portfolio                                    Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
Goldman Sachs Variable Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Growth and Income**                     Seeks long-term growth of capital and growth of income.

--------------------------------------------------------- -------------------------------------------------------------------
Goldman Sachs Structured Small Cap Equity Fund            Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Series Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------

Lord Abbett America's Value Portfolio**                   Seeks current income and capital appreciation.

--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                   Seeks long-term growth of capital and income without excessive fluctuation in market value.
--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett International Portfolio                       Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.
--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                       Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.
--------------------------------------------------------- -------------------------------------------------------------------
MFS Variable Insurance Trusts
-----------------------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                            Seeks capital appreciation. The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------
MFS VIT Investors Trust Series                            Seeks mainly to provide long-term growth of capital and
                                                          secondarily to provide reasonable current income.
--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT New Discovery Series                              Seeks capital appreciation.  The fund's objective may be
                                                          changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT Research Series                                   Seeks capital appreciation. The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT Total Return Series**                             Seeks total return.  The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT Utilities Series**                                Seeks total return.  The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------
Neuberger Berman
-----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency Portfolio                    Seeks growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO Variable Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT High Yield Portfolio                            Seeks maximum total return, consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
Premier VIT
-----------------------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Small Cap Portfolio                     The Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that the investment sub-adviser
                                                          (Oppenheimer Capital LLC) believes are undervalued in the
                                                          marketplace.
--------------------------------------------------------- -------------------------------------------------------------------

ProFunds VP

-----------------------------------------------------------------------------------------------------------------------------

ProFund VP Japan**                                        Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock
                                                          Average.

--------------------------------------------------------- -------------------------------------------------------------------

ProFund VP Oil & Gas**                                    Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil &
                                                          Gas Index.

--------------------------------------------------------- -------------------------------------------------------------------

ProFund VP Small-Cap Value**                              Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap
                                                          600/Citigroup Value Index.

--------------------------------------------------------- -------------------------------------------------------------------

ProFund VP Ultra Mid-Cap**                                Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P
                                                          MidCap 400 Index.

--------------------------------------------------------- -------------------------------------------------------------------
Van Eck Worldwide Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset" securities. Income is a secondary consideration.
                                                          Hard assets consist of precious metals, natural resources, real estate and commodities.

--------------------------------------------------------- -------------------------------------------------------------------
Van Eck Worldwide Real Estate Fund                        Seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate
                                                          industry.
--------------------------------------------------------- -------------------------------------------------------------------


*During extended periods of low interest rates, the yields of the money market investment division may become extremely low and possibly negative. **Available beginning June 15, 2007.

A I M Advisors, Inc. manages the AIM Variable Insurance Funds. Fred Alger Management, Inc. manages the Alger American Fund. American Century Investment Management, Inc. manages the American Century VP Portfolios. Fidelity Management & Research Company manages the VIP Portfolios. Goldman Sachs Asset Management, L.P. serves as an investment adviser to the Goldman Sachs Variable Insurance Trust Funds. Lord, Abbett & Co. manages the Lord Abbett Series Fund, Inc. MFS(R)Investment Management manages the MFS(R)Variable Insurance TrustSM. Neuberger Berman Management Inc. manages the AMT Portfolios. OpCap Advisors LLC serves as the advisor to Premier VIT. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust. ProFund Advisors, LLC manages the ProFunds VP. Van Eck Associates Corporation manages the Van Eck Worldwide Insurance Trust.


The fund portfolios available under these policies are not available for purchase directly by the general public. In addition, the fund portfolios are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.


The fund portfolios offered though the policy are selected by Midland National based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment advisor) will make payments to Us, and the amount of any such payments. We may use such payments for any corporate purpose, including payment of expenses that We incur in promoting, marketing, and administering the policies, and, in Our role as an intermediary, the funds. We may profit from these payments.


You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by You, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the fund portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy (the policy fund) resulting from the performance of the Portfolios you have chosen.

Midland National does not provide investment advice and does not recommend or endorse any particular fund or portfolio.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                                Fax: 605-335-3621

Effects of Market Timing
Frequent, large, programmed, or short-term transfers among the investment divisions or between the investment divisions and the General Account ("Harmful Trading) can cause risks with adverse effects for other policy owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.


The ProFunds portfolios are designed for, and affirmatively permit, frequent and short term trading. Therefore, they may be more susceptible to the4se harmful effects than other portfolios. These portfolios might not be appropriate for long-term investors.


In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that that the portfolios may suffer harm from frequent, programmed large, or short-term transfers among investment divisions of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Charges In The Funds
The funds charge for managing investments and providing services. Each portfolio's charges vary.


The Fidelity VIP portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity VIP Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity VIP portfolios are based on the Initial Class. See the Fidelity VIP portfolios' prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The funds, with the exception of Fidelity VIP, have annual management fees that are based on the monthly average of the net assets in each of the portfolios. The funds may also impose redemption fees, which We would deduct from Your policy fund. See each portfolio company's prospectus for details.


USING YOUR POLICY FUND

The Policy Fund

Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "DEDUCTIONS AND CHARGES" on page 46. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page
46. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

      o     the amount and frequency of premium payments,
      o deductions for the cost of insurance, additional benefits and other charges,
      o     the investment performance of Your chosen investment divisions,
      o     interest earned on amounts allocated to the General Account,
      o     impact of loans, and
      o     impact of partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your policy fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account
Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day if it is a business day, otherwise the next business day's value is used. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value
We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

      o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.
      o We add any dividends or capital gains distributions paid by the portfolio that day.
      o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

      o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an effective annual rate of 0.90%. We currently intend to reduce this charge to 0.25% after the 10th policy year. (This reduction is not guaranteed). (See "Mortality and Expense Risks" on page 47.)

      o We may also subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions
The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance deductions. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.

Transfers Of Policy Fund

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office at the address shown on the page one of this prospectus. You may also call-in Your requests to Our Executive Office toll-free at (800) 272-1642 or fax Your requests to Our Executive Office at 605-373-8557. Any requests sent to another number may not be considered received in Our Executive Office. Currently, You may make an unlimited number of free transfers of policy fund in each policy year subject to the "Transfer Limitations" below). However, We reserve the right to assess a $25 charge for each transfer after the 12th in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 49. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

      1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or
      2.    $25,000 (We reserve the right to decrease this to $1,000)

These limits do not apply to transfers made in a Dollar Cost Averaging program that extends over a time period of 12 or more months.

Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the minimum transfer amount.


Transfer Limitations
Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by policy owners. In particular, such transfers may dilute the value of the portfolios' shares, interfere with the efficient management of the portfolios' investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect Our policy owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the "market timing procedures"). Our market timing procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other policy owners or portfolio shareholders.

More specifically, currently Our market timing procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a policy within a five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS VIT New Discovery Series to Fidelity VIP Money Market Portfolio, followed by a transfer from Money Market back to New Discovery within five business days).


We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. When We identify a second trade within five days of the first, We will review those transfers (and other transfers in the same policy) to determine if, in Our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that policy's transfer privileges and We will not accept another transfer request for 14 business days. We will attempt to inform the policy owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 days. If We do not succeed in reaching the policy owner or registered representative by phone, We will send a letter by first class mail to the policy owner's address of record.

We apply Our market timing procedures to all of the investment divisions available under the policy, including those investment divisions that invest in portfolios that affirmatively permit frequent and short-term trading (such as the ProFunds portfolios). However, We offer other variable products that do not apply market-timing procedures with respect to those portfolios (that is, frequent or short-term trading is permitted). In addition, other insurance company's offer variable life insurance and annuity contracts that may permit short-term and frequent trading in those portfolios. Therefore, if You allocate premiums or your policy fund to investment divisions that invest in the ProFunds portfolios, You may indirectly bear the effects of marketing timing or other frequent trading. These portfolios might not be appropriate for long-term investors.

In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, We will take appropriate action to protect others. In particular, We may, and We reserve the right to, reverse a potentially harmful transfer. If so, We will inform the policy owner and/or registered representative. The policy owner will bear any investment loss involved in a reversal.

To the extent permitted by applicable law, We reserve the right to delay or reject a transfer request at any time that We are unable to purchase or redeem shares of any of the portfolios available through Separate Account C, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. If this occurs, We will attempt to contact You by telephone for further instructions. If We are unable to contact You within 5 business days after We have been advised that Your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment division. You should also be aware that We are contractually obligated to prohibit purchases and transfers by policy owners identified by a portfolio and to provide policy owner transaction data to the portfolios. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or transfers of their shares.


In Our sole discretion, We may revise Our market timing procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other policy owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change Our parameters to monitor for a different number of transfers with different time periods, and We may include other factors, such as the size of transfers made by policy owners within given periods of time, as well as the number of "round trip" transfers into and out of particular investment divisions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more policies that We believe are connected (for example, two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the dollar cost averaging program and portfolio rebalancing program in these limitations. We may vary Our market timing procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others. We may not always apply these detections methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for all policy owners that We believe might otherwise engage in trading activity that is harmful to others. For example, We might only accept transfers by original "wet" policy owner signature conveyed through the U.S. mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Policy owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the policy may also limit Our ability to restrict or deter harmful transfers. Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect other policy owners or portfolios' shareholders involves judgments that are inherently subjective. Accordingly, despite Our best efforts, We cannot guarantee that Our market timing procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in unit values to others. We apply Our market timing procedures consistently to all policy owners without special arrangement, waiver, or exception. We may vary Our market timing procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Dollar Cost Averaging
The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form and send it to Us at Our Executive Office, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:

      (a)   the DCA source account from which DCA transfers will be made,
      (b) that any money received with the form is to be placed into the DCA source account,
      (c) the total monthly amount to be transferred to the other investment divisions, and
      (d) how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.

DCA will last until the total monies allocated for DCA are exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing

The Portfolio Rebalancing Option allows policy owners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the Fidelity VIP Growth investment division, 40% in the Fidelity VIP High Income investment division and 30% in the Fidelity VIP Overseas investment division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You.


Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

We do not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in a policy year.

Policy Loans
Using only Your policy as security, You may borrow up to 92% of the net cash surrender value (the policy fund less the surrender charge and less any already outstanding loans). If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.


A loan taken from, or secured by, a policy may have federal income tax consequences. See "TAX EFFECTS" on page 51.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are Allocated" on page 49. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).


Interest Credited on Policy Loans: The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.


Policy Loan Interest Charged: After the 10th policy year, We guarantee that We will offer zero cost loans which will be available for the portion of the loan that is from earnings (the earnings are equal to the policy fund less the premiums paid). The annual interest rate charged on zero cost loans is guaranteed to be 3.5% (which is the same rate We guarantee to credit on preferred loans). A zero cost loan may have tax consequences. See "TAX EFFECTS" on page 51.


Currently, the annual interest rate We charge on standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year. Interest is due on each policy anniversary or, if earlier, on the date of loan repayment, surrender, or Insured's death. If You do not pay interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying The Loan. You may repay all or part of a policy loan while Your policy is inforce. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan. A policy loan will reduce the policy's ultimate death benefit and cash value.


Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains inforce. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provisions may apply. Since the policy permits loans up to 92% of the net cash surrender value, less policy debt, loan repayments or additional premium payments may be required to keep the policy inforce, especially if You borrow the maximum.


Withdrawing Money From Your Policy Fund
You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. You may also request a partial withdrawal by calling Us at Our Executive Office toll-free at (800) 272-1642 or faxing Us at Our Executive Office at (605) 373-8557. Any requests sent to another number will not be considered received in Our Executive Office. If You make more than one partial withdrawal in a policy year, We will impose a partial withdrawal charge as explained in the paragraph entitled "Withdrawal Charges" listed below. Partial withdrawals are subject to certain conditions. They must:

      o     be at least $200,
      o total no more than 50% of the net cash surrender value in any policy year,
      o allow the death benefit to remain above the minimum for which We would issue the policy at that time,
      o allow the policy to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division and Our General Account. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 49.


Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


In general, We do not permit You to make a withdrawal of monies for which Your premium check has not cleared Your bank.

Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 49.


The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have elected death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send You a new policy information page to reflect this change. Both the withdrawal and any reductions will be effective as of the business day We receive Your request at Our Executive Office if it is received before 3:00 p.m. Central Time. Otherwise, it will be effective on the following business day.


Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A partial withdrawal may have tax consequences. See "TAX EFFECTS" on page 51.


Surrendering Your Policy

You may surrender Your policy for its net cash surrender value while the Insured person is living. You do this by sending both a written request and the policy to Our Executive Office. If You surrender Your policy or allow it to lapse during the surrender charge period, We will assess a surrender charge. The net cash surrender value equals the cash surrender value (Your policy fund minus any surrender charge) minus any policy debt. The net cash surrender value may be very low, especially during the early policy years. During the first 10 policy years after the date of issue or an increase in face amount, the cash surrender value is the policy fund minus the surrender charge. After 10 years, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the business day We receive Your request and policy at Our Executive Office. All of Your insurance coverage will end on that date.


Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Surrendering Your policy may have income tax consequences. See "TAX EFFECTS" on page 51.


THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

      o     allocating net premium and loan payments,
      o     transferring amounts from the investment divisions,
      o     securing any policy loans, or
      o     earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5 %. We may, at Our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers Of Policy Fund" on page 38.


The General Account may not be available in all states Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums
We deduct a premium charge, and in some cases a service charge from each premium upon receipt. The rest of each premium (called the net premium) is placed in Your policy fund.


Premium Charge. We deduct a 5.0% premium charge from each premium payment. We currently intend to eliminate this charge after the 15th policy year. (This elimination is not guaranteed). This charge partially reimburses Us for premium taxes We incur, and for the selling and distribution costs of this policy. The percentage We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state. This is a tax to Midland National so You cannot deduct it on Your income tax return. Our selling and distribution costs include commissions and costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse in the first 10 years. See "Surrender Charge" on page 50.


Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of the premium.

Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account
Fees and charges allocated to the investment divisions reduce the amount in Your policy fund.


Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your policy fund will never be greater than the maximum amounts shown in Your policy. The mortality risk We assume is that Insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of assets in the Separate Account attributable to the policy. We currently intend to reduce this charge to 0.25% after the 10th policy year (this is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Policy Fund - How We Determine The Accumulation Unit Value" on page 38. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the premium charge and the surrender charge, Our General Account assets, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Policy Fund
At the beginning of each policy month (including the policy date), the following three deductions are taken from Your policy fund.

      1. Expense Charge: This charge is $6.00 per month. This charge covers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items.

      2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. With the exception of the Living Needs Rider, the charges for any additional benefits You select will be deducted on the policy rider date and each monthly anniversary thereafter. See the "FEE TABLE" on page 10. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

      3. Cost of Insurance Deduction: The cost of insurance deduction is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date. The amount of the cost of insurance deduction will vary from month to month with changes in the amount at risk. We may profit from this charge.

The cost of insurance rate is based on the sex, attained age, and rating class of the Insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the Insured person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of net amount at risk for a male, preferred, non-smoker, standard risk at various ages for the first policy year.

              Illustrative Table of Monthly Cost of Insurance Rates
                   (Rounded) per $1,000 of Net Amount at Risk
          Male                 Guaranteed                    Current
        Attained                Maximum              (Preferred Non-Smoker)
           Age                    Rate                        Rate
           ---                    ----                        ----
            5                     $.07                        $.05
           15                     .11                          .10
           25                     .13                          .07
           35                     .14                          .07
           45                     .29                          .14
           55                     .69                          .29
           65                     1.87                         .68


For example, for a male preferred non-smoker, age 35 with a $150,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $16.43. This example assumes the current monthly expense charge of $6.00 and the current cost of insurance deduction of $10.43. The $10.43 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.07) times the amount at risk ($150,000 face amount less the initial policy fund of $944 which is $1,000 of premium less $50 for the premium charge less the $6.00 expense charge). This example assumes that there are no charges for riders or other additional benefits.


The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an Insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depend on such variables as the attained age and sex of the Insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, the Insured person must be age 20 or over and meet certain underwriting requirements.

If Variable Executive Universal Life 2 is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Deductions. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.


Automatic Benefit Increase Charges. Please see "APPENDIX A" on page 69 for information regarding this rider.


Transaction Charges
In addition to the deductions described above, We charge fees for certain policy transactions:

      o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a policy year. This charge does not apply to withdrawals under the Automatic Distribution Option.
      o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge for each transfer after the twelfth in a policy year.

How Policy Fund Charges Are Allocated
Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole numbers (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund.
Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Loan Charge
Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each policy anniversary (or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured's death) and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 5.5% on loans.

After offsetting the 3.5% annual interest rate that We guarantee We will credit to the portion of Our General Account securing the loan against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 4.5% annually in policy years 1-10. However, the current net cost of the loans is 2.0% annually in policy years 1-10. The current net cost of 2.0% for policy years 1-10 is derived by taking the 5.5% annual interest rate that We currently charge on loans and reducing it by the 3.5% annual interest rate We credit to the portion of the General Account securing the standard loan. If You take a loan after the 10th policy year, We guarantee that the net cost of the loan will be 0%.

Surrender Charge

The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the first 10 policy years. It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender or lapse in their early years (the premium charge is also designed to partially reimburse Us for these expenses). It is a contingent charge because You pay it only if You surrender Your policy (or let it lapse) during the first 10 policy years. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the premium charge and surrender charge, We will cover them with other assets. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. The cash surrender value is the policy fund minus the surrender charges.


The cash surrender value is the policy fund minus the surrender charge. The surrender charge varies by the issue age, sex and class of the Insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the surrender charge period (this period of time is 10 policy years after the date of issue or increase in face amount) and is $0.00 after the surrender charge period expires.

The following table provides some examples of the first year surrender charge. The maximum first year surrender charge for all issue ages, sexes and classes is $52.50 per $1,000 of face amount. The $52.50 per $1,000 of face amount surrender charge occurs for males issued at a smoker class with issue ages at 58 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the 10 year surrender charge period. The table below is only intended to give You an idea of the level of first year surrender charges for a few sample issue ages, sexes and classes.

                      Table of First Year Surrender charges
                            Per $1,000 of Face Amount

                                                    Surrender charge Per $1,000
   Issue Age       Sex                 Class               of Face Amount
   ---------       ---                 -----               --------------
       35          Male              Non-Smoker                $19.00
       35          Male                Smoker                  $23.00

       55         Female             Non-Smoker                $32.50
       55         Female               Smoker                  $37.00

       65          Male        Preferred Non- Smoker           $50.00
       65         Female               Smoker                  $52.50


A face amount decrease will not reduce the surrender charge. If the face amount is increased, the surrender charge will increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

      a)    the initial face amount set equal to the face amount increase
      b) the Insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and
      c)    the premium class for the face amount increase

Suppose You bought Your policy at issue age 35 under a male preferred nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

      a)    face amount of $100,000
      b) a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age
            45).
      c)    a premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c ) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

Portfolio Expenses
The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. Some portfolios may also impose redemption fees, which We would deduct directly from Your policy fund. For further information, consult the portfolios' prospectuses.

                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements, particularly if You pay the full amount of premiums under the policy. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, We believe that the owner of a policy should not be treated as the owner of the Separate Account. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Separate Account, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General
We believe that the death benefit under a policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "modified endowment contract."

Modified Endowment Contracts (MEC)
Under the Internal Revenue Code, certain life insurance policies are classified as "Modified Endowment Contracts (MEC)," with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent Your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts Policies classified as modified endowment contracts are subject to the following tax rules:

       (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.
       (2) Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.
       (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the 10th policy year are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy
Your investment in the policy is generally Your aggregate premiums. When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans
In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, You should consult a tax advisor as to the tax consequences. There is uncertainty regarding the tax treatment of loans where the policy has not lapsed due to operation of a lapse protection feature, including the Benefit Extension Rider. Anyone contemplating the purchase of the policy with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the policy to be converted into a fixed policy. You should consult with and rely on a tax advisor as to the tax risks associated with the Benefit Extension Rider.

Treatment of the Benefit Extension Rider
This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse. The aim of this strategy is to continue borrowing from the policy until its policy value is just enough to pay off the policy loans that have been taken out and then relying on the Benefit Extension Rider to keep the policy in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the benefit extension rider is lower than the policy's original death benefit, then the policy might become a MEC which could result in a significant tax liability attributable to the balance of any policy debt. Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy. In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the policy as a source of tax-free income by taking out policy loans should, before purchasing the policy, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Multiple Policies
All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Continuation of Policy Beyond Age 100
The tax consequences of continuing the policy beyond the Insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the policy inforce beyond the Insured's 100th year.

Section 1035 Exchanges
Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any "grandfathering" privilege, where You would be exempt from certain legislative or regulatory changes made after Your original policy was issued, if You exchange Your policy. You should consult with and rely upon a tax advisor if You are considering exchanging any life insurance policy.

Living Needs Rider
We believe that payments received under the Living Needs rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the Insured under the policy. However, You should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Business Uses of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.


Employer-Owned Life Insurance Policies
Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance policies issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance policy.


Non-Individual Owners and Business Beneficiaries of Policies
If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax
There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Tax Considerations
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the policy would be included in the Owner's estate upon the Owner's death. The policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


Foreign tax credits
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.


Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes
Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, We may deduct charges for such taxes.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

YOUR RIGHT TO EXAMINE THIS POLICY

For a limited period of time, as specified in Your policy, You have a right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You can cancel the policy by sending it to Our Executive Office along with a written cancellation request. Generally, Your cancellation request must be postmarked by the latest of the following dates:

      o     10 days after You receive Your policy;
      o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right); or
      o     45 days after You sign Part 1 of the policy application.

If state law requires a longer right to examine period, it will be noted on the cover page of Your policy.

In all cases, We allocate Your premiums according to Your instructions on the policy's record date. Generally, if You cancel Your policy during the right to examine period, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application. Where required by state law, We will refund the sum of all premiums paid.

Insurance coverage ends when You send Your request.

YOUR POLICY CAN LAPSE


Your Variable Executive Universal Life 2 insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the minimum premium period (including the period of time provided by an inforce no lapse guarantee option), coverage continues if Your paid premiums (less loans and withdrawals) exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun and the amount of current premium due. If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.


If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value.

If the Insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

POLICY PERIODS AND ANNIVERSARIES


We measure policy years, policy months, and policy anniversaries from the policy date shown on Your policy information page. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See "LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY" on page 61.


MATURITY DATE

The maturity date is the first policy anniversary after the Insured's 100th birthday. The policy ends on that date if the Insured is still alive and the maturity benefit is paid. If the Insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

      o     The policy cannot be in the grace period;
      o All of the policy fund must be transferred to either the General Account or the Money Market investment division; and
      o     Death benefit option 1 must be elected.


(See "(9) Extended Maturity Option" section on page 28 for further details about this option).

If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date. See "TAX EFFECTS" on page 51. In order to continue the policy beyond the original maturity date, We require that the death benefit not exceed the policy fund on the original maturity date.


YOU MAY REINSTATE YOUR POLICY

You may reinstate the policy within5 years after lapse. To reinstate the policy, You must:

      o     fully complete an application for reinstatement,
      o provide satisfactory evidence of insurability for the person or persons to be Insured,
      o pay enough premium to cover all overdue monthly deductions or minimum premium depending on the duration of the policy and the minimum premium period,
      o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charge,
      o     pay or restore any policy debt.

The effective date of reinstatement will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will be reinstated.


You may not reinstate a policy once it is surrendered.


WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:

      o add investment divisions to, or remove investment divisions from, Our Separate Account;
      o     combine two or more investment divisions within Our Separate
            Account;
      o withdraw assets relating to the policy from one investment division and put them into another;
      o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of the Separate Account;
      o register or end the registration of Our Separate Account under the Investment Company Act of 1940;
      o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);
      o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

      o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own judgment or that of an outside advisor for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

If automatic allocations (such as premiums automatically deducted from Your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the money market investment division.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the Insured person is not actually covered by the policy under Our rules. There are limits on how and when We can challenge the policy:

      o We cannot challenge the policy after it has been in effect, during the Insured's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)
      o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the Insured's lifetime.
      o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.
      o If the Insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.
      o If the Insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured person's correct age and sex.
      o If the Insured person commits suicide within two years after the date on which the policy was issued, then the death benefit will be limited to the total of all paid premiums minus the amount of policy debt minus any partial withdrawals of net cash surrender value. If the Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments
In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Optional Payment Methods
Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $5,000 and periodic payments are at least $50.

You have the following payment options:

      1. Deposit Option: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.
      2.    Installment Options: There are two ways that We pay installments:
            o Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.
            o Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.
      3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive the income. We will guarantee payments for:
            (1)   at least 5 years (called "5 Years Certain");
            (2)   at least 10 years (called "10 Years Certain");
            (3)   at least 15 years (called "15 Years Certain");
            (4)   at least 20 years (called "20 Years Certain") or
            (5) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.
      4. Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

      o     rules on the minimum amount We will pay under an option,
      o     minimum amounts for installment payments,
      o     withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),
      o     the naming of people who are entitled to receive payment and their successors, and
      o     the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "YOUR BENEFICIARY" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.

YOUR BENEFICIARY

You name Your beneficiary in Your policy application. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the Insured person's lifetime by writing to Our Executive Office. If no beneficiary is living when the Insured dies, We will pay the death benefit to the owner or owner's estate.

ASSIGNING YOUR POLICY

You may assign Your rights to this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FORM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the Insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

      (1) We are investigating the claim, contesting the policy, determining that the beneficiary is qualified to receive the proceeds (e.g., is not a minor or responsible for causing the death), or resolving other issues that must be determined before payment (e.g., conflicting claims to the proceeds).
      (2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.
      (3) The SEC, by order, permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premium on any Midland National Life insurance policy or contract.


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" or block Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, loans, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your policy to government agencies or departments.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We may verify any changes in address You request by sending a confirmation of the change of address to Your old address.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

      o     to elect the funds' Boards of Directors,
      o     to ratify the selection of independent auditors for the funds, and
      o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.


If We do not receive instructions in time from all policy owners, the We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. The effect of this proportional voting is that a small number of policy owners may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.


You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Our affiliate, Sammons Securities Company, LLC ("Sammons Securities Company") for the distribution and sale of the policies. Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent Company of Midland National Life Insurance Company. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company may enter into written sales agreements with other broker-dealers ("selling firms") for the sale of the policies. We pay commissions to Sammons Securities Company for sales of the Policies by its registered representatives as well as by selling firms.

Sales commissions may vary, but the maximum commission payable for policy sales is 85% of premiums during policy year 1, 3.5% during policy years 2-15, and 0.00% following policy year 15. We may also pay additional commissions calculated as a percentage of Your policy fund value at specified times (e.g. at the end of the fifth policy year). Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year. The commission for the increase in face amount will be calculated using the commission rates for the corresponding policy year. We pay commissions for policies sold to policy owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment. We may also pay additional amounts and reimburse additional expenses of Sammons Securities Company based on various factors.

We also pay for some of Sammons Securities Company's expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for the Sammons Securities Company's management team; advertising expenses; and all other expenses of distributing the policies. Sammons Securities Company pays its registered representatives all or a portion of the commissions received for their sales of policies. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Securities Company.

Non-cash items that We and Sammons Securities Company may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, Sammons Securities Company's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the policies may help registered representatives and/or their managers qualify for such benefits. Sammons Securities Company's registered representatives and managers may receive other payments from Us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a policy.


We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the policy: (a) the premium load; (b) the surrender charge; (c) the mortality and expense charge; (d) the cost of insurance charge; (e) payments, if any, received from the funds or their managers; and (f) investment earnings on amounts allocated under policies to the General Account. Commissions and other incentives or payments described above are not charged directly to You or the Separate Account but they are reflected in the fees and charges that You do pay directly or indirectly.


The Statement of Additional Information (SAI) can provide You with more detailed information about distribution expenses, commissions, and compensation than is contained in this prospectus. A free copy of the SAI can be obtained by calling
(800) 272-1642 or by contacting Your registered representative.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Separate Account, or Sammons Securities Company, LLC.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the Insured person on his/her birthday which immediately precedes the policy date.

Attained Age means the age of the Insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy's death benefit is paid when the Insured person dies.

Business Day means any day the New York Stock Exchange is open for regular trading. Our business day ends when the New York Stock Exchange closes for regular trading (generally 3:00 p.m. Central Time).

Cash Surrender Value means the policy fund on the date of surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the Insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured person is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in face amount, or other such action regarding Your policy. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

You may also reach Us at Our Executive Office by calling Us toll free at (800) 272-1642 or faxing Us at 605-373-8557.

Face Amount means the amount stated on the face of Your policy that will be paid either upon the death of the Insured or the policy maturity, whichever date is earliest.

Funds means the investment companies, commonly called mutual funds, that are available for investment by Separate Account A on the policy date or as later changed by Us.

Inforce means the Insured person's life remains Insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of a fund.

Minimum Premium Period: This is the period of time beginning on the policy date and ending five years from the policy date.

Modified Endowment Contract is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy loan.

Net Premium means the premium paid less a deduction for the premium load and less any per premium expenses.

Policy Anniversary: The same month and day of the policy date in each year following the policy date.

Policy Date means the date from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued but has not been paid as of that date.

Policy Fund means the total amount of monies in Our Separate Account A Attributable to Your inforce policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an inforce policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Specified Amount means the face amount of the policy. The term "specified amount" used in Your policy has the same meaning as the term "face amount" used in this prospectus.

Surrender Charge means a charge made only upon surrender of the policy.

                                   APPENDIX A

Generally, only policies issued after May 1, 1998, and prior to July 15, 2004 contain the Automatic Benefit Increase Provision Rider. The only exception to this would be if Your application was in the underwriting process prior to July 15, 2004. If this is the case, You may have an issue date later than July 15, 2004 and still have the Automatic Benefit Increase Provision.

If Your policy contains this rider, the following details apply:

                                    Fee Table
---------------------------------------------------------------------------------------------------------------------------------
                       Periodic Fees Related to Owning the Policy Other than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------
               Charge                    When Charge Is Deducted                          Amount Deductedi
                                                                    -------------------------------------------------------------
                                                                          Maximum Guaranteed              Current Charge
                                                                                Charge
---------------------------------------------------------------------------------------------------------------------------------
                                                     Optional Rider Charges
---------------------------------------------------------------------------------------------------------------------------------
Automatic Benefit Increase           Not Applicable                 None                          Nonei
---------------------------------------------------------------------------------------------------------------------------------

iThe ABI Provision does not require separate monthly deductions, but it does affect the amount of Your monthly cost of insurance deduction by increasing Your face amount.

Automatic Benefit Increase Provision: The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd policy anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase by sending Us a written notice before it takes effect. If You reject an increase, then the ABI provision terminates. (See Your ABI rider for exact details.)


     We calculate each face amount increase under the ABI provision as follows:

         (a)   The eligible face amount, multiplied by
         (b) The Consumer Price Index 5 months before the increase date, divided by
         (c) The Consumer Price Index 29 months before the increase date, minus
         (d)   The eligible face amount from part (a).

The eligible face amount is the sum of the portions of the face amount of insurance that are in the standard premium class.

The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban customers as published by the U.S. Department of Labor. (See Your policy form for more details on this index.)


The ABI provision does not require separate monthly deductions, but it does affect the amount of Your monthly cost of insurance deduction by increasing Your face amount (See "Monthly Deductions From Your Policy Fund" on page 47).


ABI increases also increase the planned and no lapse guarantee premiums. (See Your ABI Rider and Your Base Policy Form for exact details.)

The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. You will be notified 30 days prior to the increase taking effect. As the automatic increases are applied the face amount of insurance will increase causing an increase in the amount at risk. The monthly cost of insurance deduction will increase to cover the additional amount at risk. You have the right to reject any increase by sending Us a written notice, at Our Executive Office before it takes effect. If You reject an increase, then the ABI provision terminates.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution expenses and compensation than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally a part of this prospectus. A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative. We will send You a copy of the SAI within 3 business days of Your request. The SAI will also be available on Our internet site at www.mnlife.com.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

Information about Midland National Life Insurance Company can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.


SEC File No.   811-05271

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                       VARIABLE EXECUTIVE UNIVERSAL LIFE 2
                 Flexible Premium Variable Universal Life Policy
                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
             (through the Midland National Life Separate Account A)






This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Variable Executive Universal Life 2 Insurance Policy ("policy") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2007, by contacting Us at Our Executive Office:




                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                           (605) 335-5700 (telephone)
                      (800) 272-1642 (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
             (605) 335-3621 (facsimile for administrative requests)



Terms used in the current prospectus for the policy are incorporated in this statement.








This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this policy and the prospectuses for the 41 Portfolios currently available in the policy (50 portfolios will be available after June 15th, 2007).








                                Dated May 1, 2007

                                                   TABLE OF CONTENTS
THE POLICY............................................................................................................3
      POLICYOWNER.....................................................................................................3
      DEATH BENEFIT...................................................................................................3
      PAYMENT OPTIONS.................................................................................................4
      PREMIUM LIMITATIONS.............................................................................................4
ABOUT US..............................................................................................................5
      MIDLAND NATIONAL LIFE INSURANCE COMPANY.........................................................................5
      OUR SEPARATE ACCOUNT A..........................................................................................5
      OUR REPORTS TO POLICYOWNERS.....................................................................................5
      DIVIDENDS.......................................................................................................6
      DISTRIBUTION OF THE POLICIES....................................................................................6
      REGULATION......................................................................................................7
      DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC..............................................................7
      LEGAL MATTERS...................................................................................................7
      FINANCIAL MATTERS...............................................................................................7
      ADDITIONAL INFORMATION..........................................................................................7
PERFORMANCE...........................................................................................................8
      HISTORICAL ANNUALIZED RETURNS...................................................................................8
      HISTORICAL CUMULATIVE RETURNS..................................................................................10

ILLUSTRATIONS........................................................................................................10
FINANCIAL STATEMENTS.................................................................................................11


                                   THE POLICY

The entire contract is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

POLICYOWNER
The policyowner is the insured unless another individual has been named in the application. As policyowner, You are entitled to exercise all rights under Your policy while the insured is alive. Without any beneficiary consent You can:

      1.    Transfer ownership of Your policy by absolute assignment;
      2.    Designate, change or revoke a contingent owner; or
      3.    Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

      1.    Change the irrevocable beneficiary during the insured's lifetime;
      2. Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or
      3.    Agree with Us to any change or amendment of Your policy.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

DEATH BENEFIT
As long as the policy is still in force, We will pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your policy. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                                             Table of Corridor Percentages
                                                 Based on Policy Fund

  If the Insured       The Death Benefit Will Be At       If the Insured     The Death Benefit Will Be At Least
   Person's Age       Least Equal To This Percent Of       Person's Age         Equal To This Percent Of The
     Is This                  The Policy Fund                Is This                     Policy Fund
     -------                  ---------------                -------                     -----------
       0-40                        250%                         60                          130%
        41                         243%                         61                          128%
        42                         236%                         62                          126%
        43                         229%                         63                          124%
        44                         222%                         64                          122%
        45                         215%                         65                          120%
        46                         209%                         66                          119%
        47                         203%                         67                          118%
        48                         197%                         68                          117%
        49                         191%                         69                          116%
        50                         185%                         70                          115%
        51                         178%                         71                          113%
        52                         171%                         72                          111%
        53                         164%                         73                          109%
        54                         157%                         74                          107%
        55                         150%                       75-90                         105%
        56                         146%                         91                          104%
        57                         142%                         92                          103%
        58                         138%                         93                          102%
        59                         134%                         94                          101%
                                                              95-99                         100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

PAYMENT OPTIONS
You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

PREMIUM LIMITATIONS
Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.

                                    ABOUT US

MIDLAND NATIONAL LIFE INSURANCE COMPANY
We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name, Midland National Life Insurance Company, was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

OUR SEPARATE ACCOUNT A
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the forty-one investment divisions of Our Separate Account at any one time.

OUR REPORTS TO POLICYOWNERS
We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth policy months of each policy year that show:

      o     the current death benefit for Your policy,
      o     Your policy fund,
      o     information about investment divisions,
      o     the cash surrender value of Your policy,
      o     the amount of Your outstanding policy loans,
      o     the amount of any interest that You owe on the loan, and
      o     information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the policy year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds.

DIVIDENDS
We do not pay any dividends on these policies.

DISTRIBUTION OF THE POLICIES
The policies are offered to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Sammons Securities Company, LLC ("Sammons Securities Company") serves as principal underwriter for the policies. Sammons Securities Company is a Delaware limited liability company and is its home office is located at 4261 Park Road, Ann Arbor, Michigan 48103. Sammons Securities Company is an indirect, wholly-owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas which in turn is the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company is a member of the Securities Investor Protection Corporation. Sammons Securities Company also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives are appointed as our insurance agents.

Sammons Securities Company received sales compensation with respect to these policies and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ---------------------------------------------- -----------------------------------------------------
                       Aggregate Amount of Commissions Paid to        Aggregate Amount of Commissions  Retained by
Fiscal year            Sammons Securities Company *                   Sammons Securities Company*
---------------------- ---------------------------------------------- -----------------------------------------------------
2004                   $11,280,611                                    $84,005
---------------------- ---------------------------------------------- -----------------------------------------------------
2005                   $10,657,189                                    $208,742
---------------------- ---------------------------------------------- -----------------------------------------------------

2006                   $8,802,816                                     $88,356

---------------------- ---------------------------------------------- -----------------------------------------------------

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland Nationals variable universal life insurance contracts under Separate Account A.


Sammons Securities Company passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, under the distribution agreement with Sammons Securities Company, We pay the following sales expenses:

      o     sales representative training allowances,
      o     deferred compensation and insurance benefits,
      o     advertising expenses, and
      o     all other expenses of distributing the policies.

We and/or Sammons Securities Company may pay certain selling firms additional amounts for

      o "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;
      o     sales promotions relating to the policies;
      o costs associated with sales conferences and educational seminars for their sales representatives; and
      o     other sales expenses incurred by them.

We and/or the Distributor may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain United States possessions and territories.


REGULATION
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations with respect to the Separate Account and the policies.

DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.
Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee's policy during the first year. All other policy provisions will apply.

LEGAL MATTERS
The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws.

FINANCIAL MATTERS

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI and the registration statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is Bank of America Plaza, 800 Market Street, St. Louis, MO 63101-2695. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.


ADDITIONAL INFORMATION
We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this SAI with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance. Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect policy benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

HISTORICAL ANNUALIZED RETURNS



As of December 31, 2006

---------------------------------------------------------------------------------------------------------------
          Investment Division              Date of            1-Year             5-Year           Life of
                                          Inception                                                Fund
---------------------------------------------------------------------------------------------------------------

 AIM V.I. Financial Services Fund         9/21/1999         9/21/1999            14.21%            7.21%

---------------------------------------------------------------------------------------------------------------

AIM V.I. Global Health Care Fund          5/22/1997         5/22/1997            3.22%             2.41%

---------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio            1/9/1989          1/9/1989            1.70%             1.42%

---------------------------------------------------------------------------------------------------------------

Alger American Leveraged AllCap           1/25/1995         1/25/1995
Portfolio                                                                        15.52%            4.60%

---------------------------------------------------------------------------------------------------------------

Alger American MidCap Growth               5/3/1993          5/3/1993
Portfolio                                                                        6.69%             6.20%

---------------------------------------------------------------------------------------------------------------

Alger American Small Capitalization       9/21/1988         9/21/1988
Portfolio                                                                        16.81%           10.31%

---------------------------------------------------------------------------------------------------------------

American Century VP Balanced               5/1/1991          5/1/1991            7.47%             5.41%

---------------------------------------------------------------------------------------------------------------

American Century VP Capital               11/20/1987        11/20/1987
Appreciation                                                                     13.28%            6.86%

---------------------------------------------------------------------------------------------------------------

American Century VP Income &              10/30/1997        10/30/1997
Growth                                                                           13.52%            6.54%

---------------------------------------------------------------------------------------------------------------

American Century VP International          5/1/1994          5/1/1994            21.03%            9.23%

---------------------------------------------------------------------------------------------------------------

American Century VP Value                  5/1/1996          5/1/1996            16.57%            8.98%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager: Growth         1/3/1995          1/3/1995
Portfolio                                                                        5.29%             3.89%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio       9/6/1989          9/6/1989            4.64%             3.20%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio            1/3/1995          1/3/1995            9.15%             5.02%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio          1/3/1995          1/3/1995            8.60%            10.94%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio      10/9/1986         10/9/1986            17.04%            7.95%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income              12/31/1996        12/31/1996           10.00%            4.88%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Opportunities          1/3/1995          1/3/1995
Portfolio                                                                        1.85%             3.52%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio             10/9/1986         10/9/1986            4.41%             0.76%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio        9/19/1985         9/19/1985            10.22%            9.54%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio          8/27/1992         8/27/1992            12.69%            5.03%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Investment Grade Bond        12/5/1988         12/5/1988
Portfolio                                                                        3.56%             4.38%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio            12/28/1998        12/28/1998           8.52%            14.58%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Money Market Portfolio        4/1/1982           3.93%              1.42%             4.73%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio           1/28/1987         1/28/1987            14.75%           11.89%

---------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Structured Small         5/1/2006          5/1/2006
Cap Equity Fund                                                                  11.48%           10.49%

---------------------------------------------------------------------------------------------------------------

Lord Abbett Growth & Income               12/11/1989        12/11/1989           14.26%            6.91%

---------------------------------------------------------------------------------------------------------------

Lord Abbett International                 9/15/1999         9/15/1999            24.85%           17.11%

---------------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                 9/15/1999         9/15/1999            10.26%           10.20%

---------------------------------------------------------------------------------------------------------------

Neuberger Berman AMT Regency               5/1/2006          5/1/2006
Portfolio                                                                        5.25%             1.89%

---------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series            7/24/1995         7/24/1995            9.82%             4.45%

---------------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series            10/9/1995         10/9/1995            10.91%            2.07%

---------------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series               5/1/1998          5/1/1998            7.39%             4.38%

---------------------------------------------------------------------------------------------------------------

MFS VIT Research Series                   7/26/1995         7/26/1995            6.19%            11.72%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio            4/30/1998         4/30/1998            8.11%             7.65%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio          2/16/1999         2/16/1999            2.92%             2.30%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio           9/30/1999         9/30/1999            -0.10%            6.61%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio          12/31/1997        12/31/1997           2.91%             4.14%

---------------------------------------------------------------------------------------------------------------

Premier VIT OpCap Small Cap                5/1/2006          5/1/2006
Portfolio                                                                        23.17%            9.00%

---------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund         9/1/1989          9/1/1989            26.80%           21.40%

---------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Real Estate Fund         5/1/2006          5/1/2006            14.32%           24.95%

---------------------------------------------------------------------------------------------------------------


HISTORICAL CUMULATIVE RETURNS


As of December 31, 2006


---------------------------------------------------------------------------------------------------------------

              Investment Division                    Date of          1-Year        5-Year        Life of
                                                    Inception                                       Fund

---------------------------------------------------------------------------------------------------------------

 AIM V.I. Financial Services Fund                   9/21/1999         14.21%        41.64%         73.15%

---------------------------------------------------------------------------------------------------------------

AIM V.I. Global Health Care Fund                    5/22/1997          3.22%        12.64%        103.72%

---------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio                     1/9/1989           1.70%         7.30%        598.22%

---------------------------------------------------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio           1/25/1995         15.52%        25.22%        387.60%

---------------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio              5/3/1993           6.69%        35.09%        455.31%

---------------------------------------------------------------------------------------------------------------

Alger American Small Capitalization Portfolio       9/21/1988         16.81%        63.33%        521.89%

---------------------------------------------------------------------------------------------------------------

American Century VP Balanced                        5/1/1991           7.47%        30.14%        183.84%

---------------------------------------------------------------------------------------------------------------

American Century VP Capital Appreciation           11/20/1987         13.28%        39.34%        280.72%

---------------------------------------------------------------------------------------------------------------

American Century VP Income & Growth                10/30/1997         13.52%        37.27%         74.41%

---------------------------------------------------------------------------------------------------------------

American Century VP International                   5/1/1994          21.03%        55.49%        140.56%

---------------------------------------------------------------------------------------------------------------

American Century VP Value                           5/1/1996          16.57%        53.72%        186.12%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager: Growth Portfolio        1/3/1995           5.29%        21.02%        245.12%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio                9/6/1989           4.64%        17.06%        122.71%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio                     1/3/1995           9.15%        27.75%        112.19%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio                   1/3/1995           8.60%        68.05%        338.54%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio                10/9/1986         17.04%        46.59%        624.74%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income                       12/31/1996         10.00%        26.90%         94.05%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio         1/3/1995           1.85%        18.88%        109.34%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio                       10/9/1986          4.41%         3.86%        544.19%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio                  9/19/1985         10.22%        57.71%        305.93%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio                    8/27/1992         12.69%        27.81%        280.64%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Investment Grade Bond Portfolio        12/5/1988          3.56%        23.90%        193.73%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio                     12/28/1998          8.52%        97.49%        281.89%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Money Market Portfolio                 4/1/1982           3.93%         7.30%        214.13%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio                     1/28/1987         14.75%        75.37%        271.21%

---------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Structured Small Cap              5/1/2006
Equity Fund                                                           11.48%        64.67%         80.01%

---------------------------------------------------------------------------------------------------------------

Lord Abbett Growth & Income                        12/11/1989         14.26%        39.67%        513.03%

---------------------------------------------------------------------------------------------------------------

Lord Abbett International                           9/15/1999         24.85%        120.28%        53.00%

---------------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                           9/15/1999         10.26%        62.52%        158.39%

---------------------------------------------------------------------------------------------------------------

Neuberger Berman AMT Regency Portfolio              5/1/2006           5.25%         9.81%        119.51%

---------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                      7/24/1995          9.82%        24.32%        121.40%

---------------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series                      10/9/1995         10.91%        10.79%         76.65%

---------------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series                        5/1/1998           7.39%        23.90%        117.79%

---------------------------------------------------------------------------------------------------------------

MFS VIT Research Series                             7/26/1995          6.19%        74.04%         72.80%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                      4/30/1998          8.11%        44.57%         48.59%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                    2/16/1999          2.92%        12.04%         29.34%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio                     9/30/1999         -0.10%        37.72%         68.57%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio                   12/31/1997          2.91%        22.49%         52.14%

---------------------------------------------------------------------------------------------------------------

Premier VIT OpCap Small Cap Portfolio               5/1/2006          23.17%        53.86%        635.94%

---------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                  9/1/1989          26.80%        163.69%       228.38%

---------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Real Estate Fund                  5/1/2006          14.32%        204.57%       298.61%

---------------------------------------------------------------------------------------------------------------


                                  ILLUSTRATIONS

Midland National may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the surrender charge. The hypothetical illustrations are designed to show the performance that could have resulted if the policy had been in existence during the period illustrated and do not indicate what contract benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this SAI should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.) Consolidated Financial Statements
December 31, 2006, 2005 and 2004

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Index
December 31, 2006, 2005 and 2004
------------------------------------------------------------------------------


                                                                       Page(s)


Report of Independent Registered Public Accounting Firm......................1


Consolidated Financial Statements


Balance Sheets...............................................................2


Statements of Income.........................................................3


Statements of Stockholder's Equity...........................................4


Statements of Cash Flows...................................................5-6


Notes to Consolidated Financial Statements................................7-37

PricewaterhouseCoopers LLP
800 Market St.
St Louis MO 63101-2695
Telephone (314) 206 8500
Facsimile (314) 206 8514
www.pwc.com








             Report of Independent Registered Public Accounting Firm



The Board of Directors and Shareholder of
Midland National Life Insurance Company and Subsidiary



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of consolidated stockholder's equity, and of consolidated cash flows present fairly, in all material respects, the consolidated financial position of Midland National Life Insurance Company and Subsidiary (an indirect, wholly owned subsidiary of Sammons Enterprises, Inc.) (the "Company") at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 1 to the consolidated financial statements the Company changed its method of accounting in 2004 for certain contracts issued by adopting American Institute of Certified Public Accountants Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, and for modified coinsurance reinsurance by adopting Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments.


\s\

March 13, 2007


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Balance Sheets
-----------------------------------------------------------------------------------------------------------------------
December 31, 2006 and 2005

(Amounts in Thousands, except par value and shares)                                     2006                2005

Assets
Investments
    Fixed maturities, available for sale, at fair value                                 $18,275,097         $16,375,214
    Equity securities, at fair value                                                        552,734             328,639
    Mortgage loans                                                                          311,305             361,863
    Policy loans                                                                            285,764             275,764
    Short-term investments                                                                  382,545             161,971
    Other invested assets and derivatives                                                   531,238             373,208
                                                                                  ------------------  ------------------
              Total investments                                                          20,338,683          17,876,659
Cash                                                                                         37,297              11,097
Accrued investment income                                                                   169,236             168,913
Deferred policy acquisition costs                                                         1,341,489           1,198,367
Deferred sales inducements                                                                  414,545             354,330
Present value of future profits of acquired businesses                                       34,129              39,017
Federal income tax asset                                                                    145,584             150,887
Other receivables and other assets                                                           96,506              85,963
Reinsurance receivables                                                                   1,592,144           1,522,460
Separate account assets                                                                     903,349             722,300
                                                                                  ------------------  ------------------
              Total assets                                                              $25,072,962         $22,129,993
                                                                                  ------------------  ------------------
Liabilities
    Policyholder account balances                                                       $19,272,874         $17,078,063
    Policy benefit reserves                                                                 824,405             835,581
    Policy claims and benefits payable                                                      101,050             101,674
    Repurchase agreements and collateral on derivatives                                   2,223,497           1,719,278
    Other liabilities                                                                       368,815             377,624
    Separate account liabilities                                                            903,349             722,300
                                                                                  ------------------  ------------------
              Total liabilities                                                          23,693,990          20,834,520
                                                                                  ------------------  ------------------
Stockholder's equity
Common stock, $1 par value, 2,549,439 shares authorized,
 2,548,878 shares outstanding                                                                 2,549               2,549
Additional paid-in capital                                                                  268,707             268,707
Accumulated other comprehensive income                                                       12,823              38,441
Retained earnings                                                                         1,094,893             985,776
                                                                                  ------------------  ------------------
              Total stockholder's equity                                                  1,378,972           1,295,473
                                                                                  ------------------  ------------------
              Total liabilities and stockholder's equity                                $25,072,962         $22,129,993
                                                                                  ------------------  ------------------


The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Income
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004

(Amounts in Thousands)                                                      2006                2005               2004

Revenues
Premiums                                                                  $ 114,767           $ 113,264          $ 109,095
Interest sensitive life and investment product charges                      260,975             254,309            231,404
Net investment income                                                       953,440             811,652            827,653
Net realized investment losses                                              (26,166)            (26,244)            (3,914)
Net gains (losses) on derivatives                                            42,266              78,591             (8,063)
Other income                                                                 11,710               8,870              6,300
                                                                    ----------------   -----------------  -----------------
              Total revenue                                               1,356,992           1,240,442          1,162,475
                                                                    ----------------   -----------------  -----------------
Benefits and expenses
Benefits incurred                                                           202,877             201,024            206,798
Amortization of deferred sales inducements                                   49,897              42,761             21,076
Interest credited to policyholder account balances                          596,330             514,013            575,534
                                                                    ----------------   -----------------  -----------------
              Total benefits                                                849,104             757,798            803,408
                                                                    ----------------   -----------------  -----------------
Operating expenses (net of commissions and other
 expenses deferred)                                                          98,895              88,726             74,462
Amortization of deferred policy acquisition costs and
 present value of future profits of acquired businesses                     171,773             175,954            116,504
                                                                    ----------------   -----------------  -----------------
              Total benefits and expenses                                 1,119,772           1,022,478            994,374
                                                                    ----------------   -----------------  -----------------
              Income before income taxes and cumulative
               effect of a change in accounting principle                   237,220             217,964            168,101
Income tax expense                                                           80,903              69,007             58,318
                                                                    ----------------   -----------------  -----------------
              Income before cumulative effect of a
               change in accounting principle                               156,317             148,957            109,783
Cumulative effect on prior years of change in
 accounting principle                                                             -                   -             (7,549)
                                                                    ----------------   -----------------  -----------------
              Net income                                                  $ 156,317           $ 148,957          $ 102,234
                                                                    ----------------   -----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004

                                                                                                                       Accumulated
                                                                                 Additional                               Other
                                                                     Common        Paid-in          Comprehensive     Comprehensive
(Amounts in Thousands)                                               Stock         Capital          Income                Income

Balances at December 31, 2003                                         $ 2,549        $268,707                            $ 65,252
Comprehensive income
    Net income                                                                                        $102,234
    Other comprehensive income
      Minimum pension liability (net of tax ($1,572))                                                   (2,920)            (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)                                             34,911             34,911
                                                                                                 --------------
              Total comprehensive income                                                              $134,225
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------                       -------------
Balances at December 31, 2004                                           2,549         268,707                              97,243
Comprehensive income
    Net income                                                                                        $148,957
    Other comprehensive income
      Minimum pension liability (net of tax ($882))                                                     (1,638)            (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))                                          (57,164)           (57,164)
                                                                                                 --------------
              Total comprehensive income                                                              $ 90,155
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------                       -------------
Balances at December 31, 2005                                           2,549         268,707                              38,441

Comprehensive income
    Net income                                                                                        $156,317
    Other comprehensive income
      Minimum pension liability (net of tax $351)                                                          652                652
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($14,145))                                          (26,270)           (26,270)
                                                                                                 --------------
              Total comprehensive income                                                              $130,699
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------                       -------------
Balances at December 31, 2006                                         $ 2,549        $268,707                            $ 12,823
                                                                   ===========  ==============                       =============

The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity   (Continued)
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004


                                                                                            Total
                                                                           Retained      Stockholder's
(Amounts in Thousands)                                                      Earnings        Equity

Balances at December 31, 2003                                             $ 820,585      $ 1,157,093
Comprehensive income
    Net income                                                              102,234          102,234
    Other comprehensive income
      Minimum pension liability (net of tax ($1,572))                                         (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)                                   34,911

              Total comprehensive income

Dividends paid on common stock                                              (41,000)         (41,000)
                                                                     ---------------  ---------------
Balances at December 31, 2004                                               881,819        1,250,318
Comprehensive income
    Net income                                                              148,957          148,957
    Other comprehensive income
      Minimum pension liability (net of tax ($882))                                           (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))                                (57,164)

              Total comprehensive income

Dividends paid on common stock                                              (45,000)         (45,000)
                                                                     ---------------  ---------------
Balances at December 31, 2005                                               985,776        1,295,473

Comprehensive income
    Net income                                                              156,317          156,317
    Other comprehensive income
      Minimum pension liability (net of tax $351)                                                652
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($14,145))                                (26,270)

              Total comprehensive income

Dividends paid on common stock                                              (47,200)         (47,200)
                                                                     ---------------  ---------------
Balances at December 31, 2006                                           $ 1,094,893      $ 1,378,972
                                                                     ===============  ===============

The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Cash Flows
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004

(Amounts in Thousands)                                                       2006               2005               2004

Cash flows from operating activities
Net income                                                                 $ 156,317          $ 148,957          $ 102,234
Adjustments to reconcile net income to net cash
 (used in) provided by operating activities
    Amortization of deferred policy acquisition costs,
     deferred sales inducements and
     present value of future profits of
     acquired businesses                                                     221,670            218,715            137,580
    Net amortization of premiums and discounts on
     investments                                                             183,444            139,364            102,659
    Policy acquisition costs deferred                                       (255,300)          (229,790)          (222,276)
    Sales inducements costs deferred                                        (103,769)           (97,997)           (99,767)
    Net realized investment losses                                            26,166             26,244              3,914
    Net (gains) losses on derivatives                                        (42,266)           (78,591)             8,063
    Cumulative effect of accounting change                                         -                  -              7,549
    Federal income taxes                                                      12,326               (486)           (49,696)
    Net interest credited and product charges on
     universal life and investment policies                                  585,336            494,161            559,296
    Changes in other assets and liabilities
      Net receivables                                                        (22,492)           (49,209)           (17,263)
      Net payables                                                            (7,892)           (36,706)           (53,059)
      Policy benefits                                                        (55,345)          (123,675)          (102,707)
      Other                                                                    3,190             11,480             29,558
                                                                    -----------------  -----------------  -----------------

              Net cash provided by operating activities                      701,385            422,467            406,085
                                                                    -----------------  -----------------  -----------------
Cash flows from investing activities
Proceeds from investments sold, matured or repaid
    Fixed maturities                                                      12,872,572         10,024,829          5,590,085
    Equity securities                                                        875,994            220,249            222,225
    Mortgage loans                                                            56,092             69,065             41,368
    Other invested assets and derivatives                                     50,742             27,188             59,716
Cost of investments acquired
    Fixed maturities                                                     (14,860,614)       (12,451,732)        (8,163,700)
    Equity securities                                                     (1,096,830)          (252,405)          (197,675)
    Mortgage loans                                                            (7,638)                 -                  -
    Other invested assets and derivatives                                   (338,549)          (333,544)          (176,351)
Net change in policy loans                                                   (10,000)            (3,449)            (2,874)
Net change in short-term investments                                        (220,574)           (26,369)            73,360
Net change in repurchase agreements and
 collateral on derivatives                                                   504,219            474,402            204,448
Net change in amounts due to/from brokers                                     (4,244)             1,611               (599)
                                                                    -----------------  -----------------  -----------------
              Net cash used in investing activities                       (2,178,830)        (2,250,155)        (2,349,997)
                                                                    -----------------  -----------------  -----------------

Cash flows from financing activities
Receipts from universal life and investment products                       3,075,026          2,962,492          2,849,016
Benefits paid on universal life and investment
 products                                                                 (1,524,181)        (1,106,202)          (869,877)
Dividends paid on common stock                                               (47,200)           (45,000)           (41,000)
                                                                    -----------------  -----------------  -----------------
              Net cash provided by financing activities                    1,503,645          1,811,290          1,938,139
                                                                    -----------------  -----------------  -----------------
Increase (decrease) in cash                                                   26,200            (16,398)            (5,773)
Cash
Cash at beginning of year                                                     11,097             27,495             33,268
                                                                    -----------------  -----------------  -----------------
Cash at end of year                                                        $  37,297          $  11,097          $  27,495
                                                                    -----------------  -----------------  -----------------
Supplemental disclosures of cash flow information
Cash paid during the year for
    Income taxes, paid to parent                                           $  61,806          $  83,480          $ 107,788



The accompanying notes are an integral part of these consolidated financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Notes to Consolidated Financial Statements
Years Ended December 31, 2006, 2005 and 2004
--------------------------------------------------------------------------------

(Amounts in Thousands)

1.      Summary of Significant Accounting Policies


        Organization
        Midland National Life Insurance Company and Subsidiary ("Midland National") is an indirect wholly owned subsidiary of Sammons Enterprises, Inc. ("SEI"). In 2003, Midland National acquired through a purchase agreement, 100% of the outstanding shares of CHC Holding Inc. ("CHC"). Effective April 2004, all of the assets and liabilities of CHC were merged into Midland National and the respective shares of CHC (and its subsidiaries) were retired. Effective November 30, 2005, SFG Reinsurance Company ("SFG Re") was incorporated as a wholly owned insurance subsidiary of Midland National. SFG Re is a captive reinsurance company domiciled in South Carolina. The accompanying financial statements for 2006 and 2005 include the consolidated accounts of the Company, including the results of operations and cash flows of SFG Re with 2005 reflecting the time period from November 30, 2005 through December 31, 2005. Together, these companies (collectively the "Company") operate predominantly in the individual life and annuity business of the life insurance industry and are licensed to operate in 49 states and the District of Columbia.


        The Company is affiliated through common ownership with North American Company for Life and Health Insurance ("North American") and North American Company for Life and Health Insurance of New York ("NANY") through April, 2006 at which date NANY was sold to an unrelated third party.


        Basis of Presentation
        The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United State of America ("GAAP") and reflect the consolidation of the Company with its wholly owned subsidiary. All intercompany transactions have been eliminated in consolidation.


        Use of Estimates
        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.


        The most significant areas which require the use of management's estimates relate to the determination of the fair values of financial instruments and derivatives, deferred policy acquisition costs, deferred sales inducements, present value of future profits of acquired businesses, and future policy benefits for traditional life insurance policies.


        Interest Rate Risk
        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and changes in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.


        Change in Accounting Policy
        The Company has certain universal life insurance policies in force that have amounts assessed against policyholder account values each period to provide for benefit features under the contracts. The assessments are structured in a manner resulting in profits in earlier years and subsequent losses from the insurance benefits. In accordance with SOP 03-1, in 2004, the Company established an additional liability for benefits to be provided during the subsequent loss periods. The Company calculated this additional liability using a prescribed benefit ratio that accrues a portion of the earlier year profits to offset subsequent year losses. As a result of implementing this accounting procedure, the Company has recognized a cumulative loss in 2004 of $7,104, which amount is reported net of applicable taxes as a cumulative change in accounting principle in the Statement of Income.


        The SFAS No. 133 Derivative Implementation Group Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments" ("DIG B36") provides guidance for determining when certain reinsurance arrangements and debt instruments contain embedded derivatives requiring bifurcation due to the incorporation of credit risk exposures that are not clearly and closely related to the creditworthiness of the obligor. The provisions of DIG B36, which became effective for the Company on January 1, 2004, impact two large coinsurance with funds withheld agreements with an outside reinsurance company applicable to specified annuity policies issued by the Company. At January 1, 2004, the reported value of the embedded derivative was ($445) net of taxes and related deferred acquisition costs and deferred sales inducements, which loss was reported as a component of cumulative effect of change in accounting principle in the accompanying consolidated statements of income.


        Fair Value of Financial Instruments
        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


        Investment Securities
        Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.


        Mortgage Loans
        Fair values for mortgage loans are estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the initial valuation mortgage portfolio that was conducted by an independent broker/dealer upon acquisition of the majority of the loans at which time each mortgage was modeled and assigned a spread corresponding to its risk profile for valuation purposes.


        Cash and Short-Term Investments
        The carrying amounts reported in the balance sheets for these instruments approximate their fair values.


        Other Invested Assets and Derivatives
        For private equity investments and limited partnerships, the carrying amounts, which represent the Company's share of the entity's underlying equity reported in the balance sheets, approximates their fair values. For derivative instruments, the reported values are equal to exchange or broker quoted market prices for interest rate and credit default swaps and internal financial models or counterparty fair value quotes for options.


        Investment-Type Insurance Contracts
        Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair values are estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair values are estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.


        These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.


        Investments and Investment Income
        The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.


        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred sales inducements, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses). Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.


        For collateralized mortgage obligations ("CMO's") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income. Additionally, the Company has approximately $43 million of asset and mortgage-backed securities which are collateralized by sub-prime mortgages. At December 31, 2006, all such investments are rated as investment grade. The Company is exposed to credit risk associated with the sub-prime lending market and continues to monitor these investments in connection with the Company's other-than-temporary impairment policy.


        Mortgage loans are carried at the adjusted unpaid balances. The majority of the mortgage loans were acquired as part of the CHC acquisition in 2003 and were recorded at fair value as of the purchase date. Any premium or discount is amortized to adjust the yield over the remaining term of the loan. Approximately 34% of the Company's mortgage loan portfolio is located in the East North Central geographic region, which includes Michigan, Wisconsin, Ohio, Indiana and Illinois. The composition of the mortgage loan portfolio by property characteristic category as of December 31, 2006, was as follows: Office 41%, Retail 11%, Industrial 30%, Apartment 3%, and Other 15%. At December 31, 2006, no investments in mortgage loans were considered by management to be impaired. There was one new mortgage loan placed in 2006 for $7,934. The mortgage originated during 2006 was consolidated with a previous mortgage with the same borrower whose property was expanded during 2006. The maximum percentage of any one loan to the value of the underlying security at the time of the loan was 80%. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. There is no investment in restructured loans at December 31, 2006. Interest income on non-performing loans is generally recognized on a cash basis.


        Short-term investments are carried at amortized cost. Policy loans are carried at unpaid principal balances.


        Other invested assets and derivatives are primarily comprised of interest rate and credit default swaps, options, private equity investments and limited partnerships. The interest rate swaps are reported at exchange or broker quoted prices. Options are reported at fair value, which are determined from internal financial models and compared to fair values provided by counterparties. Investments in private equity investments and limited partnerships are recorded under the equity method of accounting in accordance with American Institute of Certified Public Accountants ("AICPA") Statement of Position 78-9, Accounting for Investments in Real Estate Ventures where the Company owns 5% or more of the entity's equity (reported at cost where the Company owns less than 5%). These investments are reviewed for impairment on a periodic basis.


        Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments. Dividends are recorded on ex-dividend rate.


        The Company reviews its investments to determine if declines in value are other than temporary. Factors considered in evaluating whether a decline in value is other than temporary are the length of time and magnitude by which the fair value is less than amortized cost, the financial condition, enterprise value and prospects of the investment combined with the ability and intent of the Company to hold the investment for a period of time sufficient to recover the decline in value. Other considerations are also taken into account such as, but not limited to, financial ratios and the overall assessment of the value of the enterprise. For fixed income securities, the Company also considers whether it will be able to collect the amounts due according to the contractual terms of the investment. The Company recorded $1,347, $8,016 and $6,348 during 2006, 2005 and 2004, respectively, of realized losses as a result of this analysis. These losses are included in net realized investment losses.


        Recognition of Traditional Life Revenue and Policy Benefits
        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.


        The liabilities for future policy benefits for traditional policies of $824,405 and $835,581 at December 31, 2006 and 2005, respectively, generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions ranged primarily from 6.00% to 11.25% in 2006 and 6.25% to 11.25 % in 2005.


        Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts ("Interest Sensitive Policies")
        Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments that support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and fixed index amounts credited to the account balances.


        Policyholder reserves for universal life and other interest sensitive life insurance and investment contracts, reported in the balance sheets as policyholder account balances of $19,272,875 and $17,078,063 at December 31, 2006 and 2005, respectively, are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.25% to 7.50% during 2006 and 2005. For certain contracts, these crediting rates extend for periods in excess of one year.


        Accounting for Derivative Instruments
        Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS Nos. 137, 138 and 149, requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income in the statement of stockholder's equity (for those derivatives designated as effective "cash flow hedges") while other changes in derivative fair value are reflected as net gains (losses) on derivatives in the statement of income. The changes in fair value of derivatives designated as effective fair value hedges of specified available-for-sale fixed income securities are reported as a component of net gains (losses) on derivatives. The changes in fair value of the hedged fixed income security are also reported as a component of net gains (losses) on derivatives. For derivatives not designated as effective hedges, the change in fair value is recognized as a component of net gains (losses) on derivatives in the period of change.


        The Company uses derivatives to manage its fixed indexed and policy obligation interest guarantees and interest rate risks applicable to its investments. To mitigate these risks, the Company enters interest rate swap agreements and purchases equity indexed options. The interest rate swaps are accounted for as either effective cash flow hedges, effective fair value hedges or as non-hedge derivatives. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed. To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item. Effectiveness is evaluated on a retrospective and prospective basis.


        The Company has fixed indexed annuity products that have a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases over-the-counter index ("call") options that compensate the Company for any appreciation over the strike price and substantively offsets the corresponding increase in the policyholder obligation. The Company amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to fair value with any change reflected as a component of net gain (loss) on derivatives in the statements of income. When the option matures, any value received by the Company is reflected as investment income offset by the amount credited to the policyholder.


        Repurchase Agreements and Related Collateral
        As part of its investment strategy, the Company may enter into reverse repurchase agreements and dollar-roll transactions to increase the Company's investment return. The Company accounts for these transactions as secured borrowings, where the amount borrowed is tied to the market value of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar-rolls are similar to reverse repurchase agreements except that, with dollar-rolls, the repurchase involves securities that are only substantially the same as the securities sold. As of December 31, 2006 and 2005, there were $1,955,956 and $1,589,922, respectively, of such agreements outstanding. The collateral for these agreements is held in fixed maturities and short-term investments in the balance sheets.


        Deferred Policy Acquisition Costs ("DAC")
        Policy acquisition costs that vary with, and are primarily related to the production of new business, are deferred into the DAC asset to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, marketing, underwriting, and certain variable agency expenses. For traditional insurance policies, such costs are amortized over the estimated premium payment period of the related policies in proportion to the ratio of annual premium revenues to the total anticipated premium revenues. For interest sensitive policies, these costs are amortized over the lives of the policies in relation to the present value of actual and emerging gross profits, subject to regular evaluation and retroactive revision to reflect emerging experience. Recoverability of DAC is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.


        To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment to the amortization pattern of DAC or present value of future profits of acquired businesses had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized investment gains or losses on the available-for-sale securities.


        Deferred Sales Inducements ("DSI")
        The Company defers certain sales inducement costs into a DSI asset. Sales inducements are primarily premium bonuses and bonus interest on the Company's annuity products. AICPA Statement of Position 03-1 ("SOP 03-1"), provides guidance on accounting and reporting for certain sales inducements whereby capitalized costs are reported separately in the balance sheet and the amortization of the capitalized sales inducements is reported as a separate component of insurance benefits in the statements of income.


        Present Value of Future Profits of Acquired Businesses ("PVFP")
        The PVFP represents the portion of the purchase price of blocks of businesses that was allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits.


        Based on current conditions and assumptions as to future events, the Company expects to amortize $3,816, $3,708, $3,589, $3,441 and $2,212 of the existing PVFP over the next five years.


        Retrospective adjustments of these amounts are made periodically upon the revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.


        Policy Claims and Benefits Payable
        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future charges in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.


        Variable Life and Annuity Products
        A portion of the separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports this portion of its separate account assets at market value; the underlying investment risks are assumed by the contractholders. The Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the balance sheets. The Company records the fees earned for administrative and contractholder services performed for the separate accounts in other income of the statements of income.


        Bank Owned Life Insurance Products
        A portion of the separate accounts held by the Company relates to bank owned life insurance policies that are nonindexed with fixed guarantees. These amounts are subject to limited discretionary withdrawal at book value without a market value adjustment. The Company reports this portion of its separate account assets at book value; the underlying investment risks are assumed by the Company. The Company combines the assets and liabilities associated with this business into the respective assets and liabilities lines of the balance sheets in accordance with SOP 03-1.


        Dividends and Distributions
        Payment of dividends or other distributions are limited by statute, which is generally limited to the greater of the insurance companies' statutory net income or 10% of the insurance companies' statutory surplus, applied on an individual company basis.


        Federal Income Taxes

        The Company is a member of SEI's consolidated United States federal income tax group which includes Briggs Construction Equipment ,Inc., Briggs Equipment Mexico, Inc., Briggs Equipment Trust, Biggs ITD Corp., Cathedral Hill Hotel, Inc., CH Holdings, Inc., Consolidated Investment Services, Inc., Crestpark Holdings, Inc., Crestpark LP, Inc., GBH Venture Co, Inc., H2O Distributions, Inc., Herakles Investments, Inc., MH Flagship, Inc., MH Imports, Inc., Midland National Life Insurance Company, Mylon C Jacobs Supply CO., North American For Life & Health Insurance, North American Company For Life & Heath Insurance NY, Otter, Inc., Parkway Holdings, Inc., Parkway Mortgage , Inc., Sammons BW, Inc., Sammons Communications, Inc., Sammons Corporation , Sammons CTP, Inc., Sammons Distributions Holdings, Inc., Sammons Enterprises Inc., Sammons Financial Group, Inc., Sammons Income Properties, Inc., Sammons Power Development, Inc., Sammons Realty Corporation, Sammons Securities, Inc., Sammons Tours , Inc., Sammons Venture Properties ,Inc., Sammons VPC , Inc., SFG Reinsurance Company, The Grove Park Inn Resort, Inc., and TMIS Inc.. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.


        Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.


        Comprehensive Income
        Comprehensive income for the Company includes net income and other comprehensive income, which includes unrealized gains and losses on available-for-sale securities and the minimum pension liability. In addition, certain interest rate swaps are accounted for as cash flow hedges with the change in the fair value of the swap reflected in other comprehensive income.


2.      Recently Issued Accounting Standards

        Internal Replacement and Exchanges
        In September 2005, the Accounting Standards Executive Committee of the AICPA issued Statement of Position 05-1 ("SOP 05-1"), Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on the accounting for internal replacements of one insurance contract with another insurance contract. Under this guidance, the replacement of a contract with another that is substantially different from the original contract is deemed an extinguishment of the original contract. As such, all remaining unamortized deferred costs would be written off at the time of the exchange. An internal replacement that is deemed substantially the same as the original contract will be accounted for as a continuation of the original contract, that is all remaining unamortized deferred costs will remain. SOP 05-1 is effective for internal replacements occurring in periods beginning after December 15, 2006, with earlier application encouraged. The Company will implement SOP 05-1 in 2007 and is currently quantifiying the impact of adopting the new standard.


        Hybrid Financial Instruments
        In February 2006, FASB issued Statement No. 155, Accounting for Certain Hybrid Financial Instruments ("SFAS 155"), which is an amendment to SFAS 133 and SFAS 140. SFAS 155 modifies the accounting for certain derivatives embedded in other financial instruments by allowing them to be accounted for as a whole if the Company elects to account for the whole instrument on a fair value basis. SFAS 155 is effective for all financial instruments acquired, issued or subject to a remeasurement event occurring in fiscal years beginning after September 30, 2006. The Company is currently evaluating SFAS 155 but does not expect that it will have a material impact on the financial statements.


        Uncertain Tax Positions
        In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 creates a comprehensive model to address uncertainty in tax positions and clarifies the accounting for income taxes by prescribing the minimum recognition threshold an uncertain tax position is required to meet before being recognized in the financial statements. FIN 48 is effective beginning in 2007. The Company is evaluating FIN 48 but does not expect it to have a material impact on the consolidated financial statements.

        Fair Value Measurements
        In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value and establishes a framework for measuring fair value. SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the effect of SFAS 157.


        Defined Benefit and Other Retirement Plans
        In September 2006, the FASB issued SFAS No. 158, Employers Accounting for Defined Benefit and Other Retirement Plans-an amendment of FASB Statements Nos. 87, 88, 106 and 132 (R" ("SFAS 158"). SFAS 158 requires employers to recognize the overfunded or underfunded status of defined benefit pension and other postretirement benefit plans as an asset or liability in its financial statements. SFAS 158 is effective for fiscal years ending after December 15, 2006. An employer without publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The Company is still evaluating the impact of SFAS No. 158 on its financial condition and results of operations; however, preliminary calculations indicate that the Company may incur a decrease in its stockholder's equity of approximately $2.3 million in 2007 as a result of SFAS No. 158 adoption.


        Reclassification
        Certain items in the 2005 financial statements have been reclassified to conform to the 2006 presentation.


3.      Fair Value of Financial Instruments


        The carrying value and estimated fair value of the Company's financial instruments are as follows:


                                                December 31, 2006                        December 31, 2005
                                      ---------------------------------------  --------------------------------------
                                          Carrying             Estimated           Carrying            Estimated
                                            Value             Fair Value             Value            Fair Value
Financial assets
    Fixed maturities,
     available-for-sale                     $18,275,097          $18,275,097         $16,375,214         $16,375,214
    Equity securities,
     available-for-sale                         552,734              552,734             328,639             328,639
    Mortgage loans                              311,305              307,515             361,863             360,423
    Short-term investments                      382,545              382,545             161,971             161,971
    Derivatives                                 286,141              286,141             198,718             198,718
Financial liabilities
    Investment-type
     insurance contracts                     10,932,552            9,340,001           9,671,579           8,214,838





4.      Investments and Investment Income


        Fixed Maturity and Equity Security Investments
        The amortized cost, estimated fair value, gross unrealized gains, and gross unrealized losses of fixed maturities and equity securities classified as available-for-sale at December 31, 2006 and 2005, respectively, are as follows:



                                                                    December 31, 2006
                                        -------------------------------------------------------------------------
                                                                Gross             Gross            Estimated
                                            Amortized         Unrealized        Unrealized           Fair
                                              Cost              Gains             Losses             Value
Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 5,103,446         $ 52,277          $ 36,393         $ 5,119,330
    Corporate securities                        6,828,683           93,332            84,757           6,837,258
    Mortgage-backed securities                  6,153,421           71,169            39,100           6,185,490
    Other debt securities                         130,492            5,234             2,707             133,019
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities           18,216,042          222,012           162,957          18,275,097
Equity securities                                 537,194           17,772             2,232             552,734
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $18,753,236        $ 239,784         $ 165,189         $18,827,831
                                        ------------------  ---------------   ---------------  ------------------






                                                                    December 31, 2005
                                        -------------------------------------------------------------------------
                                                                Gross             Gross            Estimated
                                            Amortized         Unrealized        Unrealized           Fair
                                              Cost              Gains             Losses             Value
Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 3,693,359        $ 101,104          $ 26,083         $ 3,768,380
    Corporate securities                        7,202,829          117,826            96,137           7,224,518
    Mortgage-backed securities                  5,155,717           79,802            25,441           5,210,078
    Other debt securities                         164,807            7,681               250             172,238
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities           16,216,712          306,413           147,911          16,375,214
Equity securities                                 317,835           12,690             1,886             328,639
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $16,534,547        $ 319,103         $ 149,797         $16,703,853
                                        ------------------  ---------------   ---------------  ------------------



        The following table shows the Company's gross unrealized losses and fair value on its available-for-sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2006 and 2005, respectively, as follows:



                                                               December 31, 2006
                           --------------------------------------------------------------------------------------------
                               Less than 12 months              12 months or more            Total
                           -----------------------------   ----------------------------   -----------------------------
                               Fair         Unrealized         Fair        Unrealized         Fair         Unrealized
                               Value          Losses          Value          Losses          Value           Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,929,128      $  12,871       $ 814,373      $  23,522      $2,743,501       $  36,393
   Corporate securities        1,356,387         17,273       2,323,009         67,484       3,679,396          84,757
   Mortgage-backed
    securities                 1,075,399          7,606       1,221,709         31,494       2,297,108          39,100
   Other debt securities          53,452          2,059          12,882            648          66,334           2,707
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total fixed
            maturities         4,414,366         39,809       4,371,973        123,148       8,786,339         162,957
Equity securities                 47,554            834          67,726          1,398         115,280           2,232
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total available-
            for-sale          $4,461,920      $  40,643      $4,439,699      $ 124,546      $8,901,619       $ 165,189
                           --------------  -------------   -------------  -------------   -------------   -------------




                                                               December 31, 2005
                           --------------------------------------------------------------------------------------------
                               Less than 12 months              12 months or more            Total
                           -----------------------------   ----------------------------   -----------------------------
                               Fair         Unrealized         Fair        Unrealized         Fair         Unrealized
                               Value          Losses          Value          Losses          Value           Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,188,836      $  22,026       $ 171,676       $  4,057      $1,360,512       $  26,083
   Corporate securities        3,582,054         71,401         602,684         24,736       4,184,738          96,137
   Mortgage-backed
    securities                 1,385,768         16,562         364,330          8,879       1,750,098          25,441
   Other debt securities             896             12          12,701            238          13,597             250
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total fixed
            maturities         6,157,554        110,001       1,151,391         37,910       7,308,945         147,911
Equity securities                 59,269            754          28,832          1,132          88,101           1,886
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total available-
            for-sale          $6,216,823      $ 110,755      $1,180,223      $  39,042      $7,397,046       $ 149,797
                           --------------  -------------   -------------  -------------   -------------   -------------



        At December 31, 2006, the Company held approximately 3,114 positions in fixed income and equity securities. The above table includes 1,397 securities of 450 issuers at December 31, 2006. Approximately 98% of the unrealized losses on fixed maturities at December 31, 2006 were securities rated investment grade. Investment grade securities are defined as those securities rated AAA through BBB- by Standard & Poors. Approximately 2% of the unrealized losses on fixed maturities at December 31, 2006 were on securities rated below investment grade. The Company monitors the financial position and operations of the issuers rated below investment grade and certain investment grade securities in cases where the Company has concerns about credit quality. In determining whether an unrealized loss is other than temporary, the Company will consider factors such as business prospects, status of issuer industry, security ratings, size and length of time the security has been in an unrealized loss position and the Company's intent and ability to hold the security until it recovers its value. At December 31, 2006, fixed income and equity securities in an unrealized loss position had fair value equal to 99.9% of amortized cost. In a majority of the unrealized loss positions, the unrealized loss is due to increases in market interest rates or changes in credit spreads since the securities were acquired. At December 31, 2006, the Company has the ability and intent to hold the securities that are in an unrealized loss position until the fair value increases to amortized cost, which may be maturity. Therefore, the Company does not consider these securities to be other-than-temporarily impaired at December 31, 2006.


        As a result of the Company's review of other than temporary impairments of investment securities, the Company took write-downs of $1,347, $8,016, and $6,348 during 2006, 2005 and 2004, respectively. The 2006 write-downs were applicable to one issuer in the printing business. The Company believes the long-term prospects for the issuer are positive but recorded the write-down primarily due to the sales of securities of the same issuer at realized losses during 2006. In 2005 the Company took a write-down of $4,977 applicable to a Kamp Re catastrophe bond that became impaired as a result of Hurricane Katrina. The Company also took write-downs in 2005 for other than temporary impairments on two securities related to Northwest Airlines for $3,211. The Company considered these securities to be other than temporarily impaired due to the Chapter 11 bankruptcy filing by Northwest Airlines. The Company also recognized write-downs in 2004 on securities issued by various airlines of $5,941.


        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2006, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                      Amortized      Estimated
                                                         Cost        Fair Value

Due in one year or less                                $  47,291      $  52,894
Due after one year through five years                  1,527,474      1,535,538
Due after five years through ten years                 2,552,627      2,553,535
Due after ten years                                    7,935,229      7,947,640
Securities not due at a single maturity date
  (primarily mortgage-backed securities)               6,153,421      6,185,490
                                                   --------------  -------------
              Total fixed maturities                 $18,216,042    $18,275,097
                                                   --------------  -------------


        Midland National is a member of the Federal Home Loan Bank of Des Moines ("FHLB"). In order to maintain its membership, the Company was required to purchase FHLB equity securities that total $10,000 as of December 31, 2006. These securities are included in equity securities and are carried at cost. Resale of these securities is restricted only to FHLB. As a member of FHLB, the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount the Company can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. The Company has not utilized this facility since its inception.


        Investment Income and Investment Gains (Losses) Major categories of investment income are summarized as follows:



                                                                     2006               2005               2004

Gross investment income
    Fixed maturities                                             $ 904,843          $ 796,652          $ 668,442
    Equity securities                                               37,361             20,836             19,064
    Mortgage loans                                                  22,362             25,836             31,102
    Policy loans                                                    20,640             20,028             19,852
    Short-term investments                                          20,836              8,037              5,483
    Other invested assets                                           41,681             29,273             17,624
                                                           ----------------   ----------------   ----------------
              Total gross investment income                      1,047,723            900,662            761,567
Value received on option maturities                                203,712            125,330            215,244
Less:  Amortization of options                                     168,727            134,582            108,179
Less:  Investment expenses                                         129,268             79,758             40,979
                                                           ----------------   ----------------   ----------------
              Net investment income                              $ 953,440          $ 811,652          $ 827,653
                                                           ----------------   ----------------   ----------------


        Included in gross investment income from equity securities in 2004 is $867 of income related to a common stock trading program the Company initiated in 2003. Under this program, the Company purchased a common equity security and simultaneously wrote a covered call option on the security. The Company received any common equity dividend and subsequently disposed of the common equity by terminating or expiring the written call option and selling the equity security or the covered call option was exercised. In addition, the Company purchased S&P 500 and other equity specific put options to hedge against a significant drop in the equity securities market. There were no outstanding equity or option positions related to this trading program at December 31, 2004 and the trading program was not utilized during 2005 or 2006. For the year ended December 31, 2004, gross investment income from these activities consisted of the following:


Dividends                                                       $  2,278
Covered call option premiums                                      29,142
Loss on disposal of equity securities                            (35,983)
Put option income                                                  5,430
                                                         ----------------
              Net impact on gross investment income              $   867
                                                         ----------------



        The major categories of realized investment gains (losses) reflected in the statements of income are summarized as follows:


                                                                2006                 2005                 2004

Fixed maturities                                                 $ (28,021)           $   (31,550)         $ (26,492)
Equity securities                                                   (1,478)                 3,786              2,577
Mortgage loans                                                       2,300                    515               (835)
Gain on termination of swaps                                           481                    299              4,537
Other                                                                  552                    706             16,299
                                                           ----------------   --------------------   ----------------
              Net investment losses                              $ (26,166)           $   (26,244)         $  (3,914)
                                                           ----------------   --------------------   ----------------

        Included in realized investment gains (losses) on the fixed maturities in 2006 are gains of $9,147 related to preliminary recoveries in 2006 from WorldCom, Inc. The Company sold its investments in WorldCom, Inc. in 2002 and recorded a pre-tax loss of $18,119. The preliminary recovery is the result of a federal securities law class action brought on behalf of WorldCom, Inc. securities purchasers against various parties involved with WorldCom, Inc. The Company anticipates a further recovery in 2007, but does not have an estimate of the amount.


        During 2004, the Company received liquidation proceeds from a limited partnership resulting in a realized gain of $14,975. The primary partnership asset was a commercial office complex. The realized gain from this partnership distribution is included in the other category in the above table.


        During 2006, 2005 and 2004 the Company terminated interest rate swaps in situations where the underlying hedged assets were either called or sold. These swaps were previously accounted for as effective cash flow hedges and the proceeds from termination are reflected as realized gains or losses. In 2006, 2005 and 2004, the Company terminated effective cash flow interest rate swaps with notional amounts of $116,500, $72,389 and $130,535 and realized net gains on the terminations of $481, $299 and $4,537, respectively.


        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (prior to gains (losses) ceded and excluding maturities, calls and prepayments) during 2006, 2005 and 2004 were as follows:



                                      2006                            2005                           2004
                         -------------------------------  ----------------------------   ----------------------------
                               Fixed           Equity          Fixed          Equity          Fixed          Equity
                             Maturities      Securities      Maturities     Securities      Maturities     Securities

Proceeds from sales        $ 11,022,004       $ 855,462     $8,635,952      $ 130,345      $4,320,894    $ 1,256,949
Gross realized gains             27,994           3,591         33,449          2,449          19,764         12,856
Gross realized (losses)         (78,699)         (4,724)       (56,323)          (604)        (44,761)       (49,127)




        Credit Risk Concentration
        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investment in one entity which exceeded 10% of the Company's stockholder's equity at December 31, 2006.


        Variable Interest Entities
        In January 2003, the FASB issued Financial Interpretation No. 46 (revised December 2003) ("FIN 46(R)"), "Consolidation of Variable Interest Entities." Under FIN 46(R), a company is required to consolidate a variable interest entity ("VIE") if the company is the primary beneficiary of the VIE. A VIE is defined as an entity whose equity investors do not have a controlling financial interest or do not have sufficient capital at risk for the entity to finance its activities without additional financial support from other parties. A company is deemed to be the primary beneficiary of a VIE if it expects to absorb a majority of the entities losses or receive a majority of the VIE's residual returns, or both.


        As of December 31, 2006, the Company has investments in limited partnerships and private equity investments that are reviewed to determine if any are variable interest entities. Some of these investments are VIE's, but in each case the Company has determined it is not the primary beneficiary. In accordance with FIN 46(R) guidance, the Company will continue to evaluate its position in the future as circumstances may change and the entity could be determined to be a VIE and the Company could become a primary beneficiary, in which case the Company would consolidate the variable interest entity into its financial statements.


        Other
        At December 31, 2006 and 2005, securities amounting to $3,136 and $3,370, respectively, were on deposit with regulatory authorities as required by law. The securities are primarily fixed maturity securities carried at market value. These consist of fixed maturity securities reported in the balance sheets at fair value and have an amortized cost of $3,133 and $3,319, respectively.


5.      Derivative Instruments and Hedging Activities


        Index Options
        The Company uses various derivative instruments to manage its exposure to interest rate risk and to meet its policy guarantee obligations. The Company has approximately $4,954,536 of annuity and universal life policy account value as of December 31, 2006 (net of $1,959,989 annuities ceded to an unrelated reinsurer) that provide for a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases over-the-counter index options that compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as other invested assets and derivatives and amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as a gain (loss) on derivatives in the statements of income. When the option matures, any value received by the Company is reflected as investment income ($203,712, $125,330 and $215,244 in 2006, 2005 and 2004, respectively)
        offset by the amount credited to the policyholder ($190,534, $121,710 and $201,572 in 2006, 2005 and 2004, respectively).


        The following relates to the options owned as of December 31:


                                            2006                2005

Notional amount                          $4,993,814          $4,088,922
Amortized cost                              131,373             105,001
Estimated fair value                        285,016             181,418


        The Company has two coinsurance with funds withheld reinsurance agreements with an unaffiliated reinsurer that fall under the guidance of SFAS No. 133 Implementation Issue No. B36. Under this pronouncement, the Company's reinsurance agreements contain embedded derivatives that require bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the credit worthiness of the Company. The embedded derivatives contained in the funds withheld liability are similar to a total return swap since the Company cedes the total return on a designated investment portfolio to the outside reinsurer. This liability is netted in the consolidated balance sheets in reinsurance receivables. The reinsurer assumes the interest credited to the policyholders on the policies covered by the treaties, which interest is relatively fixed. The Company has developed models based on the expected cash flows of the ceded annuity business to estimate the fair value of the policy liabilities. The value of the derivatives embedded in the funds withheld coinsurance agreements is equal to the difference between the fair value of the assets in the portfolio designated under the coinsurance agreements and the fair value of the policy liabilities estimated from the cash flow models. The net change in the reported value of the embedded derivatives during 2006 and 2005 was ($18,703) and $1,777, respectively, and is reported in net gains (losses) on derivatives in the statements of income.


        SFAS No. 133 requires that the fair value changes of the derivatives embedded in equity indexed products and the coinsurance with funds withheld reinsurance agreements be reflected in the statements of income. This impact is reported as net gains (losses) on derivatives. The following summarizes the impact of these derivatives as reflected in the statements of income:



                                                             2006                2005               2004

Change in investment values                                 $  77,227          $  (29,602)        $  (30,942)
Change in liability values                                    (38,485)            102,648             22,879
                                                    ------------------  ------------------ ------------------
Change in derivative/option
 values                                                        38,742              73,046             (8,063)
Offset to DAC                                                 (19,546)            (36,924)             4,299
Offset to DSI                                                 (11,127)            (13,856)             1,625
Offset to federal income taxes                                 (7,333)             (7,447)               568
                                                    ------------------  ------------------ ------------------
Net impact                                                   $    736           $  14,819         $   (1,571)
                                                    ------------------  ------------------ ------------------



        The fair value of the investment in over-the-counter index options is based upon internal financial models or counterparty quoted market prices. The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using the current risk free rate consistent with the duration of the liability. This value is then compared to the carrying value of the liability to calculate any gain or loss that is reflected in the statements of income as gains (losses) on derivatives. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the DAC and DSI, an adjustment to the amortization of DAC and DSI is made.


        Cash Flow Hedges
        The Company has a number of investments which pay interest on a variable rate tied to a major interest rate index. The Company has entered into interest rate swaps that effectively convert the variable cash flows to fixed over the life of the swaps. These swaps pay the Company fixed rates while the Company is obligated to pay variable rates. The swaps are part of the Company's overall risk and asset-liability management strategy to reduce the volatility of cash flows and provide a better match to the characteristics of the Company's liabilities. These swaps are accounted for as cash-flow hedges and are reported at fair value in the balance sheets with changes in fair value reported as a component of other comprehensive income for the effective portion of the hedge. The cash-flow hedge swaps have stated maturities of 2025 to 2026. Periodic cash flow interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.


        The following table summarizes the cash flow hedge interest rate swaps:



                                                            2006                  2005

Notional amounts                                          $ 125,810             $ 280,960
Fixed rates to receive (range)                         5.49% to 5.74%      4.85% to 6.04%
Current variable rates to pay (range)                  5.36% to 5.55%      4.24% to 4.65%




                                                           2006                   2005                  2004

Change in swaps values                                  $  (6,782)             $  (5,446)              $   394
Offset to DAC                                               4,299                  2,914                  (228)
Offset to DSI                                                 331                    901                   (41)
Offset to federal income taxes                                753                    571                   (44)
                                                 -----------------      -----------------     -----------------
              Impact to other
               comprehensive
               income (loss)                            $  (1,399)             $  (1,060)              $    81
                                                 -----------------      -----------------     -----------------

        Fair Value Hedges
        The Company has entered into interest rate swap agreements that pay a variable rate of interest to the Company and the Company pays a fixed rate of interest to the counterparty. These swaps hedge the fair value of specific available-for-sale fixed income securities and are important components of the Company's asset-liability management. It is anticipated that changes in the fair values of the fixed income securities due to changes in interest rates will be offset by a corresponding opposite change in the fair values of the interest rate swaps. These swaps are considered effective hedges and are reported in the balance sheets at fair value with the changes in fair value of the swaps and hedged available-for-sale fixed income investments reported as components of gains (losses) on derivatives in the statements of income. The fair value hedge swaps have stated maturities ranging from 2008 to 2011. Periodic fair value interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals. The following table summarizes the fair value interest rate swaps and hedged available-for-sale fixed income securities:


                                                    2006            2005

Notional amounts                                    $   68,232     $   185,468
Fixed rates to pay (range)                       3.20% to 4.45%  3.06% to 4.45%
Current variable rates to receive (range)        5.36% to 5.61%  3.82% to 4.58%


Change in fair value of swaps                       $    1,350      $    6,130
Change in fair value of hedged bonds                      (615)         (6,102)
                                                 --------------  --------------
   Net change in fair value hedges                         735              28
Offset to DAC                                             (485)            163
Offset to DSI                                              (10)           (176)
Offset to federal income taxes                             167              (5)
                                                 --------------  --------------

Impact to net gains (losses)
  on derivatives                                     $     407        $     10
                                                 --------------  --------------



        The Company had no fair value hedges during 2004.


        Other Derivatives
        The Company has also entered into interest rate and credit default swap agreements to help manage its overall exposure to interest rate changes and credit events. These swaps do not hedge specific assets or liabilities and as such are not accounted for as effective hedges. Included in the non-hedge swaps are credit default swaps where the Company is a protection provider (notional of $40,000 and fair value of $443 at December 31, 2006) and a protection buyer (notional of $25,000 and fair value of ($346) at December 31, 2006). In accordance with SFAS 133, these swaps are reported at fair value in the balance sheets and changes in the fair value are reported as a component of net gains (losses) on derivatives in the statements of income. The non-hedge swaps have stated maturities ranging from 2007 to 2014. Periodic interest swap settlements and current period changes in the swap accruals for these non-hedge swaps are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals. The following table summarizes the interest rate and credit default swaps not accounted for as effective hedges:



                                                                                        2006                   2005

Notional amounts                                                                        $   84,081            $   284,710
Fixed rates to pay interest rate swaps (range)                                       4.20% to 5.25%         3.06% to 4.46%
Current variable rates to receive interest rate swaps (range)                        5.35% to 5.66%         4.03% to 4.37%
Credit default swaps, receive                                                            0.75%                   N/A
Credit default swaps, pay                                                            0.22% to 0.25%              N/A

Change in fair value of swaps not accounted for
   as hedges                                                                            $    2,703             $    5,604
Ineffective portion of cash flow swaps                                                          86                    (86)
Offset to DAC                                                                                 (855)                  (222)
Offset to DSI                                                                                 (437)                  (186)
Offset to federal income taxes                                                                (775)                (1,788)
                                                                              ---------------------  ---------------------

Impact to net gains (losses)
  on derivatives                                                                         $     722             $    3,322
                                                                              ---------------------  ---------------------




        The Company had no other derivatives during 2004.


        The Company generally limits its selection of counterparties that are obligated under its derivative contracts to those within the "A" credit rating or above. Entering into such agreements from financial institutions with long-standing performance records minimizes the risk. The amounts of such exposure are essentially the net replacement cost or market value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution. Collateral posted by counterparties at December 31, 2006 and 2005, applicable to all derivative investments was $267,542 and $129,356, respectively, and is reflected in the balance sheets in short-term investments. The obligation to repay the collateral is reflected in the balance sheets in repurchase agreements and collateral on derivatives.


6.      DAC, DSI and PVFP


        Policy acquisition costs of new and acquired business deferred and amortized for the years ended December 31 are as follows:



                                                                   2006               2005               2004


DAC, beginning of year                                          $1,198,367         $1,019,716         $1,013,898
Commissions deferred                                               218,882            200,252            198,959
Underwriting and acquisition expenses deferred                      36,418             29,538             23,317
Effect of change in accounting - DIG B36                                 -                  -              3,662
Change in offset to unrealized losses (gains)                       54,707            128,199           (108,864)
Reclassification to deferred sales inducements                           -             (3,939)                 -
Reclassification to policy benefit reserves                              -             (3,682)                 -
Amortization related to operations                                (142,048)          (129,341)          (114,747)
Amortization related to SFAS No. 133                               (24,837)           (42,376)             3,491
                                                           ----------------   ----------------   ----------------
DAC, end of year                                                $1,341,489         $1,198,367         $1,019,716
                                                           ----------------   ----------------   ----------------



        The composition of DSI for the years ended December 31 is summarized below:



                                                                     2006               2005               2004

DSI, beginning of year                                             $ 354,330          $ 275,863          $ 219,470
Sales inducements costs deferred                                     103,768             97,997             99,767
Change in offset to unrealized losses (gains)                          6,344             19,292            (22,298)
Reclassification from deferred acquisition costs                           -              3,939                  -
Amortization related to operations                                   (31,086)           (26,764)           (23,510)
Amortization related to SFAS No. 133                                 (18,811)           (15,997)             2,434
                                                            -----------------  -----------------  -----------------
DSI, end of year                                                   $ 414,545          $ 354,330          $ 275,863
                                                            -----------------  -----------------  -----------------



        The composition of the PVFP for the years ended December 31 is summarized below:



                                                                   2006               2005               2004

PVFP, beginning of year                                          $  39,017          $  43,254          $  48,502
Amortization                                                        (4,888)            (4,237)            (5,248)
                                                           ----------------   ----------------   ----------------
PVFP, end of year                                                $  34,129          $  39,017          $  43,254
                                                           ----------------   ----------------   ----------------



7.      Reinsurance


        The Company is involved in both the cession and assumption of life and annuity reinsurance with other companies. Reinsurance premiums and deposits on investment contracts and claims and investment contract withdrawals ceded and assumed for the years ended December 31 are as follows:


                                                   2006                           2005                           2004
                                       ----------------------------   ----------------------------   ----------------------------
                                          Ceded          Assumed         Ceded         Assumed          Ceded         Assumed

Premiums and deposits
   on investment contracts              $830,945         $  738        $915,666         $  508        $812,718        $ 3,115
Claims and investment
   contract withdrawals                  142,039          4,493         107,737         (3,018)        111,320          2,699



        The Company generally reinsures the excess of each individual risk over $1,000 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally only reinsures with companies rated "A" or better by A.M. Best.


        In addition to the risk reinsurance described above, the Company is also party to two funds withheld coinsurance agreements with a third-party reinsurer. These are indemnity agreements that cover 50% of substantially all policies issued from January 1, 2002 through March 31, 2005 and 60% of substantially all policies issued since April 1, 2005 of specific annuity plans. In these agreements, the Company agrees to withhold, on behalf of the assuming company, assets equal to the Statutory reserve associated with these policies. The Company has netted the funds withheld liability of $2,798,108 and $2,173,195 against the reserve credits of $3,353,334 and $2,647,413 in the reinsurance receivables line in the December 31, 2006 and 2005 balance sheets, respectively. These agreements increased (decreased) the following financial statement lines as follows:



                                                                           2006             2005             2004

Assets
    Other invested assets and derivatives                                  $    -           $    -         $ 14,172
    DAC                                                                  (329,633)        (271,855)        (188,875)
    DSI                                                                  (253,859)        (200,230)        (131,579)
    Reinsurance receivables                                               614,434          504,019          337,715
Liabilities
    Other liabilities                                                         868            2,385            2,250
Revenues
    Interest sensitive life and investment product charges                 (7,846)          (4,662)          (2,564)
    Net investment income                                                (149,870)         (98,968)         (77,389)
Benefits and expenses
    Benefits incurred                                                        (246)            (197)            (157)
    Interest credited to policyholder account balances                    (99,357)         (66,791)         (57,275)
    Operating expenses                                                     (2,235)          (2,255)            (898)
    Amortization of DAC                                                   (25,482)         (15,596)         (11,003)
    Amortization of DSI                                                   (18,642)         (11,254)          (6,532)





        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported gross of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.


8.      Accumulated Other Comprehensive Income


        The components of accumulated other comprehensive income (loss) are as follows:



                                                                                                 2006               2005

Net unrealized gain - available-for-sale securities                                           $  80,103          $ 174,787
Net unrealized (loss) gain - other invested assets and derivatives                               (1,129)             5,653
DAC                                                                                             (44,492)           (99,199)
DSI                                                                                              (7,583)           (13,927)
Deferred income taxes                                                                            (9,415)           (23,560)
                                                                                        ----------------   ----------------
                                                                                                 17,484             43,754
Minimum pension liability (net of tax $2,510 and $2,861)                                         (4,661)            (5,313)
                                                                                        ----------------   ----------------
              Accumulated other comprehensive income                                          $  12,823          $  38,441
                                                                                        ----------------   ----------------




        The following table sets forth the changes in each component of accumulated other comprehensive income (loss).



                                                                         2006               2005               2004

Unrealized holding (losses) gains arising in the
 current period
     Fixed maturities                                                 $ (127,441)        $ (255,330)         $ 157,153
     Equity securities                                                     3,258             (2,424)             3,409
     Other invested assets - interest rate swaps                          (6,782)            (5,446)               394
     Less:  Reclassification adjustment for
      losses released into income                                         29,499             27,764             23,915
     Less:  Impact of DAC                                                 54,707            128,199           (108,864)
     Less:  Impact of DSI                                                  6,344             19,292            (22,298)
     Less:  Impact of deferred income taxes                               14,145             30,781            (18,798)
                                                                -----------------  -----------------  -----------------
                                                                         (26,270)           (57,164)            34,911
     Less:  Minimum pension liability impact                                 652             (1,638)            (2,920)
                                                                -----------------  -----------------  -----------------
         Net other comprehensive (loss) income                         $ (25,618)         $ (58,802)         $  31,991
                                                                -----------------  -----------------  -----------------



        The unrealized investment gain (loss) on available-for-sale securities and other invested assets and derivatives is adjusted by DAC, DSI and deferred income taxes and is included in the statement of stockholder's equity.


9.        Income Taxes


        The significant components of the provision for income taxes are as follows:


                                                                 2006               2005               2004

Current                                                          $  68,577          $  69,493          $ 108,015
Deferred                                                            12,326               (486)           (49,697)
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  80,903          $  69,007          $  58,318
                                                           ----------------   ----------------   ----------------



        The components of the federal income tax asset as of December 31 are as follows:



                                                                  2006               2005

Net deferred income tax asset                                   $  144,253        $  142,785
Income taxes currently receivable                                    1,331             8,102
                                                           ----------------   ----------------
              Federal income tax asset                          $  145,584        $  150,887
                                                           ----------------   ----------------



        Significant temporary differences include depreciation, investments, present value of future profits of acquired businesses, deferred acquisition costs, deferred sales inducements and future policy benefits and policy claims.


        The difference between the provision for income taxes attributable to income before income taxes and the amounts that would be expected using the U.S. Federal statutory income tax rate of 35% are as follows:



                                                                    2006               2005               2004

At statutory federal income tax rate                             $  83,027          $  76,287          $  58,836
Dividends received deductions                                         (835)              (721)              (575)
Other, net                                                          (1,289)            (6,559)                57
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  80,903          $  69,007          $  58,318
                                                           ----------------   ----------------   ----------------



        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:



                                                                                        2006               2005

Deferred income tax assets
    Policy liabilities and reserves                                                      $ 667,470          $ 625,386
    Other, net                                                                               6,778             22,860
                                                                                  -----------------  -----------------
              Total deferred income tax assets                                             674,248            648,246
                                                                                  -----------------  -----------------
Deferred income tax liabilities
    Investments                                                                            (10,364)           (54,287)
    Present value of future profits of acquired business                                   (11,945)           (13,656)
    Deferred policy acquisition costs and deferred sales inducements                      (507,686)          (437,518)
                                                                                  -----------------  -----------------
              Total deferred income tax liabilities                                       (529,995)          (505,461)
                                                                                  -----------------  -----------------
              Net deferred income tax asset                                              $ 144,253          $ 142,785
                                                                                  -----------------  -----------------



        In assessing the realizability of deferred tax assets, management considers whether it is more likely than not, that some portion or all of the deferred tax assets will not be realized. Based on management's analysis of the realization of deferred tax assets, it is management's opinion that the Company will have sufficient future taxable income to realize all of the deferred tax assets at December 31, 2006 and 2005, and no valuation allowance is necessary.


        Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in special "policyholders' surplus" memorandum account. The "American Jobs Creation Act of 2004" was signed into law in 2004 and provided distributions during 2006 and 2005 would be made from the policyholders' surplus memorandum account and repeals the incremental federal income taxes applicable to such distributions during those years. The Company made dividend distributions during 2006 and 2005 sufficient to exhaust the memorandum account and accordingly, the Company no longer has a special "policyholders' surplus" memorandum account.


10.     Statutory Financial Data and Dividend Restrictions


        Midland National is domiciled in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


        Generally, the net assets of an Iowa domiciled insurance company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by the Company during any 12-month period, without prior approval of the Iowa insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The Company paid dividends of $47,200, $45,000 and $41,000 in 2006, 2005 and 2004, respectively.
        Dividends payable in 2007 up to approximately $155,000 will not require prior approval of regulatory authorities.


        The statutory net income of the Company for the years ended December 31, 2006, 2005 and 2004, is approximately $155,000, $187,000 and $95,000, respectively, and reported capital and surplus at December 31, 2006, 2005 and 2004, is approximately $1,020,000, $965,000 and $811,000, respectively, in accordance with statutory accounting principles.


11.     Employee Benefits


        The Company participates in a noncontributory defined benefit pension plan sponsored by SEI that covers certain full-time employees. Effective in December 31, 2004, the plan sponsor approved a plan amendment to freeze the participants' accounts of the noncontributory defined benefit pension plan, which had the effect of establishing each participant's earned accrued benefit as of December 31, 2004. In addition, the participants' benefits shall be payable pursuant to the terms of the Plan to the extent each participant is or becomes 100% vested in such accrued benefits.


        In addition, the Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through health and welfare benefit plans.


        The following table summarizes the benefit obligations, the funded status of and other additional information related to these plans as of December 31, 2006 and 2005. The pension benefits amounts reflect an allocation of the Company's portion of the SEI plans. The Company's postretirement benefit plan is not funded; therefore, it has no plan assets.



                                                                   Pension Benefits            Other Benefits
                                                                  --------------------    ---------------------
                                                                     2006       2005         2006        2005
Obligation and funded status
Accumulated benefit obligation at December 31                     $ 31,733    $ 30,931    $ 12,983    $ 11,131
Fair value of plan assets at December 31                            27,563      22,924           -           -
                                                                  ---------   --------    ---------    --------
Funded status at December 31 $                                      (4,170)   $ (8,007)   $ (12,983)  $ (11,131)
                                                                  ---------   --------    ---------    --------
Accrued benefit liability recognized
in financial statements                                           $ (4,170)   $ (8,007)   $ (9,370)   $ (8,136)
                                                                  ---------   --------    ---------    --------
Pension Benefits Other Benefits
Additional minimum pension liability
Additional minimum liability
Decrease (increase) in minimum liability                          $ 5 ,313    $ 4 ,661    $       -   $       -
included in other comprehensive income,
net of taxes $851 and ($882)                                           652      (1,638)           -           -


Actuarial assumptions
Weighted-average assumptions, used to
determine benefit obligations as of
December 31
    Discount rate                                            5.75%           5.50%             5.75%           5.50%
    Rate of compensation increase                             N/A             N/A               N/A             N/A

Weighted-average assumptions used
 to determine net costs
 as of December 31
    Discount rate                                             5.50%           5.50%            5.50%           5.50%
    Expected return on plan assets                            7.50%           8.25%            N/A                 -
    Rate of compensation increase                             N/A             N/A              N/A                 -



                                         Pension Benefits                        Other Benefits
                                    --------------------------------    ---------------------------------
                                    2006         2005         2004        2006        2005        2004
Additional information
Net periodic benefit costs          $  243       $ 508      $ 3,031     $ 1,543     $ 1,188     $ 1,205
Employer contributions               2,591           -        4,544         300         295         373
Employee contributions                   -           -            -         107         114          55
Benefit payments                       322         311          300         407         409         429




        For measurement purposes, a 10% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2006. The rate was assumed to decrease gradually each year to 4.50% in 2012 and remain at that level thereafter.


        The measurement date for the plan was January 1, 2006.


        The defined benefit pension plan asset allocation as of the measurement date and target asset allocation, presented as a percentage of total plan assets, were as follows:



                            2006       Target

  Debt securities            61%         55%
  Equity securities          26%         45%
  Other, including cash      13%          0%
                          -------      -------
  Total                     100%        100%
                          -------      -------

        It is the plan sponsor's policy to invest pension plan assets in a diversified portfolio consisting of an array of assets matching the target asset allocations above. The investment risk of the assets is limited by appropriate diversification both within and between asset classes. The assets are managed with a view to ensuring that sufficient liquidity will be available to meet the expected cash flow requirements of the plan.


        The Company expects to contribute $2,462 to the pension plan in 2007.


        The following estimated future benefit payments, which reflect expected future service, as appropriate, are expected to be paid in the years indicated:


                                  Pension             Other
                                  Benefits           Benefits

    Year ending December 31,
    2007                         $   408           $   581
    2008                             521               612
    2009                             610               627
    2010                             718               672
    2011                             883               713
    2012-2016                      7,221             4,484


        The Company also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") sponsored by SEI, which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 2006, 2005 and 2004 were $6,634, $4,690 and $2,576, respectively. The expense for 2006, 2005 and 2004 was $6,026, $7,039 and $3,120, respectively. All contributions to the ESOP are held in trust.


        Impact of Medicare Modernization Act on Postretirement Benefits
        The FASB issued FASB Staff Position ("FSP") FAS 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP FAS 106-2") in 2004. FSP FAS 106-2 provides guidance on accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Modernization Act"). The Modernization Act provides, among other things, a federal subsidy to plan sponsors who maintain postretirement health care plans that provide prescription drug benefits and meet certain equivalency criteria.


        The Company has determined that, for the majority of the plan participants, the drug benefits provided by its existing postretirement health plan are actuarially equivalent to the new Medicare benefit, and as a result the Company is eligible for the government subsidy. Accordingly, the plan's accumulated postretirement benefit obligation was reduced by approximately $699 upon the adoption of this new guidance in 2005. This reduction was treated as a deferred experience gain, which will be amortized as a reduction of net periodic postretirement cost (approximately $82 in 2006 and $49 in 2005) over a period of approximately 15.5 years, the average remaining service period of participating employees expected to receive benefits under the plan. For the year ended December 31, 2006 and 2005, the gains produced by recognition of the Modernization Act reduced net periodic postretirement cost by approximately $227 and $153, respectively.


12.     Commitments and Contingencies


        Lease Commitments
        The Company leases certain equipment and office space. Rental expense on operating leases amounted to $4,741, $4,016 and $4,035 for the years ended December 31, 2006, 2005 and 2004, respectively. The approximate future minimum lease payments under non-cancellable leases at December 31, 2006, are $2,592 in 2007; $2,500 in 2008; $2,563 in 2009; $2,158 in
        2010; $2,228 in 2011 and $8,815 thereafter.


        Other Contingencies
        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


        In the ordinary course of their business operations, life insurance and financial services companies are increasingly involved in individual consumer and class action litigation in connection with the sale of their products which has resulted in the award of judgments, including punitive and non-economic compensatory damages.


        The Company, like other financial service companies, is involved in various legal actions and in arbitration related to the normal course of its business, in which claims for compensatory and punitive damages are asserted. Although the outcome of any such litigation cannot be predicted, the Company believes that at the present time there are no pending or threatened legal actions that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of the Company.


        Limited Partnership Commitments
        At December 31, 2006 and 2005, the Company had outstanding capital commitments to limited partnerships of $145,219 and $109,140, respectively


        Private Placement Bond Funding Commitments
        The Company makes funding commitments to various private placement bond issuers. As of December 31, 2006 and 2005, the Company had $113,998 and $61,725, respectively, of outstanding private placement bond funding commitments.


13.     Other Related Party Transactions


        The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefits and management services. The Company was charged $11,040, $9,600 and $9,336 in 2006, 2005 and 2004, respectively, related to these contracts.


        The Company pays investment management fees to an affiliate, The Guggenheim Group, L.L.C. The Company was charged $21,247, $23,195 and $19,113 in 2006, 2005 and 2004, respectively. The fee is calculated based on the average fair value of invested assets under management times a contractual rate. The contractual rate was reduced by approximately 20% effective April 1, 2006.


        Midland National provided certain insurance and noninsurance services to North American and NANY for which it was reimbursed $5,683, $10,408 and $9,516 in 2006, 2005 and 2004, respectively, for the costs incurred to render such services.


        The Company pays sales commissions to Sammons Securities, Inc. ("SSI"), a broker-dealer company, associated with the variable life and annuity premiums placed with the Company's separate account funds and other fixed annuity product sales. The Company incurred commissions of approximately $1,035, $651 and $481 in 2006, 2005 and 2004, respectively, related to SSI sales.


        The Company holds a mortgage loan on the property of an indirect affiliate, The Grove Park Inn. The balance of the loan was $30,787 and $31,972 as December 31, 2006 and 2005, respectively. The Company earned interest income on the loan of $2,050, $2,124, $2,193 in 2006, 2005, and 2004, respectively.

Midland National Life
Insurance Company
Separate Account A
Financial Statements
December 31, 2006 and 2005

Midland National Life Insurance Company
Separate Account A
Index
-----------------------------------------------------------------------------------------------------------------


                                                                                                          Page(s)


Report of Independent Registered Public Accounting Firm.........................................................1


Financial Statements


Statements of Assets and Liabilities, Operations and Changes in Net Assets...................................2-44


Notes to Financial Statements...............................................................................45-57


PricewaterhouseCoopers LLP
800 Market St.
St Louis MO 63101-2695
Telephone (314) 206 8500
Facsimile (314) 206 8514
www.pwc.com



                   Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholder of
Midland National Life Insurance Company and
Policyholders of the Midland National Life
Insurance Company Separate Account A



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations, changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the Midland National Life Insurance Company Separate Account A (which includes the Fidelity Variable Insurance Products Fund I, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the MFS Variable Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger American Fund, the AIM Variable Insurance Funds, the LEVCO Series Trust, the Van Eck Worldwide Insurance Trust, the PIMCO Variable Insurance Trust, the Goldman Sachs Variable Insurance Trust, Neuberger Berman Advisors Management Trust, and the Premier VIT subaccount thereof) at December 31, 2006, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2006, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. Those financial statements are the responsibility of Midland National Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of securities owned as of December 31, 2006 with the custodian, provide a reasonable basis for our opinion.


\s\

April 19, 2007


Midland National Life Insurance Company
Separate Account A
Accumulated Total for All Portfolios
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                        $   6,375,469
     (cost $422,146,776)              $ 484,679,464       Capital gains distributions               17,114,476
                                                                                                 --------------

LIABILITIES                                       -                                                 23,489,945
                                      --------------
                                                        Expenses
NET ASSETS                            $ 484,679,464       Administrative expense                       113,955
                                      --------------
                                                          Mortality and expense risk                 3,941,787
                                                                                                 --------------

                                                      Net investment income                         19,434,203

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments           31,038,054
                                                        Net unrealized appreciation on
                                                         investments                                 1,474,427
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                 $ 51,946,684
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                   $ 417,373,810  $ 361,492,484

Net increase in net assets resulting from operations                                 51,946,684     30,732,245

Capital shares transactions
   Net premiums                                                                      80,027,542     78,166,106
   Transfers of policy loans                                                         (5,741,336)    (5,334,804)
   Transfers of cost of insurance                                                   (29,092,487)   (27,826,858)
   Transfers of surrenders                                                          (20,363,349)   (16,526,195)
   Transfers of death benefits                                                       (1,122,625)      (669,776)
   Transfers of other terminations                                                   (7,000,170)    (1,434,696)
   Interfund and net transfers to general account                                    (1,348,605)    (1,224,696)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                      15,358,970     25,149,081
                                                                                  -------------- --------------

Total increase in net assets                                                         67,305,654     55,881,326
                                                                                  -------------- --------------

Net assets at end of year                                                         $ 484,679,464  $ 417,373,810
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           2

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Money Market Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    347,642
     8,478,456 shares (cost $8,578,456) $ 8,578,456       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                    347,642
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,578,456       Administrative expense                         2,096
                                      --------------
                                                          Mortality and expense risk                    64,593
                                                                                                 --------------

                                                      Net investment income                            280,953

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments                    -
                                                        Net unrealized appreciation on
                                                         investments                                         -
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 280,953
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 6,105,579  $   5,561,712

Net increase in net assets resulting from operations                                    280,953        122,918

Capital shares transactions
   Net premiums                                                                       1,839,249      2,951,132
   Transfers of policy loans                                                            (72,775)      (272,207)
   Transfers of cost of insurance                                                      (635,737)      (624,300)
   Transfers of surrenders                                                             (217,121)      (439,090)
   Transfers of death benefits                                                           (8,673)        (1,588)
   Transfers of other terminations                                                   (3,053,254)        (5,808)
   Interfund and net transfers to general account                                     4,340,235     (1,187,190)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       2,191,924        420,949
                                                                                  -------------- --------------

Total increase in net assets                                                          2,472,877        543,867
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,578,456  $   6,105,579
                                                                                  -------------- --------------




       The accompanying notes are an integral part of these financial statements.

                                           3

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I High Income Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    486,310
     1,028,217 shares (cost $6,652,141) $ 6,529,175       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                    486,310
                                      --------------
                                                        Expenses
NET ASSETS                              $ 6,529,175       Administrative expense                         4,087
                                      --------------
                                                          Mortality and expense risk                    55,146
                                                                                                 --------------

                                                      Net investment income                            427,077

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               29,151
                                                        Net unrealized appreciation on
                                                         investments                                   146,723
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 602,951
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 5,811,792  $   5,080,151

Net increase in net assets resulting from operations                                    602,951        104,064

Capital shares transactions
   Net premiums                                                                       1,048,237      1,076,108
   Transfers of policy loans                                                            (60,275)       (86,082)
   Transfers of cost of insurance                                                      (453,774)      (441,564)
   Transfers of surrenders                                                             (214,021)      (169,259)
   Transfers of death benefits                                                          (42,181)       (11,319)
   Transfers of other terminations                                                      (19,854)       (11,763)
   Interfund and net transfers to general account                                      (143,700)       271,456
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         114,432        627,577
                                                                                  -------------- --------------

Total increase in net assets                                                            717,383        731,641
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 6,529,175  $   5,811,792
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           4

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Equity-Income Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                        $   1,051,606
     1,320,219 shares (cost $30,973,167)$ 34,589,744       Capital gains distributions                3,823,550
                                                                                                 ---------------

LIABILITIES                                        -                                                  4,875,156
                                       --------------
                                                         Expenses
NET ASSETS                              $ 34,589,744       Administrative expense                        20,773
                                       --------------
                                                           Mortality and expense risk                   280,666
                                                                                                 ---------------

                                                       Net investment income                          4,573,717

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,787,747
                                                         Net unrealized depreciation on
                                                          investments                                  (766,379)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 5,595,085
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 29,885,303  $  30,789,773

Net increase in net assets resulting from operations                                   5,595,085      1,400,711

Capital shares transactions
   Net premiums                                                                        3,157,184      3,675,017
   Transfers of policy loans                                                            (178,550)      (461,256)
   Transfers of cost of insurance                                                     (1,859,486)    (1,963,683)
   Transfers of surrenders                                                            (1,829,093)    (1,305,129)
   Transfers of death benefits                                                          (200,847)       (74,223)
   Transfers of other terminations                                                      (133,016)       (82,824)
   Interfund and net transfers to general account                                        153,164     (2,093,083)
                                                                                  ------------------------------

     Net decrease in net assets from capital share transactions                         (890,644)    (2,305,181)
                                                                                  ------------------------------

Total increase (decrease) in net assets                                                4,704,441       (904,470)
                                                                                  ------------------------------

Net assets at end of year                                                           $ 34,589,744  $  29,885,303
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           5

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Growth Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    184,176
     1,313,772 shares (cost $40,663,670)$ 47,125,015       Capital gains distributions                        -
                                                                                                 ---------------

LIABILITIES                                        -                                                    184,176
                                       --------------
                                                         Expenses
NET ASSETS                              $ 47,125,015       Administrative expense                        28,575
                                       --------------
                                                           Mortality and expense risk                   417,682
                                                                                                 ---------------

                                                       Net investment loss                             (262,081)

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            2,731,008
                                                         Net unrealized appreciation on
                                                          investments                                   216,710
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,685,637
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 47,945,094  $  49,884,375

Net increase in net assets resulting from operations                                   2,685,637      2,147,781

Capital shares transactions
   Net premiums                                                                        6,301,064      7,223,656
   Transfers of policy loans                                                            (444,532)      (798,916)
   Transfers of cost of insurance                                                     (3,655,505)    (3,865,720)
   Transfers of surrenders                                                            (3,078,521)    (2,255,726)
   Transfers of death benefits                                                          (228,321)       (92,855)
   Transfers of other terminations                                                      (289,739)      (179,459)
   Interfund and net transfers to general account                                     (2,110,162)    (4,118,042)
                                                                                  ------------------------------

     Net decrease in net assets from capital share transactions                       (3,505,716)    (4,087,062)
                                                                                  ------------------------------

Total decrease in net assets                                                            (820,079)    (1,939,281)
                                                                                  ------------------------------

Net assets at end of year                                                           $ 47,125,015  $  47,945,094
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           6

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Overseas Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    125,845
     731,242 shares (cost $13,084,157)  $ 17,527,874       Capital gains distributions                   87,486
                                                                                                 ---------------

LIABILITIES                                        -                                                    213,331
                                       --------------
                                                         Expenses
NET ASSETS                              $ 17,527,874       Administrative expense                         7,727
                                       --------------
                                                           Mortality and expense risk                   134,843
                                                                                                 ---------------

                                                       Net investment income                             70,761

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,167,765
                                                         Net unrealized appreciation on
                                                          investments                                 1,198,645
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,437,171
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 13,703,972  $   9,536,720

Net increase in net assets resulting from operations                                   2,437,171      2,076,932

Capital shares transactions
   Net premiums                                                                        2,817,543      2,114,346
   Transfers of policy loans                                                            (168,650)      (162,520)
   Transfers of cost of insurance                                                       (831,981)      (710,456)
   Transfers of surrenders                                                              (790,128)      (492,750)
   Transfers of death benefits                                                           (29,515)       (21,180)
   Transfers of other terminations                                                       (62,683)       (43,091)
   Interfund and net transfers to general account                                        452,145      1,405,971
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                        1,386,731      2,090,320
                                                                                  ------------------------------

Total increase in net assets                                                           3,823,902      4,167,252
                                                                                  ------------------------------

Net assets at end of year                                                           $ 17,527,874  $  13,703,972
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           7

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Mid Cap Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                          $    72,121
     625,442 shares (cost $19,296,900)  $ 21,746,629       Capital gains distributions                2,441,968
                                                                                                 ---------------

LIABILITIES                                        -                                                  2,514,089
                                       --------------
                                                         Expenses
NET ASSETS                              $ 21,746,629       Administrative expense                         1,235
                                       --------------
                                                           Mortality and expense risk                   188,489
                                                                                                 ---------------

                                                       Net investment income                          2,324,365

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            2,214,805
                                                         Net unrealized depreciation on
                                                          investments                                (2,222,930)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,316,240
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 19,713,470  $  14,830,730

Net increase in net assets resulting from operations                                   2,316,240      2,786,538

Capital shares transactions
   Net premiums                                                                        3,729,649      3,529,668
   Transfers of policy loans                                                            (306,582)      (148,402)
   Transfers of cost of insurance                                                     (1,025,853)      (972,069)
   Transfers of surrenders                                                              (704,408)      (488,078)
   Transfers of death benefits                                                           (47,951)       (24,230)
   Transfers of other terminations                                                      (373,767)       (77,513)
   Interfund and net transfers to general account                                     (1,554,169)       276,826
                                                                                  ------------------------------

     Net (decrease) increase in net assets from capital share transactions              (283,081)     2,096,202
                                                                                  ------------------------------

Total increase in net assets                                                           2,033,159      4,882,740
                                                                                  ------------------------------

Net assets at end of year                                                           $ 21,746,629  $  19,713,470
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           8

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    215,163
     509,161 shares (cost $7,150,867)   $ 7,998,925       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                    215,163
                                      --------------
                                                        Expenses
NET ASSETS                              $ 7,998,925       Administrative expense                         8,465
                                      --------------
                                                          Mortality and expense risk                    70,960
                                                                                                 --------------

                                                      Net investment income                            135,738

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              201,180
                                                        Net unrealized appreciation on
                                                         investments                                   142,689
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 479,607
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,036,130  $   8,682,432

Net increase in net assets resulting from operations                                    479,607        235,394

Capital shares transactions
   Net premiums                                                                         836,301        968,494
   Transfers of policy loans                                                            (99,156)       (99,889)
   Transfers of cost of insurance                                                      (582,994)      (607,905)
   Transfers of surrenders                                                             (389,926)      (605,535)
   Transfers of death benefits                                                          (33,720)       (31,155)
   Transfers of other terminations                                                      (37,786)       (17,929)
   Interfund and net transfers to general account                                      (209,531)      (487,777)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (516,812)      (881,696)
                                                                                  -------------- --------------

Total decrease in net assets                                                            (37,205)      (646,302)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 7,998,925  $   8,036,130
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           9

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    391,766
     768,135 shares (cost $9,780,416)    $ 9,801,407       Capital gains distributions                   23,459
                                                                                                 ---------------

LIABILITIES                                        -                                                    415,225
                                       --------------
                                                         Expenses
NET ASSETS                               $ 9,801,407       Administrative expense                         2,093
                                       --------------
                                                           Mortality and expense risk                    85,265
                                                                                                 ---------------

                                                       Net investment income                            327,867

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized losses on investments            (154,729)
                                                         Net unrealized appreciation on
                                                          investments                                   173,936
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                    $ 347,074
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                      $ 9,999,369  $  10,515,913

Net increase in net assets resulting from operations                                     347,074        116,236

Capital shares transactions
   Net premiums                                                                        1,880,636      1,877,117
   Transfers of policy loans                                                             (60,567)      (115,809)
   Transfers of cost of insurance                                                       (696,108)      (712,818)
   Transfers of surrenders                                                              (217,621)      (641,874)
   Transfers of death benefits                                                            (4,968)       (15,899)
   Transfers of other terminations                                                      (175,763)       (23,067)
   Interfund and net transfers to general account                                     (1,270,645)    (1,000,430)
                                                                                  ------------------------------

     Net decrease in net assets from capital share transactions                         (545,036)      (632,780)
                                                                                  ------------------------------

Total decrease in net assets                                                            (197,962)      (516,544)
                                                                                  ------------------------------

Net assets at end of year                                                            $ 9,801,407  $   9,999,369
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           10

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Index 500 Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    943,946
     383,764 shares (cost $51,894,458)  $ 61,924,179       Capital gains distributions                        -
                                                                                                 ---------------

LIABILITIES                                        -                                                    943,946
                                       --------------
                                                         Expenses
NET ASSETS                              $ 61,924,179       Administrative expense                        10,430
                                       --------------
                                                           Mortality and expense risk                   497,275
                                                                                                 ---------------

                                                       Net investment income                            436,241

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            4,542,250
                                                         Net unrealized appreciation on
                                                          investments                                 2,913,815
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 7,892,306
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 53,675,538  $  48,254,425

Net increase in net assets resulting from operations                                   7,892,306      2,025,528

Capital shares transactions
   Net premiums                                                                       10,096,395      9,701,960
   Transfers of policy loans                                                          (1,084,947)      (869,780)
   Transfers of cost of insurance                                                     (3,983,819)    (3,847,214)
   Transfers of surrenders                                                            (2,608,548)    (2,181,443)
   Transfers of death benefits                                                          (104,033)       (59,048)
   Transfers of other terminations                                                      (245,226)      (185,699)
   Interfund and net transfers to general account                                     (1,713,487)       836,809
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                          356,335      3,395,585
                                                                                  ------------------------------

Total increase in net assets                                                           8,248,641      5,421,113
                                                                                  ------------------------------

Net assets at end of year                                                           $ 61,924,179  $  53,675,538
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           11

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Contrafund Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    647,142
     1,671,269 shares (cost $44,267,830)$ 52,594,822       Capital gains distributions                4,180,377
                                                                                                 ---------------

LIABILITIES                                        -                                                  4,827,519
                                       --------------
                                                         Expenses
NET ASSETS                              $ 52,594,822       Administrative expense                        14,374
                                       --------------
                                                           Mortality and expense risk                   438,797
                                                                                                 ---------------

                                                       Net investment income                          4,374,348

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            5,219,462
                                                         Net unrealized depreciation on
                                                          investments                                (4,434,819)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 5,158,991
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 47,391,065  $  41,520,720

Net increase in net assets resulting from operations                                   5,158,991      6,457,345

Capital shares transactions
   Net premiums                                                                        7,038,064      6,915,580
   Transfers of policy loans                                                            (528,184)      (585,093)
   Transfers of cost of insurance                                                     (2,741,188)    (2,780,950)
   Transfers of surrenders                                                            (2,671,524)    (1,970,336)
   Transfers of death benefits                                                           (93,878)       (91,496)
   Transfers of other terminations                                                      (486,832)      (156,156)
   Interfund and net transfers to general account                                       (471,692)    (1,918,549)
                                                                                  ------------------------------

     Net increase (decrease) in net assets from capital share transactions                44,766       (587,000)
                                                                                  ------------------------------

Total increase in net assets                                                           5,203,757      5,870,345
                                                                                  ------------------------------

Net assets at end of year                                                           $ 52,594,822  $  47,391,065
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           12

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    98,271
     354,279 shares (cost $4,240,970)   $ 4,818,192       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     98,271
                                      --------------
                                                        Expenses
NET ASSETS                              $ 4,818,192       Administrative expense                         2,375
                                      --------------
                                                          Mortality and expense risk                    43,213
                                                                                                 --------------

                                                      Net investment income                             52,683

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              219,804
                                                        Net unrealized appreciation on
                                                         investments                                     9,271
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 281,758
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,914,827  $   5,033,531

Net increase in net assets resulting from operations                                    281,758        137,044

Capital shares transactions
   Net premiums                                                                         637,799        707,819
   Transfers of policy loans                                                            (70,676)      (105,318)
   Transfers of cost of insurance                                                      (372,253)      (392,275)
   Transfers of surrenders                                                             (382,078)      (214,925)
   Transfers of death benefits                                                          (23,854)       (19,010)
   Transfers of other terminations                                                      (31,067)       (21,767)
   Interfund and net transfers to general account                                      (136,264)      (210,272)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (378,393)      (255,748)
                                                                                  -------------- --------------

Total decrease in net assets                                                            (96,635)      (118,704)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 4,818,192  $   4,914,827
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           13

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Balanced Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    87,200
     304,034 shares (cost $4,260,585)   $ 4,752,048       Capital gains distributions                  142,485
                                                                                                 --------------

LIABILITIES                                       -                                                    229,685
                                      --------------
                                                        Expenses
NET ASSETS                              $ 4,752,048       Administrative expense                           171
                                      --------------
                                                          Mortality and expense risk                    39,383
                                                                                                 --------------

                                                      Net investment income                            190,131

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              157,745
                                                        Net unrealized appreciation on
                                                         investments                                   106,419
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 454,295
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,183,466  $   3,819,590

Net increase in net assets resulting from operations                                    454,295        200,341

Capital shares transactions
   Net premiums                                                                         731,602        842,099
   Transfers of policy loans                                                            (51,002)       (34,595)
   Transfers of cost of insurance                                                      (358,635)      (358,186)
   Transfers of surrenders                                                             (194,915)      (135,601)
   Transfers of death benefits                                                           (6,840)        (6,109)
   Transfers of other terminations                                                      (14,466)        (6,825)
   Interfund and net transfers to general account                                         8,543       (137,248)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         114,287        163,535
                                                                                  -------------- --------------

Total increase in net assets                                                            568,582        363,876
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 4,752,048  $   4,183,466
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           14

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth & Income Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    75,673
     631,769 shares (cost $8,601,257)  $ 10,184,116       Capital gains distributions                  211,440
                                                                                                 --------------

LIABILITIES                                       -                                                    287,113
                                      --------------
                                                        Expenses
NET ASSETS                             $ 10,184,116       Administrative expense                           663
                                      --------------
                                                          Mortality and expense risk                    79,291
                                                                                                 --------------

                                                      Net investment income                            207,159

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              522,164
                                                        Net unrealized appreciation on
                                                         investments                                   336,526
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,065,849
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,188,594  $   7,706,179

Net increase in net assets resulting from operations                                  1,065,849        516,907

Capital shares transactions
   Net premiums                                                                       1,696,325      1,398,682
   Transfers of policy loans                                                            (99,163)       (51,263)
   Transfers of cost of insurance                                                      (665,544)      (669,744)
   Transfers of surrenders                                                             (468,898)      (326,376)
   Transfers of death benefits                                                          (23,515)       (24,545)
   Transfers of other terminations                                                      (51,283)       (27,735)
   Interfund and net transfers to general account                                       541,751       (333,511)
                                                                                  -------------- --------------

     Net increase (decrease) in net assets from capital share transactions              929,673        (34,492)
                                                                                  -------------- --------------

Total increase in net assets                                                          1,995,522        482,415
                                                                                  -------------- --------------

Net assets at end of year                                                          $ 10,184,116  $   8,188,594
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           15

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    63,863
     514,527 shares (cost $7,775,525)   $ 9,343,810       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     63,863
                                      --------------
                                                        Expenses
NET ASSETS                              $ 9,343,810       Administrative expense                           758
                                      --------------
                                                          Mortality and expense risk                    80,581
                                                                                                 --------------

                                                      Net investment loss                              (17,476)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              701,186
                                                        Net unrealized depreciation on
                                                         investments                                  (289,638)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 394,072
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 9,422,551  $   9,022,058

Net increase in net assets resulting from operations                                    394,072        690,090

Capital shares transactions
   Net premiums                                                                       1,358,947      1,540,940
   Transfers of policy loans                                                           (155,454)      (139,430)
   Transfers of cost of insurance                                                      (742,183)      (780,274)
   Transfers of surrenders                                                             (577,597)      (476,464)
   Transfers of death benefits                                                          (18,379)        (6,496)
   Transfers of other terminations                                                      (91,524)       (34,134)
   Interfund and net transfers to general account                                      (246,623)      (393,739)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (472,813)      (289,597)
                                                                                  -------------- --------------

Total (decrease) increase in net assets                                                 (78,741)       400,493
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 9,343,810  $   9,422,551
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           16

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Balanced Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    52,877
     437,969 shares (cost $3,149,348)   $ 3,297,904       Capital gains distributions                  177,234
                                                                                                 --------------

LIABILITIES                                       -                                                    230,111
                                      --------------
                                                        Expenses
NET ASSETS                              $ 3,297,904       Administrative expense                            97
                                      --------------
                                                          Mortality and expense risk                    27,187
                                                                                                 --------------

                                                      Net investment income                            202,827

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              206,710
                                                        Net unrealized depreciation on
                                                         investments                                  (122,831)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 286,706
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 2,721,054  $   2,444,829

Net increase in net assets resulting from operations                                    286,706        104,728

Capital shares transactions
   Net premiums                                                                         627,045        551,914
   Transfers of policy loans                                                            (22,162)       (22,601)
   Transfers of cost of insurance                                                      (221,594)      (213,696)
   Transfers of surrenders                                                              (97,609)       (91,739)
   Transfers of death benefits                                                             (946)       (20,923)
   Transfers of other terminations                                                     (244,927)        (5,801)
   Interfund and net transfers to general account                                       250,337        (25,657)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         290,144        171,497
                                                                                  -------------- --------------

Total increase in net assets                                                            576,850        276,225
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 3,297,904  $   2,721,054
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           17

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Capital Appreciation Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     503,337 shares (cost $4,076,190)   $ 5,516,568       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 5,516,568       Administrative expense                           304
                                      --------------
                                                          Mortality and expense risk                    45,626
                                                                                                 --------------

                                                      Net investment loss                              (45,930)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              542,489
                                                        Net unrealized appreciation on
                                                         investments                                   267,743
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 764,302
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,745,135  $   3,939,398

Net increase in net assets resulting from operations                                    764,302        824,008

Capital shares transactions
   Net premiums                                                                         731,349        695,976
   Transfers of policy loans                                                            (66,742)       (36,380)
   Transfers of cost of insurance                                                      (298,119)      (337,239)
   Transfers of surrenders                                                             (307,362)      (143,704)
   Transfers of death benefits                                                           (5,660)        (7,857)
   Transfers of other terminations                                                      (24,990)       (18,515)
   Interfund and net transfers to general account                                       (21,345)      (170,552)
                                                                                  -------------- --------------

     Net increase (decrease) in net assets from capital share transactions                7,131        (18,271)
                                                                                  -------------- --------------

Total increase in net assets                                                            771,433        805,737
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 5,516,568  $   4,745,135
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           18

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. International Fund
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    254,402
     2,091,306 shares (cost $16,373,600)$ 21,164,022       Capital gains distributions                        -
                                                                                                 ---------------

LIABILITIES                                        -                                                    254,402
                                       --------------
                                                         Expenses
NET ASSETS                              $ 21,164,022       Administrative expense                         1,389
                                       --------------
                                                           Mortality and expense risk                   154,905
                                                                                                 ---------------

                                                       Net investment income                             98,108

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,797,556
                                                         Net unrealized appreciation on
                                                          investments                                 1,923,426
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 3,819,090
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 14,404,355  $   9,706,395

Net increase in net assets resulting from operations                                   3,819,090      1,530,466

Capital shares transactions
   Net premiums                                                                        4,377,812      3,370,566
   Transfers of policy loans                                                            (197,182)      (144,218)
   Transfers of cost of insurance                                                     (1,127,712)      (834,323)
   Transfers of surrenders                                                              (784,362)      (592,720)
   Transfers of death benefits                                                           (29,838)       (22,699)
   Transfers of other terminations                                                      (250,351)       (71,659)
   Interfund and net transfers to general account                                        952,210      1,462,547
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                        2,940,577      3,167,494
                                                                                  ------------------------------

Total increase in net assets                                                           6,759,667      4,697,960
                                                                                  ------------------------------

Net assets at end of year                                                           $ 21,164,022  $  14,404,355
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           19

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Value Fund
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    226,205
     2,358,202 shares (cost $18,810,940)$ 20,610,685       Capital gains distributions                1,426,937
                                                                                                 ---------------

LIABILITIES                                        -                                                  1,653,142
                                       --------------
                                                         Expenses
NET ASSETS                              $ 20,610,685       Administrative expense                         1,614
                                       --------------
                                                           Mortality and expense risk                   157,968
                                                                                                 ---------------

                                                       Net investment income                          1,493,560

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments              441,762
                                                         Net unrealized appreciation on
                                                          investments                                 1,059,673
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,994,995
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 15,382,309  $  11,215,585

Net increase in net assets resulting from operations                                   2,994,995        602,501

Capital shares transactions
   Net premiums                                                                        4,233,420      3,408,874
   Transfers of policy loans                                                            (198,513)      (118,909)
   Transfers of cost of insurance                                                     (1,139,394)      (879,503)
   Transfers of surrenders                                                              (536,931)      (645,216)
   Transfers of death benefits                                                           (20,162)       (12,536)
   Transfers of other terminations                                                      (214,641)       (88,272)
   Interfund and net transfers to general account                                        109,602      1,899,785
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                        2,233,381      3,564,223
                                                                                  ------------------------------

Total increase in net assets                                                           5,228,376      4,166,724
                                                                                  ------------------------------

Net assets at end of year                                                           $ 20,610,685  $  15,382,309
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           20

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Income & Growth Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    51,119
     384,245 shares (cost $2,728,332)   $ 3,316,030       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     51,119
                                      --------------
                                                        Expenses
NET ASSETS                              $ 3,316,030       Administrative expense                           113
                                      --------------
                                                          Mortality and expense risk                    25,183
                                                                                                 --------------

                                                      Net investment income                             25,823

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              218,042
                                                        Net unrealized appreciation on
                                                         investments                                   190,322
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 434,187
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 2,770,134  $   2,584,309

Net increase in net assets resulting from operations                                    434,187        100,560

Capital shares transactions
   Net premiums                                                                         448,743        486,225
   Transfers of policy loans                                                            (55,090)       (52,087)
   Transfers of cost of insurance                                                      (188,076)      (191,049)
   Transfers of surrenders                                                             (199,233)      (100,354)
   Transfers of death benefits                                                                -         (4,040)
   Transfers of other terminations                                                      (11,099)        (6,707)
   Interfund and net transfers to general account                                       116,464        (46,723)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         111,709         85,265
                                                                                  -------------- --------------

Total increase in net assets                                                            545,896        185,825
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 3,316,030  $   2,770,134
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           21

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Emerging Growth Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     562,040 shares (cost $9,542,685)  $ 11,600,497       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                             $ 11,600,497       Administrative expense                           617
                                      --------------
                                                          Mortality and expense risk                    99,711
                                                                                                 --------------

                                                      Net investment loss                             (100,328)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments            1,062,951
                                                        Net unrealized depreciation on
                                                         investments                                  (195,896)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 766,727
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                    $ 11,576,518  $  11,330,395

Net increase in net assets resulting from operations                                    766,727        868,660

Capital shares transactions
   Net premiums                                                                       1,912,803      2,152,254
   Transfers of policy loans                                                           (202,749)      (150,440)
   Transfers of cost of insurance                                                      (884,873)      (939,880)
   Transfers of surrenders                                                             (947,530)      (508,907)
   Transfers of death benefits                                                          (18,586)       (11,348)
   Transfers of other terminations                                                     (107,964)       (43,882)
   Interfund and net transfers to general account                                      (493,849)    (1,120,334)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (742,748)      (622,537)
                                                                                  -------------- --------------

Total increase in net assets                                                             23,979        246,123
                                                                                  -------------- --------------

Net assets at end of year                                                          $ 11,600,497  $  11,576,518
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           22

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Investors Trust Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     8,830
     89,063 shares (cost $1,538,460)    $ 1,931,782       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                      8,830
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,931,782       Administrative expense                            12
                                      --------------
                                                          Mortality and expense risk                    16,047
                                                                                                 --------------

                                                      Net investment loss                               (7,229)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              132,940
                                                        Net unrealized appreciation on
                                                         investments                                    80,670
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 206,381
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,741,627  $   1,783,500

Net increase in net assets resulting from operations                                    206,381        101,157

Capital shares transactions
   Net premiums                                                                         303,321        321,776
   Transfers of policy loans                                                            (13,088)       (34,227)
   Transfers of cost of insurance                                                      (136,442)      (140,736)
   Transfers of surrenders                                                             (128,944)      (155,482)
   Transfers of death benefits                                                           (3,925)       (17,774)
   Transfers of other terminations                                                      (11,827)        (8,573)
   Interfund and net transfers to general account                                       (25,321)      (108,014)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                         (16,226)      (143,030)
                                                                                  -------------- --------------

Total increase (decrease) in net assets                                                 190,155        (41,873)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,931,782  $   1,741,627
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           23

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust New Discovery Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     408,291 shares (cost $5,961,821)   $ 7,112,418       Capital gains distributions                  119,815
                                                                                                 --------------

LIABILITIES                                       -                                                    119,815
                                      --------------
                                                        Expenses
NET ASSETS                              $ 7,112,418       Administrative expense                           503
                                      --------------
                                                          Mortality and expense risk                    59,895
                                                                                                 --------------

                                                      Net investment income                             59,417

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              300,247
                                                        Net unrealized appreciation on
                                                         investments                                   422,905
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 782,569
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 6,696,977  $   7,337,919

Net increase in net assets resulting from operations                                    782,569        230,756

Capital shares transactions
   Net premiums                                                                       1,097,571      1,369,958
   Transfers of policy loans                                                           (141,241)       (91,109)
   Transfers of cost of insurance                                                      (442,044)      (519,004)
   Transfers of surrenders                                                             (396,415)      (324,712)
   Transfers of death benefits                                                          (10,694)        (1,748)
   Transfers of other terminations                                                      (25,915)       (21,332)
   Interfund and net transfers to general account                                      (448,390)    (1,283,751)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (367,128)      (871,698)
                                                                                  -------------- --------------

Total increase (decrease) in net assets                                                 415,441       (640,942)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 7,112,418  $   6,696,977
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           24

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Research Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    25,595
     300,463 shares (cost $4,403,027)   $ 5,420,357       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     25,595
                                      --------------
                                                        Expenses
NET ASSETS                              $ 5,420,357       Administrative expense                           148
                                      --------------
                                                          Mortality and expense risk                    46,429
                                                                                                 --------------

                                                      Net investment loss                              (20,982)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              401,062
                                                        Net unrealized appreciation on
                                                         investments                                    94,682
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 474,762
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 5,018,980  $   4,894,475

Net increase in net assets resulting from operations                                    474,762        316,954

Capital shares transactions
   Net premiums                                                                         856,595        995,235
   Transfers of policy loans                                                            (62,146)       (69,846)
   Transfers of cost of insurance                                                      (367,850)      (407,830)
   Transfers of surrenders                                                             (288,899)      (167,809)
   Transfers of death benefits                                                          (10,616)        (8,831)
   Transfers of other terminations                                                      (19,382)       (16,255)
   Interfund and net transfers to general account                                      (181,087)      (517,113)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                         (73,385)      (192,449)
                                                                                  -------------- --------------

Total increase in net assets                                                            401,377        124,505
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 5,420,357  $   5,018,980
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           25

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. Growth and Income Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    169,092
     485,583 shares (cost $12,871,262)  $ 14,247,013       Capital gains distributions                  453,115
                                                                                                 ---------------

LIABILITIES                                        -                                                    622,207
                                       --------------
                                                         Expenses
NET ASSETS                              $ 14,247,013       Administrative expense                           458
                                       --------------
                                                           Mortality and expense risk                   109,262
                                                                                                 ---------------

                                                       Net investment income                            512,487

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments              719,487
                                                         Net unrealized appreciation on
                                                          investments                                   675,905
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 1,907,879
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 11,373,221  $   9,826,097

Net increase in net assets resulting from operations                                   1,907,879        283,025

Capital shares transactions
   Net premiums                                                                        2,451,348      2,628,620
   Transfers of policy loans                                                            (151,075)      (127,833)
   Transfers of cost of insurance                                                       (807,339)      (786,878)
   Transfers of surrenders                                                              (417,356)      (312,682)
   Transfers of death benefits                                                           (19,812)       (10,472)
   Transfers of other terminations                                                       (57,788)       (24,436)
   Interfund and net transfers to general account                                        (32,065)      (102,220)
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                          965,913      1,264,099
                                                                                  ------------------------------

Total increase in net assets                                                           2,873,792      1,547,124
                                                                                  ------------------------------

Net assets at end of year                                                           $ 14,247,013  $  11,373,221
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           26

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                          $    89,791
     850,854 shares (cost $17,675,715)  $ 18,531,601       Capital gains distributions                1,399,059
                                                                                                 ---------------

LIABILITIES                                        -                                                  1,488,850
                                       --------------
                                                         Expenses
NET ASSETS                              $ 18,531,601       Administrative expense                         1,589
                                       --------------
                                                           Mortality and expense risk                   154,909
                                                                                                 ---------------

                                                       Net investment income                          1,332,352

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,437,095
                                                         Net unrealized depreciation on
                                                          investments                                  (903,410)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 1,866,037
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 16,637,131  $  12,416,192

Net increase in net assets resulting from operations                                   1,866,037      1,108,328

Capital shares transactions
   Net premiums                                                                        3,598,272      3,613,914
   Transfers of policy loans                                                            (197,165)      (151,493)
   Transfers of cost of insurance                                                     (1,017,863)      (892,586)
   Transfers of surrenders                                                              (526,525)      (452,181)
   Transfers of death benefits                                                           (34,309)       (46,891)
   Transfers of other terminations                                                      (120,049)       (73,056)
   Interfund and net transfers to general account                                     (1,673,928)     1,114,904
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                           28,433      3,112,611
                                                                                  ------------------------------

Total increase in net assets                                                           1,894,470      4,220,939
                                                                                  ------------------------------

Net assets at end of year                                                           $ 18,531,601  $  16,637,131
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           27

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. International Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    28,517
     643,349 shares (cost $6,758,998)   $ 7,649,418       Capital gains distributions                  835,820
                                                                                                 --------------

LIABILITIES                                       -                                                    864,337
                                      --------------
                                                        Expenses
NET ASSETS                              $ 7,649,418       Administrative expense                           633
                                      --------------
                                                          Mortality and expense risk                    54,602
                                                                                                 --------------

                                                      Net investment income                            809,102

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              577,958
                                                        Net unrealized appreciation on
                                                         investments                                   104,098
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,491,158
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,732,183  $   1,779,463

Net increase in net assets resulting from operations                                  1,491,158        838,768

Capital shares transactions
   Net premiums                                                                         941,252        929,033
   Transfers of policy loans                                                            (22,294)       (14,882)
   Transfers of cost of insurance                                                      (204,329)      (154,447)
   Transfers of surrenders                                                             (101,888)       (61,345)
   Transfers of death benefits                                                             (225)             -
   Transfers of other terminations                                                      (12,141)        (5,918)
   Interfund and net transfers to general account                                       825,702      1,421,511
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       1,426,077      2,113,952
                                                                                  -------------- --------------

Total increase in net assets                                                          2,917,235      2,952,720
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 7,649,418  $   4,732,183
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           28

Midland National Life Insurance Company
Separate Account A
Alger American Fund Growth Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    10,698
     253,801 shares (cost $9,435,081)  $ 10,461,666       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     10,698
                                      --------------
                                                        Expenses
NET ASSETS                             $ 10,461,666       Administrative expense                           467
                                      --------------
                                                          Mortality and expense risk                    80,107
                                                                                                 --------------

                                                      Net investment loss                              (69,876)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              343,269
                                                        Net unrealized appreciation on
                                                         investments                                   162,971
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 436,364
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 7,928,119  $   4,216,027

Net increase in net assets resulting from operations                                    436,364        727,105

Capital shares transactions
   Net premiums                                                                       2,795,922      2,249,769
   Transfers of policy loans                                                           (126,336)       (73,516)
   Transfers of cost of insurance                                                      (617,161)      (432,087)
   Transfers of surrenders                                                             (176,146)      (232,411)
   Transfers of death benefits                                                          (12,604)        (3,387)
   Transfers of other terminations                                                      (81,140)       (32,093)
   Interfund and net transfers to general account                                       314,648      1,508,712
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       2,097,183      2,984,987
                                                                                  -------------- --------------

Total increase in net assets                                                          2,533,547      3,712,092
                                                                                  -------------- --------------

Net assets at end of year                                                          $ 10,461,666  $   7,928,119
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           29

Midland National Life Insurance Company
Separate Account A
Alger American Fund MidCap Growth Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     415,221 shares (cost $8,305,243)   $ 8,615,830       Capital gains distributions                1,192,460
                                                                                                 --------------

LIABILITIES                                       -                                                  1,192,460
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,615,830       Administrative expense                           376
                                      --------------
                                                          Mortality and expense risk                    73,332
                                                                                                 --------------

                                                      Net investment income                          1,118,752

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              221,714
                                                        Net unrealized depreciation on
                                                         investments                                  (640,654)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 699,812
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,153,666  $   6,715,021

Net increase in net assets resulting from operations                                    699,812        642,957

Capital shares transactions
   Net premiums                                                                       1,606,134      1,689,873
   Transfers of policy loans                                                           (120,999)       (67,391)
   Transfers of cost of insurance                                                      (524,988)      (462,594)
   Transfers of surrenders                                                             (233,733)      (187,073)
   Transfers of death benefits                                                          (28,485)        (3,469)
   Transfers of other terminations                                                      (35,732)       (24,885)
   Interfund and net transfers to general account                                      (899,845)      (148,773)
                                                                                  -------------- --------------

     Net (decrease) increase in net assets from capital share transactions             (237,648)       795,688
                                                                                  -------------- --------------

Total increase in net assets                                                            462,164      1,438,645
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,615,830  $   8,153,666
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           30

Midland National Life Insurance Company
Separate Account A
Alger American Fund Leveraged AllCap Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     203,767 shares (cost $6,633,482)   $ 8,452,271       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,452,271       Administrative expense                           120
                                      --------------
                                                          Mortality and expense risk                    68,264
                                                                                                 --------------

                                                      Net investment loss                              (68,384)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              640,213
                                                        Net unrealized appreciation on
                                                         investments                                   721,325
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,293,154
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 7,075,574  $   5,964,934

Net increase in net assets resulting from operations                                  1,293,154        808,415

Capital shares transactions
   Net premiums                                                                       1,539,485      1,526,084
   Transfers of policy loans                                                           (131,803)       (81,427)
   Transfers of cost of insurance                                                      (451,675)      (464,619)
   Transfers of surrenders                                                             (342,573)      (182,475)
   Transfers of death benefits                                                          (29,554)        (2,761)
   Transfers of other terminations                                                      (29,136)       (25,031)
   Interfund and net transfers to general account                                      (471,201)      (467,546)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                          83,543        302,225
                                                                                  -------------- --------------

Total increase in net assets                                                          1,376,697      1,110,640
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,452,271  $   7,075,574
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           31

Midland National Life Insurance Company
Separate Account A
Alger American Fund Small Capitalization Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     297,033 shares (cost $7,132,104)   $ 8,441,665       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,441,665       Administrative expense                           331
                                      --------------
                                                          Mortality and expense risk                    77,258
                                                                                                 --------------

                                                      Net investment loss                              (77,589)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments            1,471,676
                                                        Net unrealized depreciation on
                                                         investments                                   (25,596)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,368,491
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,206,483  $   6,058,125

Net increase in net assets resulting from operations                                  1,368,491      1,036,592

Capital shares transactions
   Net premiums                                                                       1,826,945      1,551,349
   Transfers of policy loans                                                            (96,823)       (36,705)
   Transfers of cost of insurance                                                      (505,566)      (460,019)
   Transfers of surrenders                                                             (173,750)      (124,138)
   Transfers of death benefits                                                           (3,965)        (1,640)
   Transfers of other terminations                                                      (61,927)       (21,526)
   Interfund and net transfers to general account                                    (2,118,223)       204,445
                                                                                  -------------- --------------

     Net (decrease) increase in net assets from capital share transactions           (1,133,309)     1,111,766
                                                                                  -------------- --------------

Total increase in net assets                                                            235,182      2,148,358
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,441,665  $   8,206,483
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           32

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Financial Services Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    22,438
     96,318 shares (cost $1,449,088)    $ 1,676,905       Capital gains distributions                    8,666
                                                                                                 --------------

LIABILITIES                                       -                                                     31,104
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,676,905       Administrative expense                            26
                                      --------------
                                                          Mortality and expense risk                    11,850
                                                                                                 --------------

                                                      Net investment income                             19,228

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               57,714
                                                        Net unrealized appreciation on
                                                         investments                                   124,952
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 201,894
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,245,177  $   1,069,179

Net increase in net assets resulting from operations                                    201,894         61,327

Capital shares transactions
   Net premiums                                                                         236,450        288,602
   Transfers of policy loans                                                            (21,569)       (22,370)
   Transfers of cost of insurance                                                       (92,410)       (88,395)
   Transfers of surrenders                                                              (25,517)       (29,224)
   Transfers of death benefits                                                                -         (1,406)
   Transfers of other terminations                                                      (28,247)       (10,100)
   Interfund and net transfers to general account                                       161,127        (22,436)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         229,834        114,671
                                                                                  -------------- --------------

Total increase in net assets                                                            431,728        175,998
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,676,905  $   1,245,177
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           33

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Global Health Care Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     78,705 shares (cost $1,543,581)    $ 1,692,934       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,692,934       Administrative expense                            48
                                      --------------
                                                          Mortality and expense risk                    13,698
                                                                                                 --------------

                                                      Net investment in loss                           (13,746)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               61,470
                                                        Net unrealized appreciation on
                                                         investments                                    20,878
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 68,602
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,376,465  $   1,109,323

Net increase in net assets resulting from operations                                     68,602         92,853

Capital shares transactions
   Net premiums                                                                         437,010        324,173
   Transfers of policy loans                                                            (38,075)       (20,027)
   Transfers of cost of insurance                                                      (103,967)       (95,410)
   Transfers of surrenders                                                              (32,500)       (22,226)
   Transfers of death benefits                                                                -         (1,064)
   Transfers of other terminations                                                      (25,750)       (13,060)
   Interfund and net transfers to general account                                        11,149          1,903
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         247,867        174,289
                                                                                  -------------- --------------

Total increase in net assets                                                            316,469        267,142
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,692,934  $   1,376,465
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           34

Midland National Life Insurance Company
Separate Account A
LEVCO Series Trust Equity Value Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     0 shares (cost $0)                         $ -       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                                      $ -       Administrative expense                             -
                                      --------------
                                                          Mortality and expense risk                        13
                                                                                                 --------------

                                                      Net investment loss                                  (13)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments                5,184
                                                        Net unrealized depreciation on
                                                         investments                                    (4,525)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                        $ 646
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                        $ 14,305    $    14,085

Net increase in net assets resulting from operations                                        646          1,043

Capital shares transactions
   Net premiums                                                                             (16)           (37)
   Transfers of policy loans                                                                  -            (29)
   Transfers of cost of insurance                                                           (48)          (237)
   Transfers of surrenders                                                                    -              -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                            -              -
   Interfund and net transfers to general account                                       (14,887)          (520)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                         (14,951)          (823)
                                                                                  -------------- --------------

Total (decrease) increase in net assets                                                 (14,305)           220
                                                                                  -------------- --------------

Net assets at end of year                                                                   $ -    $    14,305
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           35

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     3,957
     248,759 shares (cost $7,070,175)   $ 8,136,910       Capital gains distributions                  336,757
                                                                                                 --------------

LIABILITIES                                       -                                                    340,714
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,136,910       Administrative expense                           381
                                      --------------
                                                          Mortality and expense risk                    62,478
                                                                                                 --------------

                                                      Net investment income                            277,855

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments            1,148,394
                                                        Net unrealized depreciation on
                                                         investments                                   (73,195)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,353,054
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 5,176,284  $   1,703,910

Net increase in net assets resulting from operations                                  1,353,054      1,315,080

Capital shares transactions
   Net premiums                                                                       1,661,873      1,076,810
   Transfers of policy loans                                                           (420,725)       (35,404)
   Transfers of cost of insurance                                                      (331,711)      (192,343)
   Transfers of surrenders                                                             (129,058)       (83,816)
   Transfers of death benefits                                                             (261)        (1,049)
   Transfers of other terminations                                                     (129,798)        (9,255)
   Interfund and net transfers to general account                                       957,252      1,402,351
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       1,607,572      2,157,294
                                                                                  -------------- --------------

Total increase in net assets                                                          2,960,626      3,472,374
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,136,910  $   5,176,284
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           36

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     87,206 shares (cost $1,497,695)    $ 1,642,088       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,642,088       Administrative expense                            31
                                      --------------
                                                          Mortality and expense risk                     4,339
                                                                                                 --------------

                                                      Net investment loss                               (4,370)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               32,861
                                                        Net unrealized appreciation on
                                                         investments                                   144,393
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 172,884
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                    172,884              -

Capital shares transactions
   Net premiums                                                                         176,126              -
   Transfers of policy loans                                                             (8,261)             -
   Transfers of cost of insurance                                                       (22,556)             -
   Transfers of surrenders                                                               (1,972)             -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                            -              -
   Interfund and net transfers to general account                                     1,325,867              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       1,469,204              -
                                                                                  -------------- --------------

Total increase in net assets                                                          1,642,088              -
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,642,088      $       -
                                                                                  -------------- --------------



      The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Total Return Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    368,072
     963,021 shares (cost $9,916,131)   $ 9,745,775       Capital gains distributions                   51,111
                                                                                                 --------------

LIABILITIES                                       -                                                    419,183
                                      --------------
                                                        Expenses
NET ASSETS                              $ 9,745,775       Administrative expense                           643
                                      --------------
                                                          Mortality and expense risk                    75,286
                                                                                                 --------------

                                                      Net investment income                            343,254

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments             (80,222)
                                                        Net unrealized depreciation on
                                                         investments                                    (3,451)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 259,581
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 6,676,613  $   2,070,736

Net increase in net assets resulting from operations                                    259,581         63,532

Capital shares transactions
   Net premiums                                                                       3,045,254      2,628,127
   Transfers of policy loans                                                            (51,631)       (39,830)
   Transfers of cost of insurance                                                      (616,184)      (298,163)
   Transfers of surrenders                                                             (145,350)      (236,762)
   Transfers of death benefits                                                          (20,204)        (3,255)
   Transfers of other terminations                                                      (45,539)       (26,483)
   Interfund and net transfers to general account                                       643,235      2,518,711
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       2,809,581      4,542,345
                                                                                  -------------- --------------

Total increase in net assets                                                          3,069,162      4,605,877
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 9,745,775  $   6,676,613
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           38

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Low Duration Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    51,385
     148,148 shares (cost $1,507,267)   $ 1,490,374       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     51,385
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,490,374       Administrative expense                            58
                                      --------------
                                                          Mortality and expense risk                     7,947
                                                                                                 --------------

                                                      Net investment income                             43,380

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments              (3,717)
                                                        Net unrealized appreciation on
                                                         investments                                       295
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 39,958
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,100,561   $    673,026

Net increase in net assets resulting from operations                                     39,958          2,198

Capital shares transactions
   Net premiums                                                                         472,302        507,056
   Transfers of policy loans                                                                 68           (659)
   Transfers of cost of insurance                                                       (74,210)       (66,396)
   Transfers of surrenders                                                               (3,229)        (3,668)
   Transfers of death benefits                                                                -           (848)
   Transfers of other terminations                                                       (1,316)             -
   Interfund and net transfers to general account                                       (43,760)       (10,148)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         349,855        425,337
                                                                                  -------------- --------------

Total increase in net assets                                                            389,813        427,535
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,490,374  $   1,100,561
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           39


Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust High Yield Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    87,161
     189,806 shares (cost $1,561,804)   $ 1,582,985       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     87,161
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,582,985       Administrative expense                            44
                                      --------------
                                                          Mortality and expense risk                    11,074
                                                                                                 --------------

                                                      Net investment income                             76,043

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments              (2,264)
                                                        Net unrealized appreciation on
                                                         investments                                    29,275
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 103,054
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,126,787   $    806,118

Net increase in net assets resulting from operations                                    103,054         33,318

Capital shares transactions
   Net premiums                                                                         326,164        305,401
   Transfers of policy loans                                                             (8,145)        (2,244)
   Transfers of cost of insurance                                                       (79,811)       (60,990)
   Transfers of surrenders                                                              (10,474)       (10,502)
   Transfers of death benefits                                                           (1,508)        (1,415)
   Transfers of other terminations                                                       (1,251)             -
   Interfund and net transfers to general account                                       128,169         57,101
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         353,144        287,351
                                                                                  -------------- --------------

Total increase in net assets                                                            456,198        320,669
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,582,985  $   1,126,787
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           40

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Real Return Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    125,317
     270,495 shares (cost $3,404,266)   $ 3,227,004       Capital gains distributions                   90,906
                                                                                                 --------------

LIABILITIES                                       -                                                    216,223
                                      --------------
                                                        Expenses
NET ASSETS                              $ 3,227,004       Administrative expense                           111
                                      --------------
                                                          Mortality and expense risk                    21,998
                                                                                                 --------------

                                                      Net investment income                            194,114

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments             (63,881)
                                                        Net unrealized depreciation on
                                                         investments                                  (130,783)
                                                                                                 --------------

                                                      Net decrease in net assets resulting from
                                                       operations                                       $ (550)
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 2,517,402  $   1,595,134

Net (decrease) increase in net assets resulting from operations                            (550)        20,085

Capital shares transactions
   Net premiums                                                                         886,305        971,936
   Transfers of policy loans                                                             (2,618)       (10,617)
   Transfers of cost of insurance                                                      (203,311)      (181,276)
   Transfers of surrenders                                                              (10,783)      (154,463)
   Transfers of death benefits                                                           (4,596)        (5,210)
   Transfers of other terminations                                                     (206,139)       (14,087)
   Interfund and net transfers to general account                                       251,294        295,900
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         710,152        902,183
                                                                                  -------------- --------------

Total increase in net assets                                                            709,602        922,268
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 3,227,004  $   2,517,402
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           41

Midland National Life Insurance Company
Separate Account A
Goldman Sachs Variable Insurance Trust Structured Small Cap Equity Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     5,745
     64,074 shares (cost $945,760)        $ 925,229       Capital gains distributions                   62,705
                                                                                                 --------------

LIABILITIES                                       -                                                     68,450
                                      --------------
                                                        Expenses
NET ASSETS                                $ 925,229       Administrative expense                            17
                                      --------------
                                                          Mortality and expense risk                     3,185
                                                                                                 --------------

                                                      Net investment income                             65,248

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               22,093
                                                        Net unrealized depreciation on
                                                         investments                                   (20,531)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 66,810
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                     66,810              -

Capital shares transactions
   Net premiums                                                                         228,109              -
   Transfers of policy loans                                                               (792)             -
   Transfers of cost of insurance                                                       (18,579)             -
   Transfers of surrenders                                                                 (699)             -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                       (1,701)             -
   Interfund and net transfers to general account                                       652,081              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         858,419              -
                                                                                  -------------- --------------

Total increase in net assets                                                            925,229              -
                                                                                  -------------- --------------

Net assets at end of year                                                             $ 925,229      $       -
                                                                                  -------------- --------------


       The accompanying notes are an integral part of these financial statements.

                                           42

Midland National Life Insurance Company
Separate Account A
Nueberger Berman Advisors Management Trust Regency Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     3,544
     14,691 shares (cost $230,002)        $ 238,137       Capital gains distributions                   49,126
                                                                                                 --------------

LIABILITIES                                       -                                                     52,670
                                      --------------
                                                        Expenses
NET ASSETS                                $ 238,137       Administrative expense                             -
                                      --------------
                                                          Mortality and expense risk                     1,686
                                                                                                 --------------

                                                      Net investment income                             50,984

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments                6,579
                                                        Net unrealized appreciation on
                                                         investments                                     8,134
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 65,697
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                     65,697              -

Capital shares transactions
   Net premiums                                                                           9,439              -
   Transfers of policy loans                                                                 84              -
   Transfers of cost of insurance                                                        (3,633)             -
   Transfers of surrenders                                                                    -              -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                     (185,160)             -
   Interfund and net transfers to general account                                       351,710              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         172,440              -
                                                                                  -------------- --------------

Total increase in net assets                                                            238,137              -
                                                                                  -------------- --------------

Net assets at end of year                                                             $ 238,137      $       -
                                                                                  -------------- --------------


       The accompanying notes are an integral part of these financial statements.

                                           43

Midland National Life Insurance Company
Separate Account A
Premier VIT Op Cap Small Cap Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     11,895 shares (cost $404,320)        $ 437,004       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                                $ 437,004       Administrative expense                             3
                                      --------------
                                                          Mortality and expense risk                     1,364
                                                                                                 --------------

                                                      Net investment loss                               (1,367)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments                (866)
                                                        Net unrealized appreciation on
                                                         investments                                    32,684
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 30,451
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                     30,451              -

Capital shares transactions
   Net premiums                                                                          31,514              -
   Transfers of policy loans                                                             (3,751)             -
   Transfers of cost of insurance                                                        (5,982)             -
   Transfers of surrenders                                                                 (112)             -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                            -              -
   Interfund and net transfers to general account                                       384,884              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         406,553              -
                                                                                  -------------- --------------

Total increase in net assets                                                            437,004              -
                                                                                  -------------- --------------

Net assets at end of year                                                             $ 437,004      $       -
                                                                                  -------------- --------------

       The accompanying notes are an integral part of these financial statements.

                                           44


Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
--------------------------------------------------------------------------------
1.      Organization and Significant Accounting Policies


        Organization
        Midland National Life Separate Account A ("Separate Account"), a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 as amended, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The Separate Account consists of eleven insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation, an affiliate, serves as the underwriter of the variable products.


        Investments
        The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), MFS Variable Insurance Trust ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger American Fund ("FAM"), AIM Variable Insurance Funds ("AIM"), LEVCO Series Trust ("LEVCO"), Van Eck Worldwide Insurance Trust ("VANECK"), PIMCO Variable Insurance Trust ("PIMCO"), Goldman Sachs Variable Insurance Trust ("Goldman"), Neuberger Berman Advisors Management Trust ("Neuberger"), and Premier VIT ("Premier"), (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.


        The Van Eck Worldwide Real Estate Fund, Goldman Structured Small Cap Equity Fund, Neuberger Regency Portfolio, and Premier OpCap Small Cap Portfolio were introduced effective May 1, 2006. All other portfolios have been in existence for more than three years.


        Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividends are automatically reinvested in shares of the Funds.


        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.


        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.


        Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.      Expenses and Related Party Transactions


        The Company is compensated for certain expenses as described below. The rates of each applicable charge are described in the Separate Account's prospectus.


        o A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.


        o A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.


        o A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.


        o A sales and premium tax charge is deducted from each premium payment made prior to deposit into the Separate Account. Total deductions from gross contract premiums received by the Company were $4,779,346 and $4,797,392 in 2006 and 2005, respectively.


3.      Purchases and Sales of Investment Securities


        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2006 and 2005, were as follows:


                                                              2006                                2005
                                                ----------------------------------  ----------------------------------
Portfolio                                            Purchases           Sales           Purchases           Sales

Fidelity Variable Insurance Products
 Fund I
    Money Market Portfolio                         $  9,623,006      $  7,150,129      $  5,807,536      $  5,263,669
    High Income Portfolio                             2,174,804         1,633,295         3,046,682         1,652,371
    Equity-Income Portfolio                          10,840,408         7,157,336         6,822,155         7,842,873
    Growth Portfolio                                  9,004,996        12,772,791         9,601,298        13,897,042
    Overseas Portfolio                                5,077,136         3,619,642         4,545,340         2,447,095
    Mid Cap Portfolio                                 8,853,008         6,811,725         5,962,863         3,762,494
Fidelity Variable Insurance Products
 Fund II
    Asset Manager Portfolio                           1,281,529         1,662,601         1,478,537         2,218,714
    Investment Grade Bond Portfolio                   2,809,783         3,026,952         3,161,835         3,268,234
    Index 500 Portfolio                              17,160,158        16,367,582        16,366,660        12,572,701
    Contrafund Portfolio                             16,578,254        12,159,139        10,109,165        10,955,811
    Asset Manager: Growth Portfolio                     890,023         1,215,732           959,282         1,145,959
Fidelity Variable Insurance Products
 Fund III
    Balanced Portfolio                                1,230,924           926,504         1,104,908           876,068
    Growth & Income Portfolio                         3,010,246         1,873,413         1,942,555         1,932,306
    Growth Opportunities Portfolio                    1,789,866         2,280,153         1,910,167         2,198,724
American Century Variable
 Portfolios, Inc.
    Balanced Fund                                     2,849,837         2,356,866           793,895           599,511
    Capital Appreciation Fund                         1,315,093         1,353,892           996,971         1,052,073
    International Fund                                7,440,748         4,402,063         5,798,448         2,615,112
    Value Fund                                        7,919,134         4,192,193         7,812,841         3,062,443
    Income & Growth Fund                                854,912           717,379           697,928           584,778
MFS Variable Insurance Trust
    Emerging Growth Series                            2,385,644         3,228,719         2,676,263         3,395,122
    Investors Trust Series                              385,216           408,672           382,687           531,218
    New Discovery Series                              1,620,644         1,928,343         1,917,137         2,848,259
    Research Series                                   1,076,934         1,171,301         1,221,247         1,434,051
Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio                       4,037,564         2,559,164         4,218,538         2,273,260
    Mid-Cap Value Portfolio                           6,923,787         5,563,003         7,237,684         3,217,010
    International Portfolio                           3,856,171         1,620,991         2,927,077           668,502
Alger American Fund
    Growth Portfolio                                  4,305,052         2,277,746         4,304,997         1,360,580
    MidCap Growth Portfolio                           4,177,446         3,296,341         3,116,123         2,121,199
    Leveraged AllCap Portfolio                        2,805,893         2,790,733         2,128,007         1,879,917
    Small Capitalization Portfolio                    4,015,755         5,226,652         3,415,845         2,361,765
AIM Variable Insurance Funds
    Financial Services Fund                             657,306           408,245           418,436           297,400
    Global Health Care Fund                             781,589           547,467           478,132           314,767
LEVCO Series Trust
    Equity Value Fund                                        37            14,987             1,037             1,832
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                        5,277,800         3,392,374         3,951,498         1,817,568
    Worldwide Real Estate Fund                        1,932,973           468,139                 -                 -
PIMCO Variable Insurance Trust
    Total Return Portfolio                            5,060,024         1,907,189         5,775,141         1,005,439
    Low Duration Portfolio                              539,800           146,564           772,011           325,453
    High Yield Portfolio                                734,824           305,636           655,654           313,362
    Real Return Portfolio                             2,756,666         1,852,412         1,567,791           596,242
Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund                  1,449,183           525,516                 -                 -
Nueberger Berman Advisors Management Trust
    Regency Portfolio                                   973,781           750,359                 -                 -
Premier VIT
    OpCap Small Cap Portfolio                           637,580           232,394                 -                 -
                                                ----------------  ----------------  ----------------  ----------------
                                                   $167,095,534      $132,302,334      $136,084,371      $104,710,924
                                                ----------------  ----------------  ----------------  ----------------





4.      Summary of Changes from Unit Transactions


        Transactions in units for the years ended December 31, 2006 and 2005, were as follows:


                                                         2006                                  2005
                                         ------------------------------------  ------------------------------------
                                                                 Net Increase/                         Net Increase/
Portfolio                                Purchases     Sales     (Decrease)    Purchases     Sales     (Decrease)

Fidelity Variable Insurance Products
 Fund I
   Money Market Portfolio                  713,486     539,770       173,716     417,226      381,971       35,255
   High Income Portfolio                   133,973     116,439        17,534     189,055      123,938       65,117
   Equity-Income Portfolio                 282,832     294,625       (11,793)    278,435      378,533     (100,098)
   Growth Portfolio                        495,250     673,750      (178,500)    566,222      793,383     (227,161)
   Overseas Portfolio                      298,038     203,037        95,001     320,686      146,622      174,064
   Mid Cap Portfolio                       352,138     366,903       (14,765)    369,134      231,620      137,514
Fidelity Variable Insurance Products
 Fund II
   Asset Manager Portfolio                  55,025      79,534       (24,509)     68,992      105,422      (36,430)
   Investment Grade Bond Portfolio         149,480     177,144       (27,664)    145,229      178,322      (33,093)
   Index 500 Portfolio                   1,069,800   1,021,901        47,899   1,043,647      763,664      279,983
   Contrafund Portfolio                    511,138     481,513        29,625     495,392      512,965      (17,573)
   Asset Manager: Growth Portfolio          54,787      78,397       (23,610)     61,385       77,420      (16,035)
Fidelity Variable Insurance Products
 Fund III
   Balanced Portfolio                       67,343      59,526         7,817      73,493       61,431       12,062
   Growth & Income Portfolio               164,624     106,466        58,158     119,283      120,863       (1,580)
   Growth Opportunities Portfolio          147,988     188,210       (40,222)    163,850      190,598      (26,748)
American Century Variable
 Portfolios, Inc.
   Balanced Fund                           163,897     143,323        20,574      51,029       38,936       12,093
   Capital Appreciation Fund                79,416      79,732          (316)     71,090       72,033         (943)
   International Fund                      470,897     278,062       192,835     444,123      195,153      248,970
   Value Fund                              302,118     188,474       113,644     343,080      152,645      190,435
   Income & Growth Fund                     56,244      49,889         6,355      48,906       42,303        6,603
MFS Variable Insurance Trust
   Emerging Growth Series                  210,783     289,606       (78,823)    255,473      314,073      (58,600)
   Investors Trust Series                   32,351      33,804        (1,453)     34,219       47,949      (13,730)
   New Discovery Series                     73,254      91,163       (17,909)    105,455      153,659      (48,204)
   Research Series                          85,434      91,673        (6,239)    102,637      120,140      (17,503)
Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio             194,665     138,098        56,567     216,830      133,930       82,900
   Mid-Cap Value Portfolio                 235,479     232,302         3,177     279,719      133,488      146,231
   International Portfolio                 235,077     124,446       110,631     287,255       63,573      223,682
Alger American Fund
   Growth Portfolio                        575,946     296,648       279,298     615,781      183,639      432,142
   MidCap Growth Portfolio                 286,383     313,092       (26,709)    298,479      216,455       82,024
   Leveraged AllCap Portfolio              387,240     388,141          (901)    344,305      295,623       48,682
   Small Capitalization Portfolio          465,332     623,040      (157,708)    476,741      325,399      151,342
AIM Variable Insurance Funds
   Financial Services Fund                  48,100      30,934        17,166      35,247       25,135       10,112
   Global Health Care Fund                  65,736      49,877        15,859      41,713       25,731       15,982
LEVCO Series Trust
   Equity Value Fund                             -       1,255        (1,255)         82          156          (74)
Van Eck Worldwide Insurance Trust
   Worldwide Hard Assets Fund              194,777     133,715        61,062     220,251      104,277      115,974
   Worldwide Real Estate Fund              186,341      44,059       142,282           -            -            -
PIMCO Variable Insurance Trust
   Total Return Portfolio                  432,137     170,350       261,787     517,740       89,498      428,242
   Low Duration Portfolio                   47,049      13,496        33,553      56,044       14,258       41,786
   High Yield Portfolio                     51,213      23,581        27,632      49,867       25,715       24,152
   Real Return Portfolio                   220,063     158,462        61,601     128,959       50,843       78,116
Goldman Sachs Variable Insurance Trust
   Structured Small Cap Equity Fund        146,306      53,181        93,125           -            -            -
Nueberger Berman Advisors Management Trust
   Regency Portfolio                        99,624      76,309        23,315           -            -            -
Premier VIT
   OpCap Small Cap Portfolio                66,688      24,833        41,855           -            -            -
                                         ----------  ----------  ------------  ----------  ----------- ------------
                                         9,908,452   8,528,760     1,379,692   9,337,054    6,891,363    2,445,691
                                         ----------  ----------  ------------  ----------  ----------- ------------



5.      Financial Highlights


        The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.


        The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.



                                                       December 31                            Year Ended December 31
                                          ------------------------------------------  ----------------------------------------------
                                                      Unit Fair Value                 Investment Expense Ratio      Total Return
                                                        Lowest to                      Income      Lowest to          Lowest to
                                           Units         Highest       Net Assets      Ratio*      Highest**         Highest***
                                          ----------  --------------  --------------  ---------  ---------------  ------------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Money Market Portfolio
          2006                              638,379   $10.51 to $19.49   $8,578,456      4.73%   0.50% to 1.40%    3.45% to 4.34%
          2005                              464,663   10.15 to 18.79      6,105,579      3.05%   0.50% to 1.10%     1.5% to 2.49%
          2004                              429,408   10.00 to 18.44      5,561,712      1.29%   0.50% to 1.10%    0.00% to 0.72%
          2003                              571,109   11.15 to 18.41      7,214,462      1.11%   0.50% to 1.10%    -0.11% to 0.54%
          2002                              408,938   11.09 to 18.44      5,430,733      1.65%   0.50% to 1.10%    0.60% to 1.19%

    High Income Portfolio
          2006                              441,747   10.89 to 29.98      6,529,175      7.88%   0.50% to 1.40%    9.72% to 10.67%
          2005                              424,213   9.84 to 27.25       5,811,792     15.05%   0.50% to 1.10%    1.21% to 2.18%
          2004                              359,096   9.63 to 26.83       5,080,151      7.47%   0.50% to 1.10%    7.70% to 9.06%
          2003                              310,281   8.83 to 24.75       4,229,716      6.73%   0.50% to 1.10%   25.88% to 26.69%
          2002                              251,743   6.97 to 19.67       2,879,583      9.93%   0.50% to 1.10%    2.29% to 2.95%

    Equity-Income Portfolio
          2006                            1,360,907   13.53 to 65.29     34,589,744      3.26%   0.50% to 1.40%   18.52% to 19.57%
          2005                            1,372,700   11.41 to 54.92     29,885,303      1.62%   0.50% to 1.10%    4.36% to 5.35%
          2004                            1,472,798   10.93 to 52.45     30,789,773      1.45%   0.50% to 1.10%    9.30% to 10.98%
          2003                            1,372,172   10.93 to 47.58     26,739,888      1.64%   0.50% to 1.10%   28.90% to 29.66%
          2002                            1,243,283   9.43 to 36.89      19,627,178      1.57%   0.50% to 1.10%   -17.88% to -17.35%

    Growth Portfolio
          2006                            2,400,612   7.68 to 55.70      47,125,015      0.39%   0.50% to 1.40%    5.41% to 6.31%
          2005                            2,579,112   7.22 to 52.71      47,945,094      0.49%   0.50% to 1.10%    4.36% to 5.31%
          2004                            2,806,273   6.86 to 50.37      49,884,375      0.25%   0.50% to 1.10%    2.23% to 4.00%
          2003                            2,635,062   6.67 to 49.21      47,604,009      0.25%   0.50% to 1.10%   31.39% to 32.08%
          2002                            2,363,555   5.05 to 37.50      33,825,399      0.24%   0.50% to 1.10%   -30.88% to -30.44%

    Overseas Portfolio
          2006                              904,979   11.24 to 36.79     17,527,874      0.81%   0.50% to 1.40%   16.41% to 17.45%
          2005                              809,978   9.56 to 31.50      13,703,972      0.54%   0.50% to 1.10%   17.36% to 18.44%
          2004                              635,914   8.08 to 26.76       9,536,720      1.03%   0.50% to 1.10%   10.60% to 13.17%
          2003                              520,207   7.14 to 23.75       7,381,149      0.72%   0.50% to 1.10%   41.81% to 42.51%
          2002                              455,603   5.01 to 16.79       4,692,450      0.78%   0.50% to 1.10%   -21.17% to -20.60%

   Fidelity Variable Insurance Products
    Fund I (continued)
    Mid Cap Portfolio
          2006                            1,136,423   15.77 to 20.34     21,746,629      0.35%   0.50% to 1.40%   11.13% to 12.19%
          2005                            1,151,188   14.18 to 18.24     19,713,470      0.00%   0.50% to 1.10%   16.69% to 17.64%
          2004                            1,013,674   12.16 to 15.59     14,830,730      0.00%   0.50% to 1.10%   21.60% to 24.37%
          2003                              680,066   11.79 to 12.62      8,044,599      0.31%   0.50% to 1.10%   37.02% to 37.88%
          2002                              498,371   8.58 to 9.21        4,291,869      0.67%   0.50% to 1.10%   -10.76% to -10.26%

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
          2006                              373,211   11.22 to 33.19      7,998,925      2.68%   0.50% to 1.40%    5.85% to 6.82%
          2005                              397,720   10.56 to 31.27      8,036,130      2.65%   0.50% to 1.10%    2.61% to 3.43%
          2004                              434,150   10.21 to 30.38      8,682,432      2.64%   0.50% to 1.10%    3.30% to 5.04%
          2003                              417,255   9.73 to 29.12       8,263,923      3.44%   0.50% to 1.10%   16.66% to 17.39%
          2002                              398,605   8.28 to 24.97       6,960,372      3.71%   0.50% to 1.10%   -9.73% to -9.21%

    Investment Grade Bond Portfolio
          2006                              582,393   10.73 to 24.57      9,801,407      3.96%   0.50% to 1.40%    2.98% to 3.79%
          2005                              610,057   10.42 to 23.80      9,999,369      3.73%   0.50% to 1.10%    0.77% to 1.68%
          2004                              643,150   10.34 to 23.55     10,515,913      3.54%   0.50% to 1.10%    3.29% to 3.93%
          2003                              482,884   13.73 to 22.81      7,809,536      4.47%   0.50% to 1.10%    4.06% to 4.73%
          2002                              359,523   13.11 to 21.91      5,620,482      2.47%   0.50% to 1.10%    9.11% to 9.80%

    Index 500 Portfolio
          2006                            3,535,542   10.31 to 34.58     61,924,179      1.63%   0.50% to 1.40%   14.17% to 15.13%
          2005                            3,487,643   8.96 to 30.21      53,675,538      1.66%   0.50% to 1.10%    3.31 % to 4.25%
          2004                            3,207,660   8.59 to 29.14      48,254,425      1.20%   0.50% to 1.10%    8.60% to 10.13%
          2003                            2,800,764   7.80 to 26.67      38,919,926      1.34%   0.50% to 1.10%   26.98% to 27.66%
          2002                            2,401,648   6.11 to 20.98      26,800,947      1.23%   0.50% to 1.10%   -23.09% to -22.56%

    Contrafund Portfolio
          2006                            2,105,016   13.90 to 36.80     52,594,822      1.29%   0.50% to 1.40%   10.17% to 11.17%
          2005                            2,075,391   12.50 to 33.30     47,391,065      0.28%   0.50% to 1.10%   15.30% to 16.31%
          2004                            2,092,964   10.75 to 28.80     41,520,720      0.31%   0.50% to 1.10%   11.00% to 14.97%
          2003                            1,875,688   9.35 to 25.23      33,004,372      0.42%   0.50% to 1.10%   27.00% to 27.73%
          2002                            1,706,397   7.32 to 19.85      23,636,282      0.82%   0.50% to 1.10%   -10.34% to -9.74%

    Asset Manager: Growth Portfolio
          2006                              318,104   9.61 to 20.57       4,818,192      2.02%   0.50% to 1.40%    5.86% to 6.64%
          2005                              341,714   9.02 to 19.44       4,914,827      2.31%   0.50% to 1.10%    2.39% to 3.36%
          2004                              357,749   8.73 to 18.92       5,033,531      2.20%   0.50% to 1.10%    3.40% to 5.43%
          2003                              349,203   8.28 to 18.06       4,703,890      2.73%   0.50% to 1.10%   21.96% to 22.67%
          2002                              329,833   6.75 to 14.80       3,667,172      2.81%   0.50% to 1.10%   -16.48% to -15.94%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
          2006                              302,179   12.04 to 16.12      4,752,048      1.95%   0.50% to 1.40%   10.02% to 11.17%
          2005                              294,362   10.93 to 14.59      4,183,466      2.44%   0.50% to 1.10%    1.35% to 4.85%
          2004                              282,300   10.41 to 13.95      3,819,590      1.82%   0.50% to 1.10%    4.34% to 7.80%
          2003                              234,029   9.92 to 13.32       3,061,281      2.46%   0.50% to 1.10%   16.46% to 17.12%
          2002                              185,724   8.47 to 11.48       2,084,265      2.60%   0.50% to 1.10%   -9.75% to -9.22%

    Growth & Income Portfolio
          2006                              569,906   11.30 to 18.56     10,184,116      0.82%   0.50% to 1.40%   11.62% to 12.66%
          2005                              511,748   10.03 to 16.58      8,188,594      1.44%   0.50% to 1.10%    6.08% to 7.05%
          2004                              513,328   9.37 to 15.58       7,706,179      0.83%   0.50% to 1.10%    4.63% to 5.40%
          2003                              490,263   8.90 to 14.87       7,033,299      1.12%   0.50% to 1.10%   22.45% to 23.27%
          2002                              439,896   7.22 to 12.16       5,130,153      1.28%   0.50% to 1.10%   -17.56% to -17.11%

    Growth Opportunities Portfolio
          2006                              751,812   8.56 to 12.83       9,343,810      0.68%   0.50% to 1.40%    4.30% to 4.91%
          2005                              792,034   8.15 to 12.30       9,422,551      0.88%   0.50% to 1.10%    7.33% to 8.35%
          2004                              818,782   7.53 to 11.42       9,022,058      0.51%   0.50% to 1.10%    6.04% to 7.10%
          2003                              781,715   7.06 to 10.77       8,129,627      0.73%   0.50% to 1.10%   28.37% to 29.30%
          2002                              758,228   5.46 to 8.39        6,129,407      1.00%   0.50% to 1.10%   -22.67% to -22.33%

   American Century Variable
    Portfolios, Inc.
    Balanced Fund
          2006                              199,428   12.06 to 16.88      3,297,904      1.76%   0.50% to 1.40%    8.12% to 9.08%
          2005                              178,854   11.15 to 15.57      2,721,054      1.74%   0.50% to 1.10%    3.47% to 4.42%
          2004                              166,761   10.78 to 15.00      2,444,829      1.46%   0.50% to 1.10%    7.80% to 9.26%
          2003                              133,308   9.94 to 13.82       1,802,179      2.22%   0.50% to 1.10%   16.46% to 17.12%
          2002                               98,914   8.36 to 11.70       1,135,668      2.35%   0.50% to 1.10%   -10.55% to -10.35%

    Capital Appreciation Fund
          2006                              316,756   11.07 to 18.99      5,516,568      0.00%   0.50% to 1.40%   15.68% to 16.67%
          2005                              317,072   9.48 to 16.38       4,745,135      0.00%   0.50% to 1.10%   20.39% to 21.49%
          2004                              318,015   7.81 to 13.57       3,939,398      0.00%   0.50% to 1.10%    6.43% to 6.99%
          2003                              282,852   7.30 to 12.75       3,313,869      0.00%   0.50% to 1.10%   19.05% to 19.87%
          2002                              245,529   6.09 to 10.71       2,405,459      0.00%   0.50% to 1.10%   -22.05% to -21.52%

    International Fund
          2006                            1,227,537   9.18 to 18.36      21,164,022      1.43%   0.50% to 1.40%   23.33% to 24.46%
          2005                            1,034,702   7.37 to 14.84      14,404,355      0.99%   0.50% to 1.10%   11.72% to 12.61%
          2004                              785,732   6.55 to 13.25       9,706,395      0.50%   0.50% to 1.10%   12.50% to 14.51%
          2003                              694,272   5.72 to 11.66       7,551,029      0.66%   0.50% to 1.10%   23.13% to 23.81%
          2002                              599,832   4.62 to 9.47        5,308,390      0.74%   0.50% to 1.10%   -21.21% to -20.75%

   American Century Variable
    Portfolios, Inc. (continued)
    Value Fund
          2006                              880,295   13.18 to 24.73     20,610,685      1.26%   0.50% to 1.40%   17.00% to 18.05%
          2005                              766,651   11.26 to 21.07     15,382,309      0.78%   0.50% to 1.10%    3.54% to 4.48%
          2004                              576,216   10.88 to 20.29     11,215,585      1.51%   0.50% to 1.10%    8.80% to 13.79%
          2003                              405,178   14.72 to 17.93      7,007,967      0.90%   0.50% to 1.10%   27.51% to 28.33%
          2002                              303,774   11.47 to 14.07      4,118,748      0.83%   0.50% to 1.10%   -13.57% to -13.11%

    Income & Growth Fund
          2006                              216,685   11.42 to 15.52      3,316,030      1.68%   0.50% to 1.40%   15.48% to 16.53%
          2005                              210,330   9.80 to 13.37       2,770,134      1.92%   0.50% to 1.10%    3.21% to 4.14%
          2004                              203,727   9.41 to 12.90       2,584,309      1.31%   0.50% to 1.10%   10.00% to 12.43%
          2003                              184,915   8.37 to 11.52       2,073,156      1.17%   0.50% to 1.10%   27.98% to 28.57%
          2002                              161,239   6.51 to 8.90        1,412,025      1.02%   0.50% to 1.10%   -20.25% to -19.73%

   MFS Variable Insurance Trust
    Emerging Growth Series
          2006                              958,839   5.93 to 12.70      11,600,497      0.00%   0.50% to 1.40%    6.43% to 7.43%
          2005                            1,037,662   5.52 to 11.88      11,576,518      0.00%   0.50% to 1.10%    7.70% to 8.66%
          2004                            1,096,262   5.08 to 10.98      11,330,395      0.00%   0.50% to 1.10%    9.40% to 12.39%
          2003                            1,018,780   4.52 to 9.81        9,426,673      0.00%   0.50% to 1.10%   28.82% to 29.51%
          2002                              885,042   3.49 to 7.60        6,373,101      0.00%   0.50% to 1.10%   -34.46% to -34.03%

    Investors Trust Series
          2006                              154,359   10.56 to 13.08      1,931,782      0.48%   0.50% to 1.40%   11.46% to 12.46%
          2005                              155,812   9.39 to 11.74       1,741,627      0.55%   0.50% to 1.10%     5.2% to 6.70%
          2004                              169,542   8.80 to 11.09       1,783,500      0.60%   0.50% to 1.10%   10.16% to 10.90%
          2003                              157,644   7.94 to 9.56        1,503,147      0.63%   0.50% to 1.10%   20.84% to 21.59%
          2002                              145,439   6.53 to 7.89        1,145,465      0.51%   0.50% to 1.10%   -21.88% to -21.42%

    New Discovery Series
          2006                              325,086   10.43 to 22.52      7,112,418      0.00%   0.50% to 1.40%   11.68% to 12.67%
          2005                              342,995   9.26 to 20.07       6,696,977      0.00%   0.50% to 1.10%    3.80% to 4.72%
          2004                              391,199   8.84 to 19.24       7,337,919      0.00%   0.50% to 1.10%    5.32% to 6.00%
          2003                              355,305   8.34 to 18.24       6,311,978      0.00%   0.50% to 1.10%   32.28% to 33.01%
          2002                              267,770   6.27 to 13.76       3,607,321      0.00%   0.50% to 1.10%   -32.39% to -32.00%

    Research Series
          2006                              413,983   9.39 to 13.26       5,420,357      0.49%   0.50% to 1.40%    9.00% to 9.89%
          2005                              420,222   8.55 to 12.11       5,018,980      0.45%   0.50% to 1.10%    6.31% to 7.21%
          2004                              437,725   7.97 to 11.33       4,894,475      1.03%   0.50% to 1.10%   12.10% to 15.34%
          2003                              414,237   6.91 to 9.87        4,014,175      0.62%   0.50% to 1.10%   23.39% to 24.06%
          2002                              356,124   5.57 to 7.99        2,793,015      0.26%   0.50% to 1.10%   -25.38% to -24.93%

   Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio
          2006                              744,797   13.03 to 19.70     14,247,013      1.32%   0.50% to 1.40%   15.72% to 16.66%
          2005                              688,230   11.26 to 16.95     11,373,221      1.02%   0.50% to 1.10%    1.81% to 2.74%
          2004                              605,330   11.06 to 16.56      9,826,097      0.93%   0.50% to 1.10%   10.60% to 12.05%
          2003                              466,586   11.37 to 14.84      6,826,851      0.74%   0.50% to 1.10%   29.59% to 30.39%
          2002                              355,079   8.72 to 11.43       4,003,870      0.66%   0.50% to 1.10%   -18.97% to -18.43%

    Mid-Cap Value Portfolio
          2006                              699,339   13.70 to 27.07     18,531,601      0.51%   0.50% to 1.40%   10.67% to 11.69%
          2005                              696,162   12.38 to 24.34     16,637,131      0.49%   0.50% to 1.10%    6.72% to 7.66%
          2004                              549,931   11.60 to 22.69     12,416,192      0.32%   0.50% to 1.10%   16.00% to 23.45%
          2003                              408,357   18.17 to 18.47      7,531,058      0.55%   0.50% to 1.10%   23.39% to 24.11%
          2002                              334,830   14.64 to 14.93      4,984,990      0.65%   0.50% to 1.10%   -10.74% to -10.24%

    International Portfolio
          2006                              531,323   11.58 to 17.37      7,649,418      0.46%   0.50% to 1.40%   27.32% to 28.52%
          2005                              420,692   9.01 to 13.64       4,732,183      0.00%   0.50% to 1.10%   24.82% to 26.01%
          2004                              197,010   7.15 to 10.93       1,779,463      0.15%   0.50% to 1.10%    9.30% to 19.97%
          2003                              116,619   5.96 to 7.68          875,416      2.06%   0.50% to 1.10%   39.74% to 40.57%
          2002                               52,845   4.24 to 5.40          282,105      1.17%   0.50% to 1.10%   -18.66% to -18.15%

   Alger American Fund
    Growth Portfolio
          2006                            1,346,039   7.64 to 12.22      10,461,666      0.12%   0.50% to 1.40%    3.69% to 4.61%
          2005                            1,066,741   7.33 to 11.78       7,928,119      0.00%   0.50% to 1.10%   10.46% to 11.55%
          2004                              634,599   6.60 to 10.66       4,216,027      0.00%   0.50% to 1.10%    4.39% to 6.60%
          2003                              359,201   6.31 to 7.74        2,277,259      0.00%   0.50% to 1.10%   33.68% to 34.45%
          2002                              224,909   4.71 to 5.79        1,061,218      0.04%   0.50% to 1.10%   -33.75% to -33.24%

    MidCap Growth Portfolio
          2006                              778,361   10.97 to 13.14      8,615,830      0.00%   0.50% to 1.40%    8.62% to 9.66%
          2005                              805,070   10.05 to 12.09      8,153,666      0.00%   0.50% to 1.10%    8.32% to 9.23%
          2004                              723,046   9.24 to 11.16       6,715,021      0.00%   0.50% to 1.10%   11.60% to 12.57%
          2003                              584,966   8.25 to 9.79        4,841,496      0.00%   0.50% to 1.10%   46.12% to 47.01%
          2002                              282,007   5.63 to 6.70        1,590,097      0.00%   0.50% to 1.10%   -30.28% to -29.88%

    Leveraged AllCap Portfolio
          2006                            1,054,775   7.87 to 14.28       8,452,271      0.00%   0.50% to 1.40%   17.65% to 19.35%
          2005                            1,055,676   6.66 to 12.14       7,075,574      0.00%   0.50% to 1.10%   12.81% to 13.94%
          2004                            1,006,994   5.87 to 10.76       5,964,934      0.00%   0.50% to 1.10%    6.95% to 7.57%
          2003                              906,481   5.48 to 7.91        4,995,171      0.00%   0.50% to 1.10%   33.16% to 34.06%
          2002                              686,579   4.10 to 5.94        2,830,287      0.01%   0.50% to 1.10%   -34.58% to -34.29%

    Small Capitalization Portfolio
          2006                              899,227   9.13 to 15.12       8,441,665      0.00%   0.50% to 1.40%   18.40% to 20.24%
          2005                            1,056,935   7.67 to 12.77       8,206,483      0.00%   0.50% to 1.10%   15.25% to 16.31%
          2004                              905,593   6.63 to 11.08       6,058,125      0.00%   0.50% to 1.10%   10.80% to 16.01%
          2003                              513,117   5.74 to 8.90        2,972,490      0.00%   0.50% to 1.10%   40.60% to 41.71%
          2002                              201,854   4.07 to 6.33          827,703      0.00%   0.50% to 1.10%   -26.99% to -26.65%

   AIM Variable Insurance Funds
    Financial Services Fund
          2006                              119,437   12.90 to 14.32      1,676,905      1.54%   0.50% to 1.40%   14.91% to 15.86%
          2005                              102,271   11.22 to 12.36      1,245,177      1.41%   0.50% to 1.10%    4.43% to 5.37%
          2004                               92,159   10.75 to 11.73      1,069,179      0.83%   0.50% to 1.10%    7.45% to 8.11%
          2003                               60,189   10.74 to 10.85        648,768      0.26%   0.50% to 1.10%   28.16% to 29.01%
          2002                               34,167   8.38 to 8.41          286,647      1.31%   0.50% to 1.10%   -16.20% to -15.90%

    Global Health Care Fund
          2006                              132,604   11.29 to 12.54      1,692,934      0.00%   0.50% to 1.40%    3.77% to 8.97%
          2005                              116,745   10.88 to 11.97      1,376,465      0.00%   0.50% to 1.10%    6.67% to 7.55%
          2004                              100,763   10.20 to 11.13      1,109,323      0.00%   0.50% to 1.10%    2.00% to 7.02%
          2003                               68,501   10.29 to 10.40        707,641      0.00%   0.50% to 1.10%   26.41% to 27.14%
          2002                               28,372   8.14 to 8.18          182,544      0.00%   0.50% to 1.10%   -18.60% to -18.20%

   LEVCO Series Trust
    Equity Value Fund
          2005                                1,255   11.41 to 11.58         14,305      0.07%   0.50% to 1.40%    7.00% to 7.99%
          2004                                1,329   10.55 to 11.14         14,085      1.64%   0.50% to 1.10%    5.50% to 13.20%
          2003                                1,380   9.40 to 10.31          12,694      2.24%   0.50% to 1.10%   27.51% to 27.97%
          2002                                4,581   7.37 to 7.40           33,802      0.00%   0.50% to 1.10%   -26.30% to -26.00%

   Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund
          2006                              289,879   22.90 to 28.55      8,136,910      0.06%   0.50% to 1.40%   22.77% to 24.72%
          2005                              228,817   18.64 to 23.05      5,176,284      0.20%   0.50% to 1.10%   49.51% to 50.92%
          2004                              112,843   12.47 to 15.27      1,703,910      0.21%   0.50% to 1.10%   22.59% to 24.70%
          2003                               56,437   12.30 to 12.43        694,771      0.36%   0.50% to 1.10%   43.56% to 44.29%
          2002                               26,804   8.54 to 8.58          229,300      0.00%   0.50% to 1.10%   -14.60% to -14.20%

    Worldwide Real Estate Fund
          2006                              142,282   11.50 to 11.57      1,642,088      0.00%   0.50% to 1.40%   15.00% to 15.70%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
          2006                              886,475   10.72 to 11.17      9,745,775      4.48%   0.50% to 1.40%    2.74% to 3.31%
          2005                              624,688   10.47 to 10.81      6,676,613      3.80%   0.50% to 1.10%    0.97% to 1.90%
          2004                              196,446   10.36 to 10.60      2,070,736      1.73%   0.50% to 1.10%    3.75% to 4.43%
          2003                               51,475   10.12 to 10.16        521,769      1.10%   0.50% to 1.10%    5.00% to 5.40%

    Low Duration Portfolio
          2006                              141,883   10.28 to 10.57      1,490,374      3.97%   0.50% to 1.40%    2.62% to 3.40%
          2005                              108,330   10.05 to 10.21      1,100,561      2.71%   0.50% to 1.10%    -0.42% to 0.52%
          2004                               66,544   10.06 to 10.16        673,026      0.98%   0.50% to 1.10%    0.60% to 1.40%
          2003                               29,340   9.99 to 10.03         293,568      0.25%   0.50% to 1.10%    -0.10% to 0.20%

    High Yield Portfolio
          2006                              119,742   11.98 to 13.41      1,582,985      6.43%   0.50% to 1.40%    7.55% to 10.20%
          2005                               92,110   11.13 to 12.35      1,126,787      6.56%   0.50% to 1.10%    2.68% to 3.61%
          2004                               67,958   10.84 to 11.92        806,118      5.89%   0.50% to 1.10%    8.36% to 8.96%
          2003                               25,570   10.90 to 14.21        280,287      6.71%   0.50% to 1.10%    1.20% to 1.60%

    Real Return Portfolio
          2006                              281,314   10.71 to 11.63      3,227,004      4.36%   0.50% to 1.40%   -0.70% to -0.26%
          2005                              219,713   10.79 to 11.61      2,517,402      2.81%   0.50% to 1.10%    0.70% to 1.15%
          2004                              141,597   10.71 to 11.43      1,595,134      0.79%   0.50% to 1.10%    7.10% to 8.35%
          2003                               30,621   10.50 to 10.54        321,957      0.37%   0.50% to 1.10%    8.90% to 9.40%

   Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund
          2006                               93,125   9.90 to 9.96          925,229      0.00%   0.50% to 1.40%   -1.00% to -0.37%

   Nueberger Berman Advisors
   Management Trust
    Regency Portfolio
          2006                               23,315   10.06 to 10.24        238,137      0.00%   0.50% to 1.40%    1.70% to 2.40%

   Premier VIT
    OpCap Small Cap Portfolio
          2006                               41,855   10.41 to 10.47        437,004      0.00%   0.50% to 1.40%    4.10% to 4.70%



       * The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.


       ** The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


         *** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

                        VARIABLE EXECUTIVE UNIVERSAL LIFE
                Flexible Premium Variable Universal Life Contract
               Issued By: Midland National Life Insurance Company
                      One Midland Plaza o o Sioux Falls, SD
                57193 (605) 335-5700 (telephone) o (800) 272-1642
                              (toll-free telephone)
              (605) 373-8557 (facsimile for transaction requests) o
                  (605) 335-3621 (facsimile for administrative
                   requests) through the Midland National Life
                               Separate Account A


Variable Executive Universal Life, (the "contract") is a life insurance contract issued by Midland National Life Insurance Company. The contract:


      o provides insurance coverage with flexibility in death benefits and premiums;
      o pays a death benefit if the Insured person dies while the contract is still inforce;
      o can provide substantial contract fund build-up on a tax-deferred basis. However, there is no guaranteed contract fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.
      o lets You borrow against Your contract, withdraw part of the net cash surrender value, or completely surrender Your contract. There may be tax consequences to these transactions. Loans and withdrawals affect the contract fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your contract and return it to Us for a refund.
You may allocate Your contract fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts listed on the following page.

     1.  AIM Variable Insurance Funds,
     2.  Alger American Fund,
     3.  American Century Variable Portfolios, Inc.,
     4.  Fidelity(R)Variable Insurance Products,
     5.  Goldman Sachs Variable Insurance Trust,
     6.  Lord Abbett Series Fund, Inc.,
     7.  Neuberger Berman AMT Portfolios,
     8.  MFS(R)Variable Insurance Trusts,
     9.  PIMCO Variable Insurance Trust,

    10.  Premier VIT
    11.  ProFunds VP, and

    12.  Van Eck Worldwide Insurance Trust


You can choose among the forty-one investment divisions listed on the following page. However, after June 15th, 2007 there will be fifty investment divisions available.


Your contract fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                   May 1, 2007

                                        SEPARATE ACCOUNT INVESTMENT PORTFOLIOS
--------------------------------------------------------------- -------------------------------------------------------------

AIM V.I. Financial Services Fund                                Fidelity VIP Overseas Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

AIM V.I. Global Health Care Fund                                Goldman Sachs VIT Growth and Income Fund*

--------------------------------------------------------------- -------------------------------------------------------------

AIM V.I. International Growth Fund*                             Goldman Sachs VIT Structured Small Cap Equity Fund

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Growth Portfolio                                 Lord Abbett Series Fund, Inc. America's Value Portfolio*

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                       Lord Abbett Series Fund, Inc. Growth and Income Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Mid-Cap Growth Portfolio                         Lord Abbett Series Fund, Inc. International Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Small Capitalization Portfolio                   Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Balanced Fund                               MFS(R)VIT Emerging Growth Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Capital Appreciation Fund                   MFS(R)VIT Investors Trust Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Income and Growth Fund                      MFS(R)VIT New Discovery Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP International Fund                          MFS(R)VIT Research Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Value Fund                                  MFS(R)VIT Total Return Series*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Asset ManagerSM Portfolio                          MFS(R)VIT Utilities Series*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Asset Manager: Growth(R)Portfolio                   Neuberger Berman AMT Regency Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Balanced Portfolio                                 PIMCO VIT High Yield Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Contrafund(R)Portfolio                              PIMCO VIT Low Duration Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio                            PIMCO VIT Real Return Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Growth & Income Portfolio                          PIMCO VIT Total Return Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio                     Premier VIT OpCap Small Cap Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Growth Portfolio                                   ProFund VP Japan*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP High Income Portfolio                              ProFund VP Oil & Gas*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Index 500 Portfolio                                ProFund VP Small-Cap Value*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Investment Grade Bond Portfolio                    ProFund VP Ultra Mid-Cap*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP MidCap Portfolio                                   Van Eck Worldwide Hard Assets Fund

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Money Market Portfolio                             Van Eck Worldwide Real Estate Fund

--------------------------------------------------------------- -------------------------------------------------------------

*Available beginning June 15 2007.

This prospectus generally describes only the variable portion of the contract, except where the General Account is specifically mentioned.

Buying this contract might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance contract.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                                   TABLE OF CONTENTS


CONTRACT BENEFITS / RISKS SUMMARY.....................................................................................7
      CONTRACT BENEFITS...............................................................................................7
           Death Benefits.............................................................................................7
           Flexible Premium Payments..................................................................................7
           Minimum Premium............................................................................................7
           Benefits of the Contract Fund..............................................................................7
           Tax Benefits...............................................................................................8
           Additional Benefits........................................................................................8
           Your Right to Examine This Contract........................................................................8
      CONTRACT RISKS..................................................................................................9
           Investment Risk............................................................................................9
           Surrender Charge Risk......................................................................................9
           Withdrawing Money..........................................................................................9
           Risk of Lapse..............................................................................................9
           Tax Risks.................................................................................................10
           Risk of Increases in Charges..............................................................................10
           Portfolio Risks...........................................................................................10
FEE TABLE............................................................................................................11
SUMMARY OF VARIABLE EXECUTIVE UNIVERSAL LIFE.........................................................................16
      DEATH BENEFIT OPTIONS..........................................................................................16
      FLEXIBLE PREMIUM PAYMENTS......................................................................................16
      INVESTMENT CHOICES.............................................................................................17
      YOUR CONTRACT FUND.............................................................................................17
           Transfers.................................................................................................17
           Contract Loans............................................................................................19
           Withdrawing Money.........................................................................................19
           Surrendering Your Contract................................................................................19
      DEDUCTIONS AND CHARGES.........................................................................................19
           Deductions From Your Premiums.............................................................................19
           Deductions From Your Contract Fund........................................................................20
           Surrender Charge..........................................................................................20
      ADDITIONAL INFORMATION ABOUT THE CONTRACTS.....................................................................22
           Your Contract Can Lapse...................................................................................22
           Correspondence and Inquiries..............................................................................22
           State Variations..........................................................................................23
           Tax-Free "Section 1035" Exchanges.........................................................................23
DETAILED INFORMATION ABOUT VARIABLE EXECUTIVE UNIVERSAL LIFE.........................................................23
      INSURANCE FEATURES.............................................................................................23
           How the Contracts Differ From Whole Life Insurance........................................................23
           Application for Insurance.................................................................................24
           Death Benefit.............................................................................................24
           Notice and Proof of Death.................................................................................25
           Payment of Death Benefits.................................................................................25
           Maturity Benefit..........................................................................................25
           Changes In Variable Executive Universal Life..............................................................25
           Changing The Face Amount of Insurance.....................................................................26
           Changing Your Death Benefit Option........................................................................27
           When Contract Changes Go Into Effect......................................................................27
           Flexible Premium Payments.................................................................................27
           Allocation of Premiums....................................................................................29
           Additional Benefits.......................................................................................29
      SEPARATE ACCOUNT INVESTMENT CHOICES............................................................................34
           Our Separate Account And Its Investment Divisions.........................................................34
           The Funds.................................................................................................34
           Investment Policies Of The Portfolios.....................................................................35
           Effects of Market Timing..................................................................................40
           Charges In The Funds......................................................................................40
      USING YOUR CONTRACT FUND.......................................................................................41
           The Contract Fund.........................................................................................41
           Amounts In Our Separate Account...........................................................................42
           How We Determine The Accumulation Unit Value..............................................................42
           Contract Fund Transactions................................................................................42
           Transfers Of Contract Fund................................................................................43
           Transfer Limitations......................................................................................43
           Dollar Cost Averaging.....................................................................................46
           Portfolio Rebalancing.....................................................................................46
           Contract Loans............................................................................................47
           Withdrawing Money From Your Contract Fund.................................................................48
           Surrendering Your Contract................................................................................49
THE GENERAL ACCOUNT..................................................................................................51
      DEDUCTIONS AND CHARGES.........................................................................................51
           Deductions From Your Premiums.............................................................................51
           Charges Against The Separate Account......................................................................52
           Monthly Deductions From Your Contract Fund................................................................53
           Transaction Charges.......................................................................................54
           How Contract Fund Charges Are Allocated...................................................................54
           Loan Charge...............................................................................................55
           Surrender Charge..........................................................................................55
           Portfolio Expenses........................................................................................57
TAX EFFECTS..........................................................................................................57
      INTRODUCTION...................................................................................................57
      TAX STATUS OF THE CONTRACT.....................................................................................57
      TAX TREATMENT OF CONTRACT BENEFITS.............................................................................58
           In General................................................................................................58
           Modified Endowment Contracts (MEC)........................................................................58
           Distributions Other Than Death Benefits from Modified Endowment Contracts.................................58
           Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts..........59
           Investment in the Contract................................................................................59
           Contract Loans............................................................................................59
           Treatment of the Benefit Extension Rider..................................................................60
           Withholding...............................................................................................60
           Multiple Contracts........................................................................................60
           Continuation of Contract Beyond Age 100...................................................................61
           Section 1035 Exchanges....................................................................................61
           Living Needs Rider........................................................................................61
           Business Uses of Contract.................................................................................61
           Non-Individual Owners and Business Beneficiaries of Contracts.............................................61
           Split-Dollar Arrangements.................................................................................62
           Alternative Minimum Tax...................................................................................62
           Estate, Gift and Generation-Skipping Transfer Tax Considerations..........................................62
           Economic Growth and Tax Relief Reconciliation Act of 2001.................................................63
           Possible Tax Law Changes..................................................................................63
           Our Income Taxes..........................................................................................63
ADDITIONAL INFORMATION ABOUT THE CONTRACTS...........................................................................63
      YOUR RIGHT TO EXAMINE THIS CONTRACT............................................................................63
      YOUR CONTRACT CAN LAPSE........................................................................................64
      YOU MAY REINSTATE YOUR CONTRACT................................................................................64
      CONTRACT PERIODS AND ANNIVERSARIES.............................................................................65
      MATURITY DATE..................................................................................................66
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT......................................................................66
      CHANGING THE SEPARATE ACCOUNT..................................................................................66
      LIMITS ON OUR RIGHT TO CHALLENGE THE CONTRACT..................................................................67
      YOUR PAYMENT OPTIONS...........................................................................................68
           Lump Sum Payments.........................................................................................68
           Optional Payment Methods..................................................................................68
      YOUR BENEFICIARY...............................................................................................69
      ASSIGNING YOUR CONTRACT........................................................................................69
      WHEN WE PAY PROCEEDS FROM THIS CONTRACT........................................................................70
      CHANGE OF ADDRESS NOTIFICATION.................................................................................70
      YOUR VOTING RIGHTS AS AN OWNER.................................................................................70
      DISTRIBUTION OF THE CONTRACTS..................................................................................71
      LEGAL PROCEEDINGS..............................................................................................74
      FINANCIAL STATEMENTS...........................................................................................74
DEFINITIONS..........................................................................................................75
APPENDIX A...........................................................................................................77


                        CONTRACT BENEFITS / RISKS SUMMARY

In this prospectus "We", "Our", "Us", "Midland National", and "Company" mean Midland National Life Insurance Company. "You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "Insured" or "Insured Person", because the Insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance contract. In this prospectus, these words and phrases are generally in bold-face type.

This summary describes the contract's important risks and benefits. The detailed information appearing later in this prospectus further explains the following summary. This Contract Benefits/Risk Summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is inforce and that there is no outstanding contract loan.

CONTRACT BENEFITS

Death Benefits

Variable Executive Universal Life is life insurance on the Insured person. If the contract is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:


      o     Option 1: death benefit equals the face amount of the insurance contract. This is sometimes called a "level" death benefit.
      o     Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 24. We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.


You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within certain limits.

The minimum face amount is $150,000.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial minimum premium at issue, which is at least equal to one month's minimum premium. The minimum premium is based on the contract's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 27.


Minimum Premium

During the minimum premium period,Your contract will remain inforce as long as You meet the applicable minimum premium requirements (see "Premium Provisions During The Minimum Premium Period" on page 28).


Benefits of the Contract Fund

      o Withdrawing Money from Your Contract Fund. You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make is 50% of Your net cash surrender value (that is Your contract fund minus any surrender charge minus any contract debt). See "Withdrawing Money From Your Contract Fund" on page 48. There may be tax consequences for making a partial withdrawal. See "TAX EFFECTS" on page 57.
      o Surrendering Your Contract. You can surrender Your contract for cash and then We will pay You the net cash surrender value (Your contract fund minus any surrender charge minus any contract debt). See "Surrendering Your Contract" on page 49. There may be tax consequences for surrendering Your contract. See "TAX EFFECTS" on page 57.
      o Contract Loans. You may borrow up to 92% of Your net cash surrender value (the contract fund less the surrender charge minus any contract debt). Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. See "Contract Loans" on page 47. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a contract loan. See "TAX EFFECTS" on page 57.
      o Transfers of Contract Fund. You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th in a contract year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Contract Fund" on page 43. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners.
      o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 46.
      o Portfolio Rebalancing. The Portfolio Rebalancing Option allows contract owners, who are not participating in a DCA program, to have Us automatically reset the percentage of contract fund allocated to each investment division to a pre-set level. At each contract anniversary, We will transfer amounts needed to "balance" the contract fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 46.


Tax Benefits
We intend for the contract to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the contract value (the contract fund), and therefore should not be taxed on increases in the contract fund until You take out a loan or withdrawal, surrender the contract, or We pay the maturity benefit. In addition, transfers of the contract fund (among the investment divisions and between the General Account and the various investment divisions) are not taxable transactions.


See "Tax Risks" on page 10 and "TAX EFFECTS" on page 57. You should consult with and rely on a qualified tax advisor for assistance in all contract-related tax matters.


Additional Benefits
Your contract may have one or more supplemental benefits that are options or attached by rider to the contract. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:


     o  Waiver of Charges Rider               o  Additional Insured Rider
     o  Flexible Disability Benefit Rider     o  Guaranteed Insurability Rider
     o  Accidental Death Benefit Rider        o  Living Needs Rider
     o  Children's Insurance Rider*           o  Extended Maturity Option
     o  Family  Insurance Rider*              o  Benefit Extension Rider


       *No longer available for issue on new or inforce contracts.

Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Contract

For a limited period of time, as specified in Your contract, You have a right to examine and cancel the contract for any reason. See "Your Right To Examine This Contract" on page 63.


CONTRACT RISKS

Investment Risk
Your contract fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. During times of declining investment performance, the deduction of charges based on the net amount at risk could accelerate and further reduce Your contract fund in the investment divisions and the General Account. If You allocate net premium to the General Account, then We credit Your contract fund in the General Account with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although, it will never be lower than a guaranteed minimum annual effective rate of 3.5%. No one insures or guarantees any of the contract value in the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the contract only if You have the financial ability to keep it inforce for a substantial period of time. You should not purchase the contract if You intend to surrender all or part of the contract value in the near future.

This contract is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your contract for its net cash surrender value or let Your contract lapse during the surrender charge period, We will deduct a surrender charge. The surrender charge period lasts for the first 12 contract years after the date of issue or increase in face amount. It is possible that You will receive no net cash surrender value if You surrender Your contract, especially in the first few contract years. See "Surrender Charge" on page 55. Taxes and a tax penalty may apply. See "TAX EFFECTS" on page 57.


Withdrawing Money

If You make a partial withdrawal, We will deduct a withdrawal charge if You make more than one withdrawal in any given contract year. The maximum partial withdrawal You can make in any contract year is 50% of the net cash surrender value. Taxes and a tax penalty may apply. See "TAX EFFECTS" on page 57.


Risk of Lapse
Your contract can lapse if the net cash surrender value is not sufficient to pay the monthly deductions.


      o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain inforce. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule. Whether Your contract lapses or remains inforce can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays inforce during the minimum premium period by paying premiums equal to those required to meet the accumulated minimum premium requirements described in "Premium Provisions During The Minimum Premium Period " on page 28.

            Nevertheless, the contract can lapse (1) during the minimum premium period if You do not meet the minimum premium requirements and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Contract Can Lapse" on page 22. Taxes and a tax penalty may apply.
      o Contract Loans. Your loan may affect whether Your contract remains inforce. If Your loan lowers the value of Your contract fund to a point where the monthly deductions are greater than Your contract's net cash surrender value, then the contract's lapse provision may apply. Your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken. For more details see "Contract Loans" on page 59. Taxes and tax penalty may apply.

      o Surrender Charge Period. If You allow Your contract to lapse during the surrender charge period, We will deduct a surrender charge.

Tax Risks
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a contract issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to contracts issued on a substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under this contract.

Depending on the total amount of premiums You pay, the contract may be treated as a modified endowment contract under federal tax laws. If a contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the contract will be taxable as ordinary income to the extent there are earnings in the contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a contract that is not a modified endowment contract are subject to the 10% penalty tax.

This contract may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the contract without allowing the contract to lapse. The aim of this strategy is to continue borrowing from the contract until its contract value (the contract fund) is just enough to pay off the contract loans that have been taken out and then relying on the Benefit Extension Rider to keep the contract in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the Benefit Extension Rider is lower than the contract's original death benefit, then the contract might become a MEC which could result in a significant tax liability attributable to the balance of any contract debt. Second, this strategy will fail to achieve its goal if the contract is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this contract may be treated as taxable distributions when the rider causes the contract to be converted to a fixed contract. In that event, assuming contract loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the contract as a source of tax-free income by taking out contract loans should, before purchasing the contract, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.


See "TAX EFFECTS" on page 57. You should consult a qualified tax advisor for assistance in all contract-related tax matters.


Risk of Increases in Charges

Certain fees and charges assessed against the contract are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum level. If fees and charges are increased, the risk that the contract will lapse increases and You may have to increase the premiums to keep the contract inforce.

Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

                                                       FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the contract.  The first table describes the fees and expenses that You will pay at the time You buy the contract, make premium payments, take cash withdrawals, surrender the contract, exercise certain riders or transfer contract funds between investment divisions.

---------------------------------------------------------------------------------------------------------------------------------
                                                        Transaction Fees
---------------------------------------------------------------------------------------------------------------------------------
                Charge                   When Charge Is Deducted                          Amount Deductedi
---------------------------------------------------------------------------------------------------------------------------------
                                                                         Maximum Guaranteed              Current Charge
                                                                               Charge
---------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge                    Upon receipt of a premium     No maximumii                 2.25% of each premium
                                      payment.                                                   payment in all contract years.
---------------------------------------------------------------------------------------------------------------------------------
Sales Charge                          Upon receipt of a premium     2.5% of each premium         2.5% of each premium
                                      payment.                      payment in all contract      payment in all contract years.
                                                                    years.
---------------------------------------------------------------------------------------------------------------------------------
Civil Service Allotment Service       Upon receipt of a premium     $0.46 from each bi-weekly    $0.46 from each bi-weekly
Charge                                payment where Civil Service   premium payment.             premium payment.
                                      Allotment is chosen.
---------------------------------------------------------------------------------------------------------------------------------
Surrender chargeiii                   At the time of surrender or   (a) 27.5% of each premium    (a) 27.5% of each premium
(Deferred Sales Charge)               lapse that occurs during the  payment in the first two     payment in the first two
                                      first 12 contract years.      contract years up to one     contract years up to one
Minimum and Maximum                                                 SEC guideline annual         SEC guideline annual
                                                                    premiumiv (plus) (b) 6.5%    premiumiv (plus) (b) 6.5% of
                                                                    of all other premium         all other premium payments.iii
                                                                    payments.iii
---------------------------------------------------------------------------------------------------------------------------------
Surrender charge v                    At the time of surrender or   $3.00 in the first 7         $3.00 in the first 7 contract
(Deferred Issue Charge)               lapse that occurs during the  contract years per $1,000    years per $1,000 of face
                                      first 12 contract years.      of face amount declining in  amount declining in years 8
Minimum and Maximum                                                 years 8 to 12 to zero        to 12 to zero thereafter.v
                                                                    thereafter.v
Charge for a male Insured issue age   At the time of surrender or   $550.00 (deferred sales      $550.00 (deferred sales
40 in the nonsmoker premium class     lapse that occurs during the  charge) plus $600.00         charge) plus $600.00
in the first contract year with an    first 12 contract years.      (deferred issue charge).     (deferred issue charge).
annual paid premium of $2,000 and
a $200,000 face amount.
---------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge             Upon partial withdrawal.      Lesser of $25 or 2% of       Lesser of $25 or 2% of the
                                                                    amount withdrawn on any      amount withdrawn on any
                                                                    withdrawal after the first   withdrawal after the first one
                                                                    one in any contract year.    in any contract year.
---------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                         Upon transfer of any money    $25 on each transfer after   $0 on all transfers.
                                      from the investment           the 12th transfer in any one
                                      divisions or the General      contract year.
                                      Account.
---------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges
---------------------------------------------------------------------------------------------------------------------------------
Living Needs Rider                    At the time a benefit is paid            $500.00                      $200.00vi
                                      out.
---------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that You will pay periodically during the time that You own the contract, not including mutual fund portfolio fees and expenses.

---------------------------------------------------------------------------------------------------------------------------------
                      Periodic Fees Related to Owning the Contract Other than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------
                Charge                   When Charge Is Deducted                          Amount Deductedi
                                                                    -------------------------------------------------------------
                                                                       Maximum Guaranteed              Current Charge
                                                                             Charge
---------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Chargevii           On the contract date and on   $0.06 up to $83.33 per   $0.05 up to $31.14  per $1,000 of
                                      every monthly anniversary.    $1,000 of net amount at  net amount at riskviii per month.
                                                                    riskviii per month.
Minimum and Maximum
Charges for a male Insured issue      On the contract date and on   $0.20 per $1,000 of net  $0.13 per $1,000 of net amount at
age 40 in the nonsmoker premium class every monthly anniversary.    amount at risk per       risk per month.
in the first contract year.                                         month.
---------------------------------------------------------------------------------------------------------------------------------
Expense Charge                        On the contract date and on   $6 per month in all      $6 per month in contract years 1
                                      every monthly anniversary.    contract years.          through 15.
---------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk            On each day the contract      Annual rate of 0.90% of  Annual rate of 0.90% of the
Charge                                remains inforce.              the contract Separate    contract's Separate Account
                                                                    Account assets in all    assets in contract years 1 - 10
                                                                    contract years.          and 0.50% thereafter.
---------------------------------------------------------------------------------------------------------------------------------
Loan Interest Spreadix                On contract anniversary or    4.50% (annually) in      2.00% (annually) in contract
                                      earlier, as applicable        contract years 1-10; In  years 1-10; In contract years
                                                                    contract years           thereafter, it is 0.00% (annually)
                                                                    thereafter, it is 0.00%  on loans of earnings and 2.00%
                                                                    (annually) on loans of   on everything else.
                                                                    earnings and 4.50% on
                                                                    everything else.
---------------------------------------------------------------------------------------------------------------------------------
Optional Rider Chargesxi
---------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider        On rider contract date and    $0.03 up to $0.09 per    $0.03 up to $0.09 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of accidental death
Minimum and Maximum                   thereafter.                   accidental death         benefit selected.
                                                                    benefit selected.

Charge for a male Insured attained    On rider contract date and    $0.08 per month per      $0.08 per month per $1,000 of
age 40 in the nonsmoker premium       each monthly anniversary      $1,000 of accidental     accidental death benefit.
class in the first contract year      thereafter.                   death benefit.
following the rider contract date.
---------------------------------------------------------------------------------------------------------------------------------
Living Needs Rider                    At the time a benefit is paid          $500.00                      $200.00vi
                                      out.
---------------------------------------------------------------------------------------------------------------------------------
Additional Insured Rider              On rider contract date and    $0.06 up to $83.33 per   $0.05 up to $31.14 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of Additional Insured Rider
                                      thereafter.                   Additional Insured Rider death benefit.
Minimum and Maximum                                                 death benefit.

Charge for a female Insured           On rider contract date and    $0.18 per month per      $0.12 per month per $1,000 of
attained age 40 in the nonsmoker      each monthly anniversary      $1,000 of Additional     Additional Insured Rider death
premium class in the first contract   thereafter.                   Insured Rider death      benefit.
year following the rider contract                                   benefit.
date.
---------------------------------------------------------------------------------------------------------------------------------
Children's Insurance Rider            On rider contract date and    $0.52 per month per      $0.52 per month per $1,000 of
                                      each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.
                                      thereafter.                   Insurance benefit. xii
---------------------------------------------------------------------------------------------------------------------------------
Family Insurance Rider                On rider contract date and    $1.72 per month per      $1.72 per month per unit of
                                      each monthly anniversary      unit of Family Insurance Family Insurance Rider.
                                      thereafter.                   Rider. xiii
---------------------------------------------------------------------------------------------------------------------------------
Flexible Disability Benefit Rider     On rider contract date and    $0.27 up to $0.80 per    $0.27 up to $0.80 per month per
                                      each monthly anniversary      month per $10 of         $10 of monthly benefit.
                                      thereafter until the contract monthly benefit.
Minimum and Maximum                   anniversary on which the
                                      Insured reaches attained
                                      age 60.

Charge for a male Insured issue age   On rider contract date and    $0.50 per month per      $0.50 per month per $10 of
40 in the nonsmoker premium class.    each monthly anniversary      $10 of monthly benefit.  monthly benefit.
                                      thereafter until the contract
                                      anniversary on which the
                                      Insured reaches attained
                                      age 60.
---------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability Rider         On rider contract date and    $0.05 up to $0.17 per    $0.05 up to $0.17 per $1,000 of
                                      each monthly anniversary      month per $1,000 of      Guaranteed Insurability benefit
                                      thereafter.                   Guaranteed Insurability  elected.
Minimum and Maximum                                                 benefit elected.
Charge for a male Insured issue age   On rider contract date and    $0.13 per month per      $0.13 per month per $1,000 of
30 in the nonsmoker premium class     each monthly anniversary      $1,000 of Guaranteed     Guaranteed Insurability benefit
                                      thereafter.                   Insurability benefit     elected.
                                                                    elected.
---------------------------------------------------------------------------------------------------------------------------------
Waiver of Charges Rider               On rider contract date and    $0.01 up to $0.12 per    $0.01 up to $0.12 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of face amount.
                                      thereafter.                   face amount.
Minimum and Maximum
Charge for a male Insured issue age   On rider contract date and    $0.02 per month per      $0.02 per month per $1,000 of
40 in the nonsmoker premium class     each monthly anniversary      $1,000 of face amount.   face amount.
in the first contract year            thereafter.

---------------------------------------------------------------------------------------------------------------------------------

iSome of these charges are rounded off in accordance with regulations of the U.S. Securities and Exchange Commission. Actual charges may be somewhat higher or lower.
iiWe reserve the right to increase this charge if Our premium taxes increase. iii These charges decrease gradually in contract years 8 through 12 to $0.00 for contract years 13 and thereafter. An increase in face amount results in an increase in the SEC guideline annual premium. All additions to the deferred sales charge for a face increase will be equal to 6.5% of paid premiums. There will be no deferred sales charge after contract year 12.
iv The guideline premium varies based upon the sex, issue age, and rating class of the Insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your contract's data page will indicate the surrender charge applicable to Your contract. For more detailed information concerning Your surrender charges, please contact Our Executive Office.
v These charges decrease gradually beginning in contract year 8 to $0.00 in contract years 13 and thereafter.
vi Currently, We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.
vii The cost of insurance rate varies based upon the sex, attained age, and rating class of the Insured person at the time of the charge. The cost of insurance deductions shown in the table may not be representative of the charges that You will pay. Your contract's data page will indicate the cost of insurance deduction applicable to Your contract. For more detailed information concerning Your cost of insurance deductions, please contact Our Executive Office.
viii As of any monthly anniversary, the net amount at risk is the death benefit less the contract fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).
ix The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is guaranteed not to be less 3.50% annually).
x While a contract loan is outstanding, loan interest is charged in arrears on each contract anniversary or, if earlier, on the date of loan repayment, contract lapse, surrender, contract termination, or the Insured's death. The "earnings" are equal to the contract fund less the premiums paid.
xi Charges for these riders may vary based on the contract duration, Insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your contract's specification page will indicate the rider charges applicable to Your contract, and more detailed information concerning these rider charges is available upon request from Our Executive Office.
xii Regardless of the number of children or their age, up to age 21.xiii Regardless of the number of children or their age, up to age 21, or the age of the spouse. A unit of coverage provides for a decreasing term insurance benefit for the spouse that is shown in the rider form You receive with Your contract as well as $1,000 of term insurance for each of the Insured's children.


The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2006. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


Total Annual Portfolio Operating Expenses:

------------------------------------------------------------------------ --------------------- ----- --------------------
                                                                                Lowest                     Highest
------------------------------------------------------------------------ --------------------- ----- --------------------
Total Annual Portfolio Operating Expenses 1 (total of all expenses that are deducted from portfolio assets, including management fees,

distribution or service fees (12b-1 fees), and other expenses)                  0.10%                       1.65%

------------------------------------------------------------------------ --------------------- ----- --------------------
Net Annual Portfolio Operating Expenses After Contractual
Waivers and Reimbursements 2 (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other expenses)
                                                                                0.10%                       1.36%
------------------------------------------------------------------------ --------------------- ----- --------------------


1 The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers. Midland National has not independently verified such information. The expenses reflect those incurred as of December 31, 2006. Current or future expenses may be greater or less than those shown.
2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International portfolio that requires a portfolio's investment advisor to reimburse or waive certain portfolio expenses through the fiscal year ending December 31, 2007.


These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio may be found in the portfolio company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621


For information concerning compensation paid for the sale of the contracts, see "Distribution of the Contracts" on page 71.


                  SUMMARY OF VARIABLE EXECUTIVE UNIVERSAL LIFE

DEATH BENEFIT OPTIONS

Variable Executive Universal Life provides life insurance on the Insured person. If the contract is inforce, We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

      o     Option 1: death benefit equals the face amount of the insurance contract. This is sometimes called a "level" death benefit.
      o     Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 24.


We deduct any contract debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

The minimum face amount is generally $150,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's minimum premium. The minimum premium is based on the contract's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.


You may choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain inforce. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule. Whether Your contract lapses or remains inforce can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays inforce during the minimum premium period by paying premiums equal to those required to meet the accumulated minimum premium requirements described in "Premium Provisions During The Minimum Premium Period " on page 28.


INVESTMENT CHOICES

You may allocate Your contract fund to up to ten of the following 41 available investment divisions.


You bear the complete investment risk for all amounts allocated to any of these investment divisions. For more information, see "The Funds" on page 34. You may also allocate Your contract fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "The General Account" on page 51.


YOUR CONTRACT FUND


Your contract fund begins with Your first premium payment. From Your premium We deduct a premium charge, any per premium expenses as described in the "Deductions From Your Premiums" section on page 51, and the first monthly deduction as described in "Monthly Deductions From Your Contract Fund" on page
53. The balance of the premium is Your beginning contract fund.


Your contract fund reflects:

      o     the amount and frequency of premium payments,
      o deductions for the cost of insurance, additional benefits and other charges,
      o     the investment performance of Your chosen investment divisions,
      o     interest earned on amounts allocated to the General Account,
      o     the impact of loans, and
      o     the impact of partial withdrawals.

There is no guaranteed contract fund for amounts allocated to the investment divisions. See "The Contract Fund" on page41.


Transfers

You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th in a contract year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Contract Fund" on page 43. Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners.

Contract Loans

You may borrow up to 92% of Your net cash surrender value (the contract fund less the surrender charge minus any contract debt). Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. Contract loan interest accrues daily at an annual adjusted rate. See "Contract Loans" on page 47. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a contract loan. See "TAX EFFECTS" on page 57.


Withdrawing Money

You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in any contract year is 50% of the net cash surrender value. The net cash surrender value is the contract fund minus any surrender charge minus any contract debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a contract year, then We deduct a partial withdrawal charge (no more than $25 for each subsequent withdrawal). See "Withdrawing Money From Your Contract Fund" on page 48. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 57. Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Surrendering Your Contract

You can surrender Your contract for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted if You surrender Your Contract or allow it to lapse during the surrender charge period. The surrender charge period lasts for the first 12 contract years. It is possible that You will receive no net cash surrender value if You surrender Your contract, especially in the first few contract years. Taxes and a tax penalty may apply. See "Surrendering Your Contract" on page 49.


Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a 2.50% sales charge from each premium payment. This charge partially reimburses Us for the selling and distributing costs of this contract. We also charge a 2.25% premium tax on each premium payment. We may decrease or increase this charge depending on Our expenses, and We may vary this charge by state. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cents) charge from each premium payment. See "Deductions From Your Premiums" on page 51.


Deductions From Your Contract Fund
Certain amounts are deducted from Your contract fund each month. These are:

      o a expense charge of $6.00 (currently, We plan to make this deduction for only the first 15 contract years, but this waiver is not guaranteed),
      o a cost of insurance deduction. The amount of this charge is based on the Insured person's attained age, sex, risk class, and the amount of insurance under Your contract; and
      o     charges for additional benefits.

In addition, We deduct fees when You make:

      o a partial withdrawal of net cash surrender value more than once in a contract year or

      o more than twelve transfers a year between investment divisions. (We currently waive this charge). See "Monthly Deductions From Your Contract Fund" on page 53.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. We currently intend to reduce this charge to 0.50% after the 10th contract year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge

We deduct a surrender charge only if You surrender Your contract for its net cash surrender value or let Your contract lapse during the surrender charge period (this period is the first 12 contract years after date of issue or an increase in face amount). If You keep this contract inforce during the surrender charge period, then You will not incur a surrender charge.


The surrender charge has two parts: a deferred sales charge and a deferred issue charge. The deferred sales charge partially reimburses Us for Our costs in selling and distributing this contract. The deferred issue charge reimburses Us for underwriting and Our other costs in issuing the contract.

The maximum deferred sales charge is:

      o 27.5% of any premium payment in the first 2 contract years up to one guideline annual premium (this varies for each contract); and
      o     6.5% of all other premium payments.

After seven years, this charge begins to decline. There is no surrender charge after 12 years. The amount of the deferred sales charge depends on:

     1)  the amount of Your premium payments,
     2)  when You pay Your premiums and
     3)  when You surrender Your contract or allow it to lapse.


The deferred issue charge is on fixed schedule per thousand dollars of face amount. It starts at $3.00 per $1,000 of face amount for the first 7 contract years and decreases to $0.00 after the 12th contract year. This summary of the deferred sales charge and the deferred issue charge assumes no changes in face amount. See "Surrender Charge" on page 55.


ADDITIONAL INFORMATION ABOUT THE CONTRACTS

Your Contract Can Lapse

Your contract remains inforce if the net cash surrender value can pay the monthly deductions. In addition, during the minimum premium period, Your contract will remain inforce as long as You meet the applicable minimum premium requirements. However, the contract can lapse (1) during the minimum premium period if You do not meet the minimum premium requirement and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Contract Can Lapse" on page 64.


Correspondence and Inquiries
You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in face amount, regarding Your contract. Our Executive Office is located at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                 (800) 272-1642


You may send correspondence and transaction requests to Us at Our Executive office. If You are submitting an administrative request, please fax it to (605) 335-3621. Any administrative requests sent to another number or address may not be considered received in Our Executive Office and will not receive that day's price. Some examples of administrative requests would be:


     o  Partial withdrawals
     o  Ownership changes
     o  Beneficiary changes
     o  Collateral Assignments
     o  Address changes
     o  Loan/Surrender requests
     o  Request for general contract information.


If You are submitting a transaction request, please fax it to (605) 373-8557. Any transaction requests sent to another number or address may not be considered received in Our Executive Office and will not receive that day's price. Some examples of transaction requests would be:


     o  Transfers among funds
     o  Fund or General Account additions/deletions
     o  Premium allocation changes
     o  Monthly deduction changes

     o  Dollar Cost Averaging set-up
     o  Portfolio rebalancing set-up


The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the contract owner by name, social security number, date of birth of the owner or the Insured person, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear those risks.

State Variations
Certain provisions of the contracts may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your contract for specific variations since any such variations will be included in Your contract or in riders or endorsements attached to Your contract. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both contracts carefully. Remember that if You exchange another contract for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this contract (that person will generally earn a commission if You buy this contract through an exchange or otherwise). You should consult with and rely upon a tax advisor if You are considering a contract exchange. See "TAX EFFECTS" on page 57.


          DETAILED INFORMATION ABOUT VARIABLE EXECUTIVE UNIVERSAL LIFE

INSURANCE FEATURES

This prospectus describes Our Variable Executive Universal Life contract. There may be contractual variances because of requirements of the state where Your contract is delivered.

How the Contracts Differ From Whole Life Insurance
Variable Executive Universal Life provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. The contract differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Variable Executive Universal Life has two types of death benefit options. You may switch back and forth between these options. The contract also allows You to change the face amount without purchasing a new insurance contract. However, evidence of insurability may be required.

Variable Executive Universal Life is "variable" life insurance because the contract fund and other benefits will vary up or down depending on the investment performance of the investment divisions that You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance
To apply for a contract You must submit a completed application. We decide whether to issue a contract based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a contract, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the contract is suitable for You. Any such delays will affect when Your contract can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance contracts that have different death benefits, contract features, and optional benefits. However, these other contracts also have different charges that would affect Your investment performance and contract fund. To obtain more information about these other contracts, contact Our Executive Office.

Death Benefit
As long as Your contract remains inforce, We pay the death benefit to the beneficiary when the Insured person dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

      o Option 1 provides a benefit that equals the face amount of the contract. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.
      o Option 2 provides a benefit that equals the face amount of the contract plus the contract fund on the day the Insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your contract fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your contract fund. The percentage declines as the Insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your contract fund on the day the Insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the Insured person's death. A table of corridor percentages and some examples of how they work, are in the statement of additional information which is available free upon request (see back cover).


Under either option, the length of time Your contract remains inforce depends on the net cash surrender value of Your contract and whether You meet the minimum premium period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your contract fund. In addition, during the minimum premium period (including those for by an in-force No Lapse Guarantee Option), Your contract remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums (including those for an in-force No Lapse Guarantee Option), for all of the contract months since the contract was issued.


The investment performances of the investment divisions and the interest earned in the General Account affect Your contract fund. Therefore, the returns from these investment options can affect the length of time Your contract remains inforce.

The minimum initial face amount is $150,000.

Notice and Proof of Death
We require satisfactory proof of the Insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits
In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit

If the Insured person is still living on the maturity date, We will pay You the contract fund minus any outstanding loans. The contract will then end. The maturity date is the contract anniversary after the Insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 66.


Changes In Variable Executive Universal Life
Variable Executive Universal Life gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a contract's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the contract fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your contract fund.

A partial withdrawal reduces the contract fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the contract fund. Under death benefit option 1, reducing the contract fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the contract fund decreases the death benefit while leaving the amount at risk unchanged.
Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance
You may change the face amount of Your contract by submitting a fully completed contract change application to Our Executive Office. You can only change the face amount twice each contract year. All changes are subject to Our approval and to the following conditions.

For increases:

      o     Increases in the face amount must be at least $25,000.
      o To increase the face amount, You must provide a fully completed contract change application and satisfactory evidence of insurability. If the Insured person has become a more expensive risk, then We charge higher cost of insurance deductions for the additional amounts of insurance (We reserve the right to change this procedure in the future).
      o Monthly cost of insurance deductions from Your contract fund will increase. There will also be a surrender charge increase and a minimum premium increase. These begin on the date the face amount increase takes effect.
      o The right to examine this contract does not apply to face amount increases. (It only applies when You first purchase the contract).

      o     There will be an increase in the minimum premium requirement.
      o A new surrender charge period will apply to the face amount increase.


For decreases:

      o     The surrender charge remains unchanged at the time of decrease.
      o You cannot reduce the face amount below the minimum issue amounts as noted on the contract information page of Your contract.
      o Monthly cost of insurance deductions from Your contract fund will decrease.
      o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your contract fund multiplied by the corridor percentage the federal tax law specifies for the Insured's age at the time of the change.
      o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard cost of insurance deductions, then We will first decrease the face amount that is at substandard higher cost of insurance deductions. We reserve the right to change this procedure.
      o There will be no decrease in the minimum premium period premium requirement

Changing the face amount may have tax consequences. See "TAX EFFECTS" on page
57. You should consult with and rely upon a tax advisor before making any change.


Changing Your Death Benefit Option
You may change Your death benefit option from option 1 to option 2 by submitting a fully completed contract change application to Our Executive Office. We require satisfactory evidence of insurability to make this change. If You change from option 1 to option 2, the face amount decreases by the amount of Your contract fund on the date of the change. This keeps the death benefit and net amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum issue amounts, as noted on the contract information page of Your contract.

You may change Your death benefit option from option 2 to option 1 by sending a written request to Our Executive Office. If You change from option 2 to option 1, then the face amount increases by the amount of Your contract fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.

When Contract Changes Go Into Effect
Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary following the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your contract. We may also ask You to return Your contract to Us at Our Executive Office so that We can make a change. We will notify You in writing if We do not approve a change You request. For example, We might not approve a change that would disqualify Your contract as life insurance for income tax purposes.


Contract changes may have negative tax consequences. See "TAX EFFECTS" on page
57. You should consult a tax advisor before making any change.


Flexible Premium Payments
You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your contract information page will show a "planned" periodic premium. You determine the planned premium when You apply and can change them at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium. The planned premiums may not be enough to keep Your contract inforce.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

      1)    the age, sex and premium class of the Insured person,
      2)    the initial face amount of the contract, and
      3)    any additional benefits selected.

All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under Midland National's current company practice, amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that Your contract will stay inforce. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. If Your contract contains the Automatic Benefit Increase Provision Rider, this includes increases resulting from this rider. Generally, if Your contract was issued After May 1, 1998 and prior to July 15, 2004, You will have this rider.

  (For more information on the Automatic Benefit Increase Provision, see "APPENDIX A" on page 77 for details on how and when the increases are applied.)


If You send Us a premium payment that would cause Your contract to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium Period
During the minimum premium period, You can keep Your contract inforce by meeting a minimum premium requirement. The minimum premium period lasts until the 5th contract anniversary. A monthly minimum premium is shown on Your contract information page. (This is not the same as the planned premiums.) The minimum premium requirement will be satisfied if the sum of premiums You have paid, less Your loans or withdrawals, is equal to or greater than the sum of the monthly minimum premiums required on each monthly anniversary. The minimum premium increases when the face amount increases.

During the minimum premium period, Your contract will enter a grace period and lapse if:

      o the net cash surrender value cannot cover the monthly deductions from Your contract fund; and
      o the premiums You have paid, less Your loans or withdrawals, are less than the total monthly minimum premiums required to that date.

Remember that the net cash surrender value is Your contract fund minus any surrender charge and minus any outstanding contract debt.

This contract lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The Minimum Premium Period. After the minimum premium period, Your contract will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your contract fund. Paying Your planned premiums may not be sufficient to maintain Your contract because of investment performance, charges and deductions, contract changes or other factors. Therefore, additional premiums may be necessary to keep Your contract inforce.

Allocation of Premiums
Each net premium will be allocated to the investment divisions or to Our General Account on the day We receive Your premium payment at Our Executive Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time))or on the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends, Your instructions will dictate how We allocate the net premium.


The net premium is the premium minus a sales charge, a premium tax charge, and any expense charges (the first monthly deduction is also taken from the initial premium). Each net premium is put into Your contract fund according to Your instructions. Your contract application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your contract fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. You may also change Your allocation instructions by calling Us at (800) 272-1642 or faxing Us at (605) 373-8557. Changing Your allocation instructions will not change the way Your existing contract fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "The General Account" on page 51.


Additional Benefits
You may include additional benefits in Your contract. Certain benefits result in an additional monthly deduction from Your contract fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

(1) Waiver of Charges Rider: This benefit can be selected at the time of application or added to an inforce contract with proof of insurability. With this benefit, We waive monthly deductions from the contract fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months.


(2) Flexible Disability Benefit Rider. This benefit must be selected at the time of application. With this benefit, We pay a set amount into Your contract fund each month (the amount is on Your contract information page). The benefit is payable when the Insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the contract anniversary following the Insured person's 60th birthday. The benefit will continue for as long as the disability lasts or until the Insured person reaches age 65. If the amount of benefit paid into the contract fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the Insured. If a disability starts after the policy anniversary following the Insured person's 60th birthday, then you will not receive any benefit under this rider.


(3) Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce contract. This benefit must be selected at the time of application. We will pay an additional benefit if the Insured person dies from a physical injury that results from an accident, provided the Insured person dies before the contract anniversary that is within a half year of his or her 70th birthday.


(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the Insured person's children. This includes natural children, stepchildren and legally adopted children, between the ages of 15 days and 21 years. They are covered until the Insured person reaches age 65 or the child reaches age 25 whichever is earlier. The Children's Insurance Rider is no longer available for new or inforce contracts.

(5) Family Insurance Rider: This benefit provides term life insurance on the Insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the Insured's spouse. The Family Insurance Rider is no longer available for issue on new or inforce contracts.


(6) Additional Insured Rider: This rider can be selected at the time of application or added to an inforce contract. You may provide term insurance for another person, such as the Insured person's spouse, under Your contract. A separate charge will be deducted for each additional Insured.

(7) Guaranteed Insurability Rider: This rider must be selected at the time of application. This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This rider can be selected at the time of application or added to an inforce contract. This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the Insured person is expected to die within 12 months (or a longer period if required by state law).

       Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes, an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary (the taxpayer) is the Insured person under the contract (except in certain business contexts. You should consult a tax advisor if such an exception should apply.) The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however, You should consult a qualified tax advisor about the consequences of adding this rider to a contract or requesting an advanced sum payment under this rider.

       There is no charge for this benefit prior to the time of a payment. This amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.

       On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

       a)  the death benefit of the contract and of each eligible rider
       b)  the face amount
       c)  any contract fund
       d)  any outstanding loan

       When We reduce the contract fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your contract fund.

       You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the contract plus the sum of any additional death benefits on the life of the Insured person provided by any eligible riders). Currently, We have a maximum advanced sum of $250,000 and a minimum advanced sum of $5,000.

(9) Extended Maturity Option: The ability to request an extension of the maturity date is part of Your contract. This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the Insured is alive on the maturity date and this contract is still inforce and not in the grace period, this option may be elected. In order to elect this option, all of the contract fund must be transferred to either the General Account or the Money Market investment division and the death benefit option must be elected as option 1, unless Your state requires otherwise. Once Your contract is extended beyond the Maturity Date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division. Furthermore, We will not allow any of the following to occur:

            o     Increase in the face amount of insurance
            o     Changes in the death benefit options
            o     Premium payments

     The Extended Maturity Option may have tax consequences. Consult Your tax advisor before taking this election.

(10) Benefit Extension Rider: An optional Benefit Extension Rider can prevent the contract from lapsing due to high amounts of contract debt, provided certain conditions are met, although the death benefit may be substantially reduced. There is no additional charge for this benefit.

     You may elect this benefit while You meet the conditions listed below by sending Us written notice. When the benefit availability conditions listed below are satisfied and the contract debt is equal to or greater than 87% of the contract fund, We will send a written notice to Your last known address, at least once each contract year, that the benefit election is available to You. If You decide to elect this benefit at that time, You must send Us written notice within 30 days of the date We mail this notice.

     This benefit is not available unless all of the following conditions are met.


            1.    The contract has been in force for at least 15 contract years;
            2. the Insured's contract age or attained age must be at least age 65;
            3.    You have made withdrawals of all Your premium; and
            4. contract debt does not exceed the benefit election amount as defined below.

     The benefit election amount is as follows:

            o 89% of the contract fund for contract ages or attained ages that are greater than or equal to age 65 but less than or equal to age 74;
            o 93% of the contract fund for contract ages or attained ages that are greater than or equal to age 75.

     However, if You choose to take a loan or withdrawal that causes the contract debt to exceed the benefit election amount during the 30 days after the written notice has been sent, this benefit election will not be available.

     The effective date of this benefit will be the monthly anniversary date that follows the date We receive Your written notice. The entire amount of Your contract fund must be allocated to the General Account on and after the effective date. If You have any portion of the contract fund in the Separate Account on the effective date, We will transfer it to Our General Account on that date. No transfer charge will apply to this transaction and it will not count toward the maximum number of transfers allowed in a contract year.

     The benefit extension period begins as of the effective date of the rider and ends (and the rider terminates) on the earlier of:

     a) the insured's death; or
     b) surrender of the contract; or
     c) the date any loans or withdrawals are taken.

     During the benefit extension period:

      1. We guarantee Your contract will remain in force until the insured's death provided the contract is not terminated due to surrender, and You do not take loans or withdrawals after the effective date of this benefit.
      2. The excess contract debt provision in the contract will be suspended.
      3.    All monthly deductions will be taken from the General Account.
      4.    We will not allow any:
            (a)   premium payments; or
            (b)   transfers to the Separate Account; or
            (c)   face amount changes; or
            (d)   death benefit option changes.
      5. The death benefit option will be death benefit option 1, and the death benefit will be subject to the minimum death benefit provisions below.
      6. If the contract debt does not exceed the face amount as of the rider's effective date, the face amount will be decreased to equal the contract fund as of the effective date. We will send You an endorsement to reflect the new face amount.
      7. Any riders and supplemental benefits attached to the contract will terminate.

     During the benefit extension period, the death benefit will be determined exclusively by death benefit option 1 and will be equal to the greatest of the following amounts for the then current contract year:

      a. 100% of the contract fund as of the date We receive due proof of the insured's death;
      b. The minimum amount of death benefit necessary for the contract to continue its qualification as a life insurance contract for federal tax purposes.
      c.    The face amount (the option 1 death benefit).

     In some circumstances, electing the benefit can cause Your contract to become a modified endowment contract. You should consult with and rely on a tax advisor when making contract changes, taking loans or withdrawals to help You avoid situations that may result in Your contract becoming a modified endowment contract.

     You may make loan repayments at anytime. Loan repayments will be allocated to the General Account. Interest charged on contract debt will continue to accrue during the benefit extension period. Making loan repayments does not terminate the rider.

     This Rider will terminate upon the earliest of:

      1.    The date of the insured's death; or
      2.    The date You surrender the contract; or
      3. The date any loans or withdrawals are taken during the benefit extension period.

     Anyone contemplating the purchase of the contract with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the contract to be converted into a fixed contract. You should consult with and rely on a tax advisor as to the tax risk associated with the Benefit Extension Rider. See "TAX EFFECTS" on page 57.

Automatic Benefit Increase Provision Rider: Generally, only policies issued after May 1, 1998, and prior to July 15, 2004 contain this rider. The only exception to this would be if Your application was in the underwriting process prior to July 15, 2004. If this is the case, You may have an issue date later than July 15, 2004 and still have the Automatic Benefit Increase Provision. For more detailed information see "APPENDIX A" on page 77.


SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. Midland National is obligated to pay all amounts guaranteed under the contract.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums to ten of the forty-one investment divisions currently available in Our Separate Account at any one time. After June 15th, 2007 You may allocate part or all of Your net premiums in up to ten of the fifty investment divisions available in Our Separate Account at any one time.


The Funds

Each of the portfolios available under the contract is a "series" of its investment company. Currently there are forty-one investment divisions, however after June 15th, 2007 there will be fifty investment divisions available.


The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.


The funds, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets and/or from "Rule 12b-1" fees deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between funds and portfolios, and generally are based on a percentage of the assets in the funds that are attributable to the contracts and other variable insurance products issued by Midland National. These percentages currently range up to 0.25% annually. Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, marketing, and administering the contracts, and, in its role as an intermediary, the funds. Midland National and its affiliates may profit from these payments.



Investment Policies Of The Portfolios
Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- -------------------------------------------------------------------
Portfolio                                                 Investment Objective
--------------------------------------------------------- -------------------------------------------------------------------
AIM Variable Insurance Funds
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund - Series I Shares        Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related
                                                          instruments of companies involved in the financial services sector.
--------------------------------------------------------- -------------------------------------------------------------------

AIM V.I. Global Health Care Fund - Series I Shares        Seeks capital growth.  The fund seeks to meet
                                                          its objectives by investing normally at least 80% of its assets in securities of health care industry companies.

--------------------------------------------------------- -------------------------------------------------------------------

AIM V.I. International Growth Fund - Series I Shares**    The fund's investment objective is to provide long-term growth of capital.

--------------------------------------------------------- -------------------------------------------------------------------
Alger American Fund
-----------------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                           Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
American Century Variable Portfolios, Inc.
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Balanced Fund                         Seeks capital growth and current income.  Invests approximately
                                                          60 percent of its assets in common stocks that management
                                                          considers to have better than average potential for appreciation and the rest in fixed income securities.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Capital Appreciation Fund             Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average
                                                          prospects for appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Income & Growth Fund                  Seeks dividend growth, current income and capital appreciation.
                                                          Seeks capital growth by investing in common stocks. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in common stocks.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP International Fund                    Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation. International investing involves special risks, including currency fluctuations and political instability.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Value Fund                            Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued at the time of purchase.
--------------------------------------------------------- -------------------------------------------------------------------
Fidelity(R) Variable Insurance Products
-----------------------------------------------------------------------------------------------------------------------------

VIP Asset Manager PortfolioSM                             Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and
                                                          short-term instruments.

--------------------------------------------------------- -------------------------------------------------------------------

VIP Asset Manager: Growth(R) Portfolio                    Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

--------------------------------------------------------- -------------------------------------------------------------------
VIP Balanced Portfolio                                    Seeks income and capital growth consistent with reasonable risk.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Equity-Income Portfolio                               Seeks reasonable income. The fund will also consider the
                                                          potential for capital appreciation.  The fund's goal is to achieve a yield which exceeds the composite yield on the
                                                          securities comprising the Standard & Poor's 500sm Index of 500 stocks (S&P 500(R))..
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth & Income Portfolio                             Seeks high total return through a combination of current income and capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        Seeks to provide capital growth.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth Portfolio                                      Seeks to achieve capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP High Income Portfolio                                 Seeks a high level of current income, while also considering growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States represented by the S&P 500.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Mid Capital Portfolio                                 Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Money Market Portfolio*                               Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Overseas Portfolio                                    Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
Goldman Sachs Variable Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Growth and Income**                     Seeks long-term growth of capital and growth of income.

--------------------------------------------------------- -------------------------------------------------------------------
Goldman Sachs Structured Small Cap Equity Fund            Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Series Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------

Lord Abbett America's Value Portfolio**                   Seeks current income and capital appreciation.

--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                   Seeks long-term growth of capital and income without excessive fluctuation in market value.
--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett International Portfolio                       Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.
--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                       Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.
--------------------------------------------------------- -------------------------------------------------------------------
MFS Variable Insurance Trusts
-----------------------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                            Seeks capital appreciation. The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------
MFS VIT Investors Trust Series                            Seeks mainly to provide long-term growth of capital and
                                                          secondarily to provide reasonable current income.
--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT New Discovery Series                              Seeks capital appreciation.  The fund's objective may be
                                                          changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT Research Series                                   Seeks capital appreciation. The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT Total Return Series**                             Seeks total return.  The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT Utilities Series**                                Seeks total return.  The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------
Neuberger Berman
-----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency Portfolio                    Seeks growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO Variable Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT High Yield Portfolio                            Seeks maximum total return, consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
Premier VIT
-----------------------------------------------------------------------------------------------------------------------------

Premier VIT OpCap Small Cap Portfolio                     The Portfolio seeks capital appreciation. The portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2.2 billion at the time of purchase that the investment sub-adviser (Oppenheimer Capital LLC)
                                                          believes are undervalued in the marketplace.

--------------------------------------------------------- -------------------------------------------------------------------

ProFunds VP

-----------------------------------------------------------------------------------------------------------------------------

ProFund VP Japan**                                        Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock
                                                          Average.

--------------------------------------------------------- -------------------------------------------------------------------

ProFund VP Oil & Gas**                                    Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil &
                                                          Gas Index.

--------------------------------------------------------- -------------------------------------------------------------------

ProFund VP Small-Cap Value**                              Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap
                                                          600/Citigroup Value Index.

--------------------------------------------------------- -------------------------------------------------------------------

ProFund VP Ultra Mid-Cap**                                Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P
                                                          MidCap 400 Index.

--------------------------------------------------------- -------------------------------------------------------------------
Van Eck Worldwide Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset" securities. Income is a secondary consideration.
                                                          Hard assets consist of precious metals, natural resources, real estate and commodities.

--------------------------------------------------------- -------------------------------------------------------------------
Van Eck Worldwide Real Estate Fund                        Seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate
                                                          industry.
--------------------------------------------------------- -------------------------------------------------------------------


*During extended periods of low interest rates, the yields of the money market investment division may become extremely low and possibly negative. **Available beginning June 15, 2007.

A I M Advisors, Inc. manages the AIM Variable Insurance Funds. Fred Alger Management, Inc. manages the Alger American Fund. American Century Investment Management, Inc. manages the American Century VP Portfolios. Fidelity Management & Research Company manages the VIP Portfolios. Goldman Sachs Asset Management, L.P. serves as an investment adviser to the Goldman Sachs Variable Insurance Trust Funds. Lord, Abbett & Co. manages the Lord Abbett Series Fund, Inc. MFS(R)Investment Management manages the MFS(R)Variable Insurance TrustSM. Neuberger Berman Management Inc. manages the AMT Portfolios. OpCap Advisors LLC serves as the advisor to Premier VIT. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust. ProFund Advisors, LLC manages the ProFunds VP. Van Eck Associates Corporation manages the Van Eck Worldwide Insurance Trust.


The fund portfolios available under these contracts are not available for purchase directly by the general public. In addition, the fund portfolios are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.


The fund portfolios offered though the contract are selected by Midland National based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment advisor) will make payments to Us, and the amount of any such payments. We may use such payments for any corporate purpose, including payment of expenses that We incur in promoting, marketing, and administering the contracts, and, in Our role as an intermediary, the funds. We may profit from these payments.

You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by You, decisions regarding investment allocations should be carefully considered.


In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the fund portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the contract fund of your contract resulting from the performance of the Portfolios you have chosen.

Midland National does not provide investment advice and does not recommend or endorse any particular fund or portfolio.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

Effects of Market Timing
Frequent, large, programmed, or short-term transfers among the investment divisions or between the investment divisions and the General Account ("Harmful Trading) can cause risks with adverse effects for other contract owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.


The ProFunds portfolios are designed for, and affirmatively permit, frequent and short term trading. Therefore, they may be more susceptible to these harmful effects than other portfolios. These portfolios might not be appropriate for long-term investors.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable policies issued by other insurance companies or among investment options available to retirement plan participants.


Charges In The Funds
The funds charge for managing investments and providing services. Each portfolio's charges vary.


The Fidelity VIP portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity VIP portfolios are based on the Initial Class. See the Fidelity VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The funds, with the exception of Fidelity VIP, have annual management fees that are based on the monthly average of the net assets in each of the portfolios. The funds may also impose redemption fees, which We would deduct from Your contract fund. See each portfolio company prospectus for details.


USING YOUR CONTRACT FUND

The Contract Fund

Your contract fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a contract loan). Your contract fund reflects various charges. See "Deductions and Charges" on page 51. Monthly deductions are made on the contract date and on the first day of each contract month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your contract fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page 51 and the first monthly deduction. The balance of the premium is Your beginning contract fund.


Your contract fund reflects:

      o     the amount and frequency of premium payments,
      o deductions for the cost of insurance, additional benefits and other charges,
      o     the investment performance of Your chosen investment divisions,
      o     interest earned on amounts allocated to the General Account,
      o     impact of loans, and
      o     impact of partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum contract fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your contract fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account
Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals or transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day if it is a business day, otherwise the next business day's value is used. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value
We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are contract transactions in Our Separate Account associated with these contracts. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

      o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any contract transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.
      o We add any dividends or capital gains distributions paid by the portfolio on that day.
      o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any contract transactions on that day).

      o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an effective annual rate of 0.90%. We currently intend to reduce this charge to 0.50% after the 10th contract year. This reduction is not guaranteed. (See "Charges Against The Separate Account" on page 52.)

      o We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Contract Fund Transactions
The transactions described below may have different effects on Your contract fund, death benefit, face amount or cost of insurance deductions. You should consider the net effects before making any contract fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your contract fund allocated to more than 10 investment divisions.

Transfers Of Contract Fund

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of contract fund, write to Our Executive Office at the address shown on page one of this prospectus. You may also call-in Your requests to Our Executive Office toll-free at 800-272-1642 or fax Your requests to Our Executive Office at (605) 373-8557. Any requests sent to another number may not be considered received in Our Executive Office. Currently, you may make an unlimited number of free transfers of contract fund in each contract year (subject to the "Transfer Limitations" below). However, We reserve the right to assess a $25 charge for each transfer after the 12th in a contract year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 54. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any contract year, cannot exceed the larger of:

      1. 25% of the unloaned amount in the General Account at the beginning of the contract year, or
      2.    $25,000. (We reserve the right to decrease this to $1,000.)

These limits do not apply to transfers made in a Dollar Cost Averaging program that extends over a time period of 12 or more months.

Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the minimum transfer amount.


Transfer Limitations
Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by contract owners. In particular, such transfers may dilute the value of the portfolios shares, interfere with the efficient management of the portfolios' investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect Our contract owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other contract owners or portfolio shareholders.

More specifically, currently Our Market Timing Procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a contract within a five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS VIT New Discovery Series to Fidelity VIP Money Market Portfolio, followed by a transfer from Money Market back to New Discovery within five business days).


We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. When We identify a second trade within five days of the first, We will review those transfers (and other transfers in the same contract) to determine if, in Our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that contract's transfer privileges and We will not accept another transfer request for 14 business days. We will attempt to inform the contract owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 days. If We do not succeed in reaching the contract owner or registered representative by phone, We will send a letter by first class mail to the contract owner's address of record.

We apply Our market timing procedures to all of the investment divisions available under the contract, including those investment divisions that invest in portfolios that affirmatively permit frequent and short-term trading (such as the ProFunds portfolios). However, We offer other variable products that do not apply market-timing procedures with respect to those portfolios (that is, frequent or short-term trading is permitted). In addition, other insurance companies offer variable life insurance and annuity contracts that may permit short-term and frequent trading in those portfolios. Therefore, if You allocate premiums or your contract fund to investment divisions that invest in the ProFunds portfolios, You may indirectly bear the effects of marketing timing or other frequent trading. These portfolios might not be appropriate for long-term investors.

In addition Our own Market Timing Procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and if so We will take appropriate action to protect others. In particular, We may, and We reserve the right to, reverse a potentially harmful transfer. If so, We will inform the contract owner and/or registered representative. The contract owner will bear any investment loss involved in a reversal.

To the extent permitted by applicable law, We reserve the right to delay or reject a transfer request at any time that We are unable to purchase or redeem shares of any of the portfolios available through Separate Account C, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. If this occurs, We will attempt to contact You by telephone for further instructions. If We are unable to contact You within 5 business days after We have been advised that Your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment division. You should also be aware that We are contractually obligated to prohibit purchases and transfers by contract owners identified by a portfolio and to provide contract owner transaction data to the portfolios. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or transfers of their shares.


In Our sole discretion, We may revise Our Market Timing Procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other contract owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change Our parameters to monitor for a different number of transfers with different time periods, and We may include other factors such as the size of transfers made by contract owners within given periods of time, as well as the number of "round trip" transfers into and out of particular investment divisions or purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more policies that We believe are connected (for example, two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the Dollar Cost Averaging and portfolio rebalancing programs in these limitations. We may vary Our Market Timing Procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others. We may not always apply these detection methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for all contract owners that We believe might otherwise engage in trading activity that is harmful to others. For example We might only accept transfers by original `wet' contract owner signature conveyed through the U.S. mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Contract owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the contract may also limit Our ability to restrict or deter harmful transfers. Furthermore, the identification of contract owners determined to be engaged in transfer activity that may adversely affect other contract owners or portfolios shareholders involves judgments that are inherently subjective. Accordingly, despite Our best efforts, We cannot guarantee that Our Market Timing Procedures will detect every potential market timer. Some market timers may get through Our controls undetected and may cause dilution in unit values to others. We apply Our Market Timing Procedures consistently to all contract owners without special arrangement, waiver, or exception. We may vary Our Market Timing Procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed large, or short-term transfers among investment divisions of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Dollar Cost Averaging
The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form and send it to Us at Our Executive Office, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating net premiums, or transferring amounts to the DCA source account. The DCA election will specify:

      a.    the DCA source account from which DCA transfers will be made,
      b. that any money received with the form is to be placed into the DCA source account,
      c. the total monthly amount to be transferred to the other investment divisions, and
      d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any net premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.
If it is requested when the contract is issued, then DCA will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least 30 days after the request is received.

DCA will last until the total monies allocated for DCA are exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program, which only extends for fewer than 12 months will be included in counting the number of transfers of contract fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any contract year.

We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing

The Portfolio Rebalancing Option allows contract owners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of contract fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your contract fund be allocated to the Fidelity VIP Growth investment division, 40% in the Fidelity VIP High Income investment division and 30% in Fidelity VIP Overseas investment division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your contract fund. If You elect this option, then at each contract anniversary, We will transfer amounts needed to "balance" the contract fund to the specified percentages selected by You.


Rebalancing is not available to amounts in the general account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total contract fund in up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

We do not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of contract fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any contract year.

Contract Loans

Using only Your contract as security, You may borrow up to 92% of the net cash surrender value (the contract fund less the surrender charge and less any contract debt). If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan. A loan taken from, or secured by, a contract may have federal income tax consequences. See "TAX EFFECTS" on page 57.

We credit You interest on this loan amount, currently at an annual rate of 6%. After the 10th contract year, You may be able to take zero cost loans provided Your contract's contract fund is large enough. Zero cost loans are loans up to the contract fund less the total premiums paid. We guarantee that the annual rate of interest credited on zero cost loans will be equal to the interest rate charged on such loans. At the current time, We are charging 8% on zero cost loans and thus zero cost loans are being credited an annual interest rate of 8%. A zero cost loan may have tax consequences. See "TAX EFFECTS" on page 57.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Contract Fund Charges Are Allocated" on page 54. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your contract fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).


Contract Loan Interest. Currently, interest on a contract loan accrues daily at an annual interest rate of 8%. We guarantee We will never charge a rate above 8% per year.

Interest is due on each contract anniversary or, if earlier, on the date of loan repayment, surrender, or Insured's death. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your contract fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above for allocating Your loan.

Repaying The Loan. You may repay all or part of a contract loan while Your contract is inforce. While You have a contract loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.


The Effects Of A Contract Loan On Your Contract Fund. A loan against Your contract will have a permanent effect on Your contract fund and benefits, even if the loan is repaid. When You borrow on Your contract, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the rates declared for the unloaned portion of the General Account. A contract loan will reduce the contract's ultimate death benefit and net cash surrender value.

Your Contract May Lapse. Your loan may affect the amount of time that Your contract remains inforce. For example, Your contract may lapse because the loan amount cannot be used to cover the monthly deductions that are taken from Your contract fund. If these deductions are more than the net cash surrender value of Your contract, then the contract's lapse provisions may apply. Since the contract permits loans up to 92% of the net cash surrender value, loan repayments or additional premium payments may be required to keep the contract inforce, especially if You borrow the maximum.


Withdrawing Money From Your Contract Fund
You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. You may also request a partial withdrawal by calling Us at Our Executive Office toll-free at 800-272-1642 or faxing Us at Our Executive Office at 605-335-3621. Any requests sent to another number will not be considered received in Our Executive Office. If You make more than one partial withdrawal in a contract year, We will impose a partial withdrawal charge as explained in the paragraph entitled "Withdrawal Charges" listed below. Partial withdrawals are subject to certain conditions. They must:

      o     be at least $200,
      o total no more than 50% of the net cash surrender value in any contract year,
      o allow the death benefit to remain above the minimum for which We would issue the contract at that time, and
      o allow the contract to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division and Our General Account. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 54.


Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.


Withdrawal Charges. When You make a partial withdrawal more than once in a contract year, a charge of $25 (or 2% of the amount withdrawn, whichever is less) will be deducted from Your contract fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges-How Contract Fund Charges Are Allocated" on page 54.


The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your contract fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have elected death benefit option 1, then We will also reduce the face amount of Your contract so that there will be no change in the net amount at risk. We will send You a new contract information page to reflect this change. Both the withdrawal and any reductions will be effective as of the business day We receive Your request at Our Executive Office if it is received before 3:00 p.m. Central Time. Otherwise, it will be effective on the following business day.

Depending on individual circumstances, a contract loan might be better than a partial withdrawal if You need temporary cash.


Partial withdrawals may have tax consequences. See "TAX EFFECTS" on page 57.


Surrendering Your Contract

You may surrender Your contract for its net cash surrender value while the Insured person is living. You do this by sending both a written request and the contract to Our Executive Office. The net cash surrender value equals the cash surrender value minus any (contract debt). If You surrender Your contract or allow it to lapse during the surrender charge period We will assess a surrender charge. The net cash surrender value may be very low, especially during the early contract years. During the surrender charge period (this period of time is the first 12 contract years after the date of issue or an increase in face amount), the cash surrender value is the contract fund minus the Surrender charge. After the surrender charge period, the cash surrender value equals the contract fund. We will compute the net cash surrender value as of the business day We receive Your request and contract at Our Executive Office. All of Your insurance coverage will end on that date.


Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Surrendering Your contract may have income tax consequences. See "TAX EFFECTS" on page 57.


                               THE GENERAL ACCOUNT

You may allocate all or some of Your contract fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

      o     allocating net premium and loan payments,
      o     transferring amounts from the investment divisions,
      o     securing any contract loans, or
      o     earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers Of Contract Fund" on page 43.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your contract. Please check Your contract to see if the General Account is available to You.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums
We deduct a sales charge, a premium tax charge, and in some cases a service tax charge from each premium upon receipt. The rest of each premium (called the net premium) is placed in Your contract fund.


Sales Charge. We deduct a 2.5% sales charge from each premium payment. This charge partially reimburses Us for the selling and distribution costs of this contract. These include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a deferred sales charge if You surrender Your contract for its net cash surrender value or let Your contract lapse in the first 12 years. See "Surrender Charge" on page 55.


Since this charge is a percentage of paid premium, the amount of the charge will vary with the amount of premium.

Premium Tax Charge. Some states and other jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges. We deduct 2.25% of each premium for those tax charges. These tax rates currently range from 0.75% to 4%. We expect to pay at least 2.25% of most premiums in premium tax because of certain retaliatory provisions in the premium tax regulations. The percentage We deduct for premium taxes is an average of what We anticipate owing, and therefore, may exceed the actual rate imposed by Your state, and will be deducted even if Your state does not impose a premium tax.

If We pay less, then We may reduce the charge for the premium tax.

This is a tax to Midland National so You cannot deduct it on Your income tax return. Since the charge is a percentage of Your premium, the amount of the charge will vary with the amount of the premium.

We may increase this charge if Our premium tax expenses increase. We reserve the right to vary this charge by state. If We make such a change, then We will notify You.

Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account
Fees and charges allocated to the investment divisions reduce the amount in Your contract fund.


Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your contract fund will never be greater than the maximum amounts shown in Your contract. The mortality risk We assume is that Insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering contracts will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of assets in the Separate Account attributable to the contract. We currently intend to reduce this charge to 0.50% after the 10th contract year (this is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Contract Fund - How We Determine The Accumulation Unit Value" on page42. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the sales charge and the deferred sales charge, Our General Account assets, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Contract Fund
At the beginning of each contract month (including the contract date), the following three deductions are taken from Your contract fund.

1. Expense Charge: This charge is $6.00 per month. (currently We plan to make this deduction for the first 15 contract years only, but We reserve the right to deduct it throughout the life of the contract). This charge covers the continuing costs of maintaining Your contract, such as premium billing and collections, claim processing, contract transactions, record keeping, communications with owners and other expense and overhead items.

2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. With the exception of the Living Needs Rider, the charges for any additional benefits You select will be deducted on the contract rider date and each monthly anniversary thereafter. See the "FEE TABLE" on page 11. We may change these charges, but Your contract contains tables showing the guaranteed maximum rates for all of these insurance costs.

3. Cost of Insurance Deduction: The cost of insurance deduction is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the contract month. The net amount at risk is the difference between Your death benefit and Your contract fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your contract fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date. The amount of the cost of insurance deduction will vary from month to month with changes in the amount at risk. We may profit from this charge.

The cost of insurance rate is based on the sex, attained age, and rating class of the Insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place an Insured person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your contract. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, nonsmoker, standard risk at various ages, for the first contract year.

              Illustrative Table of Monthly Cost of Insurance Rates
                   (Rounded) per $1,000 of Net Amount at Risk

      Male               Guaranteed                       Current
    Attained               Maximum                (Preferred Non-Smoker)
      Age                   Rate                           Rate
      ---                   ----                           ----
       5                    $.07                           $.05
       15                    .11                            .10
       25                    .13                            .07
       35                    .14                            .08
       45                    .29                            .17
       55                    .69                            .36
       65                   1.87                            .74


For example, for a male preferred non-smoker, age 35 with a $150,000 face amount death benefit option 1 contract and an initial premium of $1,000, the first monthly deduction (taken on the date the contract is issued) is $17.92. This example assumes the current monthly expense charge of $6.00 and the current cost of insurance deduction of $11.92. The $11.92 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.08) times the amount at risk ($150,000 face less the initial Cash Value of $946.50 which is $1,000 of premium less the $25 for the sales charge less the $22.50 for the premium tax less the $6.00 expense charge). This example assumes that there are no charges for riders or other additional benefits.


The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an Insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the Insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, the Insured person must be age 20 or over and meet certain underwriting requirements.

If the Variable Executive Universal Life contract is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.


Automatic Benefit Increase Charges. Please see "APPENDIX A" on page 77 for information on this rider.


Transaction Charges
In addition to the deductions described above, We charge fees for certain contract transactions.

      o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each contract year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a contract year.
      o Transfers. Currently, We do not charge when You make transfers of contract fund among investment divisions. We reserve the right to assess a $25 charge for each transfer after the twelfth in a contract year.

How Contract Fund Charges Are Allocated
Generally, deductions from Your contract fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole number (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your contract fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Loan Charge
Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each contract anniversary (or, if earlier, on the date of loan repayment, contract lapse, surrender, contract termination, or the Insured's death) and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 8.0% on loans.

After offsetting the 3.5% annual interest rate We guarantee We will credit to the portion of Our General Account securing the loan against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 4.5% annually in contract years 1-10. However, the current cost of the loans is 2.0% annually in contract years 1-10. The current net cost of 2.0% for contract years 1 - 10 is derived by taking the 8.0% annual interest rate that We currently charge on loans and reducing it by the 6.0% annual interest rate We credit to the portion of the General Account securing the standard loan. If You take a loan after the 10th contract year, We guarantee that the cost of the loan will be 0%.

Surrender Charge

The surrender charge is the difference between the amount in Your contract fund and Your contract's cash surrender value for surrender charge period (this period of time is the earlier of 12 contract years after the date of issue or increase in face amount). It is a contingent, deferred issue charge and sales load designed to partially recover Our expenses in distributing and issuing contracts which are terminated by surrender or lapse in their early years (the sales charge is also designed to partially reimburse Us for these expenses). The surrender charge includes deferred sales charges and deferred issue charges. It is a contingent load because You pay it only if You surrender Your contract (or let it lapse) during surrender charge period. It is a deferred load because We do not deduct it from Your premiums. The amount of the load in a contract year is not necessarily related to Our actual sales expenses in that year. We anticipate that the sales charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the sales and surrender charges, We will cover them with other assets. The net cash surrender value, the amount We pay You if You surrender Your contract for cash, equals the cash surrender value minus any contract debt.


The surrender charge includes deferred sales charges and deferred issue charges. The deferred sales charge is the sum of two pieces:

      (1) 27.5% of any premium payment in the first 2 contract years up to one guideline annual premium.
      (2)   6.5% of all other premium payments.

The sum of the above pieces is also limited by the guideline annual premium, times 6.5%, times the lesser of 20 years or the expected future lifetime at issue as determined by the 1980 CSO Mortality Table. Your contract information page specifies the guideline annual premium. It varies for each contract.

During the first 7 contract years, the maximum deferred sales charge may be imposed. Beginning in the 8th year the maximum deferred sales charge will be multiplied by a percentage:

                 Contract Year                   Percentage Multiple
                       8                                83.33%
                       9                                66.67%
                      10                                50.00%
                      11                                33.33%
                      12                                16.67%
                   13 and up                            0.00%

If there is an increase in face amount, there will also be an increase in the guideline annual premium. All additions to the deferred sales charge, due to this increase, will be 6.5% of premiums. The maximum limit will also increase by the additional guideline annual premium, times 6.5%, times the lesser of 20 years or the expected future lifetime (determined at the time of the increase using the 1980 CSO Mortality Table). The total in the deferred sales charge prior to the increase in face amount will not be affected.

If there is a decrease in the face amount, there will also be a decrease in guideline annual premium. Future additions to the Deferred Sales Charge will follow the same rules as at issue with the new guideline annual premium. Prior totals in the Deferred Sales Charge will not be affected. You will not incur any Deferred Sales Charge, regardless of the amount and timing of premiums, if You keep this contract inforce for thirteen years.

The following table shows the deferred issue charge per $1,000 of the face amount. After the surrender charge period, there is no deferred issue charge.

                    Table of Deferred Issue Charges
                  Per Thousand Dollars of Face Amount
                  Contract
                         Year                   Charge
                         ----                   ------
                         1-7                    $3.00
                          8                     $2.50
                          9                     $2.00
                          10                    $1.50
                          11                    $1.00
                          12                    $0.50
                         13+                    $0.00

If there has been a change in face amount during the life of the contract, then the deferred issue charge is applied against the highest face amount inforce during the life of the contract.

Accordingly, the maximum surrender charge is 27.50% of premium paid, plus $3.00 per thousand of Face Amount. However, as explained above, in most cases, the surrender charge will be less than the maximum.

Portfolio Expenses
The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. Some portfolios may also impose redemption fees, which We would deduct directly from Your contract fund. For further information, consult the portfolios' prospectuses.

                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a contract issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to contracts issued on a substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under this contract. If it is subsequently determined that a contract does not satisfy the applicable requirements, We may take appropriate steps to bring the contract into compliance with such requirements and We reserve the right to restrict contract transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, We believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the contracts to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the eligible funds, will satisfy these diversification requirements.

The following discussion assumes that the contract will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

In General
We believe that the death benefit under a contract should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the contract owner will not be deemed to be in constructive receipt of the contract cash value until there is a distribution. When distributions from a contract occur, or when loans are taken out from or secured by a contract, the tax consequences depend on whether the contract is classified as a "modified endowment contract."

Modified Endowment Contracts (MEC)
Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" (MEC) with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the contracts as to premiums and benefits, the individual circumstances of each contract will determine whether it is classified as a MEC. In general a contract will be classified as a MEC if the amount of premiums paid into the contract causes the contract to fail the "7-pay test." A contract will fail the 7-pay test if at any time in the first seven contract years, the amount paid into the contract exceeds the sum of the level premiums that would have been paid at that point under a contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the contract during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the contract had originally been issued at the reduced face amount. If there is a "material change" in the contract's benefits or other terms, the contract may have to be retested as if it were a newly issued contract. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven contract years. To prevent Your contract from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective contract owner should consult a tax advisor to determine whether a contract transaction will cause the contract to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts Contracts classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the contract owner's investment in the contract only after all gain has been distributed.
      (2) Loans taken from or secured by a contract classified as a modified endowment contract are treated as distributions and taxed accordingly.
      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the contract owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the contract owner's beneficiary or designated beneficiary.

If a contract becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts Distributions other than death benefits from a contract that is not classified as a modified endowment contract are generally treated first as a recovery of the contract owner's investment in the contract and only after the recovery of all investment in the contract as taxable income. However, certain distributions which must be made in order to enable the contract to continue to qualify as a life insurance contract for federal income tax purposes if contract benefits are reduced during the first 15 contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a contract that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the 10th contract year are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a contract that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Contract
Your investment in the contract is generally Your aggregate premiums. When a distribution is taken from the contract, Your investment in the contract is reduced by the amount of the distribution that is tax-free.

Contract Loans
In general, interest on a contract loan will not be deductible. If a contract loan is outstanding when a contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a contract loan, You should consult a tax advisor as to the tax consequences. There is uncertainty regarding the tax treatment of loans where the contract has not lapsed due to operation of a lapse protection feature, including the Benefit Extension Rider. Anyone contemplating the purchase of the contract with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the contract to be converted into a fixed contract. You should consult with and rely on a tax advisor as to the tax risks associated with the Benefit Extension Rider.

Treatment of the Benefit Extension Rider
This contract may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the contract without allowing the contract to lapse. The aim of this strategy is to continue borrowing from the contract until its contract fund is just enough to pay off the contract loans that have been taken out and then relying on the Benefit Extension Rider to keep the contract in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the benefit extension rider is lower than the contract's original death benefit, then the contract might become a MEC which could result in a significant tax liability attributable to the balance of any contract debt. Second, this strategy will fail to achieve its goal if the contract is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this contract may be treated as taxable distributions when the rider causes the contract to be converted to a fixed contract. In that event, assuming contract loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the contract as a source of tax-free income by taking out contract loans should, before purchasing the contract, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

Withholding
To the extent that contract distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance contract purchase.

Multiple Contracts
All modified endowment contracts that are issued by Us (or Our affiliates) to the same contract owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the contract owner's income when a taxable distribution occurs.

Continuation of Contract Beyond Age 100
The tax consequences of continuing the contract beyond the Insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the contract inforce beyond the Insured's 100th year.

Section 1035 Exchanges
Generally, there are no tax consequences when you exchange one life insurance contract for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new contract may cause it to be treated as a modified endowment contract. The new contract may also lose any "grandfathering" privilege, where You would be exempt from certain legislative or regulatory changes made after Your original contract was issued, if You exchange your contract. You should consult with a tax advisor if You are considering exchanging any life insurance contract.

Living Needs Rider
We believe that payments received under the Living Needs rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the Insured under the contract. However, You should consult a qualified tax adviser about the consequences of adding this rider to a contract or requesting payment under this rider.

Business Uses of Contract
Businesses can use the contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the contract for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.


Employer-Owned Life Insurance Contracts
Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.


Non-Individual Owners and Business Beneficiaries of Contracts
If a contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the contract. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a contract, this contract could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a contract, or before a business (other than a sole proprietorship) is made a beneficiary of a contract.

Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance contracts for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing contract, or the purchase of a new contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax
There may also be an indirect tax upon the income in the contract or the proceeds of a contract under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Tax Considerations
The transfer of the contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the contract. If the Owner was not the Insured, the fair market value of the contract would be included in the Owner's estate upon the Owner's death. The contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of contract ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


Foreign tax credits
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.


Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the contract.

Our Income Taxes
Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

                   ADDITIONAL INFORMATION ABOUT THE CONTRACTS

YOUR RIGHT TO EXAMINE THIS CONTRACT

For a limited period of time, as specified in Your contract, You have a right to examine the contract. If for any reason You are not satisfied with it, then You may cancel the contract. You cancel the contract by sending it to Our Executive Office along with a written cancellation request. Generally, Your cancellation request must be postmarked by the latest of the following dates:

      o     10 days after You receive Your contract,
      o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or
      o     45 days after You sign Part 1 of the contract application.

If state law requires a longer right to examine period, it will be noted on the cover page of Your contract.

In all cases, We allocate Your premiums according to Your instructions on the contract's record date. Generally, if You cancel Your contract during the right to examine period, then We will return all of the charges deducted from Your paid premiums and contract fund, plus the contract fund. The contract fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the contract application. Where required by state law, We will refund the sum of all premiums paid.

Insurance coverage ends when You send Your request.

YOUR CONTRACT CAN LAPSE

Your Variable Executive Universal Life insurance coverage continues as long as the net cash surrender value of Your contract is enough to pay the monthly deductions that are taken out of Your contract fund. During the minimum premium period, coverage continues if Your paid premiums (less any withdrawals or loans) exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, We will send written notification to You (and any assignees on Our records) that a 61-day grace period has begun and the amount of current premium due.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your contract fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your contract will lapse without value. We will withdraw any amount left in Your contract fund. We will apply this amount to the deductions owed to Us, including any applicable Surrender charge. We will inform You (and any assignee) that Your contract has ended without value.

If the Insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

YOU MAY REINSTATE YOUR CONTRACT

You may reinstate the contract within 5 years after lapse. To reinstate the contract, You must:

      o     complete an application for reinstatement,
      o provide satisfactory evidence of insurability for the Insured person or persons to be insured,
      o pay enough premium to cover all overdue monthly deductions, or minimum premium depending on the duration of the contract and the minimum premium period,
      o increase the contract fund so that the contract fund minus any contract debt equals or exceeds the surrender charge,
      o     pay or restore of any contract debt.

The effective date of reinstatment will be the beginning of the contract month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will be reinstated.


You may not reinstate a contract once it is surrendered.


CONTRACT PERIODS AND ANNIVERSARIES


We measure contract years, contract months, and contract anniversaries from the contract date shown on Your contract information page. Each contract month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a contract and the suicide exclusion are measured from the contract date. See "Limits On Our Right To Challenge The Contract" on page 67.


MATURITY DATE

The maturity date is the first contract anniversary after the Insured person's 100th birthday. The contract ends on that date if the Insured person is still alive and the maturity benefit is paid.

If the Insured person survives to the maturity date and You would like to continue the contract, We will extend the maturity date as long as this contract qualifies as life insurance according to the Internal Revenue Service and Your state. If the maturity date is extended, the contract may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date. In order to continue the contract beyond the original maturity date, We require that the death benefit not exceed the contract fund on the original maturity date.

In order to extend the maturity date, all of the following conditions must be satisfied:

      (a)   The contract can not be in the grace period;
      (b) All of the contract fund must be transferred to either the General Account or the Money Market investment division; and
      (c)   Death benefit option 1 must be elected.


(See the "Extended Maturity Option" section on page 31 for further details about this option.) See "TAX EFFECTS" on page 57.


WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your contract and other variable life contracts. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:

      o add investment divisions to, or remove investment divisions from, Our Separate Account;
      o     combine two or more investment divisions within Our Separate
            Account;
      o withdraw assets relating to the contract from one investment division and put them into another;
      o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of the Separate Account;
      o register or end the registration of Our Separate Account under the Investment Company Act of 1940;
      o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);
      o     disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

      o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own judgment or that of an outside advisor for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.


If automatic allocations (such as premiums automatically deducted from Your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the money market investment division.

LIMITS ON OUR RIGHT TO CHALLENGE THE CONTRACT

We can challenge the validity of Your insurance contract (based on material misstatements in the application) if it appears that the Insured person is not actually covered by the contract under Our rules. There are limits on how and when We can challenge the contract:

      o We cannot challenge the contract after it has been in effect, during the Insured person's lifetime, for two years from the date the contract was issued or reinstated. (Some states may require Us to measure this in some other way.)
      o We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the Insured person's lifetime.
      o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.
      o If the Insured person dies during the time that We may challenge the validity of the contract, then We may delay payment until We decide whether to challenge the contract.
      o If the Insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured person's correct age and sex.
      o If the Insured person commits suicide within two years after the date on which the contract was issued, then the contract will terminate and the total of all paid premiums minus the amount of any outstanding contract loan and loan interest minus any partial withdrawals of net cash surrender value. If the Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments
In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods
Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $10,000 and periodic payments are at least $50.
You have the following options:

      1) Deposit Option: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.
      2)    Installment Options: There are two ways that We pay installments:
            a) Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.
            b) Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.
      3) Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 4 ways to receive this income. We will guarantee payments for:
            a)    at least 5 years (called "5 Years Certain");
            b)    at least 10 years (called "10 Years Certain");
            c)    at least 20 years (called "20 Years Certain"); or
            d) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.
      4) Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

      o     rules on the minimum amount We will pay under an option,
      o     minimum amounts for installment payments,
      o     withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),
      o     the naming of people who are entitled to receive payment and their successors, and
      o     the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Even if the death benefit under the contract is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.

YOUR BENEFICIARY

You name Your beneficiary in Your contract application. The beneficiary is entitled to the death benefits of the contract. You may change the beneficiary during the Insured's lifetime by writing to Our Executive Office. If no beneficiary is living when the Insured dies, We will pay the death benefit to the owner or owner's estate.

ASSIGNING YOUR CONTRACT

You may assign Your rights to this contract. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS CONTRACT

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the Insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

      (1) We are investigating the claim, contesting the contract, determining that the beneficiary is qualified to receive the proceeds (e.g., is not a minor or responsible for causing the death), or resolving other issues that must be determined before payment (e.g., conflicting claims to the proceeds).
      (2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.
      (3) The SEC, by order, permits Us to delay payment to protect Our contract owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premium on a Midland National life insurance policy or contract.


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" or block Your contract fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, loans, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a contract fund were frozen, the contract fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your contract to government agencies or departments.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We may verify any changes in address You request by sending a confirmation of the change of address to Your old address.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

      o     to elect the funds' Boards of Directors,
      o     to ratify the selection of independent auditors for the funds, and
      o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your contract. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.


If We do not receive instructions in time from all contract owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that contract owners vote. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict contract owner voting, then We may do so.


You may participate in voting only on matters concerning the fund portfolios in which Your contract fund has been invested. We determine Your voting shares in each division by dividing the amount of Your contract fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the Record Date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our contract owners.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with Our affiliate, Sammons Securities Company, LLC ("Sammons Securities Company") for the distribution and sale of the contracts. Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company offers the contracts through its registered representatives. Sammons Securities Company may enter into written sales agreements with other broker-dealers ("selling firms") for the sale of the contracts. We pay commissions to Sammons Securities Company for sales of the contracts by its registered representatives as well as by selling firms.

Sales commissions may vary, but the maximum commission payable for contract sales is 50% of premiums during contract year 1, 2.5% during contract years 2-15, and 0% following contract year 15. We may also pay additional commissions calculated as a percentage of Your contract fund value at specified times (e.g. at the end of the fifth contract year). Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year. The commission for the increase in face amount will be calculated using the commission rates for the corresponding contract year. We pay commissions for contracts sold to contract owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment. We may also pay additional amounts and reimburse additional expenses of Sammons Securities Company based on various factors.

We also pay for some of Sammons Securities Company's other expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for the Sammons Securities Company's management team; advertising expenses; and all other expenses of distributing the contracts. Sammons Securities Company pays its registered representatives all or a portion of the commissions received for their sales of contracts. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Securities Company.

Non-cash items that We and Sammons Securities Company may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, Sammons Securities Company's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help registered representatives and/or their managers qualify for such benefits. Sammons Securities Company's registered representatives and managers may receive other payments from Us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a contract.


We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the contract: (a) the premium load;
(b) the surrender charge; (c) the mortality and expense charge; (d) the cost of insurance deduction; (e) payments, if any, received from the funds or their managers; and (f) investment earnings on amounts allocated under policies to the General Account. Commissions and other incentives or payments described above are not charged directly to You or the Separate Account but they are reflected in the fees and charges that you do pay directly or indirectly.


The Statement of Additional Information (SAI) can provide You with more detailed information about distribution expenses, commissions, and compensation than is contained in this prospectus. A free copy of the SAI can be obtained by calling
(800) 272-1642 or by contacting Your registered representative.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Separate Account or Sammons Securities Company, LLC.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the contracts. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the Insured person on his/her last birthday which immediately precedes the contract date.

Attained Age means the age the Insured person on his/her birthday preceding a contract anniversary date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the Insured person dies.

Business Day means any day the New York Stock Exchange is open for regular trading. Our business day ends when the New York Stock Exchange closes for regular trading (generally 3:00 p.m. Central Time).

Cash Surrender Value means the contract fund on the date of surrender, less any surrender charge.


Contract Debt means the total loan on the contract on that date plus the interest that has accrued but has not been paid as of that date.


Contract Fund means the total amount of monies in Our Separate Account A attributable to Your in-force contract plus any monies in Our General Account for Your contract.

Contract Anniversary: The same month and day of the contract date in each year following the contract date.

Contract Date means the date from which contract anniversaries and contract years are determined.

Contract Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Contract Year means a year that starts on the contract date or on each anniversary thereafter.

Death Benefit means the amount payable under Your contract when the Insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured person is insurable and meets Our underwriting standards.

Face Amount means the amount stated on the face of Your contract that will be paid either upon the death of the Insured or the contract maturity, whichever date is earliest.

Funds mean the investment companies, commonly called mutual funds, available for investment by Separate Account A on the contract date or as later changed by Us.


Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in face amount, or other such action regarding Your contract. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

You may also reach Us at Our Executive Office by calling Us toll-free at 800-272-1642 or faxing Us a t 605-373-8557.

Inforce means the Insured person's life remains Insured under the terms of the contract.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Minimum Premium Period means the period of time, beginning on the contract date and ending five years from the contract date.

Modified Endowment Contract is a contract where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the contract date.

Net Cash Surrender Value means the cash surrender value less any outstanding contract loan.

Net Premium means the premium paid less any deduction for premium taxes, less any deduction for the sales charge and less any per premium expenses.

Record Date means the date the contract is recorded on Our books as an inforce contract.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the contract.

Specified Amount means the face amount of the contract. The term "specified amount" used in Your contract has the same meaning as the term "face amount" used in this prospectus.

Surrender Charge means a charge made only upon surrender of the contract. It includes a charge for sales related expenses and issue related expenses.

                                   APPENDIX A


Generally, only policies issued after May 1, 1998, and prior to July 15, 2004 contain the Automatic Benefit Increase Provision Rider. The only exception to this would be if Your application was in the underwriting process prior to July 15, 2004. If this is the case, You may have an issue date later than July 15, 2004 and still have the Automatic Benefit Increase Provision.

If Your contract contains this rider, the following details apply:

                                    Fee Table
---------------------------------------------------------------------------------------------------------------------------------
                      Periodic Fees Related to Owning the Contract Other than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------
               Charge                    When Charge Is Deducted                          Amount Deductedi
                                                                    -------------------------------------------------------------
                                                                          Maximum Guaranteed              Current Charge
                                                                                Charge
---------------------------------------------------------------------------------------------------------------------------------
                                                     Optional Rider Charges
---------------------------------------------------------------------------------------------------------------------------------
Automatic Benefit Increase           Not Applicable                 None                          Nonei
---------------------------------------------------------------------------------------------------------------------------------

iThe ABI Provision does not require separate monthly deductions, but it does affect the amount of Your monthly cost of insurance deduction by increasing Your face amount.

Automatic Benefit Increase Provision: The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd contract anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase by sending Us a written notice before it takes effect. If You reject an increase, then the ABI provision terminates. (See Your ABI rider for exact details.)


      We calculate each face amount increase under the ABI provision as follows:
            (a)   The eligible face amount, multiplied by
            (b) The Consumer Price Index 5 months before the increase date, divided by
            (c) The Consumer Price Index 29 months before the increase date, minus
            (d)   The eligible face amount from part (a).

The eligible face amount is the sum of the portions of the face amount of insurance that are in the standard premium class.

The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban customers as published by the U.S. Department of Labor. (See Your contract form for more details on this index.)


The ABI provision does not require separate monthly deductions, but it does affect the amount of Your monthly cost of insurance deduction by increasing Your face amount. (See "Monthly Deductions From Your Contract Fund" on page 53).


ABI increases also increase the planned and no lapse guarantee premiums. (See Your ABI Rider and Your Base Contract Form for exact details.)

The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. You will be notified 30 days prior to the increase taking effect. As the automatic increases are applied the face amount of insurance will increase causing an increase in the amount at risk. The monthly cost of insurance deduction will increase to cover the additional amount at risk. You have the right to reject any increase by sending Us a written notice, at Our Executive Office before it takes effect. If You reject an increase, then the ABI provision terminates.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution expenses, commissions, and compensation, than is contained in the prospectus. The SAI is incorporated by reference into this prospectus and is legally a part of this prospectus. A free copy of the SAI can be obtained by calling 800-272-1642 or by contacting Your registered representative. We will send You a copy of the SAI within 3 business days of Your request.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other contract inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

Information about Midland National Life Insurance Company can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102



SEC File No. 811-05271

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                        VARIABLE EXECUTIVE UNIVERSAL LIFE
                Flexible Premium Variable Universal Life Contract
                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
             (through the Midland National Life Separate Account A)





This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Variable Executive Universal Life Insurance Contract ("contract") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2007, by contacting Us at Our Executive Office:




                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                           (605) 335-5700 (telephone)
                      (800) 272-1642 (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
             (605) 335-3621 (facsimile for administrative requests)




Terms used in the current prospectus for the contract are incorporated in this statement.







This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this contract and the prospectuses for the 41 portfolios currently available in the contract (50 portfolios will be available after June 15th, 2007).









                                Dated May 1, 2007

                                                   TABLE OF CONTENTS
THE CONTRACT..........................................................................................................3
      Contract Owner..................................................................................................3
      Death Benefit...................................................................................................3
      Payment Options.................................................................................................4
      Premium Limitations.............................................................................................5
ABOUT US..............................................................................................................5
      Midland National Life Insurance Company.........................................................................5
      Our Separate Account A..........................................................................................5
      Our Reports To Contract Owners..................................................................................6
      Dividends.......................................................................................................6
      Distribution Of The Contracts...................................................................................6
      Regulation......................................................................................................7
      Discount For Employees Of Sammons Enterprises, Inc..............................................................8
      Legal Matters...................................................................................................8
      Financial Matters...............................................................................................8
      Additional Information..........................................................................................8
PERFORMANCE...........................................................................................................8
      Historical Annualized Returns...................................................................................9
      Historical Cumulative Returns..................................................................................10

ILLUSTRATIONS........................................................................................................11
FINANCIAL STATEMENTS.................................................................................................11

                                  THE CONTRACT


The entire contract is made up of the contract, including any supplemental benefit, schedules, the signed written application for the contract, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the contract unless it is contained in a written application that is made part of the contract by attachment or insertion.

Contract Owner

The contract owner is the insured unless another individual has been named in the application. As contract owner, You are entitled to exercise all rights under Your contract while the insured is alive. Without any beneficiary consent You can:

      1.    Transfer ownership of Your contract by absolute assignment;
      2.    Designate, change or revoke a contingent owner; or
      3.    Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

      1.    Change the irrevocable beneficiary during the insured's lifetime;
      2. Receive any benefit, exercise any right, and use any privilege granted by Your contract allowed by Us; or
      3.    Agree with Us to any change or amendment of Your contract.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

Death Benefit

As long as the contract is still in force, We will pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your contract. This benefit is a percentage multiple of Your contract fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your contract fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                                             Table of Corridor Percentages
                                                Based on Contract Fund
-----------------------------------------------------------------------------------------------------------------------
  If the Insured       The Death Benefit Will Be At       If the Insured     The Death Benefit Will Be At Least
   Person's Age       Least Equal To This Percent Of       Person's Age         Equal To This Percent Of The
     Is This                 The Contract Fund               Is This                    Contract Fund
       0-40                        250%                         60                          130%
        41                         243%                         61                          128%
        42                         236%                         62                          126%
        43                         229%                         63                          124%
        44                         222%                         64                          122%
        45                         215%                         65                          120%
        46                         209%                         66                          119%
        47                         203%                         67                          118%
        48                         197%                         68                          117%
        49                         191%                         69                          116%
        50                         185%                         70                          115%
        51                         178%                         71                          113%
        52                         171%                         72                          111%
        53                         164%                         73                          109%
        54                         157%                         74                          107%
        55                         150%                       75-90                         105%
        56                         146%                         91                          104%
        57                         142%                         92                          103%
        58                         138%                         93                          102%
        59                         134%                         94                          101%
                                                              95-99                         100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to contract fund, for Your contract to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the contract fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the contract fund by a factor of 150%. So if the contract fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the contract fund. In this example, if a 55 year-old had a face amount of $100,000 and a contract fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the contract fund or (b) multiplying the contract fund by the corridor percentage. For all contract funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the contract fund above $200,000, the death benefit would increase by $1.50 (at that age).

Payment Options
You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Premium Limitations
Federal law limits the premiums that can be paid if this contract is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a contract change is executed that causes this contract to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this contract in force.

                                    ABOUT US

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name, Midland National Life Insurance Company, was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.


Our Separate Account A

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any of Our other liabilities. We are obligated to pay all amounts guaranteed under the contract.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the forty-one investment divisions of Our Separate Account at any one time.


Our Reports To Contract Owners

We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth contract months of each contract year that show:

      o     the current death benefit for Your contract,
      o     Your contract fund,
      o     information about investment divisions,
      o     the cash surrender value of Your contract,
      o     the amount of Your outstanding contract loans,
      o     the amount of any interest that You owe on the loan, and
      o     information about the current loan interest rate.

The annual report will show any transactions involving Your contract fund that occurred during the contract year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other contract transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

We will send You semi-annual reports with financial information on the funds.

Dividends
We do not pay any dividends on these contracts.

Distribution Of The Contracts

The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

Sammons Securities Company, LLC ("Sammons Securities Company") serves as principal underwriter for the contracts. Sammons Securities Company is a Delaware limited liability company and is its home office is located at 4261 Park Road, Ann Arbor, Michigan 48103. Sammons Securities Company is an indirect, wholly-owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas which in turn is the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Sammons Securities Company offers the contracts through its registered representatives. Sammons Securities Company is a member of the Securities Investor Protection Corporation. Sammons Securities Company also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives are appointed as Our insurance agents.

Sammons Securities Company received sales compensation with respect to these contracts and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ---------------------------------------------- -----------------------------------------------------
                       Aggregate Amount of Commissions Paid to        Aggregate Amount of  Commissions Retained by
Fiscal year            Sammons Securities Company *                   Sammons Securities Company*
---------------------- ---------------------------------------------- -----------------------------------------------------

---------------------- ---------------------------------------------- -----------------------------------------------------
2004                   $11,280,611                                    $84,005
---------------------- ---------------------------------------------- -----------------------------------------------------
2005                   $10,657,189                                    $208,742
---------------------- ---------------------------------------------- -----------------------------------------------------

2006                   $8,802,816                                     $88,356

---------------------- ---------------------------------------------------------------------------------------------------

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland National's variable universal life insurance policies under Separate Account A.

Sammons Securities Company passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the contracts. However, under the distribution agreement with Sammons Securities Company, We pay the following sales expenses:

      o     sales representative training allowances,
      o     deferred compensation and insurance benefits,
      o     advertising expenses, and
      o     all other expenses of distributing the contracts.

We and/or Sammons Securities Company may pay certain selling firms additional amounts for

      o "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to their sales representatives;
      o     sales promotions relating to the contracts;
      o costs associated with sales conferences and educational seminars for their sales representatives; and
      o     other sales expenses incurred by them.

We and/or Sammons Securities Company may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Pending regulatory approvals, We intend to distribute the contracts in all states, except New York, and in certain United States possessions and territories.


Regulation

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell contracts. This contract has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell contracts. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations with respect to the Separate Account and the contracts.

Discount For Employees Of Sammons Enterprises, Inc.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee's contract during the first year. All other contract provisions will apply.

Legal Matters

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided legal advice relating to certain matters under the federal securities laws.

Financial Matters


The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI and the registration statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, for the periods indicated in their report which appears in this SAI and in the registration statement. The address for PricewaterhouseCoopers LLP is Bank of America Plaza, 800 Market Street, St. Louis, MO 63101-2695. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.


Additional Information

We have filed a Registration Statement relating to the Separate Account and the variable life insurance contract described in this SAI with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance. Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the contract fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect contract benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Historical Annualized Returns


As of December 31, 2006

---------------------------------------------------------------------------------------------------------------
           Investment Division                Date of                1-Year           5-Year           Life of
                                             Inception                                                   Fund
---------------------------------------------------------------------------------------------------------------

AIM V.I. Financial Services Fund             9/21/1999               14.21%            7.21%             7.83%

---------------------------------------------------------------------------------------------------------------

AIM V.I. Global Health Care Fund             5/22/1997                3.22%            2.41%             7.68%

---------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio              1/9/1989                 1.70%            1.42%            11.41%

---------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap              1/25/1995

Portfolio                                                            15.52%            4.60%            14.19%

---------------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio       5/3/1993                 6.69%            6.20%            13.36%

---------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization          9/21/1988

Portfolio                                                            16.81%           10.31%            10.51%

---------------------------------------------------------------------------------------------------------------

American Century VP Balanced Fund            5/1/1991                 7.47%            5.41%             6.88%

---------------------------------------------------------------------------------------------------------------
American Century VP Capital                 11/20/1987

Appreciation Fund                                                    13.28%            6.86%             7.24%

---------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth         10/30/1997

Fund                                                                 13.52%            6.54%             6.25%

---------------------------------------------------------------------------------------------------------------

American Century VP International Fund       5/1/1994                21.03%            9.23%             7.17%

---------------------------------------------------------------------------------------------------------------

American Century VP Value Fund               5/1/1996                16.57%            8.98%            10.35%

---------------------------------------------------------------------------------------------------------------
 Fidelity VIP Asset Manager: Growth          1/3/1995

Portfolio                                                             5.29%            3.89%             7.41%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio         9/6/1989                 4.64%            3.20%             6.90%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio              1/3/1995                 9.15%            5.02%             6.47%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio            1/3/1995                 8.60%           10.94%            13.11%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio         10/9/1986               17.04%            7.95%            10.28%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income                12/31/1996               10.00%            4.88%             6.85%

---------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities            1/3/1995

Portfolio                                                             1.85%            3.52%             6.35%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio                10/9/1986                4.41%            0.76%             9.64%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio           9/19/1985               10.22%            9.54%             6.80%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio             8/27/1992               12.69%            5.03%             9.76%

---------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond           12/5/1988

Portfolio                                                             3.56%            4.38%             6.14%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio              12/28/1998                8.52%           14.58%            18.20%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Money Market Portfolio          4/1/1982                 3.93%            1.42%             4.73%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio              1/28/1987               14.75%           11.89%             6.80%

---------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Structured Small           5/1/2006
Cap Equity Fund                                                      11.48%           10.49%             6.84%

---------------------------------------------------------------------------------------------------------------

Lord Abbett Growth & Income                 12/11/1989               14.26%            6.91%            11.21%

---------------------------------------------------------------------------------------------------------------

Lord Abbett International                    9/15/1999               24.85%           17.11%             6.00%

---------------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                    9/15/1999               10.26%           10.20%            13.89%

---------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series               7/24/1995                5.25%            1.89%             7.11%

---------------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series               10/9/1995                9.82%            4.45%             7.33%

---------------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series                 5/1/1998                10.91%            2.07%             6.78%

---------------------------------------------------------------------------------------------------------------

MFS VIT Research Series                      7/26/1995                7.39%            4.38%             7.04%

---------------------------------------------------------------------------------------------------------------

Neuberger Berman AMT Regency                 5/1/2006
Portfolio                                                             6.19%           11.72%            10.74%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio               4/30/1998                8.11%            7.65%             4.67%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio             2/16/1999                2.92%            2.30%             3.32%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio              9/30/1999               -0.10%            6.61%             7.46%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio            12/31/1997                2.91%            4.14%             4.77%

---------------------------------------------------------------------------------------------------------------

Premier VIT OpCap Small Cap Portfolio        5/1/2006                23.17%            9.00%            11.44%

---------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund           9/1/1989                26.80%           21.40%            13.29%

---------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Real Estate Fund           5/1/2006                14.32%           24.95%             8.30%

---------------------------------------------------------------------------------------------------------------


Historical Cumulative Returns

As of December 31, 2006


---------------------------------------------------------------------------------------------------------------

             Investment Division                  Date of              1-Year          5-Year          Life of
                                                 Inception                                               Fund

---------------------------------------------------------------------------------------------------------------

AIM V.I. Financial Services Fund                 9/21/1999             14.21%          41.64%           73.15%

---------------------------------------------------------------------------------------------------------------

AIM V.I. Global Health Care Fund                 5/22/1997              3.22%          12.64%          103.72%

---------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio                   1/9/1989              1.70%           7.30%          598.22%

---------------------------------------------------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio        1/25/1995             15.52%          25.22%          387.60%

---------------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio            5/3/1993              6.69%          35.09%          455.31%

---------------------------------------------------------------------------------------------------------------

Alger American Small Capitalization Portfolio    9/21/1988             16.81%          63.33%          521.89%

---------------------------------------------------------------------------------------------------------------

American Century VP Balanced Fund                 5/1/1991              7.47%          30.14%          183.84%

---------------------------------------------------------------------------------------------------------------

American Century VP Capital Appreciation         11/20/1987
Fund                                                                   13.28%          39.34%          280.72%

---------------------------------------------------------------------------------------------------------------

American Century VP Income & Growth Fund         10/30/1997            13.52%          37.27%           74.41%

---------------------------------------------------------------------------------------------------------------

American Century VP International Fund            5/1/1994             21.03%          55.49%          140.56%

---------------------------------------------------------------------------------------------------------------

American Century VP Value Fund                    5/1/1996             16.57%          53.72%          186.12%

---------------------------------------------------------------------------------------------------------------

 Fidelity VIP Asset Manager: Growth Portfolio     1/3/1995              5.29%          21.02%          245.12%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio              9/6/1989              4.64%          17.06%          122.71%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio                   1/3/1995              9.15%          27.75%          112.19%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio                 1/3/1995              8.60%          68.05%          338.54%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio             10/9/1986             17.04%          46.59%          624.74%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income                     12/31/1996            10.00%          26.90%           94.05%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio       1/3/1995              1.85%          18.88%          109.34%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio                    10/9/1986              4.41%           3.86%          544.19%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio               9/19/1985             10.22%          57.71%          305.93%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio                 8/27/1992             12.69%          27.81%          280.64%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Investment Grade Bond Portfolio     12/5/1988              3.56%          23.90%          193.73%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio                   12/28/1998             8.52%          97.49%          281.89%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Money Market Portfolio               4/1/1982              3.93%           7.30%          214.13%

---------------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio                  1/28/1987             14.75%          75.37%          271.21%

---------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Structured Small Cap            5/1/2006
Equity Fund                                                            11.48%          64.67%           80.01%

---------------------------------------------------------------------------------------------------------------

Lord Abbett Growth & Income                      12/11/1989            14.26%          39.67%          513.03%

---------------------------------------------------------------------------------------------------------------

Lord Abbett International                        9/15/1999             24.85%         120.28%           53.00%

---------------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                        9/15/1999             10.26%          62.52%          158.39%

---------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                   7/24/1995              5.25%           9.81%          119.51%

---------------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series                   10/9/1995              9.82%          24.32%          121.40%

---------------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series                      5/1/1998             10.91%          10.79%           76.65%

---------------------------------------------------------------------------------------------------------------

MFS VIT Research Series                          7/26/1995              7.39%          23.90%          117.79%

---------------------------------------------------------------------------------------------------------------

Neuberger Berman AMT Regency Portfolio            5/1/2006              6.19%          74.04%           72.80%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                   4/30/1998              8.11%          44.57%           48.59%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                 2/16/1999              2.92%          12.04%           29.34%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio                  9/30/1999             -0.10%          37.72%           68.57%

---------------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio                 12/31/1997             2.91%          22.49%           52.14%

---------------------------------------------------------------------------------------------------------------

Premier VIT OpCap Small Cap Portfolio             5/1/2006             23.17%          53.86%          635.94%

---------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                9/1/1989             26.80%         163.69%          228.38%

---------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Real Estate Fund                5/1/2006             14.32%         204.57%          298.61%

---------------------------------------------------------------------------------------------------------------


                                  ILLUSTRATIONS

Midland National Life Insurance Company may provide individual hypothetical illustrations of contract fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the surrender charge. The hypothetical illustrations are designed to show the performance that could have resulted if contract had been in existence during the period illustrated and do not indicate what contract benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this SAI should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the contracts. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.) Consolidated Financial Statements
December 31, 2006, 2005 and 2004

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Index
December 31, 2006, 2005 and 2004
------------------------------------------------------------------------------


                                                                       Page(s)


Report of Independent Registered Public Accounting Firm......................1


Consolidated Financial Statements


Balance Sheets...............................................................2


Statements of Income.........................................................3


Statements of Stockholder's Equity...........................................4


Statements of Cash Flows...................................................5-6


Notes to Consolidated Financial Statements................................7-37

PricewaterhouseCoopers LLP
800 Market St.
St Louis MO 63101-2695
Telephone (314) 206 8500
Facsimile (314) 206 8514
www.pwc.com








             Report of Independent Registered Public Accounting Firm



The Board of Directors and Shareholder of
Midland National Life Insurance Company and Subsidiary



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of consolidated stockholder's equity, and of consolidated cash flows present fairly, in all material respects, the consolidated financial position of Midland National Life Insurance Company and Subsidiary (an indirect, wholly owned subsidiary of Sammons Enterprises, Inc.) (the "Company") at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 1 to the consolidated financial statements the Company changed its method of accounting in 2004 for certain contracts issued by adopting American Institute of Certified Public Accountants Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, and for modified coinsurance reinsurance by adopting Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments.


\s\

March 13, 2007


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Balance Sheets
-----------------------------------------------------------------------------------------------------------------------
December 31, 2006 and 2005

(Amounts in Thousands, except par value and shares)                                     2006                2005

Assets
Investments
    Fixed maturities, available for sale, at fair value                                 $18,275,097         $16,375,214
    Equity securities, at fair value                                                        552,734             328,639
    Mortgage loans                                                                          311,305             361,863
    Policy loans                                                                            285,764             275,764
    Short-term investments                                                                  382,545             161,971
    Other invested assets and derivatives                                                   531,238             373,208
                                                                                  ------------------  ------------------
              Total investments                                                          20,338,683          17,876,659
Cash                                                                                         37,297              11,097
Accrued investment income                                                                   169,236             168,913
Deferred policy acquisition costs                                                         1,341,489           1,198,367
Deferred sales inducements                                                                  414,545             354,330
Present value of future profits of acquired businesses                                       34,129              39,017
Federal income tax asset                                                                    145,584             150,887
Other receivables and other assets                                                           96,506              85,963
Reinsurance receivables                                                                   1,592,144           1,522,460
Separate account assets                                                                     903,349             722,300
                                                                                  ------------------  ------------------
              Total assets                                                              $25,072,962         $22,129,993
                                                                                  ------------------  ------------------
Liabilities
    Policyholder account balances                                                       $19,272,874         $17,078,063
    Policy benefit reserves                                                                 824,405             835,581
    Policy claims and benefits payable                                                      101,050             101,674
    Repurchase agreements and collateral on derivatives                                   2,223,497           1,719,278
    Other liabilities                                                                       368,815             377,624
    Separate account liabilities                                                            903,349             722,300
                                                                                  ------------------  ------------------
              Total liabilities                                                          23,693,990          20,834,520
                                                                                  ------------------  ------------------
Stockholder's equity
Common stock, $1 par value, 2,549,439 shares authorized,
 2,548,878 shares outstanding                                                                 2,549               2,549
Additional paid-in capital                                                                  268,707             268,707
Accumulated other comprehensive income                                                       12,823              38,441
Retained earnings                                                                         1,094,893             985,776
                                                                                  ------------------  ------------------
              Total stockholder's equity                                                  1,378,972           1,295,473
                                                                                  ------------------  ------------------
              Total liabilities and stockholder's equity                                $25,072,962         $22,129,993
                                                                                  ------------------  ------------------


The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Income
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004

(Amounts in Thousands)                                                      2006                2005               2004

Revenues
Premiums                                                                  $ 114,767           $ 113,264          $ 109,095
Interest sensitive life and investment product charges                      260,975             254,309            231,404
Net investment income                                                       953,440             811,652            827,653
Net realized investment losses                                              (26,166)            (26,244)            (3,914)
Net gains (losses) on derivatives                                            42,266              78,591             (8,063)
Other income                                                                 11,710               8,870              6,300
                                                                    ----------------   -----------------  -----------------
              Total revenue                                               1,356,992           1,240,442          1,162,475
                                                                    ----------------   -----------------  -----------------
Benefits and expenses
Benefits incurred                                                           202,877             201,024            206,798
Amortization of deferred sales inducements                                   49,897              42,761             21,076
Interest credited to policyholder account balances                          596,330             514,013            575,534
                                                                    ----------------   -----------------  -----------------
              Total benefits                                                849,104             757,798            803,408
                                                                    ----------------   -----------------  -----------------
Operating expenses (net of commissions and other
 expenses deferred)                                                          98,895              88,726             74,462
Amortization of deferred policy acquisition costs and
 present value of future profits of acquired businesses                     171,773             175,954            116,504
                                                                    ----------------   -----------------  -----------------
              Total benefits and expenses                                 1,119,772           1,022,478            994,374
                                                                    ----------------   -----------------  -----------------
              Income before income taxes and cumulative
               effect of a change in accounting principle                   237,220             217,964            168,101
Income tax expense                                                           80,903              69,007             58,318
                                                                    ----------------   -----------------  -----------------
              Income before cumulative effect of a
               change in accounting principle                               156,317             148,957            109,783
Cumulative effect on prior years of change in
 accounting principle                                                             -                   -             (7,549)
                                                                    ----------------   -----------------  -----------------
              Net income                                                  $ 156,317           $ 148,957          $ 102,234
                                                                    ----------------   -----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004

                                                                                                                       Accumulated
                                                                                 Additional                               Other
                                                                     Common        Paid-in          Comprehensive     Comprehensive
(Amounts in Thousands)                                               Stock         Capital          Income                Income

Balances at December 31, 2003                                         $ 2,549        $268,707                            $ 65,252
Comprehensive income
    Net income                                                                                        $102,234
    Other comprehensive income
      Minimum pension liability (net of tax ($1,572))                                                   (2,920)            (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)                                             34,911             34,911
                                                                                                 --------------
              Total comprehensive income                                                              $134,225
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------                       -------------
Balances at December 31, 2004                                           2,549         268,707                              97,243
Comprehensive income
    Net income                                                                                        $148,957
    Other comprehensive income
      Minimum pension liability (net of tax ($882))                                                     (1,638)            (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))                                          (57,164)           (57,164)
                                                                                                 --------------
              Total comprehensive income                                                              $ 90,155
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------                       -------------
Balances at December 31, 2005                                           2,549         268,707                              38,441

Comprehensive income
    Net income                                                                                        $156,317
    Other comprehensive income
      Minimum pension liability (net of tax $351)                                                          652                652
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($14,145))                                          (26,270)           (26,270)
                                                                                                 --------------
              Total comprehensive income                                                              $130,699
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------                       -------------
Balances at December 31, 2006                                         $ 2,549        $268,707                            $ 12,823
                                                                   ===========  ==============                       =============

The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity   (Continued)
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004


                                                                                            Total
                                                                           Retained      Stockholder's
(Amounts in Thousands)                                                      Earnings        Equity

Balances at December 31, 2003                                             $ 820,585      $ 1,157,093
Comprehensive income
    Net income                                                              102,234          102,234
    Other comprehensive income
      Minimum pension liability (net of tax ($1,572))                                         (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)                                   34,911

              Total comprehensive income

Dividends paid on common stock                                              (41,000)         (41,000)
                                                                     ---------------  ---------------
Balances at December 31, 2004                                               881,819        1,250,318
Comprehensive income
    Net income                                                              148,957          148,957
    Other comprehensive income
      Minimum pension liability (net of tax ($882))                                           (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))                                (57,164)

              Total comprehensive income

Dividends paid on common stock                                              (45,000)         (45,000)
                                                                     ---------------  ---------------
Balances at December 31, 2005                                               985,776        1,295,473

Comprehensive income
    Net income                                                              156,317          156,317
    Other comprehensive income
      Minimum pension liability (net of tax $351)                                                652
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($14,145))                                (26,270)

              Total comprehensive income

Dividends paid on common stock                                              (47,200)         (47,200)
                                                                     ---------------  ---------------
Balances at December 31, 2006                                           $ 1,094,893      $ 1,378,972
                                                                     ===============  ===============

The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Cash Flows
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004

(Amounts in Thousands)                                                       2006               2005               2004

Cash flows from operating activities
Net income                                                                 $ 156,317          $ 148,957          $ 102,234
Adjustments to reconcile net income to net cash
 (used in) provided by operating activities
    Amortization of deferred policy acquisition costs,
     deferred sales inducements and
     present value of future profits of
     acquired businesses                                                     221,670            218,715            137,580
    Net amortization of premiums and discounts on
     investments                                                             183,444            139,364            102,659
    Policy acquisition costs deferred                                       (255,300)          (229,790)          (222,276)
    Sales inducements costs deferred                                        (103,769)           (97,997)           (99,767)
    Net realized investment losses                                            26,166             26,244              3,914
    Net (gains) losses on derivatives                                        (42,266)           (78,591)             8,063
    Cumulative effect of accounting change                                         -                  -              7,549
    Federal income taxes                                                      12,326               (486)           (49,696)
    Net interest credited and product charges on
     universal life and investment policies                                  585,336            494,161            559,296
    Changes in other assets and liabilities
      Net receivables                                                        (22,492)           (49,209)           (17,263)
      Net payables                                                            (7,892)           (36,706)           (53,059)
      Policy benefits                                                        (55,345)          (123,675)          (102,707)
      Other                                                                    3,190             11,480             29,558
                                                                    -----------------  -----------------  -----------------

              Net cash provided by operating activities                      701,385            422,467            406,085
                                                                    -----------------  -----------------  -----------------
Cash flows from investing activities
Proceeds from investments sold, matured or repaid
    Fixed maturities                                                      12,872,572         10,024,829          5,590,085
    Equity securities                                                        875,994            220,249            222,225
    Mortgage loans                                                            56,092             69,065             41,368
    Other invested assets and derivatives                                     50,742             27,188             59,716
Cost of investments acquired
    Fixed maturities                                                     (14,860,614)       (12,451,732)        (8,163,700)
    Equity securities                                                     (1,096,830)          (252,405)          (197,675)
    Mortgage loans                                                            (7,638)                 -                  -
    Other invested assets and derivatives                                   (338,549)          (333,544)          (176,351)
Net change in policy loans                                                   (10,000)            (3,449)            (2,874)
Net change in short-term investments                                        (220,574)           (26,369)            73,360
Net change in repurchase agreements and
 collateral on derivatives                                                   504,219            474,402            204,448
Net change in amounts due to/from brokers                                     (4,244)             1,611               (599)
                                                                    -----------------  -----------------  -----------------
              Net cash used in investing activities                       (2,178,830)        (2,250,155)        (2,349,997)
                                                                    -----------------  -----------------  -----------------

Cash flows from financing activities
Receipts from universal life and investment products                       3,075,026          2,962,492          2,849,016
Benefits paid on universal life and investment
 products                                                                 (1,524,181)        (1,106,202)          (869,877)
Dividends paid on common stock                                               (47,200)           (45,000)           (41,000)
                                                                    -----------------  -----------------  -----------------
              Net cash provided by financing activities                    1,503,645          1,811,290          1,938,139
                                                                    -----------------  -----------------  -----------------
Increase (decrease) in cash                                                   26,200            (16,398)            (5,773)
Cash
Cash at beginning of year                                                     11,097             27,495             33,268
                                                                    -----------------  -----------------  -----------------
Cash at end of year                                                        $  37,297          $  11,097          $  27,495
                                                                    -----------------  -----------------  -----------------
Supplemental disclosures of cash flow information
Cash paid during the year for
    Income taxes, paid to parent                                           $  61,806          $  83,480          $ 107,788



The accompanying notes are an integral part of these consolidated financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Notes to Consolidated Financial Statements
Years Ended December 31, 2006, 2005 and 2004
--------------------------------------------------------------------------------

(Amounts in Thousands)

1.      Summary of Significant Accounting Policies


        Organization
        Midland National Life Insurance Company and Subsidiary ("Midland National") is an indirect wholly owned subsidiary of Sammons Enterprises, Inc. ("SEI"). In 2003, Midland National acquired through a purchase agreement, 100% of the outstanding shares of CHC Holding Inc. ("CHC"). Effective April 2004, all of the assets and liabilities of CHC were merged into Midland National and the respective shares of CHC (and its subsidiaries) were retired. Effective November 30, 2005, SFG Reinsurance Company ("SFG Re") was incorporated as a wholly owned insurance subsidiary of Midland National. SFG Re is a captive reinsurance company domiciled in South Carolina. The accompanying financial statements for 2006 and 2005 include the consolidated accounts of the Company, including the results of operations and cash flows of SFG Re with 2005 reflecting the time period from November 30, 2005 through December 31, 2005. Together, these companies (collectively the "Company") operate predominantly in the individual life and annuity business of the life insurance industry and are licensed to operate in 49 states and the District of Columbia.


        The Company is affiliated through common ownership with North American Company for Life and Health Insurance ("North American") and North American Company for Life and Health Insurance of New York ("NANY") through April, 2006 at which date NANY was sold to an unrelated third party.


        Basis of Presentation
        The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United State of America ("GAAP") and reflect the consolidation of the Company with its wholly owned subsidiary. All intercompany transactions have been eliminated in consolidation.


        Use of Estimates
        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.


        The most significant areas which require the use of management's estimates relate to the determination of the fair values of financial instruments and derivatives, deferred policy acquisition costs, deferred sales inducements, present value of future profits of acquired businesses, and future policy benefits for traditional life insurance policies.


        Interest Rate Risk
        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and changes in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.


        Change in Accounting Policy
        The Company has certain universal life insurance policies in force that have amounts assessed against policyholder account values each period to provide for benefit features under the contracts. The assessments are structured in a manner resulting in profits in earlier years and subsequent losses from the insurance benefits. In accordance with SOP 03-1, in 2004, the Company established an additional liability for benefits to be provided during the subsequent loss periods. The Company calculated this additional liability using a prescribed benefit ratio that accrues a portion of the earlier year profits to offset subsequent year losses. As a result of implementing this accounting procedure, the Company has recognized a cumulative loss in 2004 of $7,104, which amount is reported net of applicable taxes as a cumulative change in accounting principle in the Statement of Income.


        The SFAS No. 133 Derivative Implementation Group Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments" ("DIG B36") provides guidance for determining when certain reinsurance arrangements and debt instruments contain embedded derivatives requiring bifurcation due to the incorporation of credit risk exposures that are not clearly and closely related to the creditworthiness of the obligor. The provisions of DIG B36, which became effective for the Company on January 1, 2004, impact two large coinsurance with funds withheld agreements with an outside reinsurance company applicable to specified annuity policies issued by the Company. At January 1, 2004, the reported value of the embedded derivative was ($445) net of taxes and related deferred acquisition costs and deferred sales inducements, which loss was reported as a component of cumulative effect of change in accounting principle in the accompanying consolidated statements of income.


        Fair Value of Financial Instruments
        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


        Investment Securities
        Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.


        Mortgage Loans
        Fair values for mortgage loans are estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the initial valuation mortgage portfolio that was conducted by an independent broker/dealer upon acquisition of the majority of the loans at which time each mortgage was modeled and assigned a spread corresponding to its risk profile for valuation purposes.


        Cash and Short-Term Investments
        The carrying amounts reported in the balance sheets for these instruments approximate their fair values.


        Other Invested Assets and Derivatives
        For private equity investments and limited partnerships, the carrying amounts, which represent the Company's share of the entity's underlying equity reported in the balance sheets, approximates their fair values. For derivative instruments, the reported values are equal to exchange or broker quoted market prices for interest rate and credit default swaps and internal financial models or counterparty fair value quotes for options.


        Investment-Type Insurance Contracts
        Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair values are estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair values are estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.


        These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.


        Investments and Investment Income
        The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.


        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred sales inducements, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses). Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.


        For collateralized mortgage obligations ("CMO's") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income. Additionally, the Company has approximately $43 million of asset and mortgage-backed securities which are collateralized by sub-prime mortgages. At December 31, 2006, all such investments are rated as investment grade. The Company is exposed to credit risk associated with the sub-prime lending market and continues to monitor these investments in connection with the Company's other-than-temporary impairment policy.


        Mortgage loans are carried at the adjusted unpaid balances. The majority of the mortgage loans were acquired as part of the CHC acquisition in 2003 and were recorded at fair value as of the purchase date. Any premium or discount is amortized to adjust the yield over the remaining term of the loan. Approximately 34% of the Company's mortgage loan portfolio is located in the East North Central geographic region, which includes Michigan, Wisconsin, Ohio, Indiana and Illinois. The composition of the mortgage loan portfolio by property characteristic category as of December 31, 2006, was as follows: Office 41%, Retail 11%, Industrial 30%, Apartment 3%, and Other 15%. At December 31, 2006, no investments in mortgage loans were considered by management to be impaired. There was one new mortgage loan placed in 2006 for $7,934. The mortgage originated during 2006 was consolidated with a previous mortgage with the same borrower whose property was expanded during 2006. The maximum percentage of any one loan to the value of the underlying security at the time of the loan was 80%. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. There is no investment in restructured loans at December 31, 2006. Interest income on non-performing loans is generally recognized on a cash basis.


        Short-term investments are carried at amortized cost. Policy loans are carried at unpaid principal balances.


        Other invested assets and derivatives are primarily comprised of interest rate and credit default swaps, options, private equity investments and limited partnerships. The interest rate swaps are reported at exchange or broker quoted prices. Options are reported at fair value, which are determined from internal financial models and compared to fair values provided by counterparties. Investments in private equity investments and limited partnerships are recorded under the equity method of accounting in accordance with American Institute of Certified Public Accountants ("AICPA") Statement of Position 78-9, Accounting for Investments in Real Estate Ventures where the Company owns 5% or more of the entity's equity (reported at cost where the Company owns less than 5%). These investments are reviewed for impairment on a periodic basis.


        Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments. Dividends are recorded on ex-dividend rate.


        The Company reviews its investments to determine if declines in value are other than temporary. Factors considered in evaluating whether a decline in value is other than temporary are the length of time and magnitude by which the fair value is less than amortized cost, the financial condition, enterprise value and prospects of the investment combined with the ability and intent of the Company to hold the investment for a period of time sufficient to recover the decline in value. Other considerations are also taken into account such as, but not limited to, financial ratios and the overall assessment of the value of the enterprise. For fixed income securities, the Company also considers whether it will be able to collect the amounts due according to the contractual terms of the investment. The Company recorded $1,347, $8,016 and $6,348 during 2006, 2005 and 2004, respectively, of realized losses as a result of this analysis. These losses are included in net realized investment losses.


        Recognition of Traditional Life Revenue and Policy Benefits
        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.


        The liabilities for future policy benefits for traditional policies of $824,405 and $835,581 at December 31, 2006 and 2005, respectively, generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions ranged primarily from 6.00% to 11.25% in 2006 and 6.25% to 11.25 % in 2005.


        Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts ("Interest Sensitive Policies")
        Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments that support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and fixed index amounts credited to the account balances.


        Policyholder reserves for universal life and other interest sensitive life insurance and investment contracts, reported in the balance sheets as policyholder account balances of $19,272,875 and $17,078,063 at December 31, 2006 and 2005, respectively, are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.25% to 7.50% during 2006 and 2005. For certain contracts, these crediting rates extend for periods in excess of one year.


        Accounting for Derivative Instruments
        Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS Nos. 137, 138 and 149, requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income in the statement of stockholder's equity (for those derivatives designated as effective "cash flow hedges") while other changes in derivative fair value are reflected as net gains (losses) on derivatives in the statement of income. The changes in fair value of derivatives designated as effective fair value hedges of specified available-for-sale fixed income securities are reported as a component of net gains (losses) on derivatives. The changes in fair value of the hedged fixed income security are also reported as a component of net gains (losses) on derivatives. For derivatives not designated as effective hedges, the change in fair value is recognized as a component of net gains (losses) on derivatives in the period of change.


        The Company uses derivatives to manage its fixed indexed and policy obligation interest guarantees and interest rate risks applicable to its investments. To mitigate these risks, the Company enters interest rate swap agreements and purchases equity indexed options. The interest rate swaps are accounted for as either effective cash flow hedges, effective fair value hedges or as non-hedge derivatives. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed. To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item. Effectiveness is evaluated on a retrospective and prospective basis.


        The Company has fixed indexed annuity products that have a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases over-the-counter index ("call") options that compensate the Company for any appreciation over the strike price and substantively offsets the corresponding increase in the policyholder obligation. The Company amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to fair value with any change reflected as a component of net gain (loss) on derivatives in the statements of income. When the option matures, any value received by the Company is reflected as investment income offset by the amount credited to the policyholder.


        Repurchase Agreements and Related Collateral
        As part of its investment strategy, the Company may enter into reverse repurchase agreements and dollar-roll transactions to increase the Company's investment return. The Company accounts for these transactions as secured borrowings, where the amount borrowed is tied to the market value of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar-rolls are similar to reverse repurchase agreements except that, with dollar-rolls, the repurchase involves securities that are only substantially the same as the securities sold. As of December 31, 2006 and 2005, there were $1,955,956 and $1,589,922, respectively, of such agreements outstanding. The collateral for these agreements is held in fixed maturities and short-term investments in the balance sheets.


        Deferred Policy Acquisition Costs ("DAC")
        Policy acquisition costs that vary with, and are primarily related to the production of new business, are deferred into the DAC asset to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, marketing, underwriting, and certain variable agency expenses. For traditional insurance policies, such costs are amortized over the estimated premium payment period of the related policies in proportion to the ratio of annual premium revenues to the total anticipated premium revenues. For interest sensitive policies, these costs are amortized over the lives of the policies in relation to the present value of actual and emerging gross profits, subject to regular evaluation and retroactive revision to reflect emerging experience. Recoverability of DAC is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.


        To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment to the amortization pattern of DAC or present value of future profits of acquired businesses had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized investment gains or losses on the available-for-sale securities.


        Deferred Sales Inducements ("DSI")
        The Company defers certain sales inducement costs into a DSI asset. Sales inducements are primarily premium bonuses and bonus interest on the Company's annuity products. AICPA Statement of Position 03-1 ("SOP 03-1"), provides guidance on accounting and reporting for certain sales inducements whereby capitalized costs are reported separately in the balance sheet and the amortization of the capitalized sales inducements is reported as a separate component of insurance benefits in the statements of income.


        Present Value of Future Profits of Acquired Businesses ("PVFP")
        The PVFP represents the portion of the purchase price of blocks of businesses that was allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits.


        Based on current conditions and assumptions as to future events, the Company expects to amortize $3,816, $3,708, $3,589, $3,441 and $2,212 of the existing PVFP over the next five years.


        Retrospective adjustments of these amounts are made periodically upon the revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.


        Policy Claims and Benefits Payable
        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future charges in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.


        Variable Life and Annuity Products
        A portion of the separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports this portion of its separate account assets at market value; the underlying investment risks are assumed by the contractholders. The Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the balance sheets. The Company records the fees earned for administrative and contractholder services performed for the separate accounts in other income of the statements of income.


        Bank Owned Life Insurance Products
        A portion of the separate accounts held by the Company relates to bank owned life insurance policies that are nonindexed with fixed guarantees. These amounts are subject to limited discretionary withdrawal at book value without a market value adjustment. The Company reports this portion of its separate account assets at book value; the underlying investment risks are assumed by the Company. The Company combines the assets and liabilities associated with this business into the respective assets and liabilities lines of the balance sheets in accordance with SOP 03-1.


        Dividends and Distributions
        Payment of dividends or other distributions are limited by statute, which is generally limited to the greater of the insurance companies' statutory net income or 10% of the insurance companies' statutory surplus, applied on an individual company basis.


        Federal Income Taxes

        The Company is a member of SEI's consolidated United States federal income tax group which includes Briggs Construction Equipment ,Inc., Briggs Equipment Mexico, Inc., Briggs Equipment Trust, Biggs ITD Corp., Cathedral Hill Hotel, Inc., CH Holdings, Inc., Consolidated Investment Services, Inc., Crestpark Holdings, Inc., Crestpark LP, Inc., GBH Venture Co, Inc., H2O Distributions, Inc., Herakles Investments, Inc., MH Flagship, Inc., MH Imports, Inc., Midland National Life Insurance Company, Mylon C Jacobs Supply CO., North American For Life & Health Insurance, North American Company For Life & Heath Insurance NY, Otter, Inc., Parkway Holdings, Inc., Parkway Mortgage , Inc., Sammons BW, Inc., Sammons Communications, Inc., Sammons Corporation , Sammons CTP, Inc., Sammons Distributions Holdings, Inc., Sammons Enterprises Inc., Sammons Financial Group, Inc., Sammons Income Properties, Inc., Sammons Power Development, Inc., Sammons Realty Corporation, Sammons Securities, Inc., Sammons Tours , Inc., Sammons Venture Properties ,Inc., Sammons VPC , Inc., SFG Reinsurance Company, The Grove Park Inn Resort, Inc., and TMIS Inc.. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.


        Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.


        Comprehensive Income
        Comprehensive income for the Company includes net income and other comprehensive income, which includes unrealized gains and losses on available-for-sale securities and the minimum pension liability. In addition, certain interest rate swaps are accounted for as cash flow hedges with the change in the fair value of the swap reflected in other comprehensive income.


2.      Recently Issued Accounting Standards

        Internal Replacement and Exchanges
        In September 2005, the Accounting Standards Executive Committee of the AICPA issued Statement of Position 05-1 ("SOP 05-1"), Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on the accounting for internal replacements of one insurance contract with another insurance contract. Under this guidance, the replacement of a contract with another that is substantially different from the original contract is deemed an extinguishment of the original contract. As such, all remaining unamortized deferred costs would be written off at the time of the exchange. An internal replacement that is deemed substantially the same as the original contract will be accounted for as a continuation of the original contract, that is all remaining unamortized deferred costs will remain. SOP 05-1 is effective for internal replacements occurring in periods beginning after December 15, 2006, with earlier application encouraged. The Company will implement SOP 05-1 in 2007 and is currently quantifiying the impact of adopting the new standard.


        Hybrid Financial Instruments
        In February 2006, FASB issued Statement No. 155, Accounting for Certain Hybrid Financial Instruments ("SFAS 155"), which is an amendment to SFAS 133 and SFAS 140. SFAS 155 modifies the accounting for certain derivatives embedded in other financial instruments by allowing them to be accounted for as a whole if the Company elects to account for the whole instrument on a fair value basis. SFAS 155 is effective for all financial instruments acquired, issued or subject to a remeasurement event occurring in fiscal years beginning after September 30, 2006. The Company is currently evaluating SFAS 155 but does not expect that it will have a material impact on the financial statements.


        Uncertain Tax Positions
        In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 creates a comprehensive model to address uncertainty in tax positions and clarifies the accounting for income taxes by prescribing the minimum recognition threshold an uncertain tax position is required to meet before being recognized in the financial statements. FIN 48 is effective beginning in 2007. The Company is evaluating FIN 48 but does not expect it to have a material impact on the consolidated financial statements.

        Fair Value Measurements
        In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value and establishes a framework for measuring fair value. SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the effect of SFAS 157.


        Defined Benefit and Other Retirement Plans
        In September 2006, the FASB issued SFAS No. 158, Employers Accounting for Defined Benefit and Other Retirement Plans-an amendment of FASB Statements Nos. 87, 88, 106 and 132 (R" ("SFAS 158"). SFAS 158 requires employers to recognize the overfunded or underfunded status of defined benefit pension and other postretirement benefit plans as an asset or liability in its financial statements. SFAS 158 is effective for fiscal years ending after December 15, 2006. An employer without publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The Company is still evaluating the impact of SFAS No. 158 on its financial condition and results of operations; however, preliminary calculations indicate that the Company may incur a decrease in its stockholder's equity of approximately $2.3 million in 2007 as a result of SFAS No. 158 adoption.


        Reclassification
        Certain items in the 2005 financial statements have been reclassified to conform to the 2006 presentation.


3.      Fair Value of Financial Instruments


        The carrying value and estimated fair value of the Company's financial instruments are as follows:


                                                December 31, 2006                        December 31, 2005
                                      ---------------------------------------  --------------------------------------
                                          Carrying             Estimated           Carrying            Estimated
                                            Value             Fair Value             Value            Fair Value
Financial assets
    Fixed maturities,
     available-for-sale                     $18,275,097          $18,275,097         $16,375,214         $16,375,214
    Equity securities,
     available-for-sale                         552,734              552,734             328,639             328,639
    Mortgage loans                              311,305              307,515             361,863             360,423
    Short-term investments                      382,545              382,545             161,971             161,971
    Derivatives                                 286,141              286,141             198,718             198,718
Financial liabilities
    Investment-type
     insurance contracts                     10,932,552            9,340,001           9,671,579           8,214,838





4.      Investments and Investment Income


        Fixed Maturity and Equity Security Investments
        The amortized cost, estimated fair value, gross unrealized gains, and gross unrealized losses of fixed maturities and equity securities classified as available-for-sale at December 31, 2006 and 2005, respectively, are as follows:



                                                                    December 31, 2006
                                        -------------------------------------------------------------------------
                                                                Gross             Gross            Estimated
                                            Amortized         Unrealized        Unrealized           Fair
                                              Cost              Gains             Losses             Value
Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 5,103,446         $ 52,277          $ 36,393         $ 5,119,330
    Corporate securities                        6,828,683           93,332            84,757           6,837,258
    Mortgage-backed securities                  6,153,421           71,169            39,100           6,185,490
    Other debt securities                         130,492            5,234             2,707             133,019
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities           18,216,042          222,012           162,957          18,275,097
Equity securities                                 537,194           17,772             2,232             552,734
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $18,753,236        $ 239,784         $ 165,189         $18,827,831
                                        ------------------  ---------------   ---------------  ------------------






                                                                    December 31, 2005
                                        -------------------------------------------------------------------------
                                                                Gross             Gross            Estimated
                                            Amortized         Unrealized        Unrealized           Fair
                                              Cost              Gains             Losses             Value
Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 3,693,359        $ 101,104          $ 26,083         $ 3,768,380
    Corporate securities                        7,202,829          117,826            96,137           7,224,518
    Mortgage-backed securities                  5,155,717           79,802            25,441           5,210,078
    Other debt securities                         164,807            7,681               250             172,238
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities           16,216,712          306,413           147,911          16,375,214
Equity securities                                 317,835           12,690             1,886             328,639
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $16,534,547        $ 319,103         $ 149,797         $16,703,853
                                        ------------------  ---------------   ---------------  ------------------



        The following table shows the Company's gross unrealized losses and fair value on its available-for-sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2006 and 2005, respectively, as follows:



                                                               December 31, 2006
                           --------------------------------------------------------------------------------------------
                               Less than 12 months              12 months or more            Total
                           -----------------------------   ----------------------------   -----------------------------
                               Fair         Unrealized         Fair        Unrealized         Fair         Unrealized
                               Value          Losses          Value          Losses          Value           Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,929,128      $  12,871       $ 814,373      $  23,522      $2,743,501       $  36,393
   Corporate securities        1,356,387         17,273       2,323,009         67,484       3,679,396          84,757
   Mortgage-backed
    securities                 1,075,399          7,606       1,221,709         31,494       2,297,108          39,100
   Other debt securities          53,452          2,059          12,882            648          66,334           2,707
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total fixed
            maturities         4,414,366         39,809       4,371,973        123,148       8,786,339         162,957
Equity securities                 47,554            834          67,726          1,398         115,280           2,232
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total available-
            for-sale          $4,461,920      $  40,643      $4,439,699      $ 124,546      $8,901,619       $ 165,189
                           --------------  -------------   -------------  -------------   -------------   -------------




                                                               December 31, 2005
                           --------------------------------------------------------------------------------------------
                               Less than 12 months              12 months or more            Total
                           -----------------------------   ----------------------------   -----------------------------
                               Fair         Unrealized         Fair        Unrealized         Fair         Unrealized
                               Value          Losses          Value          Losses          Value           Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,188,836      $  22,026       $ 171,676       $  4,057      $1,360,512       $  26,083
   Corporate securities        3,582,054         71,401         602,684         24,736       4,184,738          96,137
   Mortgage-backed
    securities                 1,385,768         16,562         364,330          8,879       1,750,098          25,441
   Other debt securities             896             12          12,701            238          13,597             250
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total fixed
            maturities         6,157,554        110,001       1,151,391         37,910       7,308,945         147,911
Equity securities                 59,269            754          28,832          1,132          88,101           1,886
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total available-
            for-sale          $6,216,823      $ 110,755      $1,180,223      $  39,042      $7,397,046       $ 149,797
                           --------------  -------------   -------------  -------------   -------------   -------------



        At December 31, 2006, the Company held approximately 3,114 positions in fixed income and equity securities. The above table includes 1,397 securities of 450 issuers at December 31, 2006. Approximately 98% of the unrealized losses on fixed maturities at December 31, 2006 were securities rated investment grade. Investment grade securities are defined as those securities rated AAA through BBB- by Standard & Poors. Approximately 2% of the unrealized losses on fixed maturities at December 31, 2006 were on securities rated below investment grade. The Company monitors the financial position and operations of the issuers rated below investment grade and certain investment grade securities in cases where the Company has concerns about credit quality. In determining whether an unrealized loss is other than temporary, the Company will consider factors such as business prospects, status of issuer industry, security ratings, size and length of time the security has been in an unrealized loss position and the Company's intent and ability to hold the security until it recovers its value. At December 31, 2006, fixed income and equity securities in an unrealized loss position had fair value equal to 99.9% of amortized cost. In a majority of the unrealized loss positions, the unrealized loss is due to increases in market interest rates or changes in credit spreads since the securities were acquired. At December 31, 2006, the Company has the ability and intent to hold the securities that are in an unrealized loss position until the fair value increases to amortized cost, which may be maturity. Therefore, the Company does not consider these securities to be other-than-temporarily impaired at December 31, 2006.


        As a result of the Company's review of other than temporary impairments of investment securities, the Company took write-downs of $1,347, $8,016, and $6,348 during 2006, 2005 and 2004, respectively. The 2006 write-downs were applicable to one issuer in the printing business. The Company believes the long-term prospects for the issuer are positive but recorded the write-down primarily due to the sales of securities of the same issuer at realized losses during 2006. In 2005 the Company took a write-down of $4,977 applicable to a Kamp Re catastrophe bond that became impaired as a result of Hurricane Katrina. The Company also took write-downs in 2005 for other than temporary impairments on two securities related to Northwest Airlines for $3,211. The Company considered these securities to be other than temporarily impaired due to the Chapter 11 bankruptcy filing by Northwest Airlines. The Company also recognized write-downs in 2004 on securities issued by various airlines of $5,941.


        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2006, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                      Amortized      Estimated
                                                         Cost        Fair Value

Due in one year or less                                $  47,291      $  52,894
Due after one year through five years                  1,527,474      1,535,538
Due after five years through ten years                 2,552,627      2,553,535
Due after ten years                                    7,935,229      7,947,640
Securities not due at a single maturity date
  (primarily mortgage-backed securities)               6,153,421      6,185,490
                                                   --------------  -------------
              Total fixed maturities                 $18,216,042    $18,275,097
                                                   --------------  -------------


        Midland National is a member of the Federal Home Loan Bank of Des Moines ("FHLB"). In order to maintain its membership, the Company was required to purchase FHLB equity securities that total $10,000 as of December 31, 2006. These securities are included in equity securities and are carried at cost. Resale of these securities is restricted only to FHLB. As a member of FHLB, the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount the Company can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. The Company has not utilized this facility since its inception.


        Investment Income and Investment Gains (Losses) Major categories of investment income are summarized as follows:



                                                                     2006               2005               2004

Gross investment income
    Fixed maturities                                             $ 904,843          $ 796,652          $ 668,442
    Equity securities                                               37,361             20,836             19,064
    Mortgage loans                                                  22,362             25,836             31,102
    Policy loans                                                    20,640             20,028             19,852
    Short-term investments                                          20,836              8,037              5,483
    Other invested assets                                           41,681             29,273             17,624
                                                           ----------------   ----------------   ----------------
              Total gross investment income                      1,047,723            900,662            761,567
Value received on option maturities                                203,712            125,330            215,244
Less:  Amortization of options                                     168,727            134,582            108,179
Less:  Investment expenses                                         129,268             79,758             40,979
                                                           ----------------   ----------------   ----------------
              Net investment income                              $ 953,440          $ 811,652          $ 827,653
                                                           ----------------   ----------------   ----------------


        Included in gross investment income from equity securities in 2004 is $867 of income related to a common stock trading program the Company initiated in 2003. Under this program, the Company purchased a common equity security and simultaneously wrote a covered call option on the security. The Company received any common equity dividend and subsequently disposed of the common equity by terminating or expiring the written call option and selling the equity security or the covered call option was exercised. In addition, the Company purchased S&P 500 and other equity specific put options to hedge against a significant drop in the equity securities market. There were no outstanding equity or option positions related to this trading program at December 31, 2004 and the trading program was not utilized during 2005 or 2006. For the year ended December 31, 2004, gross investment income from these activities consisted of the following:


Dividends                                                       $  2,278
Covered call option premiums                                      29,142
Loss on disposal of equity securities                            (35,983)
Put option income                                                  5,430
                                                         ----------------
              Net impact on gross investment income              $   867
                                                         ----------------



        The major categories of realized investment gains (losses) reflected in the statements of income are summarized as follows:


                                                                2006                 2005                 2004

Fixed maturities                                                 $ (28,021)           $   (31,550)         $ (26,492)
Equity securities                                                   (1,478)                 3,786              2,577
Mortgage loans                                                       2,300                    515               (835)
Gain on termination of swaps                                           481                    299              4,537
Other                                                                  552                    706             16,299
                                                           ----------------   --------------------   ----------------
              Net investment losses                              $ (26,166)           $   (26,244)         $  (3,914)
                                                           ----------------   --------------------   ----------------

        Included in realized investment gains (losses) on the fixed maturities in 2006 are gains of $9,147 related to preliminary recoveries in 2006 from WorldCom, Inc. The Company sold its investments in WorldCom, Inc. in 2002 and recorded a pre-tax loss of $18,119. The preliminary recovery is the result of a federal securities law class action brought on behalf of WorldCom, Inc. securities purchasers against various parties involved with WorldCom, Inc. The Company anticipates a further recovery in 2007, but does not have an estimate of the amount.


        During 2004, the Company received liquidation proceeds from a limited partnership resulting in a realized gain of $14,975. The primary partnership asset was a commercial office complex. The realized gain from this partnership distribution is included in the other category in the above table.


        During 2006, 2005 and 2004 the Company terminated interest rate swaps in situations where the underlying hedged assets were either called or sold. These swaps were previously accounted for as effective cash flow hedges and the proceeds from termination are reflected as realized gains or losses. In 2006, 2005 and 2004, the Company terminated effective cash flow interest rate swaps with notional amounts of $116,500, $72,389 and $130,535 and realized net gains on the terminations of $481, $299 and $4,537, respectively.


        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (prior to gains (losses) ceded and excluding maturities, calls and prepayments) during 2006, 2005 and 2004 were as follows:



                                      2006                            2005                           2004
                         -------------------------------  ----------------------------   ----------------------------
                               Fixed           Equity          Fixed          Equity          Fixed          Equity
                             Maturities      Securities      Maturities     Securities      Maturities     Securities

Proceeds from sales        $ 11,022,004       $ 855,462     $8,635,952      $ 130,345      $4,320,894    $ 1,256,949
Gross realized gains             27,994           3,591         33,449          2,449          19,764         12,856
Gross realized (losses)         (78,699)         (4,724)       (56,323)          (604)        (44,761)       (49,127)




        Credit Risk Concentration
        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investment in one entity which exceeded 10% of the Company's stockholder's equity at December 31, 2006.


        Variable Interest Entities
        In January 2003, the FASB issued Financial Interpretation No. 46 (revised December 2003) ("FIN 46(R)"), "Consolidation of Variable Interest Entities." Under FIN 46(R), a company is required to consolidate a variable interest entity ("VIE") if the company is the primary beneficiary of the VIE. A VIE is defined as an entity whose equity investors do not have a controlling financial interest or do not have sufficient capital at risk for the entity to finance its activities without additional financial support from other parties. A company is deemed to be the primary beneficiary of a VIE if it expects to absorb a majority of the entities losses or receive a majority of the VIE's residual returns, or both.


        As of December 31, 2006, the Company has investments in limited partnerships and private equity investments that are reviewed to determine if any are variable interest entities. Some of these investments are VIE's, but in each case the Company has determined it is not the primary beneficiary. In accordance with FIN 46(R) guidance, the Company will continue to evaluate its position in the future as circumstances may change and the entity could be determined to be a VIE and the Company could become a primary beneficiary, in which case the Company would consolidate the variable interest entity into its financial statements.


        Other
        At December 31, 2006 and 2005, securities amounting to $3,136 and $3,370, respectively, were on deposit with regulatory authorities as required by law. The securities are primarily fixed maturity securities carried at market value. These consist of fixed maturity securities reported in the balance sheets at fair value and have an amortized cost of $3,133 and $3,319, respectively.


5.      Derivative Instruments and Hedging Activities


        Index Options
        The Company uses various derivative instruments to manage its exposure to interest rate risk and to meet its policy guarantee obligations. The Company has approximately $4,954,536 of annuity and universal life policy account value as of December 31, 2006 (net of $1,959,989 annuities ceded to an unrelated reinsurer) that provide for a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases over-the-counter index options that compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as other invested assets and derivatives and amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as a gain (loss) on derivatives in the statements of income. When the option matures, any value received by the Company is reflected as investment income ($203,712, $125,330 and $215,244 in 2006, 2005 and 2004, respectively)
        offset by the amount credited to the policyholder ($190,534, $121,710 and $201,572 in 2006, 2005 and 2004, respectively).


        The following relates to the options owned as of December 31:


                                            2006                2005

Notional amount                          $4,993,814          $4,088,922
Amortized cost                              131,373             105,001
Estimated fair value                        285,016             181,418


        The Company has two coinsurance with funds withheld reinsurance agreements with an unaffiliated reinsurer that fall under the guidance of SFAS No. 133 Implementation Issue No. B36. Under this pronouncement, the Company's reinsurance agreements contain embedded derivatives that require bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the credit worthiness of the Company. The embedded derivatives contained in the funds withheld liability are similar to a total return swap since the Company cedes the total return on a designated investment portfolio to the outside reinsurer. This liability is netted in the consolidated balance sheets in reinsurance receivables. The reinsurer assumes the interest credited to the policyholders on the policies covered by the treaties, which interest is relatively fixed. The Company has developed models based on the expected cash flows of the ceded annuity business to estimate the fair value of the policy liabilities. The value of the derivatives embedded in the funds withheld coinsurance agreements is equal to the difference between the fair value of the assets in the portfolio designated under the coinsurance agreements and the fair value of the policy liabilities estimated from the cash flow models. The net change in the reported value of the embedded derivatives during 2006 and 2005 was ($18,703) and $1,777, respectively, and is reported in net gains (losses) on derivatives in the statements of income.


        SFAS No. 133 requires that the fair value changes of the derivatives embedded in equity indexed products and the coinsurance with funds withheld reinsurance agreements be reflected in the statements of income. This impact is reported as net gains (losses) on derivatives. The following summarizes the impact of these derivatives as reflected in the statements of income:



                                                             2006                2005               2004

Change in investment values                                 $  77,227          $  (29,602)        $  (30,942)
Change in liability values                                    (38,485)            102,648             22,879
                                                    ------------------  ------------------ ------------------
Change in derivative/option
 values                                                        38,742              73,046             (8,063)
Offset to DAC                                                 (19,546)            (36,924)             4,299
Offset to DSI                                                 (11,127)            (13,856)             1,625
Offset to federal income taxes                                 (7,333)             (7,447)               568
                                                    ------------------  ------------------ ------------------
Net impact                                                   $    736           $  14,819         $   (1,571)
                                                    ------------------  ------------------ ------------------



        The fair value of the investment in over-the-counter index options is based upon internal financial models or counterparty quoted market prices. The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using the current risk free rate consistent with the duration of the liability. This value is then compared to the carrying value of the liability to calculate any gain or loss that is reflected in the statements of income as gains (losses) on derivatives. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the DAC and DSI, an adjustment to the amortization of DAC and DSI is made.


        Cash Flow Hedges
        The Company has a number of investments which pay interest on a variable rate tied to a major interest rate index. The Company has entered into interest rate swaps that effectively convert the variable cash flows to fixed over the life of the swaps. These swaps pay the Company fixed rates while the Company is obligated to pay variable rates. The swaps are part of the Company's overall risk and asset-liability management strategy to reduce the volatility of cash flows and provide a better match to the characteristics of the Company's liabilities. These swaps are accounted for as cash-flow hedges and are reported at fair value in the balance sheets with changes in fair value reported as a component of other comprehensive income for the effective portion of the hedge. The cash-flow hedge swaps have stated maturities of 2025 to 2026. Periodic cash flow interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.


        The following table summarizes the cash flow hedge interest rate swaps:



                                                            2006                  2005

Notional amounts                                          $ 125,810             $ 280,960
Fixed rates to receive (range)                         5.49% to 5.74%      4.85% to 6.04%
Current variable rates to pay (range)                  5.36% to 5.55%      4.24% to 4.65%




                                                           2006                   2005                  2004

Change in swaps values                                  $  (6,782)             $  (5,446)              $   394
Offset to DAC                                               4,299                  2,914                  (228)
Offset to DSI                                                 331                    901                   (41)
Offset to federal income taxes                                753                    571                   (44)
                                                 -----------------      -----------------     -----------------
              Impact to other
               comprehensive
               income (loss)                            $  (1,399)             $  (1,060)              $    81
                                                 -----------------      -----------------     -----------------

        Fair Value Hedges
        The Company has entered into interest rate swap agreements that pay a variable rate of interest to the Company and the Company pays a fixed rate of interest to the counterparty. These swaps hedge the fair value of specific available-for-sale fixed income securities and are important components of the Company's asset-liability management. It is anticipated that changes in the fair values of the fixed income securities due to changes in interest rates will be offset by a corresponding opposite change in the fair values of the interest rate swaps. These swaps are considered effective hedges and are reported in the balance sheets at fair value with the changes in fair value of the swaps and hedged available-for-sale fixed income investments reported as components of gains (losses) on derivatives in the statements of income. The fair value hedge swaps have stated maturities ranging from 2008 to 2011. Periodic fair value interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals. The following table summarizes the fair value interest rate swaps and hedged available-for-sale fixed income securities:


                                                    2006            2005

Notional amounts                                    $   68,232     $   185,468
Fixed rates to pay (range)                       3.20% to 4.45%  3.06% to 4.45%
Current variable rates to receive (range)        5.36% to 5.61%  3.82% to 4.58%


Change in fair value of swaps                       $    1,350      $    6,130
Change in fair value of hedged bonds                      (615)         (6,102)
                                                 --------------  --------------
   Net change in fair value hedges                         735              28
Offset to DAC                                             (485)            163
Offset to DSI                                              (10)           (176)
Offset to federal income taxes                             167              (5)
                                                 --------------  --------------

Impact to net gains (losses)
  on derivatives                                     $     407        $     10
                                                 --------------  --------------



        The Company had no fair value hedges during 2004.


        Other Derivatives
        The Company has also entered into interest rate and credit default swap agreements to help manage its overall exposure to interest rate changes and credit events. These swaps do not hedge specific assets or liabilities and as such are not accounted for as effective hedges. Included in the non-hedge swaps are credit default swaps where the Company is a protection provider (notional of $40,000 and fair value of $443 at December 31, 2006) and a protection buyer (notional of $25,000 and fair value of ($346) at December 31, 2006). In accordance with SFAS 133, these swaps are reported at fair value in the balance sheets and changes in the fair value are reported as a component of net gains (losses) on derivatives in the statements of income. The non-hedge swaps have stated maturities ranging from 2007 to 2014. Periodic interest swap settlements and current period changes in the swap accruals for these non-hedge swaps are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals. The following table summarizes the interest rate and credit default swaps not accounted for as effective hedges:



                                                                                        2006                   2005

Notional amounts                                                                        $   84,081            $   284,710
Fixed rates to pay interest rate swaps (range)                                       4.20% to 5.25%         3.06% to 4.46%
Current variable rates to receive interest rate swaps (range)                        5.35% to 5.66%         4.03% to 4.37%
Credit default swaps, receive                                                            0.75%                   N/A
Credit default swaps, pay                                                            0.22% to 0.25%              N/A

Change in fair value of swaps not accounted for
   as hedges                                                                            $    2,703             $    5,604
Ineffective portion of cash flow swaps                                                          86                    (86)
Offset to DAC                                                                                 (855)                  (222)
Offset to DSI                                                                                 (437)                  (186)
Offset to federal income taxes                                                                (775)                (1,788)
                                                                              ---------------------  ---------------------

Impact to net gains (losses)
  on derivatives                                                                         $     722             $    3,322
                                                                              ---------------------  ---------------------




        The Company had no other derivatives during 2004.


        The Company generally limits its selection of counterparties that are obligated under its derivative contracts to those within the "A" credit rating or above. Entering into such agreements from financial institutions with long-standing performance records minimizes the risk. The amounts of such exposure are essentially the net replacement cost or market value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution. Collateral posted by counterparties at December 31, 2006 and 2005, applicable to all derivative investments was $267,542 and $129,356, respectively, and is reflected in the balance sheets in short-term investments. The obligation to repay the collateral is reflected in the balance sheets in repurchase agreements and collateral on derivatives.


6.      DAC, DSI and PVFP


        Policy acquisition costs of new and acquired business deferred and amortized for the years ended December 31 are as follows:



                                                                   2006               2005               2004


DAC, beginning of year                                          $1,198,367         $1,019,716         $1,013,898
Commissions deferred                                               218,882            200,252            198,959
Underwriting and acquisition expenses deferred                      36,418             29,538             23,317
Effect of change in accounting - DIG B36                                 -                  -              3,662
Change in offset to unrealized losses (gains)                       54,707            128,199           (108,864)
Reclassification to deferred sales inducements                           -             (3,939)                 -
Reclassification to policy benefit reserves                              -             (3,682)                 -
Amortization related to operations                                (142,048)          (129,341)          (114,747)
Amortization related to SFAS No. 133                               (24,837)           (42,376)             3,491
                                                           ----------------   ----------------   ----------------
DAC, end of year                                                $1,341,489         $1,198,367         $1,019,716
                                                           ----------------   ----------------   ----------------



        The composition of DSI for the years ended December 31 is summarized below:



                                                                     2006               2005               2004

DSI, beginning of year                                             $ 354,330          $ 275,863          $ 219,470
Sales inducements costs deferred                                     103,768             97,997             99,767
Change in offset to unrealized losses (gains)                          6,344             19,292            (22,298)
Reclassification from deferred acquisition costs                           -              3,939                  -
Amortization related to operations                                   (31,086)           (26,764)           (23,510)
Amortization related to SFAS No. 133                                 (18,811)           (15,997)             2,434
                                                            -----------------  -----------------  -----------------
DSI, end of year                                                   $ 414,545          $ 354,330          $ 275,863
                                                            -----------------  -----------------  -----------------



        The composition of the PVFP for the years ended December 31 is summarized below:



                                                                   2006               2005               2004

PVFP, beginning of year                                          $  39,017          $  43,254          $  48,502
Amortization                                                        (4,888)            (4,237)            (5,248)
                                                           ----------------   ----------------   ----------------
PVFP, end of year                                                $  34,129          $  39,017          $  43,254
                                                           ----------------   ----------------   ----------------



7.      Reinsurance


        The Company is involved in both the cession and assumption of life and annuity reinsurance with other companies. Reinsurance premiums and deposits on investment contracts and claims and investment contract withdrawals ceded and assumed for the years ended December 31 are as follows:


                                                   2006                           2005                           2004
                                       ----------------------------   ----------------------------   ----------------------------
                                          Ceded          Assumed         Ceded         Assumed          Ceded         Assumed

Premiums and deposits
   on investment contracts              $830,945         $  738        $915,666         $  508        $812,718        $ 3,115
Claims and investment
   contract withdrawals                  142,039          4,493         107,737         (3,018)        111,320          2,699



        The Company generally reinsures the excess of each individual risk over $1,000 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally only reinsures with companies rated "A" or better by A.M. Best.


        In addition to the risk reinsurance described above, the Company is also party to two funds withheld coinsurance agreements with a third-party reinsurer. These are indemnity agreements that cover 50% of substantially all policies issued from January 1, 2002 through March 31, 2005 and 60% of substantially all policies issued since April 1, 2005 of specific annuity plans. In these agreements, the Company agrees to withhold, on behalf of the assuming company, assets equal to the Statutory reserve associated with these policies. The Company has netted the funds withheld liability of $2,798,108 and $2,173,195 against the reserve credits of $3,353,334 and $2,647,413 in the reinsurance receivables line in the December 31, 2006 and 2005 balance sheets, respectively. These agreements increased (decreased) the following financial statement lines as follows:



                                                                           2006             2005             2004

Assets
    Other invested assets and derivatives                                  $    -           $    -         $ 14,172
    DAC                                                                  (329,633)        (271,855)        (188,875)
    DSI                                                                  (253,859)        (200,230)        (131,579)
    Reinsurance receivables                                               614,434          504,019          337,715
Liabilities
    Other liabilities                                                         868            2,385            2,250
Revenues
    Interest sensitive life and investment product charges                 (7,846)          (4,662)          (2,564)
    Net investment income                                                (149,870)         (98,968)         (77,389)
Benefits and expenses
    Benefits incurred                                                        (246)            (197)            (157)
    Interest credited to policyholder account balances                    (99,357)         (66,791)         (57,275)
    Operating expenses                                                     (2,235)          (2,255)            (898)
    Amortization of DAC                                                   (25,482)         (15,596)         (11,003)
    Amortization of DSI                                                   (18,642)         (11,254)          (6,532)





        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported gross of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.


8.      Accumulated Other Comprehensive Income


        The components of accumulated other comprehensive income (loss) are as follows:



                                                                                                 2006               2005

Net unrealized gain - available-for-sale securities                                           $  80,103          $ 174,787
Net unrealized (loss) gain - other invested assets and derivatives                               (1,129)             5,653
DAC                                                                                             (44,492)           (99,199)
DSI                                                                                              (7,583)           (13,927)
Deferred income taxes                                                                            (9,415)           (23,560)
                                                                                        ----------------   ----------------
                                                                                                 17,484             43,754
Minimum pension liability (net of tax $2,510 and $2,861)                                         (4,661)            (5,313)
                                                                                        ----------------   ----------------
              Accumulated other comprehensive income                                          $  12,823          $  38,441
                                                                                        ----------------   ----------------




        The following table sets forth the changes in each component of accumulated other comprehensive income (loss).



                                                                         2006               2005               2004

Unrealized holding (losses) gains arising in the
 current period
     Fixed maturities                                                 $ (127,441)        $ (255,330)         $ 157,153
     Equity securities                                                     3,258             (2,424)             3,409
     Other invested assets - interest rate swaps                          (6,782)            (5,446)               394
     Less:  Reclassification adjustment for
      losses released into income                                         29,499             27,764             23,915
     Less:  Impact of DAC                                                 54,707            128,199           (108,864)
     Less:  Impact of DSI                                                  6,344             19,292            (22,298)
     Less:  Impact of deferred income taxes                               14,145             30,781            (18,798)
                                                                -----------------  -----------------  -----------------
                                                                         (26,270)           (57,164)            34,911
     Less:  Minimum pension liability impact                                 652             (1,638)            (2,920)
                                                                -----------------  -----------------  -----------------
         Net other comprehensive (loss) income                         $ (25,618)         $ (58,802)         $  31,991
                                                                -----------------  -----------------  -----------------



        The unrealized investment gain (loss) on available-for-sale securities and other invested assets and derivatives is adjusted by DAC, DSI and deferred income taxes and is included in the statement of stockholder's equity.


9.        Income Taxes


        The significant components of the provision for income taxes are as follows:


                                                                 2006               2005               2004

Current                                                          $  68,577          $  69,493          $ 108,015
Deferred                                                            12,326               (486)           (49,697)
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  80,903          $  69,007          $  58,318
                                                           ----------------   ----------------   ----------------



        The components of the federal income tax asset as of December 31 are as follows:



                                                                  2006               2005

Net deferred income tax asset                                   $  144,253        $  142,785
Income taxes currently receivable                                    1,331             8,102
                                                           ----------------   ----------------
              Federal income tax asset                          $  145,584        $  150,887
                                                           ----------------   ----------------



        Significant temporary differences include depreciation, investments, present value of future profits of acquired businesses, deferred acquisition costs, deferred sales inducements and future policy benefits and policy claims.


        The difference between the provision for income taxes attributable to income before income taxes and the amounts that would be expected using the U.S. Federal statutory income tax rate of 35% are as follows:



                                                                    2006               2005               2004

At statutory federal income tax rate                             $  83,027          $  76,287          $  58,836
Dividends received deductions                                         (835)              (721)              (575)
Other, net                                                          (1,289)            (6,559)                57
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  80,903          $  69,007          $  58,318
                                                           ----------------   ----------------   ----------------



        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:



                                                                                        2006               2005

Deferred income tax assets
    Policy liabilities and reserves                                                      $ 667,470          $ 625,386
    Other, net                                                                               6,778             22,860
                                                                                  -----------------  -----------------
              Total deferred income tax assets                                             674,248            648,246
                                                                                  -----------------  -----------------
Deferred income tax liabilities
    Investments                                                                            (10,364)           (54,287)
    Present value of future profits of acquired business                                   (11,945)           (13,656)
    Deferred policy acquisition costs and deferred sales inducements                      (507,686)          (437,518)
                                                                                  -----------------  -----------------
              Total deferred income tax liabilities                                       (529,995)          (505,461)
                                                                                  -----------------  -----------------
              Net deferred income tax asset                                              $ 144,253          $ 142,785
                                                                                  -----------------  -----------------



        In assessing the realizability of deferred tax assets, management considers whether it is more likely than not, that some portion or all of the deferred tax assets will not be realized. Based on management's analysis of the realization of deferred tax assets, it is management's opinion that the Company will have sufficient future taxable income to realize all of the deferred tax assets at December 31, 2006 and 2005, and no valuation allowance is necessary.


        Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in special "policyholders' surplus" memorandum account. The "American Jobs Creation Act of 2004" was signed into law in 2004 and provided distributions during 2006 and 2005 would be made from the policyholders' surplus memorandum account and repeals the incremental federal income taxes applicable to such distributions during those years. The Company made dividend distributions during 2006 and 2005 sufficient to exhaust the memorandum account and accordingly, the Company no longer has a special "policyholders' surplus" memorandum account.


10.     Statutory Financial Data and Dividend Restrictions


        Midland National is domiciled in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


        Generally, the net assets of an Iowa domiciled insurance company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by the Company during any 12-month period, without prior approval of the Iowa insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The Company paid dividends of $47,200, $45,000 and $41,000 in 2006, 2005 and 2004, respectively.
        Dividends payable in 2007 up to approximately $155,000 will not require prior approval of regulatory authorities.


        The statutory net income of the Company for the years ended December 31, 2006, 2005 and 2004, is approximately $155,000, $187,000 and $95,000, respectively, and reported capital and surplus at December 31, 2006, 2005 and 2004, is approximately $1,020,000, $965,000 and $811,000, respectively, in accordance with statutory accounting principles.


11.     Employee Benefits


        The Company participates in a noncontributory defined benefit pension plan sponsored by SEI that covers certain full-time employees. Effective in December 31, 2004, the plan sponsor approved a plan amendment to freeze the participants' accounts of the noncontributory defined benefit pension plan, which had the effect of establishing each participant's earned accrued benefit as of December 31, 2004. In addition, the participants' benefits shall be payable pursuant to the terms of the Plan to the extent each participant is or becomes 100% vested in such accrued benefits.


        In addition, the Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through health and welfare benefit plans.


        The following table summarizes the benefit obligations, the funded status of and other additional information related to these plans as of December 31, 2006 and 2005. The pension benefits amounts reflect an allocation of the Company's portion of the SEI plans. The Company's postretirement benefit plan is not funded; therefore, it has no plan assets.



                                                                   Pension Benefits            Other Benefits
                                                                  --------------------    ---------------------
                                                                     2006       2005         2006        2005
Obligation and funded status
Accumulated benefit obligation at December 31                     $ 31,733    $ 30,931    $ 12,983    $ 11,131
Fair value of plan assets at December 31                            27,563      22,924           -           -
                                                                  ---------   --------    ---------    --------
Funded status at December 31 $                                      (4,170)   $ (8,007)   $ (12,983)  $ (11,131)
                                                                  ---------   --------    ---------    --------
Accrued benefit liability recognized
in financial statements                                           $ (4,170)   $ (8,007)   $ (9,370)   $ (8,136)
                                                                  ---------   --------    ---------    --------
Pension Benefits Other Benefits
Additional minimum pension liability
Additional minimum liability
Decrease (increase) in minimum liability                          $ 5 ,313    $ 4 ,661    $       -   $       -
included in other comprehensive income,
net of taxes $851 and ($882)                                           652      (1,638)           -           -


Actuarial assumptions
Weighted-average assumptions, used to
determine benefit obligations as of
December 31
    Discount rate                                            5.75%           5.50%             5.75%           5.50%
    Rate of compensation increase                             N/A             N/A               N/A             N/A

Weighted-average assumptions used
 to determine net costs
 as of December 31
    Discount rate                                             5.50%           5.50%            5.50%           5.50%
    Expected return on plan assets                            7.50%           8.25%            N/A                 -
    Rate of compensation increase                             N/A             N/A              N/A                 -



                                         Pension Benefits                        Other Benefits
                                    --------------------------------    ---------------------------------
                                    2006         2005         2004        2006        2005        2004
Additional information
Net periodic benefit costs          $  243       $ 508      $ 3,031     $ 1,543     $ 1,188     $ 1,205
Employer contributions               2,591           -        4,544         300         295         373
Employee contributions                   -           -            -         107         114          55
Benefit payments                       322         311          300         407         409         429




        For measurement purposes, a 10% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2006. The rate was assumed to decrease gradually each year to 4.50% in 2012 and remain at that level thereafter.


        The measurement date for the plan was January 1, 2006.


        The defined benefit pension plan asset allocation as of the measurement date and target asset allocation, presented as a percentage of total plan assets, were as follows:



                            2006       Target

  Debt securities            61%         55%
  Equity securities          26%         45%
  Other, including cash      13%          0%
                          -------      -------
  Total                     100%        100%
                          -------      -------

        It is the plan sponsor's policy to invest pension plan assets in a diversified portfolio consisting of an array of assets matching the target asset allocations above. The investment risk of the assets is limited by appropriate diversification both within and between asset classes. The assets are managed with a view to ensuring that sufficient liquidity will be available to meet the expected cash flow requirements of the plan.


        The Company expects to contribute $2,462 to the pension plan in 2007.


        The following estimated future benefit payments, which reflect expected future service, as appropriate, are expected to be paid in the years indicated:


                                  Pension             Other
                                  Benefits           Benefits

    Year ending December 31,
    2007                         $   408           $   581
    2008                             521               612
    2009                             610               627
    2010                             718               672
    2011                             883               713
    2012-2016                      7,221             4,484


        The Company also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") sponsored by SEI, which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 2006, 2005 and 2004 were $6,634, $4,690 and $2,576, respectively. The expense for 2006, 2005 and 2004 was $6,026, $7,039 and $3,120, respectively. All contributions to the ESOP are held in trust.


        Impact of Medicare Modernization Act on Postretirement Benefits
        The FASB issued FASB Staff Position ("FSP") FAS 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP FAS 106-2") in 2004. FSP FAS 106-2 provides guidance on accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Modernization Act"). The Modernization Act provides, among other things, a federal subsidy to plan sponsors who maintain postretirement health care plans that provide prescription drug benefits and meet certain equivalency criteria.


        The Company has determined that, for the majority of the plan participants, the drug benefits provided by its existing postretirement health plan are actuarially equivalent to the new Medicare benefit, and as a result the Company is eligible for the government subsidy. Accordingly, the plan's accumulated postretirement benefit obligation was reduced by approximately $699 upon the adoption of this new guidance in 2005. This reduction was treated as a deferred experience gain, which will be amortized as a reduction of net periodic postretirement cost (approximately $82 in 2006 and $49 in 2005) over a period of approximately 15.5 years, the average remaining service period of participating employees expected to receive benefits under the plan. For the year ended December 31, 2006 and 2005, the gains produced by recognition of the Modernization Act reduced net periodic postretirement cost by approximately $227 and $153, respectively.


12.     Commitments and Contingencies


        Lease Commitments
        The Company leases certain equipment and office space. Rental expense on operating leases amounted to $4,741, $4,016 and $4,035 for the years ended December 31, 2006, 2005 and 2004, respectively. The approximate future minimum lease payments under non-cancellable leases at December 31, 2006, are $2,592 in 2007; $2,500 in 2008; $2,563 in 2009; $2,158 in
        2010; $2,228 in 2011 and $8,815 thereafter.


        Other Contingencies
        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


        In the ordinary course of their business operations, life insurance and financial services companies are increasingly involved in individual consumer and class action litigation in connection with the sale of their products which has resulted in the award of judgments, including punitive and non-economic compensatory damages.


        The Company, like other financial service companies, is involved in various legal actions and in arbitration related to the normal course of its business, in which claims for compensatory and punitive damages are asserted. Although the outcome of any such litigation cannot be predicted, the Company believes that at the present time there are no pending or threatened legal actions that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of the Company.


        Limited Partnership Commitments
        At December 31, 2006 and 2005, the Company had outstanding capital commitments to limited partnerships of $145,219 and $109,140, respectively


        Private Placement Bond Funding Commitments
        The Company makes funding commitments to various private placement bond issuers. As of December 31, 2006 and 2005, the Company had $113,998 and $61,725, respectively, of outstanding private placement bond funding commitments.


13.     Other Related Party Transactions


        The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefits and management services. The Company was charged $11,040, $9,600 and $9,336 in 2006, 2005 and 2004, respectively, related to these contracts.


        The Company pays investment management fees to an affiliate, The Guggenheim Group, L.L.C. The Company was charged $21,247, $23,195 and $19,113 in 2006, 2005 and 2004, respectively. The fee is calculated based on the average fair value of invested assets under management times a contractual rate. The contractual rate was reduced by approximately 20% effective April 1, 2006.


        Midland National provided certain insurance and noninsurance services to North American and NANY for which it was reimbursed $5,683, $10,408 and $9,516 in 2006, 2005 and 2004, respectively, for the costs incurred to render such services.


        The Company pays sales commissions to Sammons Securities, Inc. ("SSI"), a broker-dealer company, associated with the variable life and annuity premiums placed with the Company's separate account funds and other fixed annuity product sales. The Company incurred commissions of approximately $1,035, $651 and $481 in 2006, 2005 and 2004, respectively, related to SSI sales.


        The Company holds a mortgage loan on the property of an indirect affiliate, The Grove Park Inn. The balance of the loan was $30,787 and $31,972 as December 31, 2006 and 2005, respectively. The Company earned interest income on the loan of $2,050, $2,124, $2,193 in 2006, 2005, and 2004, respectively.

Midland National Life
Insurance Company
Separate Account A
Financial Statements
December 31, 2006 and 2005

Midland National Life Insurance Company
Separate Account A
Index
-----------------------------------------------------------------------------------------------------------------


                                                                                                          Page(s)


Report of Independent Registered Public Accounting Firm.........................................................1


Financial Statements


Statements of Assets and Liabilities, Operations and Changes in Net Assets...................................2-44


Notes to Financial Statements...............................................................................45-57


PricewaterhouseCoopers LLP
800 Market St.
St Louis MO 63101-2695
Telephone (314) 206 8500
Facsimile (314) 206 8514
www.pwc.com



                   Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholder of
Midland National Life Insurance Company and
Policyholders of the Midland National Life
Insurance Company Separate Account A



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations, changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the Midland National Life Insurance Company Separate Account A (which includes the Fidelity Variable Insurance Products Fund I, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the MFS Variable Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger American Fund, the AIM Variable Insurance Funds, the LEVCO Series Trust, the Van Eck Worldwide Insurance Trust, the PIMCO Variable Insurance Trust, the Goldman Sachs Variable Insurance Trust, Neuberger Berman Advisors Management Trust, and the Premier VIT subaccount thereof) at December 31, 2006, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2006, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. Those financial statements are the responsibility of Midland National Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of securities owned as of December 31, 2006 with the custodian, provide a reasonable basis for our opinion.


\s\

April 19, 2007


Midland National Life Insurance Company
Separate Account A
Accumulated Total for All Portfolios
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                        $   6,375,469
     (cost $422,146,776)              $ 484,679,464       Capital gains distributions               17,114,476
                                                                                                 --------------

LIABILITIES                                       -                                                 23,489,945
                                      --------------
                                                        Expenses
NET ASSETS                            $ 484,679,464       Administrative expense                       113,955
                                      --------------
                                                          Mortality and expense risk                 3,941,787
                                                                                                 --------------

                                                      Net investment income                         19,434,203

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments           31,038,054
                                                        Net unrealized appreciation on
                                                         investments                                 1,474,427
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                 $ 51,946,684
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                   $ 417,373,810  $ 361,492,484

Net increase in net assets resulting from operations                                 51,946,684     30,732,245

Capital shares transactions
   Net premiums                                                                      80,027,542     78,166,106
   Transfers of policy loans                                                         (5,741,336)    (5,334,804)
   Transfers of cost of insurance                                                   (29,092,487)   (27,826,858)
   Transfers of surrenders                                                          (20,363,349)   (16,526,195)
   Transfers of death benefits                                                       (1,122,625)      (669,776)
   Transfers of other terminations                                                   (7,000,170)    (1,434,696)
   Interfund and net transfers to general account                                    (1,348,605)    (1,224,696)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                      15,358,970     25,149,081
                                                                                  -------------- --------------

Total increase in net assets                                                         67,305,654     55,881,326
                                                                                  -------------- --------------

Net assets at end of year                                                         $ 484,679,464  $ 417,373,810
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           2

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Money Market Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    347,642
     8,478,456 shares (cost $8,578,456) $ 8,578,456       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                    347,642
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,578,456       Administrative expense                         2,096
                                      --------------
                                                          Mortality and expense risk                    64,593
                                                                                                 --------------

                                                      Net investment income                            280,953

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments                    -
                                                        Net unrealized appreciation on
                                                         investments                                         -
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 280,953
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 6,105,579  $   5,561,712

Net increase in net assets resulting from operations                                    280,953        122,918

Capital shares transactions
   Net premiums                                                                       1,839,249      2,951,132
   Transfers of policy loans                                                            (72,775)      (272,207)
   Transfers of cost of insurance                                                      (635,737)      (624,300)
   Transfers of surrenders                                                             (217,121)      (439,090)
   Transfers of death benefits                                                           (8,673)        (1,588)
   Transfers of other terminations                                                   (3,053,254)        (5,808)
   Interfund and net transfers to general account                                     4,340,235     (1,187,190)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       2,191,924        420,949
                                                                                  -------------- --------------

Total increase in net assets                                                          2,472,877        543,867
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,578,456  $   6,105,579
                                                                                  -------------- --------------




       The accompanying notes are an integral part of these financial statements.

                                           3

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I High Income Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    486,310
     1,028,217 shares (cost $6,652,141) $ 6,529,175       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                    486,310
                                      --------------
                                                        Expenses
NET ASSETS                              $ 6,529,175       Administrative expense                         4,087
                                      --------------
                                                          Mortality and expense risk                    55,146
                                                                                                 --------------

                                                      Net investment income                            427,077

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               29,151
                                                        Net unrealized appreciation on
                                                         investments                                   146,723
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 602,951
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 5,811,792  $   5,080,151

Net increase in net assets resulting from operations                                    602,951        104,064

Capital shares transactions
   Net premiums                                                                       1,048,237      1,076,108
   Transfers of policy loans                                                            (60,275)       (86,082)
   Transfers of cost of insurance                                                      (453,774)      (441,564)
   Transfers of surrenders                                                             (214,021)      (169,259)
   Transfers of death benefits                                                          (42,181)       (11,319)
   Transfers of other terminations                                                      (19,854)       (11,763)
   Interfund and net transfers to general account                                      (143,700)       271,456
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         114,432        627,577
                                                                                  -------------- --------------

Total increase in net assets                                                            717,383        731,641
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 6,529,175  $   5,811,792
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           4

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Equity-Income Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                        $   1,051,606
     1,320,219 shares (cost $30,973,167)$ 34,589,744       Capital gains distributions                3,823,550
                                                                                                 ---------------

LIABILITIES                                        -                                                  4,875,156
                                       --------------
                                                         Expenses
NET ASSETS                              $ 34,589,744       Administrative expense                        20,773
                                       --------------
                                                           Mortality and expense risk                   280,666
                                                                                                 ---------------

                                                       Net investment income                          4,573,717

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,787,747
                                                         Net unrealized depreciation on
                                                          investments                                  (766,379)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 5,595,085
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 29,885,303  $  30,789,773

Net increase in net assets resulting from operations                                   5,595,085      1,400,711

Capital shares transactions
   Net premiums                                                                        3,157,184      3,675,017
   Transfers of policy loans                                                            (178,550)      (461,256)
   Transfers of cost of insurance                                                     (1,859,486)    (1,963,683)
   Transfers of surrenders                                                            (1,829,093)    (1,305,129)
   Transfers of death benefits                                                          (200,847)       (74,223)
   Transfers of other terminations                                                      (133,016)       (82,824)
   Interfund and net transfers to general account                                        153,164     (2,093,083)
                                                                                  ------------------------------

     Net decrease in net assets from capital share transactions                         (890,644)    (2,305,181)
                                                                                  ------------------------------

Total increase (decrease) in net assets                                                4,704,441       (904,470)
                                                                                  ------------------------------

Net assets at end of year                                                           $ 34,589,744  $  29,885,303
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           5

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Growth Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    184,176
     1,313,772 shares (cost $40,663,670)$ 47,125,015       Capital gains distributions                        -
                                                                                                 ---------------

LIABILITIES                                        -                                                    184,176
                                       --------------
                                                         Expenses
NET ASSETS                              $ 47,125,015       Administrative expense                        28,575
                                       --------------
                                                           Mortality and expense risk                   417,682
                                                                                                 ---------------

                                                       Net investment loss                             (262,081)

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            2,731,008
                                                         Net unrealized appreciation on
                                                          investments                                   216,710
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,685,637
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 47,945,094  $  49,884,375

Net increase in net assets resulting from operations                                   2,685,637      2,147,781

Capital shares transactions
   Net premiums                                                                        6,301,064      7,223,656
   Transfers of policy loans                                                            (444,532)      (798,916)
   Transfers of cost of insurance                                                     (3,655,505)    (3,865,720)
   Transfers of surrenders                                                            (3,078,521)    (2,255,726)
   Transfers of death benefits                                                          (228,321)       (92,855)
   Transfers of other terminations                                                      (289,739)      (179,459)
   Interfund and net transfers to general account                                     (2,110,162)    (4,118,042)
                                                                                  ------------------------------

     Net decrease in net assets from capital share transactions                       (3,505,716)    (4,087,062)
                                                                                  ------------------------------

Total decrease in net assets                                                            (820,079)    (1,939,281)
                                                                                  ------------------------------

Net assets at end of year                                                           $ 47,125,015  $  47,945,094
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           6

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Overseas Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    125,845
     731,242 shares (cost $13,084,157)  $ 17,527,874       Capital gains distributions                   87,486
                                                                                                 ---------------

LIABILITIES                                        -                                                    213,331
                                       --------------
                                                         Expenses
NET ASSETS                              $ 17,527,874       Administrative expense                         7,727
                                       --------------
                                                           Mortality and expense risk                   134,843
                                                                                                 ---------------

                                                       Net investment income                             70,761

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,167,765
                                                         Net unrealized appreciation on
                                                          investments                                 1,198,645
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,437,171
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 13,703,972  $   9,536,720

Net increase in net assets resulting from operations                                   2,437,171      2,076,932

Capital shares transactions
   Net premiums                                                                        2,817,543      2,114,346
   Transfers of policy loans                                                            (168,650)      (162,520)
   Transfers of cost of insurance                                                       (831,981)      (710,456)
   Transfers of surrenders                                                              (790,128)      (492,750)
   Transfers of death benefits                                                           (29,515)       (21,180)
   Transfers of other terminations                                                       (62,683)       (43,091)
   Interfund and net transfers to general account                                        452,145      1,405,971
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                        1,386,731      2,090,320
                                                                                  ------------------------------

Total increase in net assets                                                           3,823,902      4,167,252
                                                                                  ------------------------------

Net assets at end of year                                                           $ 17,527,874  $  13,703,972
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           7

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Mid Cap Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                          $    72,121
     625,442 shares (cost $19,296,900)  $ 21,746,629       Capital gains distributions                2,441,968
                                                                                                 ---------------

LIABILITIES                                        -                                                  2,514,089
                                       --------------
                                                         Expenses
NET ASSETS                              $ 21,746,629       Administrative expense                         1,235
                                       --------------
                                                           Mortality and expense risk                   188,489
                                                                                                 ---------------

                                                       Net investment income                          2,324,365

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            2,214,805
                                                         Net unrealized depreciation on
                                                          investments                                (2,222,930)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,316,240
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 19,713,470  $  14,830,730

Net increase in net assets resulting from operations                                   2,316,240      2,786,538

Capital shares transactions
   Net premiums                                                                        3,729,649      3,529,668
   Transfers of policy loans                                                            (306,582)      (148,402)
   Transfers of cost of insurance                                                     (1,025,853)      (972,069)
   Transfers of surrenders                                                              (704,408)      (488,078)
   Transfers of death benefits                                                           (47,951)       (24,230)
   Transfers of other terminations                                                      (373,767)       (77,513)
   Interfund and net transfers to general account                                     (1,554,169)       276,826
                                                                                  ------------------------------

     Net (decrease) increase in net assets from capital share transactions              (283,081)     2,096,202
                                                                                  ------------------------------

Total increase in net assets                                                           2,033,159      4,882,740
                                                                                  ------------------------------

Net assets at end of year                                                           $ 21,746,629  $  19,713,470
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           8

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    215,163
     509,161 shares (cost $7,150,867)   $ 7,998,925       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                    215,163
                                      --------------
                                                        Expenses
NET ASSETS                              $ 7,998,925       Administrative expense                         8,465
                                      --------------
                                                          Mortality and expense risk                    70,960
                                                                                                 --------------

                                                      Net investment income                            135,738

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              201,180
                                                        Net unrealized appreciation on
                                                         investments                                   142,689
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 479,607
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,036,130  $   8,682,432

Net increase in net assets resulting from operations                                    479,607        235,394

Capital shares transactions
   Net premiums                                                                         836,301        968,494
   Transfers of policy loans                                                            (99,156)       (99,889)
   Transfers of cost of insurance                                                      (582,994)      (607,905)
   Transfers of surrenders                                                             (389,926)      (605,535)
   Transfers of death benefits                                                          (33,720)       (31,155)
   Transfers of other terminations                                                      (37,786)       (17,929)
   Interfund and net transfers to general account                                      (209,531)      (487,777)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (516,812)      (881,696)
                                                                                  -------------- --------------

Total decrease in net assets                                                            (37,205)      (646,302)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 7,998,925  $   8,036,130
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           9

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    391,766
     768,135 shares (cost $9,780,416)    $ 9,801,407       Capital gains distributions                   23,459
                                                                                                 ---------------

LIABILITIES                                        -                                                    415,225
                                       --------------
                                                         Expenses
NET ASSETS                               $ 9,801,407       Administrative expense                         2,093
                                       --------------
                                                           Mortality and expense risk                    85,265
                                                                                                 ---------------

                                                       Net investment income                            327,867

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized losses on investments            (154,729)
                                                         Net unrealized appreciation on
                                                          investments                                   173,936
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                    $ 347,074
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                      $ 9,999,369  $  10,515,913

Net increase in net assets resulting from operations                                     347,074        116,236

Capital shares transactions
   Net premiums                                                                        1,880,636      1,877,117
   Transfers of policy loans                                                             (60,567)      (115,809)
   Transfers of cost of insurance                                                       (696,108)      (712,818)
   Transfers of surrenders                                                              (217,621)      (641,874)
   Transfers of death benefits                                                            (4,968)       (15,899)
   Transfers of other terminations                                                      (175,763)       (23,067)
   Interfund and net transfers to general account                                     (1,270,645)    (1,000,430)
                                                                                  ------------------------------

     Net decrease in net assets from capital share transactions                         (545,036)      (632,780)
                                                                                  ------------------------------

Total decrease in net assets                                                            (197,962)      (516,544)
                                                                                  ------------------------------

Net assets at end of year                                                            $ 9,801,407  $   9,999,369
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           10

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Index 500 Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    943,946
     383,764 shares (cost $51,894,458)  $ 61,924,179       Capital gains distributions                        -
                                                                                                 ---------------

LIABILITIES                                        -                                                    943,946
                                       --------------
                                                         Expenses
NET ASSETS                              $ 61,924,179       Administrative expense                        10,430
                                       --------------
                                                           Mortality and expense risk                   497,275
                                                                                                 ---------------

                                                       Net investment income                            436,241

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            4,542,250
                                                         Net unrealized appreciation on
                                                          investments                                 2,913,815
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 7,892,306
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 53,675,538  $  48,254,425

Net increase in net assets resulting from operations                                   7,892,306      2,025,528

Capital shares transactions
   Net premiums                                                                       10,096,395      9,701,960
   Transfers of policy loans                                                          (1,084,947)      (869,780)
   Transfers of cost of insurance                                                     (3,983,819)    (3,847,214)
   Transfers of surrenders                                                            (2,608,548)    (2,181,443)
   Transfers of death benefits                                                          (104,033)       (59,048)
   Transfers of other terminations                                                      (245,226)      (185,699)
   Interfund and net transfers to general account                                     (1,713,487)       836,809
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                          356,335      3,395,585
                                                                                  ------------------------------

Total increase in net assets                                                           8,248,641      5,421,113
                                                                                  ------------------------------

Net assets at end of year                                                           $ 61,924,179  $  53,675,538
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           11

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Contrafund Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    647,142
     1,671,269 shares (cost $44,267,830)$ 52,594,822       Capital gains distributions                4,180,377
                                                                                                 ---------------

LIABILITIES                                        -                                                  4,827,519
                                       --------------
                                                         Expenses
NET ASSETS                              $ 52,594,822       Administrative expense                        14,374
                                       --------------
                                                           Mortality and expense risk                   438,797
                                                                                                 ---------------

                                                       Net investment income                          4,374,348

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            5,219,462
                                                         Net unrealized depreciation on
                                                          investments                                (4,434,819)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 5,158,991
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 47,391,065  $  41,520,720

Net increase in net assets resulting from operations                                   5,158,991      6,457,345

Capital shares transactions
   Net premiums                                                                        7,038,064      6,915,580
   Transfers of policy loans                                                            (528,184)      (585,093)
   Transfers of cost of insurance                                                     (2,741,188)    (2,780,950)
   Transfers of surrenders                                                            (2,671,524)    (1,970,336)
   Transfers of death benefits                                                           (93,878)       (91,496)
   Transfers of other terminations                                                      (486,832)      (156,156)
   Interfund and net transfers to general account                                       (471,692)    (1,918,549)
                                                                                  ------------------------------

     Net increase (decrease) in net assets from capital share transactions                44,766       (587,000)
                                                                                  ------------------------------

Total increase in net assets                                                           5,203,757      5,870,345
                                                                                  ------------------------------

Net assets at end of year                                                           $ 52,594,822  $  47,391,065
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           12

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    98,271
     354,279 shares (cost $4,240,970)   $ 4,818,192       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     98,271
                                      --------------
                                                        Expenses
NET ASSETS                              $ 4,818,192       Administrative expense                         2,375
                                      --------------
                                                          Mortality and expense risk                    43,213
                                                                                                 --------------

                                                      Net investment income                             52,683

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              219,804
                                                        Net unrealized appreciation on
                                                         investments                                     9,271
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 281,758
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,914,827  $   5,033,531

Net increase in net assets resulting from operations                                    281,758        137,044

Capital shares transactions
   Net premiums                                                                         637,799        707,819
   Transfers of policy loans                                                            (70,676)      (105,318)
   Transfers of cost of insurance                                                      (372,253)      (392,275)
   Transfers of surrenders                                                             (382,078)      (214,925)
   Transfers of death benefits                                                          (23,854)       (19,010)
   Transfers of other terminations                                                      (31,067)       (21,767)
   Interfund and net transfers to general account                                      (136,264)      (210,272)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (378,393)      (255,748)
                                                                                  -------------- --------------

Total decrease in net assets                                                            (96,635)      (118,704)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 4,818,192  $   4,914,827
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           13

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Balanced Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    87,200
     304,034 shares (cost $4,260,585)   $ 4,752,048       Capital gains distributions                  142,485
                                                                                                 --------------

LIABILITIES                                       -                                                    229,685
                                      --------------
                                                        Expenses
NET ASSETS                              $ 4,752,048       Administrative expense                           171
                                      --------------
                                                          Mortality and expense risk                    39,383
                                                                                                 --------------

                                                      Net investment income                            190,131

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              157,745
                                                        Net unrealized appreciation on
                                                         investments                                   106,419
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 454,295
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,183,466  $   3,819,590

Net increase in net assets resulting from operations                                    454,295        200,341

Capital shares transactions
   Net premiums                                                                         731,602        842,099
   Transfers of policy loans                                                            (51,002)       (34,595)
   Transfers of cost of insurance                                                      (358,635)      (358,186)
   Transfers of surrenders                                                             (194,915)      (135,601)
   Transfers of death benefits                                                           (6,840)        (6,109)
   Transfers of other terminations                                                      (14,466)        (6,825)
   Interfund and net transfers to general account                                         8,543       (137,248)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         114,287        163,535
                                                                                  -------------- --------------

Total increase in net assets                                                            568,582        363,876
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 4,752,048  $   4,183,466
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           14

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth & Income Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    75,673
     631,769 shares (cost $8,601,257)  $ 10,184,116       Capital gains distributions                  211,440
                                                                                                 --------------

LIABILITIES                                       -                                                    287,113
                                      --------------
                                                        Expenses
NET ASSETS                             $ 10,184,116       Administrative expense                           663
                                      --------------
                                                          Mortality and expense risk                    79,291
                                                                                                 --------------

                                                      Net investment income                            207,159

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              522,164
                                                        Net unrealized appreciation on
                                                         investments                                   336,526
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,065,849
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,188,594  $   7,706,179

Net increase in net assets resulting from operations                                  1,065,849        516,907

Capital shares transactions
   Net premiums                                                                       1,696,325      1,398,682
   Transfers of policy loans                                                            (99,163)       (51,263)
   Transfers of cost of insurance                                                      (665,544)      (669,744)
   Transfers of surrenders                                                             (468,898)      (326,376)
   Transfers of death benefits                                                          (23,515)       (24,545)
   Transfers of other terminations                                                      (51,283)       (27,735)
   Interfund and net transfers to general account                                       541,751       (333,511)
                                                                                  -------------- --------------

     Net increase (decrease) in net assets from capital share transactions              929,673        (34,492)
                                                                                  -------------- --------------

Total increase in net assets                                                          1,995,522        482,415
                                                                                  -------------- --------------

Net assets at end of year                                                          $ 10,184,116  $   8,188,594
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           15

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    63,863
     514,527 shares (cost $7,775,525)   $ 9,343,810       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     63,863
                                      --------------
                                                        Expenses
NET ASSETS                              $ 9,343,810       Administrative expense                           758
                                      --------------
                                                          Mortality and expense risk                    80,581
                                                                                                 --------------

                                                      Net investment loss                              (17,476)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              701,186
                                                        Net unrealized depreciation on
                                                         investments                                  (289,638)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 394,072
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 9,422,551  $   9,022,058

Net increase in net assets resulting from operations                                    394,072        690,090

Capital shares transactions
   Net premiums                                                                       1,358,947      1,540,940
   Transfers of policy loans                                                           (155,454)      (139,430)
   Transfers of cost of insurance                                                      (742,183)      (780,274)
   Transfers of surrenders                                                             (577,597)      (476,464)
   Transfers of death benefits                                                          (18,379)        (6,496)
   Transfers of other terminations                                                      (91,524)       (34,134)
   Interfund and net transfers to general account                                      (246,623)      (393,739)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (472,813)      (289,597)
                                                                                  -------------- --------------

Total (decrease) increase in net assets                                                 (78,741)       400,493
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 9,343,810  $   9,422,551
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           16

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Balanced Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    52,877
     437,969 shares (cost $3,149,348)   $ 3,297,904       Capital gains distributions                  177,234
                                                                                                 --------------

LIABILITIES                                       -                                                    230,111
                                      --------------
                                                        Expenses
NET ASSETS                              $ 3,297,904       Administrative expense                            97
                                      --------------
                                                          Mortality and expense risk                    27,187
                                                                                                 --------------

                                                      Net investment income                            202,827

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              206,710
                                                        Net unrealized depreciation on
                                                         investments                                  (122,831)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 286,706
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 2,721,054  $   2,444,829

Net increase in net assets resulting from operations                                    286,706        104,728

Capital shares transactions
   Net premiums                                                                         627,045        551,914
   Transfers of policy loans                                                            (22,162)       (22,601)
   Transfers of cost of insurance                                                      (221,594)      (213,696)
   Transfers of surrenders                                                              (97,609)       (91,739)
   Transfers of death benefits                                                             (946)       (20,923)
   Transfers of other terminations                                                     (244,927)        (5,801)
   Interfund and net transfers to general account                                       250,337        (25,657)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         290,144        171,497
                                                                                  -------------- --------------

Total increase in net assets                                                            576,850        276,225
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 3,297,904  $   2,721,054
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           17

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Capital Appreciation Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     503,337 shares (cost $4,076,190)   $ 5,516,568       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 5,516,568       Administrative expense                           304
                                      --------------
                                                          Mortality and expense risk                    45,626
                                                                                                 --------------

                                                      Net investment loss                              (45,930)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              542,489
                                                        Net unrealized appreciation on
                                                         investments                                   267,743
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 764,302
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,745,135  $   3,939,398

Net increase in net assets resulting from operations                                    764,302        824,008

Capital shares transactions
   Net premiums                                                                         731,349        695,976
   Transfers of policy loans                                                            (66,742)       (36,380)
   Transfers of cost of insurance                                                      (298,119)      (337,239)
   Transfers of surrenders                                                             (307,362)      (143,704)
   Transfers of death benefits                                                           (5,660)        (7,857)
   Transfers of other terminations                                                      (24,990)       (18,515)
   Interfund and net transfers to general account                                       (21,345)      (170,552)
                                                                                  -------------- --------------

     Net increase (decrease) in net assets from capital share transactions                7,131        (18,271)
                                                                                  -------------- --------------

Total increase in net assets                                                            771,433        805,737
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 5,516,568  $   4,745,135
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           18

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. International Fund
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    254,402
     2,091,306 shares (cost $16,373,600)$ 21,164,022       Capital gains distributions                        -
                                                                                                 ---------------

LIABILITIES                                        -                                                    254,402
                                       --------------
                                                         Expenses
NET ASSETS                              $ 21,164,022       Administrative expense                         1,389
                                       --------------
                                                           Mortality and expense risk                   154,905
                                                                                                 ---------------

                                                       Net investment income                             98,108

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,797,556
                                                         Net unrealized appreciation on
                                                          investments                                 1,923,426
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 3,819,090
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 14,404,355  $   9,706,395

Net increase in net assets resulting from operations                                   3,819,090      1,530,466

Capital shares transactions
   Net premiums                                                                        4,377,812      3,370,566
   Transfers of policy loans                                                            (197,182)      (144,218)
   Transfers of cost of insurance                                                     (1,127,712)      (834,323)
   Transfers of surrenders                                                              (784,362)      (592,720)
   Transfers of death benefits                                                           (29,838)       (22,699)
   Transfers of other terminations                                                      (250,351)       (71,659)
   Interfund and net transfers to general account                                        952,210      1,462,547
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                        2,940,577      3,167,494
                                                                                  ------------------------------

Total increase in net assets                                                           6,759,667      4,697,960
                                                                                  ------------------------------

Net assets at end of year                                                           $ 21,164,022  $  14,404,355
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           19

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Value Fund
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    226,205
     2,358,202 shares (cost $18,810,940)$ 20,610,685       Capital gains distributions                1,426,937
                                                                                                 ---------------

LIABILITIES                                        -                                                  1,653,142
                                       --------------
                                                         Expenses
NET ASSETS                              $ 20,610,685       Administrative expense                         1,614
                                       --------------
                                                           Mortality and expense risk                   157,968
                                                                                                 ---------------

                                                       Net investment income                          1,493,560

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments              441,762
                                                         Net unrealized appreciation on
                                                          investments                                 1,059,673
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,994,995
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 15,382,309  $  11,215,585

Net increase in net assets resulting from operations                                   2,994,995        602,501

Capital shares transactions
   Net premiums                                                                        4,233,420      3,408,874
   Transfers of policy loans                                                            (198,513)      (118,909)
   Transfers of cost of insurance                                                     (1,139,394)      (879,503)
   Transfers of surrenders                                                              (536,931)      (645,216)
   Transfers of death benefits                                                           (20,162)       (12,536)
   Transfers of other terminations                                                      (214,641)       (88,272)
   Interfund and net transfers to general account                                        109,602      1,899,785
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                        2,233,381      3,564,223
                                                                                  ------------------------------

Total increase in net assets                                                           5,228,376      4,166,724
                                                                                  ------------------------------

Net assets at end of year                                                           $ 20,610,685  $  15,382,309
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           20

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Income & Growth Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    51,119
     384,245 shares (cost $2,728,332)   $ 3,316,030       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     51,119
                                      --------------
                                                        Expenses
NET ASSETS                              $ 3,316,030       Administrative expense                           113
                                      --------------
                                                          Mortality and expense risk                    25,183
                                                                                                 --------------

                                                      Net investment income                             25,823

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              218,042
                                                        Net unrealized appreciation on
                                                         investments                                   190,322
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 434,187
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 2,770,134  $   2,584,309

Net increase in net assets resulting from operations                                    434,187        100,560

Capital shares transactions
   Net premiums                                                                         448,743        486,225
   Transfers of policy loans                                                            (55,090)       (52,087)
   Transfers of cost of insurance                                                      (188,076)      (191,049)
   Transfers of surrenders                                                             (199,233)      (100,354)
   Transfers of death benefits                                                                -         (4,040)
   Transfers of other terminations                                                      (11,099)        (6,707)
   Interfund and net transfers to general account                                       116,464        (46,723)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         111,709         85,265
                                                                                  -------------- --------------

Total increase in net assets                                                            545,896        185,825
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 3,316,030  $   2,770,134
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           21

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Emerging Growth Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     562,040 shares (cost $9,542,685)  $ 11,600,497       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                             $ 11,600,497       Administrative expense                           617
                                      --------------
                                                          Mortality and expense risk                    99,711
                                                                                                 --------------

                                                      Net investment loss                             (100,328)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments            1,062,951
                                                        Net unrealized depreciation on
                                                         investments                                  (195,896)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 766,727
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                    $ 11,576,518  $  11,330,395

Net increase in net assets resulting from operations                                    766,727        868,660

Capital shares transactions
   Net premiums                                                                       1,912,803      2,152,254
   Transfers of policy loans                                                           (202,749)      (150,440)
   Transfers of cost of insurance                                                      (884,873)      (939,880)
   Transfers of surrenders                                                             (947,530)      (508,907)
   Transfers of death benefits                                                          (18,586)       (11,348)
   Transfers of other terminations                                                     (107,964)       (43,882)
   Interfund and net transfers to general account                                      (493,849)    (1,120,334)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (742,748)      (622,537)
                                                                                  -------------- --------------

Total increase in net assets                                                             23,979        246,123
                                                                                  -------------- --------------

Net assets at end of year                                                          $ 11,600,497  $  11,576,518
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           22

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Investors Trust Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     8,830
     89,063 shares (cost $1,538,460)    $ 1,931,782       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                      8,830
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,931,782       Administrative expense                            12
                                      --------------
                                                          Mortality and expense risk                    16,047
                                                                                                 --------------

                                                      Net investment loss                               (7,229)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              132,940
                                                        Net unrealized appreciation on
                                                         investments                                    80,670
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 206,381
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,741,627  $   1,783,500

Net increase in net assets resulting from operations                                    206,381        101,157

Capital shares transactions
   Net premiums                                                                         303,321        321,776
   Transfers of policy loans                                                            (13,088)       (34,227)
   Transfers of cost of insurance                                                      (136,442)      (140,736)
   Transfers of surrenders                                                             (128,944)      (155,482)
   Transfers of death benefits                                                           (3,925)       (17,774)
   Transfers of other terminations                                                      (11,827)        (8,573)
   Interfund and net transfers to general account                                       (25,321)      (108,014)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                         (16,226)      (143,030)
                                                                                  -------------- --------------

Total increase (decrease) in net assets                                                 190,155        (41,873)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,931,782  $   1,741,627
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           23

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust New Discovery Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     408,291 shares (cost $5,961,821)   $ 7,112,418       Capital gains distributions                  119,815
                                                                                                 --------------

LIABILITIES                                       -                                                    119,815
                                      --------------
                                                        Expenses
NET ASSETS                              $ 7,112,418       Administrative expense                           503
                                      --------------
                                                          Mortality and expense risk                    59,895
                                                                                                 --------------

                                                      Net investment income                             59,417

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              300,247
                                                        Net unrealized appreciation on
                                                         investments                                   422,905
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 782,569
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 6,696,977  $   7,337,919

Net increase in net assets resulting from operations                                    782,569        230,756

Capital shares transactions
   Net premiums                                                                       1,097,571      1,369,958
   Transfers of policy loans                                                           (141,241)       (91,109)
   Transfers of cost of insurance                                                      (442,044)      (519,004)
   Transfers of surrenders                                                             (396,415)      (324,712)
   Transfers of death benefits                                                          (10,694)        (1,748)
   Transfers of other terminations                                                      (25,915)       (21,332)
   Interfund and net transfers to general account                                      (448,390)    (1,283,751)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (367,128)      (871,698)
                                                                                  -------------- --------------

Total increase (decrease) in net assets                                                 415,441       (640,942)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 7,112,418  $   6,696,977
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           24

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Research Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    25,595
     300,463 shares (cost $4,403,027)   $ 5,420,357       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     25,595
                                      --------------
                                                        Expenses
NET ASSETS                              $ 5,420,357       Administrative expense                           148
                                      --------------
                                                          Mortality and expense risk                    46,429
                                                                                                 --------------

                                                      Net investment loss                              (20,982)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              401,062
                                                        Net unrealized appreciation on
                                                         investments                                    94,682
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 474,762
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 5,018,980  $   4,894,475

Net increase in net assets resulting from operations                                    474,762        316,954

Capital shares transactions
   Net premiums                                                                         856,595        995,235
   Transfers of policy loans                                                            (62,146)       (69,846)
   Transfers of cost of insurance                                                      (367,850)      (407,830)
   Transfers of surrenders                                                             (288,899)      (167,809)
   Transfers of death benefits                                                          (10,616)        (8,831)
   Transfers of other terminations                                                      (19,382)       (16,255)
   Interfund and net transfers to general account                                      (181,087)      (517,113)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                         (73,385)      (192,449)
                                                                                  -------------- --------------

Total increase in net assets                                                            401,377        124,505
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 5,420,357  $   5,018,980
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           25

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. Growth and Income Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    169,092
     485,583 shares (cost $12,871,262)  $ 14,247,013       Capital gains distributions                  453,115
                                                                                                 ---------------

LIABILITIES                                        -                                                    622,207
                                       --------------
                                                         Expenses
NET ASSETS                              $ 14,247,013       Administrative expense                           458
                                       --------------
                                                           Mortality and expense risk                   109,262
                                                                                                 ---------------

                                                       Net investment income                            512,487

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments              719,487
                                                         Net unrealized appreciation on
                                                          investments                                   675,905
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 1,907,879
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 11,373,221  $   9,826,097

Net increase in net assets resulting from operations                                   1,907,879        283,025

Capital shares transactions
   Net premiums                                                                        2,451,348      2,628,620
   Transfers of policy loans                                                            (151,075)      (127,833)
   Transfers of cost of insurance                                                       (807,339)      (786,878)
   Transfers of surrenders                                                              (417,356)      (312,682)
   Transfers of death benefits                                                           (19,812)       (10,472)
   Transfers of other terminations                                                       (57,788)       (24,436)
   Interfund and net transfers to general account                                        (32,065)      (102,220)
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                          965,913      1,264,099
                                                                                  ------------------------------

Total increase in net assets                                                           2,873,792      1,547,124
                                                                                  ------------------------------

Net assets at end of year                                                           $ 14,247,013  $  11,373,221
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           26

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                          $    89,791
     850,854 shares (cost $17,675,715)  $ 18,531,601       Capital gains distributions                1,399,059
                                                                                                 ---------------

LIABILITIES                                        -                                                  1,488,850
                                       --------------
                                                         Expenses
NET ASSETS                              $ 18,531,601       Administrative expense                         1,589
                                       --------------
                                                           Mortality and expense risk                   154,909
                                                                                                 ---------------

                                                       Net investment income                          1,332,352

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,437,095
                                                         Net unrealized depreciation on
                                                          investments                                  (903,410)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 1,866,037
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 16,637,131  $  12,416,192

Net increase in net assets resulting from operations                                   1,866,037      1,108,328

Capital shares transactions
   Net premiums                                                                        3,598,272      3,613,914
   Transfers of policy loans                                                            (197,165)      (151,493)
   Transfers of cost of insurance                                                     (1,017,863)      (892,586)
   Transfers of surrenders                                                              (526,525)      (452,181)
   Transfers of death benefits                                                           (34,309)       (46,891)
   Transfers of other terminations                                                      (120,049)       (73,056)
   Interfund and net transfers to general account                                     (1,673,928)     1,114,904
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                           28,433      3,112,611
                                                                                  ------------------------------

Total increase in net assets                                                           1,894,470      4,220,939
                                                                                  ------------------------------

Net assets at end of year                                                           $ 18,531,601  $  16,637,131
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           27

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. International Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    28,517
     643,349 shares (cost $6,758,998)   $ 7,649,418       Capital gains distributions                  835,820
                                                                                                 --------------

LIABILITIES                                       -                                                    864,337
                                      --------------
                                                        Expenses
NET ASSETS                              $ 7,649,418       Administrative expense                           633
                                      --------------
                                                          Mortality and expense risk                    54,602
                                                                                                 --------------

                                                      Net investment income                            809,102

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              577,958
                                                        Net unrealized appreciation on
                                                         investments                                   104,098
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,491,158
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,732,183  $   1,779,463

Net increase in net assets resulting from operations                                  1,491,158        838,768

Capital shares transactions
   Net premiums                                                                         941,252        929,033
   Transfers of policy loans                                                            (22,294)       (14,882)
   Transfers of cost of insurance                                                      (204,329)      (154,447)
   Transfers of surrenders                                                             (101,888)       (61,345)
   Transfers of death benefits                                                             (225)             -
   Transfers of other terminations                                                      (12,141)        (5,918)
   Interfund and net transfers to general account                                       825,702      1,421,511
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       1,426,077      2,113,952
                                                                                  -------------- --------------

Total increase in net assets                                                          2,917,235      2,952,720
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 7,649,418  $   4,732,183
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           28

Midland National Life Insurance Company
Separate Account A
Alger American Fund Growth Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    10,698
     253,801 shares (cost $9,435,081)  $ 10,461,666       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     10,698
                                      --------------
                                                        Expenses
NET ASSETS                             $ 10,461,666       Administrative expense                           467
                                      --------------
                                                          Mortality and expense risk                    80,107
                                                                                                 --------------

                                                      Net investment loss                              (69,876)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              343,269
                                                        Net unrealized appreciation on
                                                         investments                                   162,971
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 436,364
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 7,928,119  $   4,216,027

Net increase in net assets resulting from operations                                    436,364        727,105

Capital shares transactions
   Net premiums                                                                       2,795,922      2,249,769
   Transfers of policy loans                                                           (126,336)       (73,516)
   Transfers of cost of insurance                                                      (617,161)      (432,087)
   Transfers of surrenders                                                             (176,146)      (232,411)
   Transfers of death benefits                                                          (12,604)        (3,387)
   Transfers of other terminations                                                      (81,140)       (32,093)
   Interfund and net transfers to general account                                       314,648      1,508,712
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       2,097,183      2,984,987
                                                                                  -------------- --------------

Total increase in net assets                                                          2,533,547      3,712,092
                                                                                  -------------- --------------

Net assets at end of year                                                          $ 10,461,666  $   7,928,119
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           29

Midland National Life Insurance Company
Separate Account A
Alger American Fund MidCap Growth Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     415,221 shares (cost $8,305,243)   $ 8,615,830       Capital gains distributions                1,192,460
                                                                                                 --------------

LIABILITIES                                       -                                                  1,192,460
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,615,830       Administrative expense                           376
                                      --------------
                                                          Mortality and expense risk                    73,332
                                                                                                 --------------

                                                      Net investment income                          1,118,752

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              221,714
                                                        Net unrealized depreciation on
                                                         investments                                  (640,654)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 699,812
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,153,666  $   6,715,021

Net increase in net assets resulting from operations                                    699,812        642,957

Capital shares transactions
   Net premiums                                                                       1,606,134      1,689,873
   Transfers of policy loans                                                           (120,999)       (67,391)
   Transfers of cost of insurance                                                      (524,988)      (462,594)
   Transfers of surrenders                                                             (233,733)      (187,073)
   Transfers of death benefits                                                          (28,485)        (3,469)
   Transfers of other terminations                                                      (35,732)       (24,885)
   Interfund and net transfers to general account                                      (899,845)      (148,773)
                                                                                  -------------- --------------

     Net (decrease) increase in net assets from capital share transactions             (237,648)       795,688
                                                                                  -------------- --------------

Total increase in net assets                                                            462,164      1,438,645
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,615,830  $   8,153,666
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           30

Midland National Life Insurance Company
Separate Account A
Alger American Fund Leveraged AllCap Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     203,767 shares (cost $6,633,482)   $ 8,452,271       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,452,271       Administrative expense                           120
                                      --------------
                                                          Mortality and expense risk                    68,264
                                                                                                 --------------

                                                      Net investment loss                              (68,384)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              640,213
                                                        Net unrealized appreciation on
                                                         investments                                   721,325
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,293,154
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 7,075,574  $   5,964,934

Net increase in net assets resulting from operations                                  1,293,154        808,415

Capital shares transactions
   Net premiums                                                                       1,539,485      1,526,084
   Transfers of policy loans                                                           (131,803)       (81,427)
   Transfers of cost of insurance                                                      (451,675)      (464,619)
   Transfers of surrenders                                                             (342,573)      (182,475)
   Transfers of death benefits                                                          (29,554)        (2,761)
   Transfers of other terminations                                                      (29,136)       (25,031)
   Interfund and net transfers to general account                                      (471,201)      (467,546)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                          83,543        302,225
                                                                                  -------------- --------------

Total increase in net assets                                                          1,376,697      1,110,640
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,452,271  $   7,075,574
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           31

Midland National Life Insurance Company
Separate Account A
Alger American Fund Small Capitalization Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     297,033 shares (cost $7,132,104)   $ 8,441,665       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,441,665       Administrative expense                           331
                                      --------------
                                                          Mortality and expense risk                    77,258
                                                                                                 --------------

                                                      Net investment loss                              (77,589)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments            1,471,676
                                                        Net unrealized depreciation on
                                                         investments                                   (25,596)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,368,491
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,206,483  $   6,058,125

Net increase in net assets resulting from operations                                  1,368,491      1,036,592

Capital shares transactions
   Net premiums                                                                       1,826,945      1,551,349
   Transfers of policy loans                                                            (96,823)       (36,705)
   Transfers of cost of insurance                                                      (505,566)      (460,019)
   Transfers of surrenders                                                             (173,750)      (124,138)
   Transfers of death benefits                                                           (3,965)        (1,640)
   Transfers of other terminations                                                      (61,927)       (21,526)
   Interfund and net transfers to general account                                    (2,118,223)       204,445
                                                                                  -------------- --------------

     Net (decrease) increase in net assets from capital share transactions           (1,133,309)     1,111,766
                                                                                  -------------- --------------

Total increase in net assets                                                            235,182      2,148,358
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,441,665  $   8,206,483
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           32

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Financial Services Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    22,438
     96,318 shares (cost $1,449,088)    $ 1,676,905       Capital gains distributions                    8,666
                                                                                                 --------------

LIABILITIES                                       -                                                     31,104
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,676,905       Administrative expense                            26
                                      --------------
                                                          Mortality and expense risk                    11,850
                                                                                                 --------------

                                                      Net investment income                             19,228

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               57,714
                                                        Net unrealized appreciation on
                                                         investments                                   124,952
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 201,894
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,245,177  $   1,069,179

Net increase in net assets resulting from operations                                    201,894         61,327

Capital shares transactions
   Net premiums                                                                         236,450        288,602
   Transfers of policy loans                                                            (21,569)       (22,370)
   Transfers of cost of insurance                                                       (92,410)       (88,395)
   Transfers of surrenders                                                              (25,517)       (29,224)
   Transfers of death benefits                                                                -         (1,406)
   Transfers of other terminations                                                      (28,247)       (10,100)
   Interfund and net transfers to general account                                       161,127        (22,436)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         229,834        114,671
                                                                                  -------------- --------------

Total increase in net assets                                                            431,728        175,998
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,676,905  $   1,245,177
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           33

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Global Health Care Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     78,705 shares (cost $1,543,581)    $ 1,692,934       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,692,934       Administrative expense                            48
                                      --------------
                                                          Mortality and expense risk                    13,698
                                                                                                 --------------

                                                      Net investment in loss                           (13,746)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               61,470
                                                        Net unrealized appreciation on
                                                         investments                                    20,878
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 68,602
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,376,465  $   1,109,323

Net increase in net assets resulting from operations                                     68,602         92,853

Capital shares transactions
   Net premiums                                                                         437,010        324,173
   Transfers of policy loans                                                            (38,075)       (20,027)
   Transfers of cost of insurance                                                      (103,967)       (95,410)
   Transfers of surrenders                                                              (32,500)       (22,226)
   Transfers of death benefits                                                                -         (1,064)
   Transfers of other terminations                                                      (25,750)       (13,060)
   Interfund and net transfers to general account                                        11,149          1,903
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         247,867        174,289
                                                                                  -------------- --------------

Total increase in net assets                                                            316,469        267,142
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,692,934  $   1,376,465
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           34

Midland National Life Insurance Company
Separate Account A
LEVCO Series Trust Equity Value Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     0 shares (cost $0)                         $ -       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                                      $ -       Administrative expense                             -
                                      --------------
                                                          Mortality and expense risk                        13
                                                                                                 --------------

                                                      Net investment loss                                  (13)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments                5,184
                                                        Net unrealized depreciation on
                                                         investments                                    (4,525)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                        $ 646
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                        $ 14,305    $    14,085

Net increase in net assets resulting from operations                                        646          1,043

Capital shares transactions
   Net premiums                                                                             (16)           (37)
   Transfers of policy loans                                                                  -            (29)
   Transfers of cost of insurance                                                           (48)          (237)
   Transfers of surrenders                                                                    -              -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                            -              -
   Interfund and net transfers to general account                                       (14,887)          (520)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                         (14,951)          (823)
                                                                                  -------------- --------------

Total (decrease) increase in net assets                                                 (14,305)           220
                                                                                  -------------- --------------

Net assets at end of year                                                                   $ -    $    14,305
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           35

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     3,957
     248,759 shares (cost $7,070,175)   $ 8,136,910       Capital gains distributions                  336,757
                                                                                                 --------------

LIABILITIES                                       -                                                    340,714
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,136,910       Administrative expense                           381
                                      --------------
                                                          Mortality and expense risk                    62,478
                                                                                                 --------------

                                                      Net investment income                            277,855

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments            1,148,394
                                                        Net unrealized depreciation on
                                                         investments                                   (73,195)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,353,054
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 5,176,284  $   1,703,910

Net increase in net assets resulting from operations                                  1,353,054      1,315,080

Capital shares transactions
   Net premiums                                                                       1,661,873      1,076,810
   Transfers of policy loans                                                           (420,725)       (35,404)
   Transfers of cost of insurance                                                      (331,711)      (192,343)
   Transfers of surrenders                                                             (129,058)       (83,816)
   Transfers of death benefits                                                             (261)        (1,049)
   Transfers of other terminations                                                     (129,798)        (9,255)
   Interfund and net transfers to general account                                       957,252      1,402,351
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       1,607,572      2,157,294
                                                                                  -------------- --------------

Total increase in net assets                                                          2,960,626      3,472,374
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,136,910  $   5,176,284
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           36

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     87,206 shares (cost $1,497,695)    $ 1,642,088       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,642,088       Administrative expense                            31
                                      --------------
                                                          Mortality and expense risk                     4,339
                                                                                                 --------------

                                                      Net investment loss                               (4,370)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               32,861
                                                        Net unrealized appreciation on
                                                         investments                                   144,393
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 172,884
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                    172,884              -

Capital shares transactions
   Net premiums                                                                         176,126              -
   Transfers of policy loans                                                             (8,261)             -
   Transfers of cost of insurance                                                       (22,556)             -
   Transfers of surrenders                                                               (1,972)             -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                            -              -
   Interfund and net transfers to general account                                     1,325,867              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       1,469,204              -
                                                                                  -------------- --------------

Total increase in net assets                                                          1,642,088              -
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,642,088      $       -
                                                                                  -------------- --------------



      The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Total Return Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    368,072
     963,021 shares (cost $9,916,131)   $ 9,745,775       Capital gains distributions                   51,111
                                                                                                 --------------

LIABILITIES                                       -                                                    419,183
                                      --------------
                                                        Expenses
NET ASSETS                              $ 9,745,775       Administrative expense                           643
                                      --------------
                                                          Mortality and expense risk                    75,286
                                                                                                 --------------

                                                      Net investment income                            343,254

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments             (80,222)
                                                        Net unrealized depreciation on
                                                         investments                                    (3,451)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 259,581
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 6,676,613  $   2,070,736

Net increase in net assets resulting from operations                                    259,581         63,532

Capital shares transactions
   Net premiums                                                                       3,045,254      2,628,127
   Transfers of policy loans                                                            (51,631)       (39,830)
   Transfers of cost of insurance                                                      (616,184)      (298,163)
   Transfers of surrenders                                                             (145,350)      (236,762)
   Transfers of death benefits                                                          (20,204)        (3,255)
   Transfers of other terminations                                                      (45,539)       (26,483)
   Interfund and net transfers to general account                                       643,235      2,518,711
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       2,809,581      4,542,345
                                                                                  -------------- --------------

Total increase in net assets                                                          3,069,162      4,605,877
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 9,745,775  $   6,676,613
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           38

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Low Duration Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    51,385
     148,148 shares (cost $1,507,267)   $ 1,490,374       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     51,385
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,490,374       Administrative expense                            58
                                      --------------
                                                          Mortality and expense risk                     7,947
                                                                                                 --------------

                                                      Net investment income                             43,380

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments              (3,717)
                                                        Net unrealized appreciation on
                                                         investments                                       295
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 39,958
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,100,561   $    673,026

Net increase in net assets resulting from operations                                     39,958          2,198

Capital shares transactions
   Net premiums                                                                         472,302        507,056
   Transfers of policy loans                                                                 68           (659)
   Transfers of cost of insurance                                                       (74,210)       (66,396)
   Transfers of surrenders                                                               (3,229)        (3,668)
   Transfers of death benefits                                                                -           (848)
   Transfers of other terminations                                                       (1,316)             -
   Interfund and net transfers to general account                                       (43,760)       (10,148)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         349,855        425,337
                                                                                  -------------- --------------

Total increase in net assets                                                            389,813        427,535
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,490,374  $   1,100,561
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           39


Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust High Yield Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    87,161
     189,806 shares (cost $1,561,804)   $ 1,582,985       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     87,161
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,582,985       Administrative expense                            44
                                      --------------
                                                          Mortality and expense risk                    11,074
                                                                                                 --------------

                                                      Net investment income                             76,043

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments              (2,264)
                                                        Net unrealized appreciation on
                                                         investments                                    29,275
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 103,054
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,126,787   $    806,118

Net increase in net assets resulting from operations                                    103,054         33,318

Capital shares transactions
   Net premiums                                                                         326,164        305,401
   Transfers of policy loans                                                             (8,145)        (2,244)
   Transfers of cost of insurance                                                       (79,811)       (60,990)
   Transfers of surrenders                                                              (10,474)       (10,502)
   Transfers of death benefits                                                           (1,508)        (1,415)
   Transfers of other terminations                                                       (1,251)             -
   Interfund and net transfers to general account                                       128,169         57,101
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         353,144        287,351
                                                                                  -------------- --------------

Total increase in net assets                                                            456,198        320,669
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,582,985  $   1,126,787
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           40

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Real Return Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    125,317
     270,495 shares (cost $3,404,266)   $ 3,227,004       Capital gains distributions                   90,906
                                                                                                 --------------

LIABILITIES                                       -                                                    216,223
                                      --------------
                                                        Expenses
NET ASSETS                              $ 3,227,004       Administrative expense                           111
                                      --------------
                                                          Mortality and expense risk                    21,998
                                                                                                 --------------

                                                      Net investment income                            194,114

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments             (63,881)
                                                        Net unrealized depreciation on
                                                         investments                                  (130,783)
                                                                                                 --------------

                                                      Net decrease in net assets resulting from
                                                       operations                                       $ (550)
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 2,517,402  $   1,595,134

Net (decrease) increase in net assets resulting from operations                            (550)        20,085

Capital shares transactions
   Net premiums                                                                         886,305        971,936
   Transfers of policy loans                                                             (2,618)       (10,617)
   Transfers of cost of insurance                                                      (203,311)      (181,276)
   Transfers of surrenders                                                              (10,783)      (154,463)
   Transfers of death benefits                                                           (4,596)        (5,210)
   Transfers of other terminations                                                     (206,139)       (14,087)
   Interfund and net transfers to general account                                       251,294        295,900
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         710,152        902,183
                                                                                  -------------- --------------

Total increase in net assets                                                            709,602        922,268
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 3,227,004  $   2,517,402
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           41

Midland National Life Insurance Company
Separate Account A
Goldman Sachs Variable Insurance Trust Structured Small Cap Equity Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     5,745
     64,074 shares (cost $945,760)        $ 925,229       Capital gains distributions                   62,705
                                                                                                 --------------

LIABILITIES                                       -                                                     68,450
                                      --------------
                                                        Expenses
NET ASSETS                                $ 925,229       Administrative expense                            17
                                      --------------
                                                          Mortality and expense risk                     3,185
                                                                                                 --------------

                                                      Net investment income                             65,248

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               22,093
                                                        Net unrealized depreciation on
                                                         investments                                   (20,531)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 66,810
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                     66,810              -

Capital shares transactions
   Net premiums                                                                         228,109              -
   Transfers of policy loans                                                               (792)             -
   Transfers of cost of insurance                                                       (18,579)             -
   Transfers of surrenders                                                                 (699)             -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                       (1,701)             -
   Interfund and net transfers to general account                                       652,081              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         858,419              -
                                                                                  -------------- --------------

Total increase in net assets                                                            925,229              -
                                                                                  -------------- --------------

Net assets at end of year                                                             $ 925,229      $       -
                                                                                  -------------- --------------


       The accompanying notes are an integral part of these financial statements.

                                           42

Midland National Life Insurance Company
Separate Account A
Nueberger Berman Advisors Management Trust Regency Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     3,544
     14,691 shares (cost $230,002)        $ 238,137       Capital gains distributions                   49,126
                                                                                                 --------------

LIABILITIES                                       -                                                     52,670
                                      --------------
                                                        Expenses
NET ASSETS                                $ 238,137       Administrative expense                             -
                                      --------------
                                                          Mortality and expense risk                     1,686
                                                                                                 --------------

                                                      Net investment income                             50,984

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments                6,579
                                                        Net unrealized appreciation on
                                                         investments                                     8,134
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 65,697
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                     65,697              -

Capital shares transactions
   Net premiums                                                                           9,439              -
   Transfers of policy loans                                                                 84              -
   Transfers of cost of insurance                                                        (3,633)             -
   Transfers of surrenders                                                                    -              -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                     (185,160)             -
   Interfund and net transfers to general account                                       351,710              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         172,440              -
                                                                                  -------------- --------------

Total increase in net assets                                                            238,137              -
                                                                                  -------------- --------------

Net assets at end of year                                                             $ 238,137      $       -
                                                                                  -------------- --------------


       The accompanying notes are an integral part of these financial statements.

                                           43

Midland National Life Insurance Company
Separate Account A
Premier VIT Op Cap Small Cap Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     11,895 shares (cost $404,320)        $ 437,004       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                                $ 437,004       Administrative expense                             3
                                      --------------
                                                          Mortality and expense risk                     1,364
                                                                                                 --------------

                                                      Net investment loss                               (1,367)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments                (866)
                                                        Net unrealized appreciation on
                                                         investments                                    32,684
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 30,451
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                     30,451              -

Capital shares transactions
   Net premiums                                                                          31,514              -
   Transfers of policy loans                                                             (3,751)             -
   Transfers of cost of insurance                                                        (5,982)             -
   Transfers of surrenders                                                                 (112)             -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                            -              -
   Interfund and net transfers to general account                                       384,884              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         406,553              -
                                                                                  -------------- --------------

Total increase in net assets                                                            437,004              -
                                                                                  -------------- --------------

Net assets at end of year                                                             $ 437,004      $       -
                                                                                  -------------- --------------

       The accompanying notes are an integral part of these financial statements.

                                           44


Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
--------------------------------------------------------------------------------
1.      Organization and Significant Accounting Policies


        Organization
        Midland National Life Separate Account A ("Separate Account"), a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 as amended, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The Separate Account consists of eleven insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation, an affiliate, serves as the underwriter of the variable products.


        Investments
        The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), MFS Variable Insurance Trust ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger American Fund ("FAM"), AIM Variable Insurance Funds ("AIM"), LEVCO Series Trust ("LEVCO"), Van Eck Worldwide Insurance Trust ("VANECK"), PIMCO Variable Insurance Trust ("PIMCO"), Goldman Sachs Variable Insurance Trust ("Goldman"), Neuberger Berman Advisors Management Trust ("Neuberger"), and Premier VIT ("Premier"), (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.


        The Van Eck Worldwide Real Estate Fund, Goldman Structured Small Cap Equity Fund, Neuberger Regency Portfolio, and Premier OpCap Small Cap Portfolio were introduced effective May 1, 2006. All other portfolios have been in existence for more than three years.


        Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividends are automatically reinvested in shares of the Funds.


        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.


        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.


        Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.      Expenses and Related Party Transactions


        The Company is compensated for certain expenses as described below. The rates of each applicable charge are described in the Separate Account's prospectus.


        o A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.


        o A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.


        o A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.


        o A sales and premium tax charge is deducted from each premium payment made prior to deposit into the Separate Account. Total deductions from gross contract premiums received by the Company were $4,779,346 and $4,797,392 in 2006 and 2005, respectively.


3.      Purchases and Sales of Investment Securities


        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2006 and 2005, were as follows:


                                                              2006                                2005
                                                ----------------------------------  ----------------------------------
Portfolio                                            Purchases           Sales           Purchases           Sales

Fidelity Variable Insurance Products
 Fund I
    Money Market Portfolio                         $  9,623,006      $  7,150,129      $  5,807,536      $  5,263,669
    High Income Portfolio                             2,174,804         1,633,295         3,046,682         1,652,371
    Equity-Income Portfolio                          10,840,408         7,157,336         6,822,155         7,842,873
    Growth Portfolio                                  9,004,996        12,772,791         9,601,298        13,897,042
    Overseas Portfolio                                5,077,136         3,619,642         4,545,340         2,447,095
    Mid Cap Portfolio                                 8,853,008         6,811,725         5,962,863         3,762,494
Fidelity Variable Insurance Products
 Fund II
    Asset Manager Portfolio                           1,281,529         1,662,601         1,478,537         2,218,714
    Investment Grade Bond Portfolio                   2,809,783         3,026,952         3,161,835         3,268,234
    Index 500 Portfolio                              17,160,158        16,367,582        16,366,660        12,572,701
    Contrafund Portfolio                             16,578,254        12,159,139        10,109,165        10,955,811
    Asset Manager: Growth Portfolio                     890,023         1,215,732           959,282         1,145,959
Fidelity Variable Insurance Products
 Fund III
    Balanced Portfolio                                1,230,924           926,504         1,104,908           876,068
    Growth & Income Portfolio                         3,010,246         1,873,413         1,942,555         1,932,306
    Growth Opportunities Portfolio                    1,789,866         2,280,153         1,910,167         2,198,724
American Century Variable
 Portfolios, Inc.
    Balanced Fund                                     2,849,837         2,356,866           793,895           599,511
    Capital Appreciation Fund                         1,315,093         1,353,892           996,971         1,052,073
    International Fund                                7,440,748         4,402,063         5,798,448         2,615,112
    Value Fund                                        7,919,134         4,192,193         7,812,841         3,062,443
    Income & Growth Fund                                854,912           717,379           697,928           584,778
MFS Variable Insurance Trust
    Emerging Growth Series                            2,385,644         3,228,719         2,676,263         3,395,122
    Investors Trust Series                              385,216           408,672           382,687           531,218
    New Discovery Series                              1,620,644         1,928,343         1,917,137         2,848,259
    Research Series                                   1,076,934         1,171,301         1,221,247         1,434,051
Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio                       4,037,564         2,559,164         4,218,538         2,273,260
    Mid-Cap Value Portfolio                           6,923,787         5,563,003         7,237,684         3,217,010
    International Portfolio                           3,856,171         1,620,991         2,927,077           668,502
Alger American Fund
    Growth Portfolio                                  4,305,052         2,277,746         4,304,997         1,360,580
    MidCap Growth Portfolio                           4,177,446         3,296,341         3,116,123         2,121,199
    Leveraged AllCap Portfolio                        2,805,893         2,790,733         2,128,007         1,879,917
    Small Capitalization Portfolio                    4,015,755         5,226,652         3,415,845         2,361,765
AIM Variable Insurance Funds
    Financial Services Fund                             657,306           408,245           418,436           297,400
    Global Health Care Fund                             781,589           547,467           478,132           314,767
LEVCO Series Trust
    Equity Value Fund                                        37            14,987             1,037             1,832
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                        5,277,800         3,392,374         3,951,498         1,817,568
    Worldwide Real Estate Fund                        1,932,973           468,139                 -                 -
PIMCO Variable Insurance Trust
    Total Return Portfolio                            5,060,024         1,907,189         5,775,141         1,005,439
    Low Duration Portfolio                              539,800           146,564           772,011           325,453
    High Yield Portfolio                                734,824           305,636           655,654           313,362
    Real Return Portfolio                             2,756,666         1,852,412         1,567,791           596,242
Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund                  1,449,183           525,516                 -                 -
Nueberger Berman Advisors Management Trust
    Regency Portfolio                                   973,781           750,359                 -                 -
Premier VIT
    OpCap Small Cap Portfolio                           637,580           232,394                 -                 -
                                                ----------------  ----------------  ----------------  ----------------
                                                   $167,095,534      $132,302,334      $136,084,371      $104,710,924
                                                ----------------  ----------------  ----------------  ----------------





4.      Summary of Changes from Unit Transactions


        Transactions in units for the years ended December 31, 2006 and 2005, were as follows:


                                                         2006                                  2005
                                         ------------------------------------  ------------------------------------
                                                                 Net Increase/                         Net Increase/
Portfolio                                Purchases     Sales     (Decrease)    Purchases     Sales     (Decrease)

Fidelity Variable Insurance Products
 Fund I
   Money Market Portfolio                  713,486     539,770       173,716     417,226      381,971       35,255
   High Income Portfolio                   133,973     116,439        17,534     189,055      123,938       65,117
   Equity-Income Portfolio                 282,832     294,625       (11,793)    278,435      378,533     (100,098)
   Growth Portfolio                        495,250     673,750      (178,500)    566,222      793,383     (227,161)
   Overseas Portfolio                      298,038     203,037        95,001     320,686      146,622      174,064
   Mid Cap Portfolio                       352,138     366,903       (14,765)    369,134      231,620      137,514
Fidelity Variable Insurance Products
 Fund II
   Asset Manager Portfolio                  55,025      79,534       (24,509)     68,992      105,422      (36,430)
   Investment Grade Bond Portfolio         149,480     177,144       (27,664)    145,229      178,322      (33,093)
   Index 500 Portfolio                   1,069,800   1,021,901        47,899   1,043,647      763,664      279,983
   Contrafund Portfolio                    511,138     481,513        29,625     495,392      512,965      (17,573)
   Asset Manager: Growth Portfolio          54,787      78,397       (23,610)     61,385       77,420      (16,035)
Fidelity Variable Insurance Products
 Fund III
   Balanced Portfolio                       67,343      59,526         7,817      73,493       61,431       12,062
   Growth & Income Portfolio               164,624     106,466        58,158     119,283      120,863       (1,580)
   Growth Opportunities Portfolio          147,988     188,210       (40,222)    163,850      190,598      (26,748)
American Century Variable
 Portfolios, Inc.
   Balanced Fund                           163,897     143,323        20,574      51,029       38,936       12,093
   Capital Appreciation Fund                79,416      79,732          (316)     71,090       72,033         (943)
   International Fund                      470,897     278,062       192,835     444,123      195,153      248,970
   Value Fund                              302,118     188,474       113,644     343,080      152,645      190,435
   Income & Growth Fund                     56,244      49,889         6,355      48,906       42,303        6,603
MFS Variable Insurance Trust
   Emerging Growth Series                  210,783     289,606       (78,823)    255,473      314,073      (58,600)
   Investors Trust Series                   32,351      33,804        (1,453)     34,219       47,949      (13,730)
   New Discovery Series                     73,254      91,163       (17,909)    105,455      153,659      (48,204)
   Research Series                          85,434      91,673        (6,239)    102,637      120,140      (17,503)
Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio             194,665     138,098        56,567     216,830      133,930       82,900
   Mid-Cap Value Portfolio                 235,479     232,302         3,177     279,719      133,488      146,231
   International Portfolio                 235,077     124,446       110,631     287,255       63,573      223,682
Alger American Fund
   Growth Portfolio                        575,946     296,648       279,298     615,781      183,639      432,142
   MidCap Growth Portfolio                 286,383     313,092       (26,709)    298,479      216,455       82,024
   Leveraged AllCap Portfolio              387,240     388,141          (901)    344,305      295,623       48,682
   Small Capitalization Portfolio          465,332     623,040      (157,708)    476,741      325,399      151,342
AIM Variable Insurance Funds
   Financial Services Fund                  48,100      30,934        17,166      35,247       25,135       10,112
   Global Health Care Fund                  65,736      49,877        15,859      41,713       25,731       15,982
LEVCO Series Trust
   Equity Value Fund                             -       1,255        (1,255)         82          156          (74)
Van Eck Worldwide Insurance Trust
   Worldwide Hard Assets Fund              194,777     133,715        61,062     220,251      104,277      115,974
   Worldwide Real Estate Fund              186,341      44,059       142,282           -            -            -
PIMCO Variable Insurance Trust
   Total Return Portfolio                  432,137     170,350       261,787     517,740       89,498      428,242
   Low Duration Portfolio                   47,049      13,496        33,553      56,044       14,258       41,786
   High Yield Portfolio                     51,213      23,581        27,632      49,867       25,715       24,152
   Real Return Portfolio                   220,063     158,462        61,601     128,959       50,843       78,116
Goldman Sachs Variable Insurance Trust
   Structured Small Cap Equity Fund        146,306      53,181        93,125           -            -            -
Nueberger Berman Advisors Management Trust
   Regency Portfolio                        99,624      76,309        23,315           -            -            -
Premier VIT
   OpCap Small Cap Portfolio                66,688      24,833        41,855           -            -            -
                                         ----------  ----------  ------------  ----------  ----------- ------------
                                         9,908,452   8,528,760     1,379,692   9,337,054    6,891,363    2,445,691
                                         ----------  ----------  ------------  ----------  ----------- ------------



5.      Financial Highlights


        The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.


        The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.



                                                       December 31                            Year Ended December 31
                                          ------------------------------------------  ----------------------------------------------
                                                      Unit Fair Value                 Investment Expense Ratio      Total Return
                                                        Lowest to                      Income      Lowest to          Lowest to
                                           Units         Highest       Net Assets      Ratio*      Highest**         Highest***
                                          ----------  --------------  --------------  ---------  ---------------  ------------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Money Market Portfolio
          2006                              638,379   $10.51 to $19.49   $8,578,456      4.73%   0.50% to 1.40%    3.45% to 4.34%
          2005                              464,663   10.15 to 18.79      6,105,579      3.05%   0.50% to 1.10%     1.5% to 2.49%
          2004                              429,408   10.00 to 18.44      5,561,712      1.29%   0.50% to 1.10%    0.00% to 0.72%
          2003                              571,109   11.15 to 18.41      7,214,462      1.11%   0.50% to 1.10%    -0.11% to 0.54%
          2002                              408,938   11.09 to 18.44      5,430,733      1.65%   0.50% to 1.10%    0.60% to 1.19%

    High Income Portfolio
          2006                              441,747   10.89 to 29.98      6,529,175      7.88%   0.50% to 1.40%    9.72% to 10.67%
          2005                              424,213   9.84 to 27.25       5,811,792     15.05%   0.50% to 1.10%    1.21% to 2.18%
          2004                              359,096   9.63 to 26.83       5,080,151      7.47%   0.50% to 1.10%    7.70% to 9.06%
          2003                              310,281   8.83 to 24.75       4,229,716      6.73%   0.50% to 1.10%   25.88% to 26.69%
          2002                              251,743   6.97 to 19.67       2,879,583      9.93%   0.50% to 1.10%    2.29% to 2.95%

    Equity-Income Portfolio
          2006                            1,360,907   13.53 to 65.29     34,589,744      3.26%   0.50% to 1.40%   18.52% to 19.57%
          2005                            1,372,700   11.41 to 54.92     29,885,303      1.62%   0.50% to 1.10%    4.36% to 5.35%
          2004                            1,472,798   10.93 to 52.45     30,789,773      1.45%   0.50% to 1.10%    9.30% to 10.98%
          2003                            1,372,172   10.93 to 47.58     26,739,888      1.64%   0.50% to 1.10%   28.90% to 29.66%
          2002                            1,243,283   9.43 to 36.89      19,627,178      1.57%   0.50% to 1.10%   -17.88% to -17.35%

    Growth Portfolio
          2006                            2,400,612   7.68 to 55.70      47,125,015      0.39%   0.50% to 1.40%    5.41% to 6.31%
          2005                            2,579,112   7.22 to 52.71      47,945,094      0.49%   0.50% to 1.10%    4.36% to 5.31%
          2004                            2,806,273   6.86 to 50.37      49,884,375      0.25%   0.50% to 1.10%    2.23% to 4.00%
          2003                            2,635,062   6.67 to 49.21      47,604,009      0.25%   0.50% to 1.10%   31.39% to 32.08%
          2002                            2,363,555   5.05 to 37.50      33,825,399      0.24%   0.50% to 1.10%   -30.88% to -30.44%

    Overseas Portfolio
          2006                              904,979   11.24 to 36.79     17,527,874      0.81%   0.50% to 1.40%   16.41% to 17.45%
          2005                              809,978   9.56 to 31.50      13,703,972      0.54%   0.50% to 1.10%   17.36% to 18.44%
          2004                              635,914   8.08 to 26.76       9,536,720      1.03%   0.50% to 1.10%   10.60% to 13.17%
          2003                              520,207   7.14 to 23.75       7,381,149      0.72%   0.50% to 1.10%   41.81% to 42.51%
          2002                              455,603   5.01 to 16.79       4,692,450      0.78%   0.50% to 1.10%   -21.17% to -20.60%

   Fidelity Variable Insurance Products
    Fund I (continued)
    Mid Cap Portfolio
          2006                            1,136,423   15.77 to 20.34     21,746,629      0.35%   0.50% to 1.40%   11.13% to 12.19%
          2005                            1,151,188   14.18 to 18.24     19,713,470      0.00%   0.50% to 1.10%   16.69% to 17.64%
          2004                            1,013,674   12.16 to 15.59     14,830,730      0.00%   0.50% to 1.10%   21.60% to 24.37%
          2003                              680,066   11.79 to 12.62      8,044,599      0.31%   0.50% to 1.10%   37.02% to 37.88%
          2002                              498,371   8.58 to 9.21        4,291,869      0.67%   0.50% to 1.10%   -10.76% to -10.26%

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
          2006                              373,211   11.22 to 33.19      7,998,925      2.68%   0.50% to 1.40%    5.85% to 6.82%
          2005                              397,720   10.56 to 31.27      8,036,130      2.65%   0.50% to 1.10%    2.61% to 3.43%
          2004                              434,150   10.21 to 30.38      8,682,432      2.64%   0.50% to 1.10%    3.30% to 5.04%
          2003                              417,255   9.73 to 29.12       8,263,923      3.44%   0.50% to 1.10%   16.66% to 17.39%
          2002                              398,605   8.28 to 24.97       6,960,372      3.71%   0.50% to 1.10%   -9.73% to -9.21%

    Investment Grade Bond Portfolio
          2006                              582,393   10.73 to 24.57      9,801,407      3.96%   0.50% to 1.40%    2.98% to 3.79%
          2005                              610,057   10.42 to 23.80      9,999,369      3.73%   0.50% to 1.10%    0.77% to 1.68%
          2004                              643,150   10.34 to 23.55     10,515,913      3.54%   0.50% to 1.10%    3.29% to 3.93%
          2003                              482,884   13.73 to 22.81      7,809,536      4.47%   0.50% to 1.10%    4.06% to 4.73%
          2002                              359,523   13.11 to 21.91      5,620,482      2.47%   0.50% to 1.10%    9.11% to 9.80%

    Index 500 Portfolio
          2006                            3,535,542   10.31 to 34.58     61,924,179      1.63%   0.50% to 1.40%   14.17% to 15.13%
          2005                            3,487,643   8.96 to 30.21      53,675,538      1.66%   0.50% to 1.10%    3.31 % to 4.25%
          2004                            3,207,660   8.59 to 29.14      48,254,425      1.20%   0.50% to 1.10%    8.60% to 10.13%
          2003                            2,800,764   7.80 to 26.67      38,919,926      1.34%   0.50% to 1.10%   26.98% to 27.66%
          2002                            2,401,648   6.11 to 20.98      26,800,947      1.23%   0.50% to 1.10%   -23.09% to -22.56%

    Contrafund Portfolio
          2006                            2,105,016   13.90 to 36.80     52,594,822      1.29%   0.50% to 1.40%   10.17% to 11.17%
          2005                            2,075,391   12.50 to 33.30     47,391,065      0.28%   0.50% to 1.10%   15.30% to 16.31%
          2004                            2,092,964   10.75 to 28.80     41,520,720      0.31%   0.50% to 1.10%   11.00% to 14.97%
          2003                            1,875,688   9.35 to 25.23      33,004,372      0.42%   0.50% to 1.10%   27.00% to 27.73%
          2002                            1,706,397   7.32 to 19.85      23,636,282      0.82%   0.50% to 1.10%   -10.34% to -9.74%

    Asset Manager: Growth Portfolio
          2006                              318,104   9.61 to 20.57       4,818,192      2.02%   0.50% to 1.40%    5.86% to 6.64%
          2005                              341,714   9.02 to 19.44       4,914,827      2.31%   0.50% to 1.10%    2.39% to 3.36%
          2004                              357,749   8.73 to 18.92       5,033,531      2.20%   0.50% to 1.10%    3.40% to 5.43%
          2003                              349,203   8.28 to 18.06       4,703,890      2.73%   0.50% to 1.10%   21.96% to 22.67%
          2002                              329,833   6.75 to 14.80       3,667,172      2.81%   0.50% to 1.10%   -16.48% to -15.94%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
          2006                              302,179   12.04 to 16.12      4,752,048      1.95%   0.50% to 1.40%   10.02% to 11.17%
          2005                              294,362   10.93 to 14.59      4,183,466      2.44%   0.50% to 1.10%    1.35% to 4.85%
          2004                              282,300   10.41 to 13.95      3,819,590      1.82%   0.50% to 1.10%    4.34% to 7.80%
          2003                              234,029   9.92 to 13.32       3,061,281      2.46%   0.50% to 1.10%   16.46% to 17.12%
          2002                              185,724   8.47 to 11.48       2,084,265      2.60%   0.50% to 1.10%   -9.75% to -9.22%

    Growth & Income Portfolio
          2006                              569,906   11.30 to 18.56     10,184,116      0.82%   0.50% to 1.40%   11.62% to 12.66%
          2005                              511,748   10.03 to 16.58      8,188,594      1.44%   0.50% to 1.10%    6.08% to 7.05%
          2004                              513,328   9.37 to 15.58       7,706,179      0.83%   0.50% to 1.10%    4.63% to 5.40%
          2003                              490,263   8.90 to 14.87       7,033,299      1.12%   0.50% to 1.10%   22.45% to 23.27%
          2002                              439,896   7.22 to 12.16       5,130,153      1.28%   0.50% to 1.10%   -17.56% to -17.11%

    Growth Opportunities Portfolio
          2006                              751,812   8.56 to 12.83       9,343,810      0.68%   0.50% to 1.40%    4.30% to 4.91%
          2005                              792,034   8.15 to 12.30       9,422,551      0.88%   0.50% to 1.10%    7.33% to 8.35%
          2004                              818,782   7.53 to 11.42       9,022,058      0.51%   0.50% to 1.10%    6.04% to 7.10%
          2003                              781,715   7.06 to 10.77       8,129,627      0.73%   0.50% to 1.10%   28.37% to 29.30%
          2002                              758,228   5.46 to 8.39        6,129,407      1.00%   0.50% to 1.10%   -22.67% to -22.33%

   American Century Variable
    Portfolios, Inc.
    Balanced Fund
          2006                              199,428   12.06 to 16.88      3,297,904      1.76%   0.50% to 1.40%    8.12% to 9.08%
          2005                              178,854   11.15 to 15.57      2,721,054      1.74%   0.50% to 1.10%    3.47% to 4.42%
          2004                              166,761   10.78 to 15.00      2,444,829      1.46%   0.50% to 1.10%    7.80% to 9.26%
          2003                              133,308   9.94 to 13.82       1,802,179      2.22%   0.50% to 1.10%   16.46% to 17.12%
          2002                               98,914   8.36 to 11.70       1,135,668      2.35%   0.50% to 1.10%   -10.55% to -10.35%

    Capital Appreciation Fund
          2006                              316,756   11.07 to 18.99      5,516,568      0.00%   0.50% to 1.40%   15.68% to 16.67%
          2005                              317,072   9.48 to 16.38       4,745,135      0.00%   0.50% to 1.10%   20.39% to 21.49%
          2004                              318,015   7.81 to 13.57       3,939,398      0.00%   0.50% to 1.10%    6.43% to 6.99%
          2003                              282,852   7.30 to 12.75       3,313,869      0.00%   0.50% to 1.10%   19.05% to 19.87%
          2002                              245,529   6.09 to 10.71       2,405,459      0.00%   0.50% to 1.10%   -22.05% to -21.52%

    International Fund
          2006                            1,227,537   9.18 to 18.36      21,164,022      1.43%   0.50% to 1.40%   23.33% to 24.46%
          2005                            1,034,702   7.37 to 14.84      14,404,355      0.99%   0.50% to 1.10%   11.72% to 12.61%
          2004                              785,732   6.55 to 13.25       9,706,395      0.50%   0.50% to 1.10%   12.50% to 14.51%
          2003                              694,272   5.72 to 11.66       7,551,029      0.66%   0.50% to 1.10%   23.13% to 23.81%
          2002                              599,832   4.62 to 9.47        5,308,390      0.74%   0.50% to 1.10%   -21.21% to -20.75%

   American Century Variable
    Portfolios, Inc. (continued)
    Value Fund
          2006                              880,295   13.18 to 24.73     20,610,685      1.26%   0.50% to 1.40%   17.00% to 18.05%
          2005                              766,651   11.26 to 21.07     15,382,309      0.78%   0.50% to 1.10%    3.54% to 4.48%
          2004                              576,216   10.88 to 20.29     11,215,585      1.51%   0.50% to 1.10%    8.80% to 13.79%
          2003                              405,178   14.72 to 17.93      7,007,967      0.90%   0.50% to 1.10%   27.51% to 28.33%
          2002                              303,774   11.47 to 14.07      4,118,748      0.83%   0.50% to 1.10%   -13.57% to -13.11%

    Income & Growth Fund
          2006                              216,685   11.42 to 15.52      3,316,030      1.68%   0.50% to 1.40%   15.48% to 16.53%
          2005                              210,330   9.80 to 13.37       2,770,134      1.92%   0.50% to 1.10%    3.21% to 4.14%
          2004                              203,727   9.41 to 12.90       2,584,309      1.31%   0.50% to 1.10%   10.00% to 12.43%
          2003                              184,915   8.37 to 11.52       2,073,156      1.17%   0.50% to 1.10%   27.98% to 28.57%
          2002                              161,239   6.51 to 8.90        1,412,025      1.02%   0.50% to 1.10%   -20.25% to -19.73%

   MFS Variable Insurance Trust
    Emerging Growth Series
          2006                              958,839   5.93 to 12.70      11,600,497      0.00%   0.50% to 1.40%    6.43% to 7.43%
          2005                            1,037,662   5.52 to 11.88      11,576,518      0.00%   0.50% to 1.10%    7.70% to 8.66%
          2004                            1,096,262   5.08 to 10.98      11,330,395      0.00%   0.50% to 1.10%    9.40% to 12.39%
          2003                            1,018,780   4.52 to 9.81        9,426,673      0.00%   0.50% to 1.10%   28.82% to 29.51%
          2002                              885,042   3.49 to 7.60        6,373,101      0.00%   0.50% to 1.10%   -34.46% to -34.03%

    Investors Trust Series
          2006                              154,359   10.56 to 13.08      1,931,782      0.48%   0.50% to 1.40%   11.46% to 12.46%
          2005                              155,812   9.39 to 11.74       1,741,627      0.55%   0.50% to 1.10%     5.2% to 6.70%
          2004                              169,542   8.80 to 11.09       1,783,500      0.60%   0.50% to 1.10%   10.16% to 10.90%
          2003                              157,644   7.94 to 9.56        1,503,147      0.63%   0.50% to 1.10%   20.84% to 21.59%
          2002                              145,439   6.53 to 7.89        1,145,465      0.51%   0.50% to 1.10%   -21.88% to -21.42%

    New Discovery Series
          2006                              325,086   10.43 to 22.52      7,112,418      0.00%   0.50% to 1.40%   11.68% to 12.67%
          2005                              342,995   9.26 to 20.07       6,696,977      0.00%   0.50% to 1.10%    3.80% to 4.72%
          2004                              391,199   8.84 to 19.24       7,337,919      0.00%   0.50% to 1.10%    5.32% to 6.00%
          2003                              355,305   8.34 to 18.24       6,311,978      0.00%   0.50% to 1.10%   32.28% to 33.01%
          2002                              267,770   6.27 to 13.76       3,607,321      0.00%   0.50% to 1.10%   -32.39% to -32.00%

    Research Series
          2006                              413,983   9.39 to 13.26       5,420,357      0.49%   0.50% to 1.40%    9.00% to 9.89%
          2005                              420,222   8.55 to 12.11       5,018,980      0.45%   0.50% to 1.10%    6.31% to 7.21%
          2004                              437,725   7.97 to 11.33       4,894,475      1.03%   0.50% to 1.10%   12.10% to 15.34%
          2003                              414,237   6.91 to 9.87        4,014,175      0.62%   0.50% to 1.10%   23.39% to 24.06%
          2002                              356,124   5.57 to 7.99        2,793,015      0.26%   0.50% to 1.10%   -25.38% to -24.93%

   Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio
          2006                              744,797   13.03 to 19.70     14,247,013      1.32%   0.50% to 1.40%   15.72% to 16.66%
          2005                              688,230   11.26 to 16.95     11,373,221      1.02%   0.50% to 1.10%    1.81% to 2.74%
          2004                              605,330   11.06 to 16.56      9,826,097      0.93%   0.50% to 1.10%   10.60% to 12.05%
          2003                              466,586   11.37 to 14.84      6,826,851      0.74%   0.50% to 1.10%   29.59% to 30.39%
          2002                              355,079   8.72 to 11.43       4,003,870      0.66%   0.50% to 1.10%   -18.97% to -18.43%

    Mid-Cap Value Portfolio
          2006                              699,339   13.70 to 27.07     18,531,601      0.51%   0.50% to 1.40%   10.67% to 11.69%
          2005                              696,162   12.38 to 24.34     16,637,131      0.49%   0.50% to 1.10%    6.72% to 7.66%
          2004                              549,931   11.60 to 22.69     12,416,192      0.32%   0.50% to 1.10%   16.00% to 23.45%
          2003                              408,357   18.17 to 18.47      7,531,058      0.55%   0.50% to 1.10%   23.39% to 24.11%
          2002                              334,830   14.64 to 14.93      4,984,990      0.65%   0.50% to 1.10%   -10.74% to -10.24%

    International Portfolio
          2006                              531,323   11.58 to 17.37      7,649,418      0.46%   0.50% to 1.40%   27.32% to 28.52%
          2005                              420,692   9.01 to 13.64       4,732,183      0.00%   0.50% to 1.10%   24.82% to 26.01%
          2004                              197,010   7.15 to 10.93       1,779,463      0.15%   0.50% to 1.10%    9.30% to 19.97%
          2003                              116,619   5.96 to 7.68          875,416      2.06%   0.50% to 1.10%   39.74% to 40.57%
          2002                               52,845   4.24 to 5.40          282,105      1.17%   0.50% to 1.10%   -18.66% to -18.15%

   Alger American Fund
    Growth Portfolio
          2006                            1,346,039   7.64 to 12.22      10,461,666      0.12%   0.50% to 1.40%    3.69% to 4.61%
          2005                            1,066,741   7.33 to 11.78       7,928,119      0.00%   0.50% to 1.10%   10.46% to 11.55%
          2004                              634,599   6.60 to 10.66       4,216,027      0.00%   0.50% to 1.10%    4.39% to 6.60%
          2003                              359,201   6.31 to 7.74        2,277,259      0.00%   0.50% to 1.10%   33.68% to 34.45%
          2002                              224,909   4.71 to 5.79        1,061,218      0.04%   0.50% to 1.10%   -33.75% to -33.24%

    MidCap Growth Portfolio
          2006                              778,361   10.97 to 13.14      8,615,830      0.00%   0.50% to 1.40%    8.62% to 9.66%
          2005                              805,070   10.05 to 12.09      8,153,666      0.00%   0.50% to 1.10%    8.32% to 9.23%
          2004                              723,046   9.24 to 11.16       6,715,021      0.00%   0.50% to 1.10%   11.60% to 12.57%
          2003                              584,966   8.25 to 9.79        4,841,496      0.00%   0.50% to 1.10%   46.12% to 47.01%
          2002                              282,007   5.63 to 6.70        1,590,097      0.00%   0.50% to 1.10%   -30.28% to -29.88%

    Leveraged AllCap Portfolio
          2006                            1,054,775   7.87 to 14.28       8,452,271      0.00%   0.50% to 1.40%   17.65% to 19.35%
          2005                            1,055,676   6.66 to 12.14       7,075,574      0.00%   0.50% to 1.10%   12.81% to 13.94%
          2004                            1,006,994   5.87 to 10.76       5,964,934      0.00%   0.50% to 1.10%    6.95% to 7.57%
          2003                              906,481   5.48 to 7.91        4,995,171      0.00%   0.50% to 1.10%   33.16% to 34.06%
          2002                              686,579   4.10 to 5.94        2,830,287      0.01%   0.50% to 1.10%   -34.58% to -34.29%

    Small Capitalization Portfolio
          2006                              899,227   9.13 to 15.12       8,441,665      0.00%   0.50% to 1.40%   18.40% to 20.24%
          2005                            1,056,935   7.67 to 12.77       8,206,483      0.00%   0.50% to 1.10%   15.25% to 16.31%
          2004                              905,593   6.63 to 11.08       6,058,125      0.00%   0.50% to 1.10%   10.80% to 16.01%
          2003                              513,117   5.74 to 8.90        2,972,490      0.00%   0.50% to 1.10%   40.60% to 41.71%
          2002                              201,854   4.07 to 6.33          827,703      0.00%   0.50% to 1.10%   -26.99% to -26.65%

   AIM Variable Insurance Funds
    Financial Services Fund
          2006                              119,437   12.90 to 14.32      1,676,905      1.54%   0.50% to 1.40%   14.91% to 15.86%
          2005                              102,271   11.22 to 12.36      1,245,177      1.41%   0.50% to 1.10%    4.43% to 5.37%
          2004                               92,159   10.75 to 11.73      1,069,179      0.83%   0.50% to 1.10%    7.45% to 8.11%
          2003                               60,189   10.74 to 10.85        648,768      0.26%   0.50% to 1.10%   28.16% to 29.01%
          2002                               34,167   8.38 to 8.41          286,647      1.31%   0.50% to 1.10%   -16.20% to -15.90%

    Global Health Care Fund
          2006                              132,604   11.29 to 12.54      1,692,934      0.00%   0.50% to 1.40%    3.77% to 8.97%
          2005                              116,745   10.88 to 11.97      1,376,465      0.00%   0.50% to 1.10%    6.67% to 7.55%
          2004                              100,763   10.20 to 11.13      1,109,323      0.00%   0.50% to 1.10%    2.00% to 7.02%
          2003                               68,501   10.29 to 10.40        707,641      0.00%   0.50% to 1.10%   26.41% to 27.14%
          2002                               28,372   8.14 to 8.18          182,544      0.00%   0.50% to 1.10%   -18.60% to -18.20%

   LEVCO Series Trust
    Equity Value Fund
          2005                                1,255   11.41 to 11.58         14,305      0.07%   0.50% to 1.40%    7.00% to 7.99%
          2004                                1,329   10.55 to 11.14         14,085      1.64%   0.50% to 1.10%    5.50% to 13.20%
          2003                                1,380   9.40 to 10.31          12,694      2.24%   0.50% to 1.10%   27.51% to 27.97%
          2002                                4,581   7.37 to 7.40           33,802      0.00%   0.50% to 1.10%   -26.30% to -26.00%

   Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund
          2006                              289,879   22.90 to 28.55      8,136,910      0.06%   0.50% to 1.40%   22.77% to 24.72%
          2005                              228,817   18.64 to 23.05      5,176,284      0.20%   0.50% to 1.10%   49.51% to 50.92%
          2004                              112,843   12.47 to 15.27      1,703,910      0.21%   0.50% to 1.10%   22.59% to 24.70%
          2003                               56,437   12.30 to 12.43        694,771      0.36%   0.50% to 1.10%   43.56% to 44.29%
          2002                               26,804   8.54 to 8.58          229,300      0.00%   0.50% to 1.10%   -14.60% to -14.20%

    Worldwide Real Estate Fund
          2006                              142,282   11.50 to 11.57      1,642,088      0.00%   0.50% to 1.40%   15.00% to 15.70%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
          2006                              886,475   10.72 to 11.17      9,745,775      4.48%   0.50% to 1.40%    2.74% to 3.31%
          2005                              624,688   10.47 to 10.81      6,676,613      3.80%   0.50% to 1.10%    0.97% to 1.90%
          2004                              196,446   10.36 to 10.60      2,070,736      1.73%   0.50% to 1.10%    3.75% to 4.43%
          2003                               51,475   10.12 to 10.16        521,769      1.10%   0.50% to 1.10%    5.00% to 5.40%

    Low Duration Portfolio
          2006                              141,883   10.28 to 10.57      1,490,374      3.97%   0.50% to 1.40%    2.62% to 3.40%
          2005                              108,330   10.05 to 10.21      1,100,561      2.71%   0.50% to 1.10%    -0.42% to 0.52%
          2004                               66,544   10.06 to 10.16        673,026      0.98%   0.50% to 1.10%    0.60% to 1.40%
          2003                               29,340   9.99 to 10.03         293,568      0.25%   0.50% to 1.10%    -0.10% to 0.20%

    High Yield Portfolio
          2006                              119,742   11.98 to 13.41      1,582,985      6.43%   0.50% to 1.40%    7.55% to 10.20%
          2005                               92,110   11.13 to 12.35      1,126,787      6.56%   0.50% to 1.10%    2.68% to 3.61%
          2004                               67,958   10.84 to 11.92        806,118      5.89%   0.50% to 1.10%    8.36% to 8.96%
          2003                               25,570   10.90 to 14.21        280,287      6.71%   0.50% to 1.10%    1.20% to 1.60%

    Real Return Portfolio
          2006                              281,314   10.71 to 11.63      3,227,004      4.36%   0.50% to 1.40%   -0.70% to -0.26%
          2005                              219,713   10.79 to 11.61      2,517,402      2.81%   0.50% to 1.10%    0.70% to 1.15%
          2004                              141,597   10.71 to 11.43      1,595,134      0.79%   0.50% to 1.10%    7.10% to 8.35%
          2003                               30,621   10.50 to 10.54        321,957      0.37%   0.50% to 1.10%    8.90% to 9.40%

   Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund
          2006                               93,125   9.90 to 9.96          925,229      0.00%   0.50% to 1.40%   -1.00% to -0.37%

   Nueberger Berman Advisors
   Management Trust
    Regency Portfolio
          2006                               23,315   10.06 to 10.24        238,137      0.00%   0.50% to 1.40%    1.70% to 2.40%

   Premier VIT
    OpCap Small Cap Portfolio
          2006                               41,855   10.41 to 10.47        437,004      0.00%   0.50% to 1.40%    4.10% to 4.70%



       * The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.


       ** The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


         *** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

                                     PART C

                                OTHER INFORMATION
Item 26.    Exhibits


(a)  Board of Directors Resolutions.
Resolution of the Board of Directors of Midland National Life establishing the Separate Account A (2)

(b)  Custodian Agreements.  Not Applicable

(c)  Underwriting Contracts.
     1)   Principal Underwriting Agreement (9)

     2)   Selling Agreement (9)

     3)   Commission schedule (9)

(d)  Contracts.
          Form of Policy (6)

(e)  Applications.
          Application Form. (5)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     1)   Articles of Incorporation of Midland National Life. (2)

     2)   By-Laws of Midland National Life. (2)

(g)  Reinsurance Contracts.

          Form of Reinsurance Contracts (9)

(h)  Participation Agreements.

     1. (a) Form of Participation Agreements between Midland National Life Insurance Company and Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (1)

       (b) Amendments to Participation Agreements for Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (1)

       (c) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation/Variable Insurance Products Fund III. (2)

       (d) Form of Participation Agreement between Midland National Life Insurance Company and American Century Investment Services, Inc.(1)

       (e) Form of Participation Agreement between Midland National Life Insurance Company and Lord Abbett Series Funds, Inc. (3)

       (f) Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. (4)

       (g) Form of Participation Agreement between Midland National Life Insurance Company and Massachusetts Financial Variable Insurance Trusts. (3)

       (h) Form of Participation Agreement between Midland National Life Insurance Company and Fred Alger Management, Inc. (7)

       (i) Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund III. (7)


       (j) Form of Participation Agreement between Midland National Life Insurance Company and Van Eck Global Worldwide Insurance Trust. (8)

       (k) Form of Participation Agreement between Midland National Life Insurance Company and Pacific Investment Management Company LLC.(9)


       (l) Form of Participation Agreement between Midland National Life Insurance Company and AIM Distributors, Inc. (14)


       (m) Form of Participation Agreement between Midland National Life Insurance Company and Goldman Sachs Variable Insurance Trust. (12)

       (n) Form of Participation Agreement between Midland National Life Insurance Company and PIMCO Advisors VIT. (12)

       (o) Form of Participation Agreement between Midland National Life Insurance Company and Neuberger Berman Advisers Management Trust.
            (12)

       (p) Amendments to Participation Agreement for Van Eck Global Worldwide Insurance Trust. (13)

       (q) Amendment to Participation Agreement for Goldman Sachs Variable Insurance Trust. (14)

       (r) Amendment to Participation Agreement between Midland National Life Insurance Company and Premier VIT (formerly PIMCO Advisors VIT) and Allianz Global Investors Distributors LLC. (15)

       (s) Form of Participation Agreement between Midland National Life Insurance Company and ProFund Advisors, LLC. (16)

       (t)  Amendment to Participation Agreement for ProFund Advisors, LLC.(18)


(i)  Administrative Contracts. Not Applicable.

(j)  Other Material Contracts.


      (a) AIM Fund Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between Midland National Life Insurance Company and A I M Investment Services, Inc. (18)

      (b) Rule 22c-2 Agreement between Midland National Life Insurance Company and Fred Alger & Company, Inc. (18)

      (c) Shareholder Information Agreement between Midland National Life Insurance Company and American Century Investment Services, Inc.
            (18)

      (d) SEC Rule 22c-2 Amendment to Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation. (18)

      (e) Variable Annuity Shareholder Information Agreement between Midland National Life Insurance Company and Goldman Sachs Variable Insurance Trust. (18)

      (f) Rule 22c-2 Agreement between Midland National and Lord Abbett Distributor LLC. (18)

      (g) Rule 22c-2 Shareholder Information Agreement between Midland National and MFS Fund Distributors Inc. (18)

      (h) Rule 22c-2 Shareholder Information Access Agreement between Midland National and Neuberger Berman Management Inc. (18)

      (i) Rule 22c-2 Amendment to Participation Agreement between Midland National and Allianz Global Investors Distributors, Inc., principal underwriters for Premier VIT and PIMCO Variable Insurance Trust.
            (18)

      (j) Shareholder Information Agreement between Midland National and Van Eck Securities Corporation. (18)


(k)  Legal Opinion.


      1)    Opinion and Consent (17)

      2)    Power of Attorney (17)

(l)  Actuarial Opinion.   (17)


(m)  Calculation of Illustrations (10)

(n)  Other Opinions.


     1)   Consent of Sutherland Asbill & Brennan LLP (17)

     2)   Consent of Independent Registered Public Accounting Firm (17)


(o)  Omitted Financial Statements.  Not Applicable.

(p)  Initial Capital Agreements.  Not Applicable.

(q) Redeemability Exemption. Memorandum describing Midland National Life's issuance, transfer and redemption procedures for the Policy. (11)
----------

(1) Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 filed on April 23, 1997 (File No. 333-14061)
(2) Incorporated herein by reference to Post-Effective Amendment No. 1 for Form S-6 on April 28, 1998 (File No. 333-14061)
(3) Incorporated herein by reference to Post-Effective Amendment No. 3 for Form S-6 on April 29, 1999 (File No. 333-14061)
(4) Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6 on August 31, 1999 (File No. 333-80975)
(5) Incorporated herein by reference to Post-Effective Amendment No. 4 for Form S-6 on February 17, 2000 (File No. 333-14061)
(6) Incorporated herein by reference to Post-Effective Amendment No. 5 for Form S-6 on April 28, 2000 (File No. 333-14061)
(7) Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No. 333-14061)

(8) Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on January 14, 2002 (File No. 333-71800)
(9) Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 29, 2003 (File No. 333-14061)
(10) Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 29, 2004 (File No. 333-14081)
(11) Incorporated herein by reference to Post-Effective Amendment No. 9 for Form N-6 on April 28, 2005 (File No. 333-58300)
(12) Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-4 on April 29, 2005 (File No. 333-108437)


(13) Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on November 24, 2004 (File No. 333-108437)
(14) Incorporated herein by reference to Post-Effective Amendment No. 10 for Form N-6 on April 26, 2006 (File No. 333-58300)
(15) Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 26, 2007 (File No. 333-58300)
(16) Incorporated herein by reference to Post-Effective Amendment No. 1 for Form N-4 on April 28, 2006 (File No. 333-128910)
(17)  Filed herewith
(18)  To be filed by amendment


Item 27.  Directors and Officers of the Depositor

--------------------------------------------------------------------- -----------------------------------------------------
                Name and Principal Business Address*                          Position and Offices with Depositor
--------------------------------------------------------------------- -----------------------------------------------------
Michael Masterson...............................................      Chief Executive Officer - Chairman
--------------------------------------------------------------------- -----------------------------------------------------
John Craig......................................................      Senior Vice President - Director
--------------------------------------------------------------------- -----------------------------------------------------
Robert Korba....................................................      Director
--------------------------------------------------------------------- -----------------------------------------------------

David E. Sams...................................................      Director

--------------------------------------------------------------------- -----------------------------------------------------
Steven C. Palmitier.............................................      President and Chief Operating Officer - Director
--------------------------------------------------------------------- -----------------------------------------------------
Stephen P. Horvat, Jr***.....................................         Senior Vice President - Legal
--------------------------------------------------------------------- -----------------------------------------------------
Donald J. Iverson............................................         Senior Vice President and Corporate Actuary  -
                                                                      Director
--------------------------------------------------------------------- -----------------------------------------------------

Melody Jensen................................................         Vice President, General Counsel, and Secretary

--------------------------------------------------------------------- -----------------------------------------------------
Thomas M. Meyer..............................................         Senior Vice President and Chief Financial Officer
--------------------------------------------------------------------- -----------------------------------------------------
Gary J. Gaspar***...............................................      Senior Vice President and Chief Information Officer
--------------------------------------------------------------------- -----------------------------------------------------
Gary W. Helder..................................................      Vice President, Administration
--------------------------------------------------------------------- -----------------------------------------------------

Robert W. Buchanan..............................................      Vice President, New Business and Underwriting

--------------------------------------------------------------------- -----------------------------------------------------
Timothy A. Reuer................................................      Vice President, Product Development
--------------------------------------------------------------------- -----------------------------------------------------
Esfandyar Dinshaw**.............................................      President, Annuity Division
--------------------------------------------------------------------- -----------------------------------------------------

Robert Tekolste**...............................................      Senior Vice President, Operations

--------------------------------------------------------------------- -----------------------------------------------------

Tracy Kirchhoff***..............................................      Assistant Vice President and Deputy Compliance
                                                                      Officer

--------------------------------------------------------------------- -----------------------------------------------------
Kevin Bachmann..................................................      Senior Vice President, Sales, and Chief Marketing
                                                                      Officer
--------------------------------------------------------------------- -----------------------------------------------------
Gregory Helms...................................................      2nd Vice President, Policy Administration
--------------------------------------------------------------------- -----------------------------------------------------

Cindy Reed**....................................................      Senior Vice President and Chief Marketing Officer,
                                                                      Annuity Division

--------------------------------------------------------------------- -----------------------------------------------------

Ron Markway**...................................................      Vice President, New Business - Annuity Division

--------------------------------------------------------------------- -----------------------------------------------------
Michael Yanacheak**.............................................      2nd Vice President, Product Development, Annuity
                                                                      Division
--------------------------------------------------------------------- -----------------------------------------------------

Lance Larsen**..................................................      2nd Vice President, Broker/Dealer Distribution -
                                                                      Annuity Division

--------------------------------------------------------------------- -----------------------------------------------------
Teri Ross**.....................................................      Assistant Vice President, Variable Annuity
                                                                      Services, Annuity Division
--------------------------------------------------------------------- -----------------------------------------------------

Don Lyons**.....................................................      Vice President - Annuity Finance

--------------------------------------------------------------------- -----------------------------------------------------
Richard T. Hicks................................................      Assistant Vice President, Policy Administration
--------------------------------------------------------------------- -----------------------------------------------------

Randy D. Shaull.................................................      Associate Actuary - Product Development

--------------------------------------------------------------------- -----------------------------------------------------

* Unless noted otherwise, the principal business address for each officer and director is One Midland Plaza, Sioux Falls, SD 57193-9991
**    Annuity Division, 4601 Westown Parkway, Suite 300, West Des Moines, IA
      50266
***   525 W. Van Buren, Chicago, IL 60607

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant -
-------

      The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Inc. The Registrant is a segregated asset account of Midland. Sammons Enterprises, Inc, is owned by The Charles A. Sammons 1987 Charitable Remainder Trust Number Two. Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI) are:

  ----------------------------------------------------------- -------------------------- -------------------------
                                                                                            Percent Of Voting
  ----------------------------------------------------------        Jurisdiction             Securities Owned
                                                                    ------------             ----------------
  Name
  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Communications, Inc.                                        Delaware                 100% by SEI
    Name changed to Sammons Capital, Inc. as of
    7/5/06

  ----------------------------------------------------------- -------------------------- -------------------------

  Consolidated Investment Services, Inc. (CISI)                        Nevada                  100% by SEI

  ----------------------------------------------------------- -------------------------- -------------------------

  MH Imports, Inc.                                                    Delaware                 100% by CISI
    Incorporated 4/27/06

  ----------------------------------------------------------- -------------------------- -------------------------

  Mykonos 6420 LP                                                                             74.25% by CISI
    Established 6/14/05                                                 Texas                 1% by Sponsor
                                                                                             Investments LLC

  ----------------------------------------------------------- -------------------------- -------------------------
  Richmond Holding Company, LLC                                       Delaware                  5% by CISI
                                                                                                95% by SEI
  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Financial Group, Inc. (SFG)                                 Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Midland National Life Insurance Company (MNL)                         Iowa                   100% by SFG

  ----------------------------------------------------------- -------------------------- -------------------------
  SFG Reinsurance Company                                          South Carolina              100% by MNL
  ----------------------------------------------------------- -------------------------- -------------------------

  North American Company for Life and Health Insurance                Illinois                 100% by SFG

  (NACOLAH)
  ----------------------------------------------------------- -------------------------- -------------------------
  North American Company for Life and Health Insurance

  of New York - sold to Wilton Reassurance Life Company               New York                 100% by SFG
  of New York 9/27/06

  ----------------------------------------------------------- -------------------------- -------------------------
  NACOLAH Ventures, L.L.C.                                            Delaware                99% by NACOLAH
                                                                                                1% by SFG
  ----------------------------------------------------------- -------------------------- -------------------------

  Parkway Holdings, Inc. (PHI)                                        Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Parkway Mortgage, Inc.                                              Delaware                 100% by PHI

  ----------------------------------------------------------- -------------------------- -------------------------

  CH Holdings, Inc.                                                   Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Corporation                                                   Texas                  100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Otter, Inc.                                                         Oklahoma                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Cathedral Hill Hotel, Inc.                                          Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Power Development, Inc. (SPDI)                              Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Gila Bend Power Partners,  L.L.C.                                   Delaware                 50% by SPDI

  ----------------------------------------------------------- -------------------------- -------------------------

  H2O Distribution, Inc.                                              Arkansas                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Distribution Holdings, Inc.(SDHI)                           Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Mylon C. Jacobs Supply Co.                                          Oklahoma                     100%
    Merged into SDHI as of 6/26/06

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons CTP, Inc.                                                 Pennsylvania               100% by SDHI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons VPC, Inc.                                                   Delaware                 100% by SDHI

  ----------------------------------------------------------- -------------------------- -------------------------

      Opus 5949 LLC                                                     Texas                 75% by Sammons
                                                                                                VPC, Inc.

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons BW, Inc.                                                    Delaware                 100% by SDHI

  ----------------------------------------------------------- -------------------------- -------------------------

  TMIS, Inc.                                                            Texas                100% by Sammons
                                                                                                 BW, Inc.

  ----------------------------------------------------------- -------------------------- -------------------------

  Abastecedora de Services Industriales y Productos S.A.                                     99.9% by Sammons
  de C.V.  (ASPI)  Dissolved 12/31/06                                                            BW, Inc.

                                                                       Mexico                0.01% TMIS, Inc
  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs ITD Corp.                                                    Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs Equipment Trust (BET)                                        Delaware              100% by Briggs ITD
                                                                                                  Corp.

  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs Equipment Mexico, Inc.                                       Delaware                 100% by BET

  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs International, Inc. (BII)                                    Delaware                 100% by CISI
    Incorporated 6/21/06

  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs Equipment UK Limited                                      United Kingdom              100% by BII
    Established 8/3/06

  ----------------------------------------------------------- -------------------------- -------------------------
  Montecargas Yale de Mexico S. A. de C.V. (YALESA)                                           99% by Briggs
                                                                                             Equipment Trust
                                                                       Mexico                  1% by Briggs
                                                                                          Equipment Mexico, Inc.
  ----------------------------------------------------------- -------------------------- -------------------------
  Briggs Equipment S.A. de C.V. (BESA)                                                        99% by Briggs
                                                                                             Equipment Trust
                                                                       Mexico                  1% by Briggs
                                                                                          Equipment Mexico, Inc.
  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs Construction Equipment, Inc.                                 Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Crestpark LP, Inc.                                                  Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Crestpark Holding, Inc.                                             Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Venture Properties, Inc.                                    Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Realty Corporation (SRC)                                    Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  FIRE, LLC established 6/13/06
    Named changed to SRI Ventures, LLC as of                          Delaware                  99% by SRC
    12/19/06

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Income Properties, Inc.                                     Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  GBH Venture Co., Inc.                                               Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Jack Tar Grand Bahama Limited                                        Bahamas                     100%
    Ceased doing business as of 9/7/05

  ----------------------------------------------------------- -------------------------- -------------------------

  The Grove Park Inn Resort, Inc.  (GPIRI)                            Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Fitzgerald Realty LLC established 9/15/06
    Name changed to GPI Ventures, LLC as of                           Delaware                100% by GPIRI
    12/11/06

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Tours, Inc.                                                 Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Securities, Inc.(SSI)                                       Delaware                 100% by SFG

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Securities Company, L.L.C.                                  Delaware                  50% by SSI

  ----------------------------------------------------------- -------------------------- -------------------------

  Herakles Investments, Inc. (HII)                                    Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sponsor Investments, L.L.C.                                           Texas                   75% by HII

  ----------------------------------------------------------- -------------------------- -------------------------

  SG Reliant Investors, LLC                                           Delaware                80% by NACOLAH
                                                                                              Ventures, LLC

  ----------------------------------------------------------- -------------------------- -------------------------

Item 29.    Indemnification

Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.



Item 30.    Principal Underwriter--
-------

            (a) Other Activity. In addition to Midland National Life Separate Account A, Sammons Securities Company LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C.

            (b) Management. The directors and principal officers of Sammons Securities Company LLC are as follows:

                 ----------------------------------------------- --------------------------------------------
                 Name and Principal                              Positions and Offices with
                 Business Address*                               Sammons Securities Company, LLC
                 ----------------------------------------------- --------------------------------------------
                 Steve Palmitier                                 President
                 One Midland Plaza,
                 Sioux Falls, SD 57193-9991
                 ----------------------------------------------- --------------------------------------------
                 Jerome S. Rydell                                Vice-Chairman
                 ----------------------------------------------- --------------------------------------------
                 Michael Masterson                               Chairman
                 525 West Van Buren
                 Chicago, IL  60607
                 ----------------------------------------------- --------------------------------------------
                 Michael J. Brooks                               Vice-President
                 ----------------------------------------------- --------------------------------------------
                 Kevin Bachmann                                  Chief Marketing Officer
                 One Midland Plaza
                 Sioux Falls, SD  57193-9991
                 ----------------------------------------------- --------------------------------------------
                 Lisa S. Hoyne                                   Vice-President
                 One Midland Plaza,
                 Sioux Falls, SD 57193-9991
                 ----------------------------------------------- --------------------------------------------
                 Brandon D. Rydell                               Vice-President
                 ----------------------------------------------- --------------------------------------------
                   -----------

            * Unless otherwise indicated, the address of each executive officer of Sammons Securities Company LLC is: 4261 Park Road, Ann Arbor MI 48103

            (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

         (1)                       (2)                      (3)                     (4)                      (5)
                            Net Underwriting
   Name of Principal          Discounts and           Compensation on           Brokerage                  Other
     Underwriter               Commissions*              Redemption             Commissions              Compensation*
     -----------              -----------               -----------            -----------               -----------
  Sammons Securities           $8,802,816                   None                    N/A                    $88,356
     Company, LLC


* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland National's variable universal life insurance policies under Separate Account A. In exchange for the underwriting fee, Sammons Securities Company provides various administrative services. Examples of the services provided include registered representative training sessions, tracking and notification firm element training, attendance at Annual Compliance Meetings, and continuing education required by the NASD to maintain licensing for all affiliated registered representatives licensed with Midland National.

Item 31.    Location of Accounts and Records

      The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Midland Plaza Sioux Falls, SD 57193 and Sammons Financial Group, 525 W. Van Buren, Chicago, IL 60607.

Item 32.    Management Services

            All management contracts are discussed in Part A or Part B.

Item 33.    Fee Representation

            Midland National Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 25th day of April, 2007.

                                                                    MIDLAND NATIONAL LIFE
                                                                    SEPARATE ACCOUNT A (REGISTRANT)

Attest:  /s/                                                       By:  /s/*
        ------------------------------------------------------        ------------------------------
                                                                            MICHAEL M. MASTERSON
                                                                            Chairman of the Board


                                                                  By:  MIDLAND NATIONAL LIFE
                                                                       INSURANCE COMPANY (DEPOSITOR)


Attest:  /s/                                                      By:  /s/ *
        ----------------------------------------------------     ------------------------------------
                                                                            MICHAEL M. MASTERSON
                                                                            Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.


               Signatures                                                 Title

/s/  *                                           Chairman of the Board of Directors,
-------------------------------------            Director, Chief Executive Officer
      MICHAEL M. MASTERSON                       (Principal Executive Officer)


/s/  *                                           Senior Vice President
-------------------------------------            Chief Financial Officer (Principal Financial Officer)
      THOMAS M. MEYER

/s/  *                                           Senior Vice President, Director
-------------------------------------
      JOHN J. CRAIG, II

/s/  *                                          Director, President and Chief Operating Officer
-------------------------------------
      STEVEN C. PALMITIER

/s/  *                                          Director, Senior Vice President, Corporate Actuary
-------------------------------------
      DONALD J. IVERSON


/s/  *
-------------------------------------           Senior Vice President -  Legal
      STEPHEN P. HORVAT, JR.

/s/  *                                          Director, President of Sammons Enterprises, Inc.
-------------------------------------
      ROBERT W. KORBA

/s/  *                                          Director
--------------------------------------
      DAVID E. SAMS

*By:  /s/______________________________________                 Date: April 25, 2007___
                                                       ----------------------------------
                  Therese M. Kirchhoff
                     Attorney-in-Fact
              Pursuant to Power of Attorney


                           Registration No. 333-14081


                         POST EFFECTIVE AMENDMENT NO. 14



-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


-------------------------------------------------------------------------------



                                    EXHIBITS

                                       TO

                                    FORM N-6

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       FOR

                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                       AND

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY



-------------------------------------------------------------------------------

Exhibit Index

---------------------------- --------------------------------------------------
Item                         Exhibit
---------------------------- --------------------------------------------------
26(k)                        (1) Opinion and Consent of Counsel
                             --------------------------------------------------
                             (2) Power of Attorney
---------------------------- --------------------------------------------------
26(l)                        Actuarial Opinion
---------------------------- --------------------------------------------------

26(n)                        (1) Consent of Sutherland Asbill & Brennan LLP
                             (2) Consent of  Independent Registered Public
                                 Accounting Firm

---------------------------- --------------------------------------------------

April 23, 2007




The Board of Directors
Midland National Life Insurance Company
Des Moines, Iowa

Gentlemen:


With reference to the Registration Statement for Midland National Life Separate Account A filed on form N-6 (File number 333-14081 Amendment 14) with the Securities and Exchange Commission covering flexible premium variable life insurance policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:


1. Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium variable life insurance contracts by the Department of Insurance of the State of Iowa.

2. The Midland National Life Insurance Company Separate Account A is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.

3. The flexible premium variable life insurance contracts, when issued as contemplated by said Form N-6 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said N-6 Registration Statement.


Sincerely,


/s/



Stephen P. Horvat, Jr.
Senior Vice President - Legal

POWER OF ATTORNEY


The undersigned directors and officers of Midland National Life Insurance Company, an Iowa corporation (the "Company"), hereby constitute and appoint Stephen P. Horvat Jr., and Therese M. Kirchhoff, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 (33-16354; 33-76318; 333-14061; 333-14081; 333-80975; 333-58300; 333-119088; 333-108437;
333-71800; 33-64016; 333-128910; 333-128978) and under the Investment Company
Act of 1940 (811-05271; 811-07772) with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this _____day of ________________ 2007.


SIGNATURE                            DATE                       SIGNATURE                            DATE


/s/                                  4/23/07                     /s/                                  4/17/07
------------------------------------ -------                    ------------------------------------ -------
Michael M. Masterson                                            John J. Craig II



/s/                                  4/23/07                    /s/                                  4/18/07
------------------------------------ -------                    ------------------------------------ -------
Steven C. Palmitier                                             Donald J. Iverson



/s/                                  4/17/07                    /s/                                  4/18/07
------------------------------------ -------                    ------------------------------------ -------
Stephen P. Horvat, Jr.                                          Thomas M. Meyer



/s/                                  4/24/07                    /s/                                  4/23/07
------------------------------------ -------                    ------------------------------------ -------
Robert W. Korba                                                 David E. Sams



April 23, 2007


Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193


Gentlemen:


This opinion is furnished in connection with the filing of Post- Effective Amendment No. 14 to Registration Statement No. 333-14081 on Form N-6 ("Registration Statement") which covers premiums expected to be received under the flexible premium Variable Universal Life Insurance policy ("Policy") to be offered by Midland National Life Insurance Company. The Prospectus included in the Registration Statement describes policies which will be offered by Midland in each State where they have been approved by appropriate State insurance authorities. The policy forms were prepared under my direction, and I am familiar with the Registration Statement and Exhibits thereto.


In my opinion:

The illustrations of death benefits, policy fund and accumulated premiums in the illustration section of the Prospectuses included in the Registration Statement (the "Prospectus"), based on the assumptions stated in the illustrations, are consistent with the provisions of the Contract and Midland Nationals administrative procedures. The rate structure of the Contracts has not been designed, and the assumptions for the illustrations (including sex, age, rating classification, and premium amount and payment schedule) have not been selected, so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be materially more favorable than for any other prospective purchaser with different assumptions. The illustrations are based on a commonly used rating classification and premium amounts and ages appropriate for the markets in which the policy is sold.

I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement.

Sincerely,


/s/


Randy D. Shaull, FSA, MAAA
Associate Actuary - Product Development

                                 April 19, 2007




Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD  57193

                   RE:      VEUL and VEUL2 and Premier
                            Form N-6, File No. 333-14081

Gentlemen:

      We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 14 to the Registration Statement on Form N-6 filed by Midland National Life Insurance Company Separate Account A for certain variable life insurance contracts (File No. 333-14081). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                            Very truly yours,

                            SUTHERLAND ASBILL & BRENNAN LLP



                            By:   /s/
                                 ---------------------------------------------
                                     Frederick R. Bellamy

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the inclusion in Post-Effective Amendment No. 14 to this Registration Statement of Midland National Life Separate Account A on Form N-6 (File No. 333-14081 and 811-05271) of our report dated April 19, 2007, on our audit of the financial statements of Midland National Life Separate Account A and our report dated March 13, 2007, on our audit of the financial statements of Midland National Life Insurance Company, respectively, which appear in such Registration Statement. We also consent to the reference of our firm under the caption "Financial Statements" and "Financial Matters" in such Registration Statement.





/s/


St. Louis, Missouri
April 25, 2007